UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number 811-07619

Nuveen Investment Trust

(Exact name of registrant as specified in charter)

Nuveen Investments

333 West Wacker Drive Chicago, IL 60606

(Address of principal executive offices) (Zip code)

Kevin J. McCarthy

Nuveen Investments

333 West Wacker Drive Chicago, IL 60606

(Name and address of agent for service)

Registrant’s telephone number, including area code: (312) 917-7700

Date of fiscal year end: June 30

Date of reporting period: December 31, 2010

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policy making roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss.3507.

Item 1. Reports to Stockholders.

Mutual Funds

Nuveen Value Funds

For investors seeking long-term capital appreciation.

Semi-Annual Report

December 31, 2010

Share Class / Ticker Symbol

Fund Name	Class A	Class B	Class C	Class R3	Class I
Nuveen Multi-Manager Large-Cap Value Fund	NNGAX	NNGBX	NNGCX	NMMTX	NNGRX
Nuveen NWQ Multi-Cap Value Fund	NQVAX	NQVBX	NQVCX	NMCTX	NQVRX
Nuveen NWQ Large-Cap Value Fund	NQCAX	NQCBX	NQCCX	NQCQX	NQCRX
Nuveen NWQ Small/Mid-Cap Value Fund	NSMAX	—	NSMCX	NWQRX	NSMRX
Nuveen NWQ Small-Cap Value Fund	NSCAX	—	NSCCX	NSCQX	NSCRX
Nuveen Tradewinds Value Opportunities Fund	NVOAX	NVOBX	NVOCX	NTVTX	NVORX

INVESTMENT ADVISER NAME CHANGE

Effective January 1, 2011, Nuveen Asset Management, the Funds’ investment adviser, changed its name to Nuveen Fund Advisors, Inc. (“Nuveen Fund Advisors”). Concurrently, Nuveen Fund Advisors formed a wholly-owned subsidiary, Nuveen Asset Management, LLC, to house its portfolio management capabilities.

NUVEEN INVESTMENTS COMPLETES STRATEGIC COMBINATION WITH FAF ADVISORS

On December 31, 2010, Nuveen Investments completed the strategic combination between Nuveen Asset Management, LLC, the largest investment affiliate of Nuveen Investments, and FAF Advisors. As part of this transaction, U.S. Bancorp — the parent of FAF Advisors — received cash consideration and a 9.5% stake in Nuveen Investments in exchange for the long term investment business of FAF Advisors, including investment-management responsibilities for the non-money market mutual funds of the First American Funds family.

The approximately $27 billion of mutual fund and institutional assets managed by FAF Advisors, along with the investment professionals managing these assets and other key personnel, have become part of Nuveen Asset Management, LLC. With these additions to Nuveen Asset Management, LLC, this affiliate now manages more than $100 billion of assets across a broad range of strategies from municipal and taxable fixed income to traditional and specialized equity investments.

This combination does not affect the investment objectives or strategies of the Funds included in this report. Over time, Nuveen Investments expects that the combination will provide even more ways to meet the needs of investors who work with financial advisors and consultants by enhancing the multi-boutique model of Nuveen Investments, which also includes highly respected investment teams at HydePark, NWQ Investment Management, Santa Barbara Asset Management, Symphony Asset Management, Tradewinds Global Investors and Winslow Capital. Nuveen Investments managed approximately $195 billion of assets as of December 31, 2010.

Must be preceded by or accompanied by a prospectus.	NOT FDIC INSURED	MAY LOSE VALUE	NO BANK GUARANTEE

Chairman’s

Letter to Shareholders

Dear Shareholders,

The global economy recorded another year of recovery from the financial and economic crises of 2008, but many of the factors that caused the crises still weigh on the prospects for continued recovery. In the U.S., ongoing weakness in housing values is putting pressure on homeowners and mortgage lenders. Similarly, the strong earnings recovery for corporations and banks has not been translated into increased hiring or more active lending. In addition, media and analyst reports on the fiscal conditions of various state and local entities have raised concerns with some investors. Globally, deleveraging by private and public borrowers is inhibiting economic growth and this process is far from complete.

Encouragingly, a variety of constructive actions are being taken by governments around the world to stimulate further recovery. In the U.S., the recent passage of a stimulatory tax bill relieves some of the pressure on the Federal Reserve System to promote economic expansion through quantitative easing and offers the promise of faster economic growth. A number of European governments are undertaking programs that could significantly reduce their budget deficits. Governments across the emerging markets are implementing various steps to deal with global capital flows without undermining international trade and investment.

The success of these government actions could have an important impact on whether 2011 brings further economic recovery and financial market progress. One risk associated with the extraordinary efforts to strengthen U.S. economic growth is that the debt of the U.S. government will continue to grow to unprecedented levels. Another risk is that over time there could be upward pressures on asset values in the U.S. and abroad, because what happens in the U.S. impacts the rest of the world economy. We must hope that the progress made on the fiscal front in 2010 will continue into 2011. In this environment, your Nuveen investment team continues to seek sustainable investment opportunities and to remain alert to potential risks in a recovery still facing many headwinds. On your behalf, we monitor their activities to assure they maintain their investment disciplines.

As you will note elsewhere in this report, on January 1, 2011, Nuveen Investments completed the acquisition of FAF Advisors, Inc., the manager of the First American Funds. The acquisition adds highly respected and distinct investment teams to meet the needs of investors and their advisors and is designed to benefit all fund shareholders by creating a fund organization with the potential for further economies of scale and the ability to draw from even greater talent and expertise to meet these investor needs.

As always, I encourage you to contact your financial consultant if you have any questions about your investment in a Nuveen fund. On behalf of the other members of your Fund Board, we look forward to continuing to earn your trust in the months and years ahead.

Sincerely,

Robert P. Bremner

Chairman of the Board and Lead Independent Director

February 22, 2011

4	Nuveen Investments

Portfolio Managers’ Comments

Certain statements in this report are forward-looking statements. Discussions of specific investments are for illustration only and are not intended as recommendations of individual investments. The forward-looking statements and other views expressed herein are those of the portfolio manager as of the date of this report. Actual future results or occurrences may differ significantly from those anticipated in any forward-looking statements and the views expressed herein are subject to change at any time, due to numerous market and other factors. The Funds disclaim any obligation to update publicly or revise any forward-looking statements or views expressed herein.

Any reference to credit ratings for portfolio holdings denotes the highest rating assigned by a Nationally Recognized Statistical Rating Organization (NRSRO) such as Standard & Poor’s, Moody’s or Fitch. AAA, AA, A, and BBB ratings are investment grade; BB, B, CCC, CC, C and D ratings are below investment grade. Holdings and ratings may change over time.

The Nuveen Multi-Manager Large Cap Value Fund is co-managed by Institutional Capital LLC (ICAP), HydePark Group, LLC, and Symphony Asset Management, LLC. HydePark and Symphony are affiliates of Nuveen Investments. Jerrold Sensor, CFA, and Thomas Wenzel, CFA, oversee the portion of the Fund’s assets managed by ICAP, while John Gambla, CFA, and Rob Guttschow, CFA, performed a similar function at HydePark during the reporting period. After the close of the period, Keith Hembre, CFA, Walter French and James Colon, CFA, assumed management of this portion of the Fund. Gunther Stein and Ross Sakamoto oversee the portion of the Fund’s assets managed by Symphony. All these individuals have more than 15 years of investment industry experience.

The Nuveen NWQ Multi-Cap Value Fund, Nuveen NWQ Large-Cap Value Fund, Nuveen NWQ Small/Mid-Cap Value Fund and Nuveen NWQ Small-Cap Value Fund feature equity management by NWQ Investment Management Company, LLC, an affiliate of Nuveen Investments. Jon Bosse is the Chief Investment Officer of NWQ and manages the Multi-Cap Value and Large-Cap Value Funds. Phyllis Thomas manages the Nuveen Small/Mid-Cap Value and Small-Cap Value Funds. Jon has 28 years of investment industry experience and Phyllis has 38 years of investment industry experience.

The Nuveen Tradewinds Value Opportunities Fund features portfolio management by Tradewinds Global Investors, LLC, an affiliate of Nuveen Investments. Dave Iben, Chief Investment Officer of Tradewinds, is the portfolio manager for the Fund. Dave has more than 25 years of investment management experience.

In the following discussion, representatives from each management team review key investment strategies and the performance of the Funds for the six-month period ended December 31, 2010.

How did the Funds perform during the six-month period ended December 31, 2010?

The table on page 17 provides performance information for the six Funds (Class A Shares at net asset value) for the periods ended December 31, 2010. The table also compares the Funds’ performance to appropriate benchmarks and general market indexes. A more detailed account of each Fund’s relative performance is provided later in this report.

What strategies were used to manage the Funds during the reporting period? How did these strategies influence performance?

Nuveen Multi-Manager Large-Cap Value Fund

The Fund’s Class A Shares at net asset value slightly underperformed the comparative Lipper Category Average, the Russell 1000 Value Index and the S&P 500 Index over the six-month period ending December 31, 2010.

Nuveen Investments	5

The Fund uses three separate sub-advisors to seek large capitalization value stocks with the potential for long-term capital appreciation. ICAP uses a value-oriented investment strategy that attempts to identify stocks offering the best relative value and stable to rising earnings from a universe of large and mid-sized companies. It then selects a portion of those stocks that are identified to have a catalyst for change, and monitors these holdings closely to determine if circumstances change. HydePark’s investment process does not endeavor to pick individual stocks. Rather, the investment process is implemented through proprietary software that takes a given benchmark, along with specified tracking risk, and produces a portfolio that seeks to maximize value-added performance within the defined risk parameters relative to the benchmark. Symphony seeks to deliver consistent returns though an investment process that combines quantitative screens and fundamental research. The portfolio construction process utilizes a proprietary optimizer designed to potentially generate an optimal risk/reward balance versus the stated benchmark.

For the ICAP portion of the Fund, favorable sector allocation contributed the most to the portfolio’s performance. The Fund also benefited from positive stock selection.

On a sector-allocation basis, the largest performance contributions relative to the Russell Index came from overweighting the energy sector and underweighting financials. Underweighting the transportation sector and overweighting the health care sector detracted slightly from relative performance. Meanwhile, from the standpoint of stock selection, the financials, capital spending and consumer staples groups added to relative performance, while basic industries, energy and health care detracted.

Throughout the period, we adhered to our fundamental investment approach. In other words, we selected investments on an individual basis, based on their valuations and our expectations for price improvement relative to other opportunities available in the marketplace. As a result of this approach, we continued to sell or limit our exposure to stocks that we believed offered limited upside potential. We also bought or increased the Fund’s weighting in stocks we believed were attractively valued and offered a potential catalyst for future share-price gains.

During the period, we made a number of changes to the portfolio in response to new investment opportunities or evolving market conditions. Notably, we bought several financials stocks, including investment bank Goldman Sachs, asset manager BlackRock, brokerage firm Charles Schwab and insurance company MetLife. We also added to existing positions in energy-production companies Occidental Petroleum and ConocoPhillips, increasing the portfolio’s allocation to the energy sector.

Our technology weighting went down after selling computer and peripherals maker Hewlett Packard and network communications company Cisco Systems, though we did add a position in software giant Microsoft, which we believed offered better performance potential. In the capital spending sector — another group whose allocation declined during the period — we sold Cummins, a maker of power-generation equipment, and trimmed the portfolio’s stake in Caterpillar.

The largest individual performance contributors relative to the Russell Index included mobile-communications technology company Qualcomm, ConocoPhillips, and diversified

6	Nuveen Investments

manufacturing firm Honeywell International. As the maker of a key technology used in mobile phones, Qualcomm saw a much-improved financial outlook due to increased smartphone adoption. ConocoPhillips enjoyed some success in restructuring its business by divesting underperforming assets and boosting its financial performance. Honeywell improved its business mix and profit outlook by focusing on higher-returning market segments and exiting more cyclical or competitive areas. All three stocks remained in the portfolio as of the end of the period.

Individual detractors included gold miner Newmont Mining, Cisco Systems, and diversified pharmaceutical firm Sanofi-Aventis. Newmont lagged, as investors reduced their expectations for further appreciation in gold prices. Cisco underperformed after disappointing investors with its sales and growth forecast, and we ultimately sold the Fund’s position. At period end, we continued to believe Newmont Mining and Sanofi-Aventis offered good potential, and we continued to own them in the portfolio.

For the HydePark portion of the Fund, the quantitative, risk-controlled process described above should, under normal circumstances, cause the Fund to track its benchmark portfolio closely, with value-added potential coming from our relative overweight/underweight of each stock versus the index. We attempt to express an overweight/underweight opinion on every stock in the benchmark based on our analysis of its five wealth creation factors.

The sum of the Fund’s individual security overweight / underweight versus the index is, by definition, equal to zero, however, the HydePark process does not constrain the portfolio to be industry or sector neutral relative to the benchmark. As a result, the Fund will sometimes overweight a sector because the stocks in that sector had what we judged to be attractive wealth creation fundamentals versus the benchmark. Performance for the portfolio can then be viewed in two parts: return attributable to the Fund’s sector weightings and return attributable to the performance of individual stocks within each sector.

On average, during the reporting period, the Fund was overweighted in consumer discretionary, financials, telecommunication services, and utilities. On average, the Fund was underweighted energy, consumer staples, health care, and information technology. The largest single sector overweight was in consumer discretionary services, where the Fund was, on average, 1.95% overweight versus the index. The largest single underweight was, on average, in energy, where the Fund was 1.23% underweight versus the index. Overall, sector weightings were a negative to the Fund’s relative performance versus the index.

Performance attributable to the individual stock holdings within each sector was a negative for the Fund during the reporting period, with the stock picks within the utilities sector having the largest negative impact. The holdings within the financials and energy sectors were also a negative for the Fund. Holdings within the consumer discretionary sector resulted in largest positive relative performance for the Fund.

For the Symphony portion of the Fund, performance was driven by strong stock selection within the health care, materials & energy sectors, coupled with an underweight position in AT&T. Freeport McMoran was the top performer for the six-month period. Freeport-

Nuveen Investments	7

McMoran Copper & Gold is the world’s largest publicly traded copper and molybdenum miner. Share performance in the quarter can largely be attributed to the strong rebound in copper prices. Sentiment improved as fears of a double dip recession abated amid continued structural copper supply growth challenges and consistent production disruptions.

Also aiding performance was Newfield Exploration (NFX), an independent oil and gas company with operations in the Gulf Coast, onshore United States, Malaysia, and China. Shares rose significantly during the quarter as oil exploration companies outperformed the market. NFX also acquired additional acreage in the Marcellus Shale at a reasonable price that should benefit the company in the years to come.

Lastly, Caterpillar, the largest manufacturer of construction equipment, other transport engines and equipment worldwide, contributed positively to performance. The firm continues to benefit from the strong recovery in equipment demand and we believe with its new growth initiatives focused on China and emerging markets, the company will achieve its ambitious EPS targets of $8-$10 in 2012.

Detracting from performance throughout the period was Bank of America (BAC), which underperformed due to concerns it raised on its second quarter 2010 conference call regarding the revenue and earnings impact following the passage of federal legislation limiting some credit and debit card fees. In addition, further government regulation and policy around the mortgage market and homeowners also weighed on the shares. We continue to believe in the BAC story and note its relatively attractive valuation versus other large cap peers and banks.

Constellation Energy Group, which is a public utility with operations in various regions, also detracted from performance. The company missed earnings during the fourth quarter and reached an agreement to restructure its partnership with EDF Energies under terms that received mixed reviews from analysts. We continue to hold the shares as we believe the EDF restructuring removes an overhang that had caused recent underperformance against peers.

Also hurting performance was Dr. Pepper Snapple, a manufacturer and distributor of non-alcoholic beverages in North America with a portfolio of carbonated and non-carbonated offerings. After several quarters of strong performance based on market share gains and increased penetration into additional channels, management indicated that a recent slowdown in demand would cause top line growth to lag its longer term targets.

Nuveen NWQ Multi-Cap Value Fund

The Fund’s Class A Shares at net asset value performed roughly in line with each of the comparative indexes for the six-month period ended December 31, 2010.

The Fund seeks long-term capital appreciation by investing in equity securities of companies with large, medium and small market capitalizations that are selected on an opportunistic basis. Generally, the Fund’s managers look for undervalued companies where catalysts exist that may help unlock value or improve profitability. Such catalysts can be new management, improving fundamentals, renewed management focus, industry consolidation or company restructuring.

8	Nuveen Investments

Several of the Fund’s holdings appreciated sharply during the six-month period, given their depressed valuations, individual catalysts, and perception that the economy was stabilizing. Three holdings worth highlighting are Biovail Corporation, Interpublic Group of Companies Inc. (IPG), and Timken Co. Biovail Corporation, a specialty pharmaceutical added to the portfolio in May 2010, rose sharply as the company agreed to merge with Valeant Pharmaceutical (the transaction closed in September with the new entity taking the Valeant Pharmaceutical name). Together the two companies should be able to generate stronger cash flow with a lower risk profile than they were able to do on a standalone basis. After the merger, the shares have continued to outperform as the cost synergies have been greater than originally expected. Shares of IPG appreciated as the company reported revenues, organic growth, and operating margins that greatly exceeded expectations. Although the macroeconomic environment remains uncertain, our investment thesis for purchasing the stock continued to progress nicely as advertising spending has begun to rebound following two challenging years, and the company has continued to close the performance gap versus its peers through cost cutting and other restructuring efforts. Bearing manufacturer Timken Co. outperformed as the company reported earnings that handily beat expectations, driven primarily by higher operating margins in its Mobile and Steel units. As its end markets begin to recover from the dramatic declines suffered in 2008 and 2009, Timken has benefited from previous restructuring and repositioning efforts that have changed the operating leverage of the company.

While the majority of the Fund’s holdings posted positive returns for the period, our investments in Lockheed Martin Corporation and NRG Energy Inc. declined. Lockheed Martin Corporation declined as investors feared lower margins and expectations of a tougher U.S. defense spending environment brought on by a new Defense Department initiative that seeks to control costs and increase efficiency. Independent power producer NRG Energy Inc. underperformed given continued weakness in natural gas prices. NRG earns a greater operating margin when natural gas prices move higher and its hedged coal costs remain stable. Our investment in Genworth Financial Inc. was essentially flat for the period as volatility in its U.S. mortgage insurance division has clouded the company’s earnings outlook. Genworth reported a worse-than-expected loss ratio for the third quarter that was driven by an adverse experience in the state of Florida where Genworth posted an increase in claims and reserves per delinquent loan. Shareholder activism has increased with a focus of having the company narrow the scope of its business model, including separating its mortgage and life insurance businesses in order to increase shareholder value. We have high conviction for our Genworth investment and have recently increased our holding.

We added General Motors Co. (GM) and Northgate Minerals Corporation to the Fund during the period. GM has significantly improved its balance sheet and financial flexibility. In addition, the company has reduced its breakeven to trough sales levels and has considerable margin and earnings leverage. We believe GM has significant hidden value that is not fully reflected in the stock price. Northgate Minerals is an intermediate gold producer that operates mines in Australia and Canada. We believe the market is significantly undervaluing Northgate’s Young-Davidson project, which is fully financed and permitted in a politically safe jurisdiction (Ontario, Canada). When construction is completed in 2012, Young-Davidson will be one of the lowest cost mines in

Nuveen Investments	9

North America, producing 200,000 ounces of gold a year at $310 per ounce over an initial mine life of 15 years. We believe there is also the potential for exploration upside at Young-Davidson.

During the period, we eliminated CBS Corporation based on valuation as the share price discounted significantly improved fundamentals and broadcast ratings. We also had concerns that its Showtime Network would be adversely impacted by the emergence of providers such as Netflix and Google TV, given that the network does not have as strong a lineup of original content offerings as its competitors. We sold our position in Aetna Inc. as we no longer felt comfortable with the uncertainty and lack of visibility surrounding the profitability of the company’s core business given the pending implementation of health care reform. Packaging Corporation of America, Tower Group Inc., and Warren Resources Inc. also were eliminated as we felt each company’s share price had reached fair valuation.

Nuveen NWQ Large-Cap Value Fund

The Fund’s Class A Shares at net asset value modestly outperformed the comparative Lipper Category Average and the Russell 1000 Value Index for the six-month period ended December 31, 2010.

The Fund seeks long-term capital appreciation by investing in equity securities of companies with large market capitalizations that are selected on an opportunistic basis. Generally, the Fund’s managers look for undervalued companies where catalysts exist that may help unlock value or improve profitability. Such catalysts can be new management, improving fundamentals, renewed management focus, industry consolidation or company restructuring.

Several portfolio investments appreciated sharply during the six-month period, given their depressed valuations, individual catalysts, and a perception that the economy was stabilizing. Holdings worth highlighting are CA Technologies, Citigroup, Halliburton, and Noble Energy. Software vendor CA Technologies Inc. appreciated as the company reported earnings and bookings that exceeded expectations, driven by a new large contract with the U.S. Army. After three quarters under new management, it seems that investors are becoming more comfortable with the company’s ability to execute given its strong market position, improved products, and opportunity to gain share in virtual and cloud computing environments. Citigroup Inc. outperformed given an attractive valuation and the emergence of several catalysts, most notably the U.S. Treasury’s earlier-than-expected sale of its remaining stake in the company in early December. The Treasury’s exit removes an overhang on the stock, and accelerates the company’s ability to return capital to shareholders through increased dividend payments and/or share repurchases. Although earnings will likely be pressured by still relatively high credit costs and low interest rates, we believe Citigroup remains an attractive investment opportunity given its strong capital levels, excess loan loss reserves, growth potential from emerging markets, and compelling valuation. Halliburton is benefiting from tightness in the pressure pumping market, and should profit from the expected upswing in international oil drilling activity. Noble Energy also outperformed as the company confirmed preliminary estimates that its Leviathan gas reserve offshore Israel contains about 16 trillion cubic feet of natural gas, making it one of the largest energy discoveries ever.

10	Nuveen Investments

While the majority of the Fund’s holdings posted positive returns for the period, our investments in Lockheed Martin Corporation, NRG Energy Inc., and Raytheon Company declined. Lockheed Martin and Raytheon declined as investors feared lower margins and expectations of a tougher U.S. defense spending environment brought on by a new Defense Department initiative that seeks to control costs and increase efficiency. Independent power producer NRG Energy Inc. underperformed given continued weakness in natural gas prices. NRG earns a greater operating margin when natural gas prices move higher and its hedged coal costs remain stable. Our investment in Genworth Financial Inc. was essentially flat for the period as volatility in its U.S. mortgage insurance division has clouded the company’s earnings outlook. Genworth reported a worse-than-expected loss ratio for the third quarter that was driven by an adverse experience in the state of Florida where Genworth posted an increase in claims and reserves per delinquent loan. Shareholder activism has increased with a focus of having the company narrow the scope of its business model, including separating its mortgage and life insurance businesses in order to increase shareholder value. We have high conviction for our Genworth investment and have recently increased our holding.

Throughout the six-month period, we added several names including Goldman Sachs, General Motors (GM), and Time Warner. We invested in Goldman Sachs Corporation as we did not believe that new financial regulations would meaningfully affect the company’s future earnings power or its ability to grow its book value. Moreover, the company had settled a lawsuit with the SEC regarding the marketing of Collateralized Debt Obligation securities, significantly reducing the company’s litigation exposure, and making the risk/reward profile for owning the stock more attractive, in our opinion. In mid-November we invested in General Motors Co. when the U.S. government reduced its ownership stake. The company has significantly improved its balance sheet and financial flexibility. In addition, GM has lowered its breakeven to trough sales levels and has considerable margin and earnings leverage. We believe there is significant hidden value that has not been fully reflected in GM’s stock price. We also purchased Time Warner Inc. as the shares had been pressured by concerns of an increase in subscriber losses at HBO Networks as viewers move to Over-The-Top (OTT) providers such as Netflix and Google TV. We believe the threat of OTT providers to Time Warner is exaggerated given the strength of HBO’s original content offerings which should continue to attract subscribers to the channel. Time Warner offers meaningful downside protection and attractive catalysts for upside potential given the high quality assets, balance sheet strength, high single digit free-cash-flow yield, and a strong management team (including its well respected CEO, Jeff Bewkes).

During the period, we eliminated CBS Corporation based on valuation as the share price discounted significantly improved fundamentals and broadcast ratings. We also had concerns that its Showtime Network would be adversely impacted by the emergence of Netflix and Google TV, given that the network does not have as strong a lineup of original content offerings as its competitors. We sold our position in Aetna Inc. as we no longer felt comfortable with the uncertainty and lack of visibility surrounding the profitability of the company’s core business given the pending implementation of health care reform. We also eliminated The Mosaic Company as the stock approached its 52-week high given expectations for higher fertilizer prices and Potash Corporation of Saskatchewan’s hostile bid for BHP Billiton Ltd. The shares had reached a fair valuation, in our opinion. We

Nuveen Investments	11

eliminated Frontier Communications as we did not find the shares to be attractively valued. We had received the Frontier shares when the company acquired Verizon Communications’ rural local wireline operations. Finally, we eliminated our position in Verizon Communications as we felt the stock had very few catalysts to drive upside, and offered a less attractive risk/reward profile compared to other investment opportunities.

Nuveen NWQ Small/Mid-Cap Value Fund

The Fund’s Class A Shares at net asset value outperformed the Lipper Category Average and the comparative index for the six-month period ended December 31, 2010.

The Fund continued to follow its disciplined investment approach which seeks long-term capital appreciation by investing in equity securities of companies with small- to mid-market capitalizations selected using an analyst-driven, value-oriented process. The portfolio manager looks for undervalued companies where catalysts exist to unlock value or improve profitability. Such catalysts can be new management, improving fundamentals, renewed management focus, industry consolidation or company restructuring.

For the six-month reporting period results were driven by strength in our producer durables, technology and consumer discretionary holdings. These gains were partially offset by the Fund’s lack of utility holdings versus the benchmark, and several individual investments in the finance sector.

Most notably, Elizabeth Arden, the Fund’ s top performer, announced solid fiscal fourth quarter results during the period. The company executed well, and the retail environment also provided a modest tailwind. With solid North American fragrance sales and a focus on cost cuts and new product innovation, we believe that Elizabeth Arden has a chance to achieve its goal of returning to historical peak operating margins.

CIRCOR International outperformed as the company’s short-cycle business benefited from strength in the North America oil and gas rig count. In addition to CIRCOR’s short-cycle business, the long-cycle energy project business has witnessed a significant increase in bidding activity for long-run global energy projects. With a clean balance sheet and potential for strong earnings growth in 2011, we believe CIRCOR remains undervalued.

Gardner Denver’s stock appreciated during the period as the company beat third quarter earnings expectations and raised its fourth quarter and 2010 guidance. The company’s Engineered Products Group also benefited from the increase in the North American rig count and subsequent strong demand for petroleum pumps. Gardner Denver’s management team continues to execute well, but we trimmed the position during the period on valuation concerns.

During the period we initiated a new position in producer durables, Orbital Sciences. Orbital manufactures satellite systems, missiles, and rockets for commercial, defense, and government agencies. The company’s positive catalysts for 2011 are the final testing of a new NASA rocket and transport system for the International Space Station, and the recent acquisition of General Dynamic’s medium size rocket business, which will allow the company to compete for larger contracts. Orbital has a solid backlog and should generate strong cash flow following the completion and utilization of the company’s launch pad.

12	Nuveen Investments

SM Energy (SM) was the top performer in the energy sector. The market recognizes the company’s focus on increasing liquids production from their Eagleford and Bakken shale plays to successfully transition to an unconventional resource company. The company announced positive well results from the Eagleford, Bakken, and Niobrara projects, as well as continued progress in other high potential plays. In 2011, SM plans to focus 80% of its drilling capital on the Eagleford and Bakken assets due to the solid rates of return at current oil prices. Denbury Resources also appreciated as management tightened up its long-term production outlook, providing more visibility on the company’s revamped growth profile. In 2010, Denbury restructured its asset base through the purchase of Encore Acquisition Corporation and divestiture of several non-core natural gas assets, which effectively brought down the company’s debt leverage, and re-directed resources towards its core oil operations. Denbury differs from other exploration and production companies in that it focuses on tertiary oil recovery from mature oil fields by injecting carbon dioxide into the reservoir. These projects have much longer lives and significantly flatter decline curves than other energy plays. We also believe the company’s ability to generate strong cash flow and maintain a healthy balance sheet makes our investment in Denbury attractive.

In the technology sector, Arrow Electronics, Avnet, and Teradyne positively contributed to the Fund’s returns, but these returns were partially offset by the underperformance of Brocade Communications Systems stock. Brocade beat quarterly estimates but provided conservative guidance for its fiscal first quarter due to uncertainty related to inconsistent federal spending patterns. The company recently launched new storage and networking products and continues to grow its sales force. Brocade should generate significant free cash flow in 2011 and continue to pay down debt. We believe the company’s stock is significantly undervalued.

We did have several positions that underperformed, including in the financial service sector. Specifically, Assurant’s shares underperformed in the fourth quarter due to an article featured in American Banker in mid-November that questioned the company’s business practices in its core specialty property business. The article cited that Assurant’s specialty property business, which provides forced-placed homeowners’ insurance (among other products) and drives about half of the company’s earnings, was enjoying high margins as a result of overpricing its products. We believe that the major facts of the article were inaccurate, but concerns were nonetheless increasing that margins in this core business would have to compress. Since the article was published, the shares have rebounded by more than 10%. Assurant hosted a conference call that explained the company’s business practices and the misconceptions and inaccuracies of the American Banker article. We expect some normalization of margins in Assurant’s specialty property business as a result of slowing foreclosures and continue to believe the shares are undervalued on a sum of the parts valuation.

The Hanover Insurance Group (THG) also underperformed given the difficult operating environment for property-casualty insurers, in which the overall pricing environment remains weak, margins are coming under pressure, and interest rates remain relatively low. THG has above-average growth versus the industry driven by organic growth and accretive acquisitions. The company is on track to expand its return on equity by

Nuveen Investments	13

leveraging its expense base and by raising rates in its personal lines insurance business. THG is also deploying about $250 million of capital to help drive improving returns through mergers and acquisitions and a share buyback. THG is a well-run company with a strong balance sheet. We believe THG remains undervalued relative to its expected ROE improvement over the next 12-18 months.

Nuveen NWQ Small-Cap Value Fund

The Fund’s Class A Shares at net asset value outperformed both the Lipper Category Average and the comparative index for the six-month period ended December 31, 2010.

Over this period, the Fund continued to follow its disciplined investment approach. The Fund seeks long-term capital appreciation by investing in equity securities of companies with small market capitalizations selected using an analyst-driven, value-oriented process. NWQ seeks to provide superior risk-adjusted returns through an analyst-driven, value-oriented process. Portfolio managers look for undervalued companies where catalysts exist to unlock value or improve profitability. Such catalysts can be new management, improving fundamentals, renewed management focus, industry consolidation or company restructuring.

For the six-month reporting period, the Fund benefited from our investments in technology, which were among the portfolio’s top contributors, led by Actel. After a strong third quarter as one the portfolio’s top performers, Actel appreciated significantly in the fourth quarter following the announcement that the company had entered into an agreement to be acquired by Microsemi. We eliminated the position just prior to the close of the deal in early November. The strong positive performance in the technology sector was partially offset by Brocade Communications Systems. Brocade beat quarterly estimates but provided conservative guidance for its fiscal first quarter due to uncertainty related to inconsistent federal spending patterns. The company recently launched new storage and networking products and continues to grow its sales force. Brocade should generate significant free cash flow in 2011 and continue to pay down debt. We believe the company’s stock is significantly undervalued. We initiated a position in Entegris Corporation in the fourth quarter. The company is a leading provider of specialty materials and filtration equipment for the semiconductor industry. Entegris continues to gain market share with its focused R&D and deep customer engagements. The company also has new design wins in the semiconductor, LED, and solar markets. After solid appreciation in the fourth quarter, we continue to believe the company is undervalued given its considerable cash flow generation and growth opportunities.

Also benefiting performance was Keithley Instruments, one of the portfolio’s top performers, which along with CIRCOR International and Albany International Corporation represented positive stock selection within another top contributing sector, producer durables. Keithley appreciated over 50% during the third quarter, prior to the announcement on September 29, in which Danaher Corporation agreed to acquire Keithley for $21.60 in cash per share, an additional 74% premium to the previous day’s closing price. We eliminated our position prior to the end of the reporting period.

Stock selection in the energy sector also strongly contributed to performance. Most notably, Carrizo Oil and Gas and Subsea 7 positively impacted performance. We eliminated our position with Subsea 7 prior to the end of the reporting period.

14	Nuveen Investments

We did have several detractors from performance including Skilled Healthcare. The stock price declined significantly on July 7, following the announcement that the company had, unexpectedly, lost a significant jury verdict in a class action suit. We eliminated the position amidst uncertainty over the company’s financial ability to post bond to appeal the ruling.

Nuveen Tradewinds Value Opportunities Fund

The Fund’s Class A Shares at net asset value underperformed the comparative index and Lipper Category Average for the six-month period ending December 31, 2010. It should be noted that the Fund has held, and is expected to continue to hold, securities that are not included in the comparative index shown in this report. Due to the difference between the securities held by the Fund and the composition of the index, we would expect there will be some differences over time between the Fund and the index in performance, composition, or risk profile.

The Fund seeks long-term capital appreciation by investing in equity securities of companies with varying market capitalizations selected using an active, value-oriented process. Tradewinds seeks to provide superior risk-adjusted returns through an analyst-driven, value-oriented approach. Portfolio managers look for undervalued companies where catalysts exist to unlock value or improve profitability. Such catalysts can be new management, improving fundamentals, renewed management focus, industry consolidation or company restructuring.

Recovery-geared consumer discretionary and industrial stocks, in particular, had a strong run during the period, reflecting wide-ranging market optimism in these sectors. Tradewinds doesn’t particularly share this broad sanguinity. While our portfolio didn’t reap an outsized benefit from the recent appreciation in these sectors, we feel confident in our conviction that many of these names have outrun their fundamental values. From the beginning of 2010 to December we’ve trimmed many of our holdings in these sectors on price concerns.

During the period, we found great value in energy stocks overlooked by investors. We also believe that natural gas is currently in a similarly overlooked state, poised for appreciation, so we built significant positions in several quality natural gas companies. Businesses which have operational leverage to undervalued energy commodities will, in our opinion, see their stock prices rise along with commodity prices as stimulus liquidity increases commodity bids.

Telecom stocks also benefited many Tradewinds portfolios throughout the reporting period. We tend to be attracted to oligopolistic, strongly franchised telecom companies in markets with limited telecom penetration. We believe that many telecom firms, like many utilities, will benefit from emerging market population growth. We believe the effects of this growth will also show up in companies which produce cement, fertilizer and other primary inputs into growing economies, and this is reflected in our emerging markets holdings.

Japan has continued to offer a wide array of investment opportunities in businesses with strong balance sheets and management teams increasingly open to new approaches to

Nuveen Investments	15

unlocking value. Partially because the country is mired in tremendous amounts of sovereign debt, investors have priced Japanese equities at a significant discount to their intrinsic value, fearing the uncertainty that such liabilities create. These discounts are so great, however, that we believe they have gone beyond the amount justified by the circumstances. As a result, we feel that investors are offering many Japanese stocks at a remarkable value. We view these opportunities in a manner similar to private equity investors, seeking businesses with strong cash balances and opportunities for positive change. We have also found a similar situation in emerging markets such as Brazil and Russia, and even frontier markets like Argentina, where many stocks reflect an enormous “uncertainty discount” which outstrips what we would consider to be a rational conservatism. The relatively heavier weightings of Tradewinds’ portfolios to Japanese and emerging market stocks underscores our confidence in this analysis.

In keeping with our disciplined investment approach, we trimmed many of our gold holdings on appreciation during the period, sometimes buying back into them when they once again reached a reasonable price level. This is a reflection of our disciplined, value-oriented approach and our awareness that volatility is not “risk” but rather a source of opportunities to add to investment returns through timely trims and additions. We believe senior gold producers have remained attractive as they have been trading below their historical relationship to the price of gold, but less so than at the beginning of the period.

Our holdings in precious metals producers were the primary contributors to relative and absolute performance. Versus the Russell 3000 Index, the Fund remained significantly underweight in the financial sector — the Fund’s portfolio weight, in combination with stock selection in this sector, also contributed to both absolute and relative performance. In addition, energy sector companies benefiting from increases in the price of various energy commodities added to relative and absolute performance. We believe both the precious metal and energy results could be an effect of the demand-pull inflation described earlier. Canadian-based Cameco Corporation, the world’s largest uranium producer, was the top contributor to performance this period. Uranium is an example of a formerly out-of-favor energy commodity which has begun to elicit much more market appreciation. U.S. coal supplier Arch Coal Corporation and U.S. petroleum-refiner and marketer Tesoro Corporation were also among the Fund’s top contributors to performance.

The consumer discretionary and utilities sectors detracted most from relative returns. The Fund’s largest detractors from performance during the period were Lockheed Martin Corporation, Newmont Mining Corporation, and Electricite de France ADR. Lockheed is the world’s leading defense contractor with a portfolio of products that are an integral part of the U.S. Department of Defense’s military strategy required to implement U.S. foreign policy and security. With a budget deficit and national debt at historically high levels, defense is currently viewed as an area of the budget prime for cutting, and as a result, the equity price suffered. However, we believe the company is one of the best defense contractors on the globe from an execution, product and cash generation standpoint.

We continue to maintain a disciplined, opportunistic investing approach in this unique environment. Uncovering value isn’t as simple as it once was during the “fire sale” staged

16	Nuveen Investments

*	The since-inception returns for the Nuveen NWQ Large-Cap Value Fund and the Nuveen NWQ Small/Mid-Cap Value Fund are from 12/15/06 and the since-inception returns for all the Nuveen NWQ Small-Cap Value Fund and the Nuveen Tradewinds Value Opportunities Fund are from 12/9/04.

1	The Lipper Funds Categories represent the average annualized returns for all the funds in each respective Lipper Funds category. Average returns do not include the effects of sales charges. It is not possible to invest directly in an average.

2	The Russell 1000 Value Index is a market-capitalization weighted index of those firms in the Russell 1000 Index with lower price-to-book ratios and lower forecasted growth values. The Russell 3000 Value Index is a market capitalization weighted index of those firms in the Russell 3000 Index with lower price-to-book ratios and lower forecasted growth values. The stocks in this index are also members of either the Russell 1000 Value or the Russell 2000 Value Indexes. The Russell 2500 Value Index measures the performance of those Russell 2500 companies with lower price-to-book ratios and lower forecasted growth values. The Russell 2000 Value Index measures the performance of those Russell 2000 companies with lower price-to-book ratios and lower forecasted growth values. Index returns assume reinvestment of dividends and do not reflect any applicable sales charges. You cannot invest directly in an index.

3	The S&P 500 Index is an unmanaged index generally considered to be representative of the U.S. stock market. Index returns assume reinvestment of dividends and do not reflect any applicable sales charges. You cannot invest directly in this index.

by panicked investors during the depths of the global recession. As governmental liquidity travels through the world economy, many assets which once were excellent values begin to be bid up to a level where upside potential no longer justifies risk. Despite this challenging environment, the Fund performed well during the period. These successes are the fruit of our continual dispassionate, bottom-up search for quality businesses trading below intrinsic value, which unearths attractive investment opportunities even when value becomes harder to find. We gladly accept the effort this fundamental approach requires, as we feel it is the best way to responsibly steward our client’s capital.

Class A Shares – Average Annual Total Returns as of 12/31/2010

	Cumulative	Average Annual
	6-Month	1-Year	5-Year	10-Year
Nuveen Multi-Manager Large-Cap Value Fund
A Shares at NAV	20.69%	13.83%	2.62%	2.70%
A Shares at Offer	13.77%	7.30%	1.41%	2.10%
Lipper Large-Cap Value Funds Category[1]	21.95%	12.96%	0.88%	2.61%
Russell 1000 Value Index[2]	21.74%	15.51%	1.28%	3.26%
S&P 500 Index[3]	23.27%	15.06%	2.29%	1.41%
Nuveen NWQ Multi-Cap Value Fund
A Shares at NAV	24.37%	20.45%	-1.85%	5.77%
A Shares at Offer	17.21%	13.51%	-3.01%	5.15%
Lipper Multi-Cap Value Funds Category[1]	22.74%	16.15%	1.38%	3.89%
Russell 3000 Value Index[2]	26.81%	16.23%	1.45%	3.63%
S&P 500 Index[3]	23.27%	15.06%	2.29%	1.41%

	Cumulative	Average Annual
	6-Month	1-Year	5-Year	Since Inception*
Nuveen NWQ Large-Cap Value Fund
A Shares at NAV	22.96%	16.47%	N/A	-2.18%
A Shares at Offer	15.88%	9.77%	N/A	-3.61%
Lipper Multi-Cap Value Funds Category[1]	22.74%	16.15%	N/A	-2.26%
Russell 1000 Value Index[2]	21.74%	15.51%	N/A	-3.38%
Nuveen NWQ Small/Mid-Cap Value Fund
A Shares at NAV	31.38%	32.39%	N/A	-1.51%
A Shares at Offer	23.85%	24.75%	N/A	-2.95%
Lipper Small-Cap Value Funds Category[1]	27.44%	26.02%	N/A	0.68%
Russell 2500 Value Index[2]	26.81%	24.82%	N/A	0.13%
Nuveen NWQ Small-Cap Value Fund
A Shares at NAV	33.35%	34.38%	1.79%	4.18%
A Shares at Offer	25.66%	26.64%	0.59%	3.17%
Lipper Small-Cap Value Funds Category[1]	27.44%	26.02%	3.93%	5.01%
Russell 2000 Value Index[2]	26.58%	24.50%	3.52%	3.72%
Nuveen Tradewinds Value Opportunities Fund
A Shares at NAV	23.51%	23.81%	11.90%	13.44%
A Shares at Offer	16.40%	16.69%	10.58%	12.34%
Lipper Multi-Cap Core Funds Category[1]	26.86%	15.91%	2.42%	3.66%
Russell 3000 Value Index[2]	26.81%	16.23%	1.45%	2.33%

Six-month returns are cumulative; all other returns are annualized.

Nuveen Investments	17

Effective December 6, 2002, based on shareholder approval, the Nuveen NWQ Multi-Cap Value Fund acquired the assets and performance history of the PBHG Special Equity Fund. The Fund had no assets prior to the acquisition. In addition, on December 14, 2001, the PBHG Special Equity Fund acquired the assets of the NWQ Special Equity Portfolio. The information presented for the Nuveen NWQ Multi-Cap Value Fund prior to the acquisition date represents the expense adjusted performance of the predecessor funds.

On March 1, 2006, Tradewinds NWQ Global Investors, LLC assumed all of the sub-advisory responsibilities for the Nuveen NWQ Value Opportunities Fund and the international portion of the Nuveen NWQ Global Value Fund. Effective June 30, 2006, the name of the Nuveen NWQ Value Opportunities Fund changed to Nuveen Tradewinds Value Opportunities Fund. There have been no changes in the Funds’ portfolio management personnel, investment objectives, policies, or day-to-day portfolio management practices.

Effective November 14, 2007, the Nuveen Multi-Manager Large-Cap Value Fund added two additional sub-advisers and changed its investment objective. Along with Institutional Capital LLC, the additional sub-advisers are Symphony Asset Management, LLC and Nuveen HydePark Group, LLC. The Fund’s investment objective became to provide investors with long-term capital appreciation. Effective May 1, 2008, the Fund changed its name from Nuveen Large-Cap Value Fund to Nuveen Multi-Manager Large-Cap Value Fund.

Returns quoted represent past performance which is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment returns and principal value will fluctuate so that when shares are redeemed, they may be worth more or less than their original cost. Class A Shares have a 5.75% maximum sales charge. Returns at NAV would be lower if the sales charge were included. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Returns may reflect a contractual agreement between certain Funds and the investment adviser to waive certain fees and expenses; see Notes to Financial Statements, Footnote 7 —

Management Fees and Other Transactions with Affiliates for more information. In addition, returns may reflect a voluntary expense limitation by the Funds’ investment adviser that may be modified or discontinued at any time without notice. For the most recent month-end performance, visit

www.nuveen.com or call (800) 257-8787.

Please see each Fund’s Spotlight Page later in this report for more complete performance data and expense ratios.

18	Nuveen Investments

Fund Spotlight as of 12/31/10 Nuveen Multi-Manager Large-Cap Value Fund

Quick Facts
	A Shares	B Shares	C Shares	R3 Shares	I Shares
Fund Symbol	NNGAX	NNGBX	NNGCX	NMMTX	NNGRX
Net Asset Value (NAV )	$19.22	$18.73	$18.69	$19.34	$19.28
Latest Ordinary Income Distribution[1]	$0.2226	$0.0879	$0.0877	$0.1795	$0.2678
Inception Date	8/07/96	8/07/96	8/07/96	8/04/08	8/07/96

Returns quoted represent past performance which is no guarantee of future results. Investment returns and principal value will fluctuate so that when shares are redeemed, they may be worth more or less than their original cost. Current performance may be higher or lower than the performance shown. Returns without sales charges would be lower if the sales charge were included. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of shares. For the most recent month-end performance visit www.nuveen.com or call (800) 257-8787.

Class A, B, C and I Share returns are actual. The returns for Class R3 Shares are actual for the period since class inception on 8/04/08; returns prior to class inception are Class I Share returns adjusted for differences in sales charges and expenses, which are primarily differences in distribution and service fees. Fund returns assume reinvestment of dividends and capital gains. Class A Shares have a 5.75% maximum sales charge. Class A Share purchases of $1 million or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge (CDSC), also known as a back-end sales charge, if redeemed within twelve months of purchase. Class B Shares have a CDSC that begins at 5% for redemptions during the first year and declines periodically until after six years when the charge becomes 0%. Class B Shares automatically convert to Class A Shares eight years after purchase. Class C Shares have a 1% CDSC for redemptions within less than one year, which is not reflected in the one-year total return. Class I Shares have no sales charge and may be purchased under limited circumstances or by specified classes of investors. Class R3 Shares have no sales charge and are available to only certain retirement plan clients of financial intermediaries. Returns may reflect an expense limitation by the Fund’s investment adviser.

Average Annual Total Returns as of 12/31/10

A Shares	NAV	Offer
1-Year	13.83%	7.30%
5-Year	2.62%	1.41%
10-Year	2.70%	2.10%

B Shares	w/o CDSC	w/CDSC
1-Year	13.02%	9.02%
5-Year	1.86%	1.72%
10-Year	2.09%	2.09%

C Shares	NAV
1-Year	13.05%
5-Year	1.86%
10-Year	1.94%

R3 Shares	NAV
1-Year	13.55%
5-Year	2.32%
10-Year	2.42%

I Shares	NAV
1-Year	14.12%
5-Year	2.88%
10-Year	2.96%

Top Five Common Stock Holdings[2]
Wells Fargo & Company	2.4%
Occidental Petroleum Corporation	2.3%
U.S. Bancorp	2.0%
Microsoft Corp.	2.0%
Pfizer Inc.	2.0%

Portfolio Allocation2

Portfolio Statistics
Net Assets ($000)	$341,792
Number of Common Stocks	654

Expense Ratios

Share Class	Gross Expense Ratios	Net Expense Ratios
Class A	1.26%	1.19%
Class B	2.01%	1.94%
Class C	2.01%	1.94%
Class R3	1.50%	1.44%
Class I	1.00%	0.94%

The expense ratios shown factor in Total Annual Fund Operating Expenses including management fees and other fees and expenses. The Net Expense Ratios reflect a contractual commitment by the Fund’s investment adviser to waive fees and reimburse expenses through October 31, 2011. The expense ratios are those shown in the most recent Fund prospectus.

Refer to the Glossary of Terms Used in this Report for further definition of the terms used within this Fund’s Spotlight page.

1	Paid on December 31, 2010.

2	As a percentage of total investments as of December 31, 2010. Holdings are subject to change.

Nuveen Investments	19

Fund Spotlight (continued) as of 12/31/10 Nuveen Multi-Manager Large-Cap Value Fund

Portfolio Composition[1]
Oil, Gas & Consumable Fuels	12.4%
Insurance	8.5%
Pharmaceuticals	7.6%
Commercial Banks	7.1%
Media	4.8%
Beverages	4.3%
Diversified Telecommunication Services	3.6%
Capital Markets	3.6%
Aerospace & Defense	2.5%
Food Products	2.5%
Semiconductors & Equipment	2.5%
Machinery	2.4%
Electric Utilities	2.4%
Software	2.0%
Diversified Financial Services	2.0%
Metals & Mining	1.8%
Energy Equipment & Services	1.7%
Chemicals	1.7%
Health Care Providers & Services	1.6%
Health Care Equipment & Supplies	1.6%
Multi-Utilities	1.6%
Specialty Retail	1.5%
Road & Rail	1.3%
Wireless Telecommunication Services	1.3%
Residential REIT	1.2%
Investment Companies	0.8%
Short-Term Investments	1.1%
Other	14.6%
1	As a percentage of total investments as of December 31, 2010. Holdings are subject to change.

Risk Considerations

Mutual fund investing involves risk; principal loss is possible. Equity investments are subject to market risk. Foreign investments involve additional risks, including currency fluctuation, political and economic instability, lack of liquidity and differing legal and accounting standards.

An investor should carefully consider the Fund’s objectives, risks, charges and expenses before investing. For a prospectus containing this and other information about the Fund, please contact your financial advisor or Nuveen Investments at (800) 257-8787. Read the prospectus carefully before you invest or send money.

20	Nuveen Investments

Fund Spotlight as of 12/31/10 Nuveen NWQ Multi-Cap Value Fund

Quick Facts
	A Shares	B Shares	C Shares	R3 Shares	I Shares
Fund Symbols	NQVAX	NQVBX	NQVCX	NMCTX	NQVRX
Net Asset Value (NAV)	$18.32	$17.59	$17.59	$18.20	$18.35
Inception Date	12/09/02	12/09/02	12/09/02	8/04/08	11/04/97

Effective December 6, 2002, based on shareholder approval, the Nuveen NWQ Multi-Cap Value Fund acquired the assets and performance history of the PBHG Special Equity Fund. The Fund had no assets prior to the acquisition. In addition, on December 14, 2001, the PBHG Special Equity Fund acquired the assets of the NWQ Special Equity Portfolio. The information presented for the Nuveen NWQ Multi-Cap Value Fund prior to the acquisition date represents the expense adjusted performance of the predecessor funds.

Returns quoted represent past performance which is no guarantee of future results. Investment returns and principal value will fluctuate so that when shares are redeemed, they may be worth more or less than their original cost. Current performance may be higher or lower than the performance shown. Returns without sales charges would be lower if the sales charge were included. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of shares. For the most recent month-end performance visit www.nuveen.com or call (800) 257-8787.

Class A, B, C and I Share returns are actual. The returns for Class R3 Shares are actual for the period since class inception on 8/04/08; returns prior to class inception are Class I Share returns adjusted for differences in sales charges and expenses, which are primarily differences in distribution and service fees. Fund returns assume reinvestment of dividends and capital gains. Class A Shares have a 5.75% maximum sales charge. Class A Share purchases of $1 million or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge (CDSC), also known as a back-end sales charge, if redeemed within twelve months of purchase. Class B Shares have a CDSC that begins at 5% for redemptions during the first year and declines periodically until after six years when the charge becomes 0%. Class B Shares automatically convert to Class A Shares eight years after purchase. Class C Shares have a 1% CDSC for redemptions within less than one year, which is not reflected in the one-year total return. Class I Shares have no sales charge and may be purchased under limited circumstances or by specified classes of investors. Class R3 Shares have no sales charge and are available to only certain retirement plan clients of financial intermediaries.

Average Annual Total Returns as of 12/31/10

A Shares	NAV	Offer
1-Year	20.45%	13.51%
5-Year	-1.85%	-3.01%
10-Year	5.77%	5.15%

B Shares	w/o CDSC	w/CDSC
1-Year	19.50%	15.50%
5-Year	-2.59%	-2.77%
10-Year	5.14%	5.14%

C Shares	NAV
1-Year	19.50%
5-Year	-2.60%
10-Year	4.98%

R3 Shares	NAV
1-Year	20.13%
5-Year	-2.13%
10-Year	5.49%

I Shares	NAV
1-Year	20.72%
5-Year	-1.61%
10-Year	6.05%

Top Five Common Stock Holdings[1]
CA Inc.	6.8%
Motorola, Inc.	6.5%
Pfizer Inc.	4.3%
Apache Corp.	4.2%
Viacom Inc., Class B	4.1%

Portfolio Allocation1

Portfolio Statistics
Net Assets ($000)	$336,913
Number of Common Stocks	40

Expense Ratios

Share Class	Gross Expense Ratios
Class A	1.45%
Class B	2.19%
Class C	2.19%
Class R3	1.63%
Class I	1.16%

The expense ratios shown factor in Total Annual Fund Operating Expenses including management fees and other fees and expenses. The expense ratios are those shown in the most recent Fund prospectus.

Refer to the Glossary of Terms Used in this Report for further definition of the terms used within this Fund’s Spotlight page.

1	As a percentage of total investments as of December 31, 2010. Holdings are subject to change.

Nuveen Investments	21

Fund Spotlight (continued) as of 12/31/10 Nuveen NWQ Multi-Cap Value Fund

Portfolio Composition[1]
Insurance	17.5%
Oil, Gas & Consumable Fuels	12.3%
Pharmaceuticals	11.0%
Metals & Mining	9.5%
Software	6.8%
Media	6.5%
Communications Equipment	6.5%
Diversified Financial Services	4.9%
Machinery	4.2%
Biotechnology	3.5%
Mortgage REIT	2.4%
Short-Term Investments	1.1%
Other	13.8%
1	As a percentage of total investments as of December 31, 2010. Holdings are subject to change.

Risk Considerations

Mutual fund investing involves risk; principal loss is possible. Equity investments are subject to market risk. Investments in small- and mid-cap companies are subject to greater volatility. Foreign investments involve additional risks, including currency fluctuation, political and economic instability, lack of liquidity and differing legal and accounting standards. These risks are magnified in emerging markets.

An investor should carefully consider the Fund’s objectives, risks, charges and expenses before investing. For a prospectus containing this and other information about the Fund, please contact your financial advisor or Nuveen Investments at (800) 257-8787. Read the prospectus carefully before you invest or send money.

22	Nuveen Investments

Fund Spotlight as of 12/31/10 Nuveen NWQ Large-Cap Value Fund

Quick Facts
	A Shares	B Shares	C Shares	R3 Shares	I Shares
Fund Symbols	NQCAX	NQCBX	NQCCX	NQCQX	NQCRX
Net Asset Value (NAV)	$18.08	$17.74	$17.74	$18.07	$18.08
Latest Ordinary Income Distribution[1]	$0.0315	$ —	$ —	$ —	$0.0718
Inception Date	12/15/06	12/15/06	12/15/06	9/29/09	12/15/06

Returns quoted represent past performance which is no guarantee of future results. Investment returns and principal value will fluctuate so that when shares are redeemed, they may be worth more or less than their original cost. Current performance may be higher or lower than the performance shown. Returns without sales charges would be lower if the sales charge were included. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of shares. For the most recent month-end performance visit www.nuveen.com or call (800) 257-8787.

Class A, B, C and I Share returns are actual. The returns for Class R3 Shares are actual for the period since class inception on 9/29/09; returns prior to class inception are Class I Share returns adjusted for differences in sales charges and expenses, which are primarily differences in distribution and service fees. Fund returns assume reinvestment of dividends and capital gains. Class A Shares have a 5.75% maximum sales charge. Class A Share purchases of $1 million or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge (CDSC), also known as a back-end sales charge, if redeemed within twelve months of purchase. Class B Shares have a CDSC that begins at 5% for redemptions during the first year and declines periodically until after six years when the charge becomes 0%. Class B Shares automatically convert to Class A Shares eight years after purchase. Class C Shares have a 1% CDSC for redemptions within less than one year, which is not reflected in the one-year total return. Class R3 Shares have no sales charge and are available to only certain retirement plan clients of financial intermediaries. Class I Shares have no sales charge and may be purchased under limited circumstances or by specified classes of investors. Returns may reflect an expense limitation by the Fund’s investment adviser.

Average Annual Total Returns as of 12/31/10

A Shares	NAV	Offer
1-Year	16.47%	9.77%
Since Inception	-2.18%	-3.61%

B Shares	w/o CDSC	w/CDSC
1-Year	15.65%	11.65%
Since Inception	-2.92%	-3.40%

C Shares	NAV
1-Year	15.57%
Since Inception	-2.92%

R3 Shares	NAV
1-Year	16.21%
Since Inception	-2.44%

I Shares	NAV
1-Year	16.73%
Since Inception	-1.95%

Top Five Common Stock Holdings[2]
CA Inc.	7.6%
Motorola, Inc.	6.4%
Barrick Gold Corporation	4.5%
Apache Corporation	4.5%
Viacom Inc., Class B	4.2%

Portfolio Allocation2

Portfolio Statistics
Net Assets ($000)	$321,640
Number of Common Stocks	39

Expense Ratios

Share Class	Gross Expense Ratios
Class A	1.22%
Class B	1.97%
Class C	1.97%
Class R3	1.48%
Class I	0.98%

The expense ratios shown factor in Total Annual Fund Operating Expenses including management fees and other fees and expenses. The expense ratios are those shown in the most recent Fund prospectus.

Refer to the Glossary of Terms Used in this Report for further definition of the terms used within this Fund’s Spotlight page.

1	Paid on December 31, 2010.

2	As a percentage of total investments as of December 31, 2010. Holdings are subject to change.

Nuveen Investments	23

Fund Spotlight (continued) as of 12/31/10 Nuveen NWQ Large-Cap Value Fund

Portfolio Composition[1]
Insurance	17.0%
Oil, Gas & Consumable Fuels	15.3%
Software	9.1%
Pharmaceuticals	8.9%
Metals & Mining	8.0%
Communications Equipment	6.4%
Media	6.2%
Diversified Financial Services	4.7%
Biotechnology	3.7%
Aerospace & Defense	3.0%
Short-Term Investments	3.0%
Other	14.7%
1	As a percentage of total investments as of December 31, 2010. Holdings are subject to change.

Risk Considerations

Mutual fund investing involves risk; principal loss is possible. Equity investments are subject to market risk. Foreign investments involve additional risks, including currency fluctuation, political and economic instability, lack of liquidity and differing legal and accounting standards. These risks are magnified in emerging markets.

An investor should carefully consider the Fund’s objectives, risks, charges and expenses before investing. For a prospectus containing this and other information about the Fund, please contact your financial advisor or Nuveen Investments at (800) 257-8787. Read the prospectus carefully before you invest or send money.

24	Nuveen Investments

Fund Spotlight as of 12/31/10 Nuveen NWQ Small/Mid-Cap Value Fund

Quick Facts
	A Shares[1]	C Shares	R3 Shares	I Shares
Fund Symbols	NSMAX	NSMCX	NWQRX	NSMRX
Net Asset Value (NAV)	$18.80	$18.22	$18.61	$18.72
Inception Date	12/15/06	12/15/06	9/29/09	12/15/06

Returns quoted represent past performance which is no guarantee of future results. Investment returns and principal value will fluctuate so that when shares are redeemed, they may be worth more or less than their original cost. Current performance may be higher or lower than the performance shown. Returns without sales charges would be lower if the sales charge were included. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of shares. For the most recent month-end performance visit www.nuveen.com or call (800) 257-8787.

Class A, C and I Share returns are actual. The returns for Class R3 Shares are actual for the period since class inception on 9/29/09; returns prior to class inception are Class I Share returns adjusted for differences in sales charges and expenses, which are primarily differences in distribution and service fees. Fund returns assume reinvestment of dividends and capital gains. Class A Shares have a 5.75% maximum sales charge. Class A Share purchases of $1 million or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge (CDSC), also known as a back-end sales charge, if redeemed within twelve months of purchase. Class C Shares have a 1% CDSC for redemptions within less than one year, which is not reflected in the one-year total return. Class R3 Shares have no sales charge and are available to only certain retirement plan clients of financial intermediaries. Class I Shares have no sales charge and may be purchased under limited circumstances or by specified classes of investors. Returns may reflect an expense limitation by the Fund’s investment adviser.

Average Annual Total Returns as of 12/31/10

A Shares	NAV	Offer
1-Year	32.39%	24.75%
Since Inception	-1.51%	-2.95%

C Shares	NAV
1-Year	31.36%
Since Inception	-2.28%

R3 Shares	NAV
1-Year	32.08%
Since Inception	-2.04%

I Shares	NAV
1-Year	32.67%
Since Inception	-1.55%

Top Five Common Stock Holdings[2]
Elizabeth Arden, Inc.	4.4%
Bob Evans Farms	4.3%
Griffon Corporation	4.1%
Teradyne Inc.	3.2%
Arrow Electronics Inc.	3.2%

Portfolio Allocation2

Portfolio Statistics
Net Assets ($000)	$16,660
Number of Common Stocks	44

Expense Ratios

Share Class	Gross Expense Ratios	Net Expense Ratios
Class A	2.17%	1.34%
Class C	2.96%	2.09%
Class R3	2.39%	1.59%
Class I	1.94%	1.09%

The expense ratios shown factor in Total Annual Fund Operating Expenses including management fees and other fees and expenses. The Net Expense Ratios reflect a contractual commitment by the Fund’s investment adviser to waive fees and reimburse expenses through October 31, 2011. The expense ratios are those shown in the most recent Fund prospectus.

Refer to the Glossary of Terms Used in this Report for further definition of the terms used within this Fund’s Spotlight page.

1	As of October 5, 2009, Class B Shares are no longer available through an exchange from another Nuveen Fund and were converted to Class A Shares at the close of business on October 27, 2009.

2	As a percentage of total investments as of December 31, 2010. Holdings are subject to change.

Nuveen Investments	25

Fund Spotlight (continued) as of 12/31/10 Nuveen NWQ Small/Mid-Cap Value Fund

Portfolio Composition[1]
Metals & Mining	10.2%
Insurance	9.4%
Electronic Equipment & Instruments	9.0%
Machinery	8.8%
Oil, Gas & Consumable Fuels	5.4%
Electrical Equipment	5.1%
Food Products	4.9%
Personal Products	4.4%
Hotels, Restaurants & Leisure	4.3%
Building Products	4.1%
Commercial Banks	4.0%
Thrifts & Mortgage Finance	3.5%
Semiconductors & Equipment	3.2%
Containers & Packaging	2.9%
Communications Equipment	2.9%
Short-Term Investments	5.4%
Other	12.5%
1	As a percentage of total investments as of 12/31/10. Holdings are subject to change.

Risk Considerations

Mutual fund investing involves risk; principal loss is possible. Equity investments are subject to market risk. Investments in small- and mid-cap companies are subject to greater volatility. Foreign investments involve additional risks, including currency fluctuation, political and economic instability, lack of liquidity and differing legal and accounting standards. These risks are magnified in emerging markets.

An investor should carefully consider the Fund’s objectives, risks, charges and expenses before investing. For a prospectus containing this and other information about the Fund, please contact your financial advisor or Nuveen Investments at (800) 257-8787. Read the prospectus carefully before you invest or send money.

26	Nuveen Investments

Fund Spotlight as of 12/31/10 Nuveen NWQ Small-Cap Value Fund

Quick Facts
	A Shares[1]	C Shares	R3 Shares	I Shares
Fund Symbols	NSCAX	NSCCX	NSCQX	NSCRX
Net Asset Value (NAV)	$24.39	$23.48	$24.46	$24.55
Inception Date	12/09/04	12/09/04	9/29/09	12/09/04

Returns quoted represent past performance which is no guarantee of future results. Investment returns and principal value will fluctuate so that when shares are redeemed, they may be worth more or less than their original cost. Current performance may be higher or lower than the performance shown. Returns without sales charges would be lower if the sales charge were included. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of shares. For the most recent month-end performance visit www.nuveen.com or call (800) 257-8787.

Class A, C and I Share returns are actual. The returns for Class R3 Shares are actual for the period since class inception on 9/29/09; returns prior to class inception are Class I Share returns adjusted for differences in sales charges and expenses, which are primarily differences in distribution and service fees. Fund returns assume reinvestment of dividends and capital gains. Class A Shares have a 5.75% maximum sales charge. Class A Share purchases of $1 million or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge (CDSC), also known as a back-end sales charge, if redeemed within twelve months of purchase. Class C Shares have a 1% CDSC for redemptions within less than one year, which is not reflected in the one-year total return. Class R3 Shares have no sales charge and are available to only certain retirement plan clients of financial intermediaries. Class I Shares have no sales charge and may be purchased under limited circumstances or by specified classes of investors. Returns may reflect an expense limitation by the Fund’s investment adviser.

Average Annual Total Returns as of 12/31/10

A Shares	NAV	Offer
1-Year	34.38%	26.64%
5-Year	1.79%	0.59%
Since Inception	4.18%	3.17%

C Shares	NAV
1-Year	33.33%
5-Year	1.04%
Since Inception	3.43%

R3 Shares	NAV
1-Year	34.03%
5-Year	1.54%
Since Inception	3.92%

I Shares	NAV
1-Year	34.67%
5-Year	2.06%
Since Inception	4.45%

Top Five Common Stock Holdings[2]
Bob Evans Farms	4.3%
Standard Microsystems Corporation	4.2%
Griffon Corporation	4.1%
Elizabeth Arden, Inc.	3.9%
Albany International Corporation, Class A	3.8%

Portfolio Allocation2

Portfolio Statistics
Net Assets ($000)	$122,444
Number of Common Stocks	45

Expense Ratios
Share Class	Gross Expense Ratios
Class A	1.42%
Class C	2.16%
Class R3	1.63%
Class I	1.16%

The expense ratios shown factor in Total Annual Fund Operating Expenses including management fees and other fees and expenses. The expense ratios are those shown in the most recent Fund prospectus.

Refer to the Glossary of Terms Used in this Report for further definition of the terms used within this Fund’s Spotlight page.

1	As of October 5, 2009, Class B Shares are no longer available through an exchange from another Nuveen Fund and were converted to Class A Shares at the close of business on October 27, 2009.

2	As a percentage of total investments as of December 31, 2010. Holdings are subject to change.

Nuveen Investments	27

Fund Spotlight (continued) as of 12/31/10 Nuveen NWQ Small-Cap Value Fund

Portfolio Composition[1]
Metals & Mining	11.5%
Machinery	8.9%
Hotels, Restaurants & Leisure	7.2%
Commercial Banks	6.9%
Semiconductors & Equipment	6.9%
Oil, Gas & Consumable Fuels	6.8%
Insurance	6.0%
Food Products	4.2%
Building Products	4.1%
Personal Products	3.9%
Communications Equipment	3.0%
Containers & Packaging	3.0%
Road & Rail	2.9%
Electronic Equipment & Instruments	2.9%
Paper & Forest Products	2.7%
Real Estate Management & Development	2.6%
Short-Term Investments	3.0%
Other	13.5%
1	As a percentage of total investments as of December 31, 2010. Holdings are subject to change.

Risk Considerations

Mutual fund investing involves risk; principal loss is possible. Equity investments are subject to market risk. Investments in small- and mid-cap companies are subject to greater volatility. Foreign investments involve additional risks, including currency fluctuation, political and economic instability, lack of liquidity and differing legal and accounting standards. These risks are magnified in emerging markets.

An investor should carefully consider the Fund’s objectives, risks, charges and expenses before investing. For a prospectus containing this and other information about the Fund, please contact your financial advisor or Nuveen Investments at (800) 257-8787. Read the prospectus carefully before you invest or send money.

28	Nuveen Investments

Fund Spotlight as of 12/31/10 Nuveen Tradewinds Value Opportunities Fund

Quick Facts
	A Shares	B Shares	C Shares	R3 Shares	I Shares
Fund Symbols	NVOAX	NVOBX	NVOCX	NTVTX	NVORX
Net Asset Value (NAV)	$35.07	$34.32	$34.32	$35.10	$35.17
Latest Ordinary Income Distribution[1]	$0.5080	$0.2624	$0.2623	$0.4282	$0.5899
Latest Capital Gain Distribution[2]	$1.1594	$1.1594	$1.1594	$1.1594	$1.1594
Inception Date	12/09/04	12/09/04	12/09/04	8/04/08	12/09/04

Returns quoted represent past performance which is no guarantee of future results. Investment returns and principal value will fluctuate so that when shares are redeemed, they may be worth more or less than their original cost. Current performance may be higher or lower than the performance shown. Returns without sales charges would be lower if the sales charge were included. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of shares. For the most recent month-end performance visit www.nuveen.com or call (800) 257-8787.

Class A, B, C and I Share returns are actual. The returns for Class R3 Shares are actual for the period since class inception on 8/04/08; returns prior to class inception are Class I Share returns adjusted for differences in sales charges and expenses, which are primarily differences in distribution and service fees. Fund returns assume reinvestment of dividends and capital gains. Class A Shares have a 5.75% maximum sales charge. Class A Share purchases of $1 million or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge (CDSC), also known as a back-end sales charge, if redeemed within twelve months of purchase. Class B Shares have a CDSC that begins at 5% for redemptions during the first year and declines periodically until after six years when the charge becomes 0%. Class B Shares automatically convert to Class A Shares eight years after purchase. Class C Shares have a 1% CDSC for redemptions within less than one year, which is not reflected in the one-year total return. Class I Shares have no sales charge and may be purchased under limited circumstances or by specified classes of investors. Class R3 Shares have no sales charge and are available to only certain retirement plan clients of financial intermediaries. Returns may reflect an expense limitation by the Fund’s investment adviser.

Average Annual Total Returns as of 12/31/10

A Shares	NAV	Offer
1-Year	23.81%	16.69%
5-Year	11.90%	10.58%
Since Inception	13.44%	12.34%

B Shares	w/o CDSC	w/CDSC
1-Year	22.85%	18.85%
5-Year	11.06%	10.93%
Since Inception	12.59%	12.59%

C Shares	NAV
1-Year	22.89%
5-Year	11.06%
Since Inception	12.59%

R3 Shares	NAV
1-Year	23.47%
5-Year	11.61%
Since Inception	13.15%

I Shares	NAV
1-Year	24.13%
5-Year	12.18%
Since Inception	13.72%

Top Five Common Stock Holdings[3]
Barrick Gold Corporation	3.6%
Newmont Mining Corporation	3.3%
Cameco Corporation	2.9%
Kinross Gold Corporation	2.9%
Aetna Inc.	2.9%

Portfolio Allocation3

Portfolio Statistics
Net Assets ($000)	$2,763,675
Number of Common Stocks	55

Expense Ratios

Share Class	Gross Expense Ratios
Class A	1.26%
Class B	2.00%
Class C	2.02%
Class R3	1.54%
Class I	1.01%

The expense ratios shown factor in Total Annual Fund Operating Expenses including management fees and other fees and expenses. The expense ratios are those shown in the most recent Fund prospectus.

Refer to the Glossary of Terms Used in this Report for further definition of the terms used within this Fund’s Spotlight page.

1	Paid on December 31, 2010.
2	Paid December 15, 2010. Capital gains are subject to federal taxation.
3	As a percentage of total investments as of December 31, 2010. Holdings are subject to change.

Nuveen Investments	29

Fund Spotlight (continued) as of 12/31/10 Nuveen Tradewinds Value Opportunities Fund

Country Allocation[1]
United States	53.6%
Canada	13.6%
Japan	3.8%
Russia	2.8%
Australia	2.3%
South Korea	2.0%
Brazil	1.9%
France	1.4%
South Africa	1.3%
Norway	1.0%
Turkey	0.9%
Argentina	0.8%
Short-Term Investments	14.6%

Portfolio Composition[1]
Metals & Mining	17.2%
Oil, Gas & Consumable Fuels	16.6%
Food & Staples Retailing	5.5%
Pharmaceuticals	4.9%
Diversified Telecommunication Services	4.6%
Electric Utilities	4.5%
Health Care Providers & Services	4.1%
Food Products	2.9%
Communications Equipment	2.7%
Aerospace & Defense	2.5%
Insurance	2.5%
Biotechnology	2.4%
Electronic Equipment & Instruments	2.3%
Short-Term Investments	14.6%
Other	12.7%

1	As a percentage of total investments as of December 31, 2010. Holdings are subject to change.

Risk Considerations

Mutual fund investing involves risk; principal loss is possible. Equity investments are subject to market risk. Investments in small- and mid-cap companies are subject to greater volatility. Foreign investments involve additional risks, including currency fluctuation, political and economic instability, lack of liquidity and differing legal and accounting standards. These risks are magnified in emerging markets.

An investor should carefully consider the Fund’s objectives, risks, charges and expenses before investing. For a prospectus containing this and other information about the Fund, please contact your financial advisor or Nuveen Investments at (800) 257-8787. Read the prospectus carefully before you invest or send money.

30	Nuveen Investments

Expense Examples

As a shareholder of one or more of the Funds, you incur two types of costs: (1) transaction costs, including up-front and back-end sales charges (loads) or redemption fees, where applicable; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees, where applicable; and other Fund expenses. The Examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The Examples below are based on an investment of $1,000 invested at the beginning of the period and held for the period.

The information under “Actual Performance,” together with the amount you invested, allows you to estimate actual expenses incurred over the reporting period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60) and multiply the result by the cost shown for your share class, in the row entitled “Expenses Incurred During Period” to estimate the expenses incurred on your account during this period.

The information under “Hypothetical Performance,” provides information about hypothetical account values and hypothetical expenses based on the respective Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expense you incurred for the period. You may use this information to compare the ongoing costs of investing in the Fund and other Funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as up-front and back-end sales charges (loads) or redemption fees, where applicable. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds or share classes. In addition, if these transactional costs were included, your costs would have been higher.

						Hypothetical Performance
	Actual Performance					(5% annualized return before expenses)
Multi-Manager Large-Cap Value	A Shares	B Shares	C Shares	R3 Shares	I Shares	A Shares	B Shares	C Shares	R3 Shares	I Shares
Beginning Account Value (7/01/10)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (12/31/10)	$1,206.90	$1,203.20	$1,202.90	$1,205.70	$1,208.20	$1,019.26	$1,015.48	$1,015.48	$1,018.00	$1,020.52
Expenses Incurred During Period	$6.56	$10.72	$10.72	$7.95	$5.18	$6.01	$9.80	$9.80	$7.27	$4.74

For each class of the Fund, expenses are equal to the Fund’s annualized net expense ratio of 1.18%, 1.93%, 1.93%, 1.43% and .93% for Classes A, B, C, R3 and I, respectively, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

						Hypothetical Performance
	Actual Performance					(5% annualized return before expenses)
Multi-Cap Value	A Shares	B Shares	C Shares	R3 Shares	I Shares	A Shares	B Shares	C Shares	R3 Shares	I Shares
Beginning Account Value (7/01/10)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (12/31/10)	$1,243.70	$1,237.90	$1,237.90	$1,241.50	$1,244.90	$1,018.25	$1,014.47	$1,014.47	$1,016.99	$1,019.51
Expenses Incurred During Period	$7.80	$12.01	$12.01	$9.21	$6.39	$7.02	$10.82	$10.82	$8.29	$5.75

For each class of the Fund, expenses are equal to the Fund’s annualized net expense ratio of 1.38%, 2.13%, 2.13%, 1.63% and 1.13% for Classes A, B, C, R3 and I, respectively, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

						Hypothetical Performance
	Actual Performance					(5% annualized return before expenses)
Large-Cap Value	A Shares	B Shares	C Shares	R3 Shares	I Shares	A Shares	B Shares	C Shares	R3 Shares	I Shares
Beginning Account Value (7/01/10)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (12/31/10)	$1,229.60	$1,225.10	$1,224.30	$1,228.40	$1,230.60	$1,019.00	$1,015.22	$1,015.22	$1,017.74	$1,020.27
Expenses Incurred During Period	$6.91	$11.10	$11.10	$8.31	$5.51	$6.26	$10.06	$10.06	$7.53	$4.99

For each class of the Fund, expenses are equal to the Fund’s annualized net expense ratio of 1.23%, 1.98%, 1.98%, 1.48% and .98% for Classes A, B, C, R3 and I, respectively, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

					Hypothetical Performance
	Actual Performance				(5% annualized return before expenses)
Small/Mid-Cap Value	A Shares	C Shares	R3 Shares	I Shares	A Shares	C Shares	R3 Shares	I Shares
Beginning Account Value (7/01/10)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (12/31/10)	$1,313.80	$1,308.90	$1,311.50	$1,314.60	$1,018.50	$1,014.72	$1,017.24	$1,019.76
Expenses Incurred During Period	$7.76	$12.10	$9.21	$6.30	$6.77	$10.56	$8.03	$5.50

For each class of the Fund, expenses are equal to the Fund’s annualized net expense ratio of 1.33%, 2.08%, 1.58% and 1.08% for Classes A, C, R3 and I, respectively, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

					Hypothetical Performance
	Actual Performance				(5% annualized return before expenses)
Small-Cap Value	A Shares	C Shares	R3 Shares	I Shares	A Shares	C Shares	R3 Shares	I Shares
Beginning Account Value (7/01/10)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (12/31/10)	$1,333.50	$1,328.80	$1,332.20	$1,335.00	$1,018.25	$1,014.47	$1,016.99	$1,019.51
Expenses Incurred During Period	$8.12	$12.50	$9.58	$6.65	$7.02	$10.82	$8.29	$5.75

For each class of the Fund, expenses are equal to the Fund’s annualized net expense ratio of 1.38%, 2.13%, 1.63% and 1.13% for Classes A, C, R3 and I, respectively, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

						Hypothetical Performance
	Actual Performance					(5% annualized return before expenses)
Value Opportunities	A Shares	B Shares	C Shares	R3 Shares	I Shares	A Shares	B Shares	C Shares	R3 Shares	I Shares
Beginning Account Value (7/01/10)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (12/31/10)	$1,235.10	$1,230.20	$1,230.60	$1,233.50	$1,236.70	$1,019.16	$1,015.38	$1,015.38	$1,017.90	$1,020.42
Expenses Incurred During Period	$6.76	$10.96	$10.96	$8.16	$5.36	$6.11	$9.91	$9.91	$7.37	$4.84

For each class of the Fund, expenses are equal to the Fund’s annualized net expense ratio of 1.20%, 1.95%, 1.95%, 1.45% and .95% for Classes A, B, C, R3 and I, respectively, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Nuveen Investments	31

Portfolio of Investments (Unaudited)

Nuveen Multi-Manager Large-Cap Value Fund

December 31, 2010

Shares	Description (1)	Value

	COMMON STOCKS – 98.0%

	Aerospace & Defense – 2.5%

100	Alliant Techsystems Inc., (2)	$7,443

1,800	BE Aerospace Inc., (2)	66,654

24,960	Boeing Company	1,628,890

3,500	General Dynamics Corporation	248,360

1,500	Goodrich Corporation	132,105

68,450	Honeywell International Inc.	3,638,802

1,500	ITT Industries, Inc.	78,165

13,350	L-3 Communications Holdings, Inc.	941,042

1,000	Lockheed Martin Corporation	69,910

5,900	Northrop Grumman Corporation	382,202

4,300	Raytheon Company	199,262

300	Spirit AeroSystems Holdings Inc., (2)	6,243

15,210	United Technologies Corporation	1,197,331
	Total Aerospace & Defense	8,596,409
	Air Freight & Logistics – 0.0%

200	FedEx Corporation	18,602

400	UTI Worldwide, Inc.	8,480
	Total Air Freight & Logistics	27,082
	Airlines – 0.1%

15,600	AMR Corporation, (2)	121,524

500	Copa Holdings SA	29,420

12,200	Southwest Airlines Co.	158,356

5,500	United Continental Holdings Inc.	131,010
	Total Airlines	440,310
	Apparel, Accesories & Luxury Goods – 0.1%

2,000	VF Corporation	172,360
	Auto Components – 0.9%

2,000	Autoliv Inc.	157,880

1,100	BorgWarner Inc., (2)	79,596

400	Federal Mogul Corporation, Class A Shares, (2)	8,260

69,700	Johnson Controls, Inc.	2,662,540

900	Lear Corporation, (2)	88,839

3,100	TRW Automotive Holdings Corporation, (2)	163,370
	Total Auto Components	3,160,485
	Beverages – 4.3%

400	Brown-Forman Corporation	27,848

100	Central European Distribution Corporation, (2)	2,290

65,450	Coca-Cola Company	4,304,647

6,000	Coca Cola Enterprises Inc.	150,180

3,600	Constellation Brands, Inc., Class A, (2)	79,740

54,480	Dr. Pepper Snapple Group	1,915,517

900	Hansen Natural Corporation, (2)	47,052

63,470	Molson Coors Brewing Company, Class B	3,185,559

74,500	PepsiCo, Inc.	4,867,085
	Total Beverages	14,579,918

32	Nuveen Investments

Shares	Description (1)	Value

	Biotechnology – 0.9%

41,830	Amgen Inc., (2)	$2,296,467

5,000	Biogen Idec Inc., (2)	335,250

2,600	Cephalon, Inc., (2)	160,472

3,200	Genzyme Corporation, (2)	227,840
	Total Biotechnology	3,020,029
	Building Products – 0.0%

600	Armstrong World Industries Inc., (2)	25,800

900	Masco Corporation	11,394

600	Owens Corning, (2)	18,690
	Total Building Products	55,884
	Capital Markets – 3.6%

9,420	Affiliated Managers Group Inc., (2)	934,652

4,100	Ameriprise Financial, Inc.	235,955

8,400	Bank of New York Company, Inc.	253,680

11,400	BlackRock Inc.	2,172,612

74,150	Charles Schwab Corporation	1,268,707

800	E*Trade Group Inc., (2)	12,800

400	Federated Investors Inc.	10,468

27,100	Goldman Sachs Group, Inc.	4,557,136

400	Invesco LTD	9,624

1,100	Janus Capital Group Inc.	14,267

400	Jefferies Group, Inc.	10,652

55,800	Legg Mason, Inc.	2,023,866

19,800	Morgan Stanley	538,758

500	Northern Trust Corporation	27,705

1,400	Raymond James Financial Inc.	45,780

3,200	State Street Corporation	148,288
	Total Capital Markets	12,264,950
	Chemicals – 1.7%

2,400	Ashland Inc.	122,064

1,000	Cabot Corporation	37,650

2,200	CF Industries Holdings, Inc.	297,330

1,400	Cytec Industries, Inc.	74,284

18,200	Dow Chemical Company	621,348

13,700	E.I. Du Pont de Nemours and Company	683,356

1,700	Eastman Chemical Company	142,936

600	FMC Corporation	47,934

4,700	Huntsman Corporation	73,367

33,850	Monsanto Company	2,357,314

14,760	PPG Industries, Inc.	1,240,873

300	RPM International, Inc.	6,630

900	Sherwin-Williams Company	75,375

600	Sigma-Aldrich Corporation	39,936

1,700	Valspar Corporation	58,616
	Total Chemicals	5,879,013

Nuveen Investments	33

Portfolio of Investments (Unaudited)

Nuveen Multi-Manager Large-Cap Value Fund (continued)

December 31, 2010

Shares	Description (1)	Value

	Commercial & Professional Services – 0.0%

400	Corrections Corporation of America, (2)	$10,024
	Commercial Banks – 7.1%

128,397	Associated Banc-Corp.	1,945,215

800	BancorpSouth Inc.	12,760

200	Bank of Hawaii Corporation	9,442

97,600	BB&T Corporation	2,565,904

300	BOK Financial Corporation	16,020

4,400	Capitalsource Inc.	31,240

4,200	CIT Group Inc., (2)	197,820

800	City National Corporation	49,088

3,700	Comerica Incorporated	156,288

700	Commerce Bancshares, Inc.	27,811

900	Cullen/Frost Bankers, Inc.	55,008

39,990	East West Bancorp Inc.	781,805

22,900	Fifth Third Bancorp.	336,172

400	First Horizon National Corporation, (2)	4,712

1,200	Fulton Financial Corporation	12,408

19,800	Huntington BancShares, Inc.	136,026

30,300	KeyCorp.	268,155

16,540	M&T Bank Corporation	1,439,807

5,500	Marshall and Ilsley Corporation	38,060

7,200	PNC Financial Services Group, Inc.	437,184

19,800	Popular, Inc., (2)	62,172

19,100	Regions Financial Corporation	133,700

7,200	SunTrust Banks, Inc.	212,472

9,100	Synovus Financial Corp.	24,024

1,500	TCF Financial Corporation	22,215

256,920	U.S. Bancorp	6,929,131

1,900	Valley National Bancorp.	27,170

258,610	Wells Fargo & Company	8,014,319

1,700	Wilmington Trust Corporation	7,378

6,200	Zions Bancorporation	150,226
	Total Commercial Banks	24,103,732
	Commercial Services & Supplies – 0.5%

300	Avery Dennison Corporation	12,702

900	Cintas Corporation	25,164

1,000	Covanta Holding Corporation	17,190

200	KAR Auction Services Inc., (2)	2,760

900	Pitney Bowes Inc.	21,762

2,400	R.R. Donnelley & Sons Company	41,928

50,980	Republic Services, Inc.	1,522,263

700	Waste Connections Inc., (2)	19,271

4,000	Waste Management, Inc.	147,480
	Total Commercial Services & Supplies	1,810,520

34	Nuveen Investments

Shares	Description (1)	Value

	Communications Equipment – 0.7%

1,400	Brocade Communications Systems Inc., (2)	$7,406

3,400	CommScope Inc., (2)	106,148

700	Echostar Holding Corporation, Class A, (2)	17,479

47,400	QUALCOMM, Inc.	2,345,826

3,400	Tellabs Inc.	23,052
	Total Communications Equipment	2,499,911
	Computers & Peripherals – 0.1%

900	Diebold Inc.	28,845

3,600	Lexmark International, Inc., Class A, (2)	125,352

4,000	Seagate Technology, (2)	60,120

2,700	Western Digital Corporation, (2)	91,530
	Total Computers & Peripherals	305,847
	Construction & Engineering – 0.1%

200	AECOM Technology Corporation, (2)	5,594

1,400	Chicago Bridge & Iron Company N.V, (2)	46,060

3,100	Fluor Corporation	205,406

3,100	KBR Inc.	94,457

200	Shaw Group Inc., (2)	6,846

900	URS Corporation, (2)	37,449
	Total Construction & Engineering	395,812
	Construction Materials – 0.0%

200	Vulcan Materials Company	8,872
	Consumer Finance – 0.4%

5,500	Capital One Financial Corporation	234,080

65,960	Discover Financial Services	1,222,239

3,600	SLM Corporation, (2)	45,324
	Total Consumer Finance	1,501,643
	Containers & Packaging – 0.6%

900	AptarGroup Inc.	42,813

1,400	Ball Corporation	95,270

2,000	Bemis Company, Inc.	65,320

400	Greif Inc.	24,760

53,400	Owens-Illinois, Inc., (2)	1,639,380

2,000	Packaging Corp. of America	51,680

1,700	Sealed Air Corporation	43,265

1,600	Sonoco Products Company	53,872

2,800	Temple-Inland Inc.	59,472
	Total Containers & Packaging	2,075,832
	Distributors – 0.0%

2,500	Genuine Parts Company	128,350
	Diversified Consumer Services – 0.0%

200	Education Management Corporation, (2)	3,620

2,900	H & R Block Inc.	34,539

3,400	Service Corporation International	28,050
	Total Diversified Consumer Services	66,209

Nuveen Investments	35

Portfolio of Investments (Unaudited)

Nuveen Multi-Manager Large-Cap Value Fund (continued)

December 31, 2010

Shares	Description (1)	Value

	Diversified Financial Services – 2.0%

141,200	Bank of America Corporation	$1,883,608

300	CBOE Holdings Inc.	6,858

253,500	Citigroup Inc., (2)	1,199,055

4,400	CME Group, Inc.	1,415,700

500	Interactive Brokers Group, Inc., (2)	8,910

46,700	JPMorgan Chase & Co	1,981,014

2,900	Leucadia National Corporation, (2)	84,622

3,300	Nasdaq Stock Market, Inc., (2)	78,243

5,100	New York Stock Exchange Euronext	152,898
	Total Diversified Financial Services	6,810,908
	Diversified REIT – 0.1%

2,300	Liberty Property Trust	73,416

2,700	Vornado Realty Trust	224,991
	Total Diversified REIT	298,407
	Diversified Telecommunication Services – 3.6%

125,500	AT&T Inc.	3,687,190

85,000	BCE INC.	3,014,100

28,300	CenturyLink Inc.	1,306,611

16,600	Frontier Communications Corporation	161,518

3,400	Level 3 Communications Inc., (2)	3,332

43,600	Qwest Communications International Inc.	331,796

104,260	Verizon Communications Inc.	3,730,423

7,700	Windstream Corporation	107,338
	Total Diversified Telecommunication Services	12,342,308
	Electric Utilities – 2.4%

2,200	Allegheny Energy, Inc.	53,328

11,600	American Electric Power Company, Inc.	417,368

47,360	DPL Inc.	1,217,626

101,160	Duke Energy Corporation	1,801,660

9,000	Edison International	347,400

3,200	Entergy Corporation	226,656

42,510	Exelon Corporation	1,770,116

5,200	FirstEnergy Corp.	192,504

2,000	Great Plains Energy Incorporated	38,780

1,900	Hawaiian Electric Industries	43,301

200	ITC Holdings Corporation	12,396

6,800	NextEra Energy Inc.	353,532

4,100	Northeast Utilities	130,708

6,700	NV Energy Inc.	94,135

6,200	Pepco Holdings, Inc.	113,150

2,700	Pinnacle West Capital Corporation	111,915

5,700	PPL Corporation	150,024

7,100	Progress Energy, Inc.	308,708

16,300	Southern Company	623,149

3,400	Westar Energy Inc.	85,544
	Total Electric Utilities	8,092,000

36	Nuveen Investments

Shares	Description (1)	Value

	Electrical Equipment – 0.3%

100	Babcock & Wilcox Company	$2,559

1,100	General Cable Corporation, (2)	38,599

600	Hubbell Incorporated, Class B	36,078

600	Regal-Beloit Corporation	40,056

12,750	Rockwell Automation, Inc.	914,303

700	Thomas & Betts Corporation, (2)	33,810
	Total Electrical Equipment	1,065,405
	Electronic Components – 0.1%

800	AVX Group	12,344

9,700	Corning Incorporated	187,404

7,200	Vishay Intertechnology Inc., (2)	105,696
	Total Electronic Components	305,444
	Electronic Equipment & Instruments – 0.1%

2,200	Arrow Electronics, Inc., (2)	75,350

3,200	Avnet Inc., (2)	105,696

1,500	Ingram Micro, Inc., Class A, (2)	28,635

2,700	Jabil Circuit Inc.	54,243

2,200	Molex Inc.	49,984

200	Tech Data Corporation, (2)	8,804

300	Vishay Precision Group Inc.	5,652
	Total Electronic Equipment & Instruments	328,364
	Energy Equipment & Services – 1.7%

300	Atwood Oceanics Inc., (2)	11,211

7,600	Baker Hughes Incorporated	434,492

4,200	Cooper Cameron Corporation, (2)	213,066

900	Diamond Offshore Drilling, Inc.	60,183

900	Dresser Rand Group, Inc., (2)	38,331

1,000	Exterran Holdings, Inc., (2)	23,950

43,540	Halliburton Company	1,777,738

1,800	Helmerich & Payne Inc.	87,264

3,300	McDermott International Inc., (2)	68,277

600	Nabors Industries Inc., (2)	14,076

8,100	National-Oilwell Varco Inc.	544,725

1,100	Oceaneering International Inc., (2)	80,993

900	Oil States International Inc., (2)	57,681

52,950	Patterson-UTI Energy, Inc.	1,141,073

4,700	Rowan Companies Inc., (2)	164,077

7,600	Schlumberger Limited	634,600

600	SeaCor Smit Inc., (2)	60,654

1,600	Superior Energy Services, Inc., (2)	55,984

1,300	Tidewater Inc.	69,992

400	Unit Corporation, (2)	18,592

16,700	Weatherford International Ltd., (2)	380,760
	Total Energy Equipment & Services	5,937,719

Nuveen Investments	37

Portfolio of Investments (Unaudited)

Nuveen Multi-Manager Large-Cap Value Fund (continued)

December 31, 2010

Shares	Description (1)	Value

	Food & Staples Retailing – 0.6%

1,200	BJ’s Wholesale Club, (2)	$57,480

39,050	CVS Caremark Corporation	1,357,769

4,900	Kroger Co.	109,564

3,300	Safeway Inc.	74,217

4,100	SUPERVALU INC.	39,483

200	Walgreen Co.	7,792

6,100	Wal-Mart Stores, Inc.	328,973
	Total Food & Staples Retailing	1,975,278
	Food Products – 2.5%

6,600	Archer-Daniels-Midland Company	198,528

1,500	Bunge Limited	98,280

700	Campbell Soup Company	24,325

4,200	ConAgra Foods, Inc.	94,836

18,040	Corn Products International, Inc.	829,840

4,000	Dean Foods Company, (2)	35,360

3,900	Del Monte Foods Company	73,320

900	Flowers Foods Inc.	24,219

1,500	General Mills, Inc.	53,385

4,000	H.J. Heinz Company	197,840

37,960	Hershey Foods Corporation	1,789,814

1,100	Hormel Foods Corporation	56,386

2,200	JM Smucker Company	144,430

100	Kellogg Company	5,108

31,200	Kraft Foods Inc.	983,112

1,100	McCormick & Company, Incorporated	51,183

35,980	Mead Johnson Nutrition Company, Class A Shares	2,239,755

18,630	Ralcorp Holdings Inc., (2)	1,211,136

5,700	Sara Lee Corporation	99,807

2,700	Smithfield Foods, Inc., (2)	55,701

9,600	Tyson Foods, Inc., Class A	165,312
	Total Food Products	8,431,677
	Gas Utilities – 0.2%

1,700	AGL Resources Inc.	60,945

2,300	Atmos Energy Corporation	71,760

900	Energen Corporation	43,434

1,200	National Fuel Gas Company	78,744

1,900	ONEOK, Inc.	105,393

6,300	Questar Corporation	109,683

2,200	UGI Corporation	69,476
	Total Gas Utilities	539,435
	Health Care Equipment & Supplies – 1.6%

100	Alere Inc.	3,660

100	Baxter International, Inc.	5,062

400	Beckman Coulter, Inc.	30,092

7,000	Boston Scientific Corporation, (2)	52,990

38	Nuveen Investments

Shares	Description (1)	Value

	Health Care Equipment & Supplies (continued)

200	CareFusion Corporation, (2)	$5,140

12,450	Cooper Companies, Inc.	701,433

81,050	Covidien PLC	3,700,743

500	Hill Rom Holdings Inc.	19,685

39,530	Hologic Inc., (2)	743,955

1,100	Kinetic Concepts Inc., (2)	46,068

2,400	Medtronic, Inc.	89,016

300	Teleflex Inc.	16,143

1,000	Zimmer Holdings, Inc., (2)	53,680
	Total Health Care Equipment & Supplies	5,467,667
	Health Care Providers & Services – 1.6%

3,800	Aetna Inc.	115,938

1,300	Brookdale Senior Living Inc., (2)	27,833

4,900	Cardinal Health, Inc.	187,719

7,200	CIGNA Corporation	263,952

600	Community Health Systems, Inc., (2)	22,422

4,000	Coventry Health Care, Inc., (2)	105,600

2,700	Health Net Inc., (2)	73,683

5,300	Humana Inc., (2)	290,122

1,500	Lifepoint Hospitals Inc., (2)	55,125

26,877	Lincare Holdings	721,110

17,060	McKesson HBOC Inc.	1,200,683

500	Omnicare, Inc.	12,695

200	Quest Diagnostics Incorporated	10,794

1,800	Tenet Healthcare Corporation, (2)	12,042

26,100	UnitedHealth Group Incorporated	942,471

1,600	Universal Health Services, Inc., Class B	69,472

25,600	Wellpoint Inc., (2)	1,455,616
	Total Health Care Providers & Services	5,567,277
	Hotels, Restaurants & Leisure – 0.3%

1,600	Brinker International Inc.	33,408

6,200	Carnival Corporation	285,882

400	Choice Hotels International, Inc.	15,308

800	Hyatt Hotels Corporation, Class A, (2)	36,608

200	Intl Speedway Corporation	5,234

21,300	MGM Mirage Inc., (2)	316,305

1,500	Penn National Gaming, Inc., (2)	52,725

3,300	Royal Caribbean Cruises Limited, (2)	155,100

6,100	Wendy’s International, Inc.	28,182

5,100	Wyndham Worldwide Corporation	152,796
	Total Hotels, Restaurants & Leisure	1,081,548
	Household Durables – 0.9%

52,850	D.R. Horton, Inc.	630,501

2,200	Fortune Brands Inc.	132,550

1,200	Garmin Limited	37,188

1,000	Harman International Industries Inc., (2)	46,300

Nuveen Investments	39

Portfolio of Investments (Unaudited)

Nuveen Multi-Manager Large-Cap Value Fund (continued)

December 31, 2010

Shares	Description (1)	Value

	Household Durables (continued)

1,700	Jarden Corporation	$52,479

100	KB Home	1,349

1,600	Leggett and Platt Inc.	36,416

4,700	Lennar Corporation, Class A	88,125

300	MDC Holdings Inc.	8,631

1,100	Mohawk Industries Inc., (2)	62,436

89,480	Newell Rubbermaid Inc.	1,626,746

1,000	Pulte Corporation, (2)	7,520

2,600	Stanley Black & Decker Inc.	173,862

800	Whirlpool Corporation	71,064
	Total Household Durables	2,975,167
	Household Products – 0.7%

100	Clorox Company	6,328

100	Colgate-Palmolive Company	8,037

1,700	Energizer Holdings Inc., (2)	123,930

1,000	Kimberly-Clark Corporation	63,040

33,300	Procter & Gamble Company	2,142,189
	Total Household Products	2,343,524
	Independent Power Producers & Energy Traders – 0.7%

8,700	AES Corporation, (2)	105,966

500	Calpine Corporation, (2)	6,670

68,000	Constellation Energy Group	2,082,840

9,900	GenOn Energy Inc.	37,719

5,700	NRG Energy Inc., (2)	111,378
	Total Independent Power Producers & Energy Traders	2,344,573
	Industrial Conglomerates – 0.8%

900	Carlisle Companies Inc.	35,766

96,700	General Electric Company	1,768,643

29,500	Textron Inc.	697,380

2,300	Tyco International Ltd.	95,312
	Total Industrial Conglomerates	2,597,101
	Industrial REIT – 0.0%

3,000	AMB Property Corp.	95,130

1,800	ProLogis	25,992
	Total Industrial REIT	121,122
	Insurance – 8.5%

24,850	Ace Limited	1,546,913

83,749	AFLAC Incorporated	4,725,956

100	Alleghany Corporation, Term Loan, (2)	30,637

1,200	Allied World Assurance Holdings	71,328

7,700	Allstate Corporation	245,476

2,200	American Financial Group Inc.	71,038

4,500	American International Group, (2)	259,290

100	American National Insurance Company	8,562

50,600	Aon Corporation	2,328,106

40	Nuveen Investments

Shares	Description (1)	Value

	Insurance (continued)

1,200	Arch Capital Group Limited, (2)	$105,660

1,300	Arthur J. Gallagher & Co.	37,804

2,500	Aspen Insurance Holdings Limited	71,550

3,300	Assurant Inc.	127,116

1,200	Assured Guaranty Limited	21,240

26,830	Axis Capital Holdings Limited	962,660

28,300	Berkshire Hathaway Inc., Class B, (2)	2,267,113

900	Brown & Brown Inc.	21,546

7,300	Chubb Corporation	435,372

3,500	Cincinnati Financial Corporation	110,915

900	CNA Financial Corporation, (2)	24,345

1,100	Endurance Specialty Holdings, Limited	50,677

100	Erie Indemnity Company	6,547

1,000	Everest Reinsurance Group Ltd.	84,820

2,900	Fidelity National Title Group Inc., Class A	39,672

99,020	Genworth Financial Inc., Class A, (2)	1,301,123

800	Hanover Insurance Group Inc.	37,376

67,350	Hartford Financial Services Group, Inc.	1,784,102

1,600	HCC Insurance Holdings Inc.	46,304

38,703	Lincoln National Corporation	1,076,330

5,200	Loews Corporation	202,332

100	Markel Corporation, (2)	37,813

2,800	Marsh & McLennan Companies, Inc.	76,552

7,000	MBIA Inc., (2)	83,930

500	Mercury General Corporation	21,505

72,500	MetLife, Inc.	3,221,900

73,075	Old Republic International Corporation	996,012

400	OneBeacon Insurance Group Limited, Class A	6,064

1,400	PartnerRe Limited	112,490

7,800	Principal Financial Group, Inc.	253,968

80,370	Progressive Corporation	1,596,952

2,300	Protective Life Corporation	61,272

20,310	Prudential Financial, Inc.	1,192,400

15,870	Reinsurance Group of America Inc.	852,378

1,300	RenaisasnceRE Holdings, Limited	82,797

1,000	StanCorp Financial Group Inc.	45,140

89,280	Symetra Financial Corporation	1,223,136

2,100	Torchmark Corporation	125,454

1,100	Transatlantic Holdings Inc.	56,782

4,100	Travelers Companies, Inc.	228,411

700	Unitrin, Inc.	17,178

7,700	Unum Group	186,494

1,700	Valdius Holdings Limited	52,037

100	White Mountain Insurance Group	33,560

1,100	WR Berkley Corporation	30,118

8,700	XL Capital Ltd, Class A	189,834
	Total Insurance	28,886,087

Nuveen Investments	41

Portfolio of Investments (Unaudited)

Nuveen Multi-Manager Large-Cap Value Fund (continued)

December 31, 2010

Shares	Description (1)	Value

	Internet & Catalog Retail – 0.4%

43,380	Expedia, Inc.	$1,088,404

11,000	Liberty Media Holding Corporation Interactive, Class A, (2)	173,470
	Total Internet & Catalog Retail	1,261,874
	Internet Software & Services – 0.2%

1,800	AOL Inc., (2)	42,678

23,100	eBay Inc., (2)	642,873

1,500	IAC/InterActiveCorp., (2)	43,050

3,500	Monster Worldwide Inc., (2)	82,705
	Total Internet Software & Services	811,306
	IT Services – 0.8%

35,600	Accenture Limited	1,726,244

400	Amdocs Limited, (2)	10,988

100	Broadridge Financial Solutions, Inc.	2,193

2,300	Computer Sciences Corporation	114,080

1,800	Convergys Corporation, (2)	23,706

1,300	CoreLogic Inc.	24,076

4,200	Fidelity National Information Services	115,038

1,300	Fiserv, Inc., (2)	76,128

5,140	International Business Machines Corporation (IBM)	754,346

1,800	Total System Services Inc.	27,684
	Total IT Services	2,874,483
	Leisure Equipment & Products – 0.0%

6,700	Mattel, Inc.	170,381
	Life Sciences Tools & Services – 0.1%

100	Bio-Rad Laboratories Inc., (2)	10,385

1,500	Perkinelmer Inc.	38,730

2,400	Thermo Fisher Scientific, Inc., (2)	132,864
	Total Life Sciences Tools & Services	181,979
	Machinery – 2.4%

2,200	AGCO Corporation, (2)	111,452

17,910	Caterpillar Inc.	1,677,451

600	CNH Global N.V	28,644

900	Crane Company	36,963

2,800	Danaher Corporation	132,076

3,300	Deere & Company	274,065

1,800	Dover Corporation	105,210

2,500	Eaton Corporation	253,775

200	Gardner Denver, Inc.	13,764

700	Harsco Corporation	19,824

300	IDEX Corporation	11,736

5,300	Ingersoll Rand Company Limited, Class A	249,577

500	Kennametal Inc.	19,730

52,990	Oshkosh Truck Corporation, (2)	1,867,368

25,230	Parker Hannifin Corporation	2,177,349

100	Pentair, Inc.	3,651

42	Nuveen Investments

Shares	Description (1)	Value

	Machinery (continued)

900	Snap-on Incorporated	$50,922

800	SPX Corporation	57,192

2,400	Terex Corporation, (2)	74,496

23,400	Timken Company	1,116,882

1,600	Trinity Industries Inc.	42,576

500	Wabtec Corporation	26,445
	Total Machinery	8,351,148
	Marine – 0.0%

700	Alexander and Bald, Inc.	28,021

800	Kirby Corporation, (2)	35,240
	Total Marine	63,261
	Media – 4.8%

49,630	Cablevision Systems Corporation	1,679,479

15,500	CBS Corporation, Class B	295,275

1,000	Clear Channel Outdoor Holdings Inc., Class A, (2)	14,040

167,410	Comcast Corporation, Class A	3,677,998

28,050	DIRECTV Group, Inc., (2)	1,120,037

2,800	Discovery Communications Inc., Class A Shares, (2)	116,760

3,500	Echostar Communications Corporation, Variable Prepaid Forward	68,810

7,900	Gannett Company Inc.	119,211

100	John Wiley and Sons Inc., Class A	4,524

900	Lamar Advertising Company, (2)	35,856

8,300	Liberty Global Inc., A Shares, (2)	293,654

1,400	Liberty Media Holding Corporation, Capital Tracking Stock, Class A, (2)	87,584

1,100	Liberty Media Starz, (2)	73,128

600	Madison Square Garden Inc., (2)	15,468

3,700	McGraw-Hill Companies, Inc.	134,717

700	Meredith Corporation	24,255

1,300	New York Times, Class A, (2)	12,740

38,900	News Corporation, Class A	566,384

2,900	Omnicom Group, Inc.	132,820

500	Regal Entertainment Group, Class A	5,870

4,000	Thomson Corporation	149,080

7,600	Time Warner Cable, Class A	501,828

50,300	Time Warner Inc.	1,618,151

111,000	Viacom Inc., Class B	4,396,710

7,400	Virgin Media, Inc.	201,576

30,500	Walt Disney Company	1,144,055

100	Washington Post Company	43,950
	Total Media	16,533,960
	Metals & Mining – 1.8%

3,300	Alcoa Inc.	50,787

400	Commercial Metals Company	6,636

26,133	Freeport-McMoRan Copper & Gold, Inc.	3,138,312

45,400	Newmont Mining Corporation	2,788,922

Nuveen Investments	43

Portfolio of Investments (Unaudited)

Nuveen Multi-Manager Large-Cap Value Fund (continued)

December 31, 2010

Shares	Description (1)	Value

	Metals & Mining (continued)

400	Nucor Corporation	$17,528

300	Reliance Steel & Aluminum Company	15,330

400	Schnitzer Steel Industries, Inc.	26,556

300	Steel Dynamics Inc.	5,490

1,500	Walter Industries Inc.	191,760
	Total Metals & Mining	6,241,321
	Mortgage REIT – 0.2%

28,100	Annaly Capital Management Inc.	503,552

26,600	Chimera Investments Corporation	109,326
	Total Mortgage REIT	612,878
	Multiline Retail – 0.6%

5,400	J.C. Penney Company, Inc.	174,474

68,560	Macy’s, Inc.	1,734,568

200	Sears Holding Corporation, (2)	14,750
	Total Multiline Retail	1,923,792
	Multi-Utilities – 1.6%

2,300	Alliant Energy Corporation	84,571

46,780	Ameren Corporation	1,318,728

11,200	CenterPoint Energy, Inc.	176,064

7,900	CMS Energy Corporation	146,940

7,000	Consolidated Edison, Inc.	346,990

11,700	Dominion Resources, Inc.	499,824

4,500	DTE Energy Company	203,940

18,390	Integrys Energy Group, Inc.	892,099

2,600	MDU Resources Group Inc.	52,702

7,600	NiSource Inc.	133,912

1,900	NSTAR	80,161

2,100	OGE Energy Corp.	95,634

7,400	PG&E Corporation	354,016

6,900	Public Service Enterprise Group Incorporated	219,489

2,500	Scana Corporation	101,500

2,900	Sempra Energy	152,192

5,800	TECO Energy, Inc.	103,240

2,000	Vectren Corporation	50,760

2,000	Wisconsin Energy Corporation	117,720

10,400	Xcel Energy, Inc.	244,920
	Total Multi-Utilities	5,375,402
	Office Electronics – 0.1%

27,500	Xerox Corporation	316,800

400	Zebra Technologies Corporation, Class A, (2)	15,196
	Total Office Electronics	331,996
	Office REIT – 1.0%

900	Alexandria Real Estate Equities Inc.	65,934

19,030	Boston Properties, Inc.	1,638,483

3,900	Brandywine Realty Trust	45,435

44	Nuveen Investments

Shares	Description (1)	Value

	Office REIT (continued)

1,100	Commonwealth REIT	$28,061

200	Corporate Office Properties	6,990

24,560	Digital Realty Trust Inc.	1,265,822

2,600	Douglas Emmett Inc.	43,160

1,500	Duke Realty Corporation	18,690

500	Mack-Cali Realty Corporation	16,530

1,500	Piedmont Office Realty Trust	30,210

1,500	SL Green Realty Corporation	101,265
	Total Office REIT	3,260,580
	Oil, Gas & Consumable Fuels – 12.4%

4,100	Alpha Natural Resources Inc., (2)	246,123

2,600	Anadarko Petroleum Corporation	198,016

22,900	Apache Corporation	2,730,367

4,200	Arch Coal Inc.	147,252

1,600	Atlas Energy Inc, (2)	70,352

300	Cabot Oil & Gas Corporation	11,355

9,600	Chesapeake Energy Corporation	248,736

69,100	Chevron Corporation	6,305,375

700	Cobalt International Energy, Inc., (2)	8,547

500	Comstock Resources Inc., (2)	12,280

94,300	ConocoPhillips	6,421,830

100	CONSOL Energy Inc.	4,874

24,920	Continental Resources Inc., (2)	1,466,542

7,100	Denbury Resources Inc., (2)	135,539

26,560	Devon Energy Corporation	2,085,226

15,100	El Paso Corporation	207,776

3,600	Exxon Mobil Corporation	263,232

2,200	Forest Oil Corporation, (2)	83,534

2,400	Frontier Oil Corporation	43,224

100	Frontline Limited	2,537

30,840	Hess Corporation	2,360,494

500	Holly Corporation	20,385

87,800	Marathon Oil Corporation	3,251,234

5,800	Massey Energy Company	311,170

4,100	Murphy Oil Corporation	305,655

31,640	Newfield Exploration Company, (2)	2,281,560

3,100	Noble Energy, Inc.	266,848

78,203	Occidental Petroleum Corporation	7,671,713

5,600	Peabody Energy Corporation	358,288

100	Petrohawk Energy Corporation, (2)	1,825

1,900	Pioneer Natural Resources Company	164,958

800	Plains Exploration & Production Company, (2)	25,712

2,500	QEP Resources Inc., (2)	90,775

600	Quicksilver Resources Inc., (2)	8,844

24,260	Range Resources Corporation	1,091,215

Nuveen Investments	45

Portfolio of Investments (Unaudited)

Nuveen Multi-Manager Large-Cap Value Fund (continued)

December 31, 2010

Shares	Description (1)	Value

	Oil, Gas & Consumable Fuels (continued)

400	SandRidge Energy Inc., (2)	$2,928

700	SM Energy Company	41,251

2,700	Southern Union Company	64,989

10,900	Spectra Energy Corporation	272,391

3,600	Sunoco, Inc.	145,116

1,200	Teekay Shipping Corporation	39,696

115,810	Tesoro Corporation	2,147,117

13,800	Valero Energy Corporation	319,056

1,200	Whiting Petroleum Corporation, (2)	140,628

10,900	Williams Companies, Inc.	269,448
	Total Oil, Gas & Consumable Fuels	42,346,013
	Paper & Forest Products – 0.2%

8,280	Domtar Corporation	628,618

900	International Paper Company	24,516

1,900	MeadWestvaco Corporation	49,704
	Total Paper & Forest Products	702,838
	Personal Products – 0.0%

2,100	Alberto Culver Company	77,784
	Pharmaceuticals – 7.6%

1,200	Abbott Laboratories	57,492

86,631	Bristol-Myers Squibb Company	2,293,989

10,000	Eli Lilly and Company	350,400

2,600	Endo Pharmaceuticals Holdings Inc., (2)	92,846

1,500	Forest Laboratories, Inc., (2)	47,970

77,770	Johnson & Johnson	4,810,075

7,200	King Pharmaceuticals Inc., (2)	101,160

146,389	Merck & Company Inc.	5,275,860

377,500	Pfizer Inc.	6,610,024

112,400	Sanofi-Aventis, ADR	3,622,652

53,530	Watson Pharmaceuticals Inc., (2)	2,764,825
	Total Pharmaceuticals	26,027,293
	Professional Services – 0.1%

2,000	Equifax Inc.	71,200

1,200	Manpower Inc.	75,312

200	Towers Watson & Company, Class A Shares	10,412
	Total Professional Services	156,924
	Real Estate Management & Development – 0.0%

100	Howard Hughes Corporation	5,442

2,400	Forest City Enterprises, Inc., (2)	40,056
	Total Real Estate Management & Development	45,498
	Residential REIT – 1.2%

68,690	Apartment Investment & Management Company, Class A	1,774,950

1,500	AvalonBay Communities, Inc.	168,825

1,200	BRE Properties, Inc.	52,200

34,830	Camden Property Trust	1,880,123

46	Nuveen Investments

Shares	Description (1)	Value

	Residential REIT (continued)

4,500	Equity Residential	$233,775

400	Essex Property Trust Inc.	45,688

3,300	UDR Inc.	77,616
	Total Residential REIT	4,233,177
	Retail REIT – 0.3%

3,900	Developers Diversified Realty Corporation	54,951

700	Federal Realty Investment Trust	54,551

6,400	General Growth Properties Inc.	99,072

8,100	Kimco Realty Corporation	146,124

2,600	Macerich Company	123,162

2,000	Realty Income Corporation	68,400

1,600	Regency Centers Corporation	67,584

2,700	Simon Property Group, Inc.	268,623

1,300	Taubman Centers Inc.	65,624

2,500	Weingarten Realty Trust	59,400
	Total Retail REIT	1,007,491
	Road & Rail – 1.3%

1,000	Con-Way, Inc.	36,570

7,400	CSX Corporation	478,114

3,900	Hertz Global Holdings Inc., (2)	56,511

1,500	Kansas City Southern Industries, (2)	71,790

25,410	Norfolk Southern Corporation	1,596,256

400	Ryder System, Inc.	21,056

23,390	Union Pacific Corporation	2,167,317
	Total Road & Rail	4,427,614
	Semiconductors & Equipment – 2.5%

5,300	Advanced Micro Devices, Inc., (2)	43,354

9,600	Atmel Corporation, (2)	118,272

3,600	Fairchild Semiconductor International Inc., Class A, (2)	56,196

140,160	Intel Corporation	2,947,565

1,200	International Rectifier Corporation, (2)	35,628

300	Intersil Holding Corporation, Class A	4,581

35,120	KLA-Tencor Corporation	1,357,037

500	LSI Logic Corporation, (2)	2,995

30,970	Marvell Technology Group Ltd., (2)	574,494

25,500	Micron Technology, Inc., (2)	204,510

600	National Semiconductor Corporation	8,256

2,400	Novellus Systems, Inc., (2)	77,568

400	SunPower Corporation, (2)	5,132

90,350	Texas Instruments Incorporated	2,936,375
	Total Semiconductors & Equipment	8,371,963
	Software – 2.0%

600	Activision Blizzard Inc.	7,464

400	CA Inc.	9,776

2,800	Compuware Corporation, (2)	32,676

Nuveen Investments	47

Portfolio of Investments (Unaudited)

Nuveen Multi-Manager Large-Cap Value Fund (continued)

December 31, 2010

Shares	Description (1)	Value

	Software (continued)

240,680	Microsoft Corporation	$6,719,785

6,800	Novell Inc., (2)	40,256

300	Symantec Corporation, (2)	5,022

2,200	Synopsys Inc., (2)	59,202
	Total Software	6,874,181
	Specialized REIT – 0.6%

5,800	Health Care Property Investors Inc.	213,382

3,000	Health Care REIT, Inc.	142,920

2,800	Hospitality Properties Trust	64,512

10,200	Host Hotels & Resorts Inc.	182,274

2,400	Nationwide Health Properties, Inc.	87,312

200	Plum Creek Timber Company	7,490

900	Public Storage, Inc.	91,278

17,990	Rayonier Inc.	944,835

2,800	Senior Housing Properties Trust	61,432

2,200	Ventas Inc.	115,456

13,200	Weyerhaeuser Company	249,876
	Total Specialized REIT	2,160,767
	Specialty Retail – 1.5%

900	Aaron Rents Inc.	18,351

2,600	Abercrombie & Fitch Co., Class A	149,838

6,700	American Eagle Outfitters, Inc.	98,021

1,300	AutoNation Inc., (2)	36,660

4,300	Foot Locker, Inc.	84,366

1,800	GameStop Corporation, (2)	41,184

1,400	Gap, Inc.	30,996

128,400	Lowe’s Companies, Inc.	3,220,272

800	Office Depot, Inc., (2)	4,320

1,400	RadioShack Corporation	25,886

1,400	Signet Jewelers Limited, (2)	60,760

35,550	Williams-Sonoma Inc.	1,268,780
	Total Specialty Retail	5,039,434
	Thrifts & Mortgage Finance – 0.1%

300	Capitol Federal Financial Inc.	3,573

1,300	First Niagara Financial Group Inc.	18,174

3,900	Hudson City Bancorp, Inc.	49,686

8,600	New York Community Bancorp Inc.	162,110

1,600	People’s United Financial, Inc.	22,416

200	TFS Financial Corporation	1,804

1,400	Washington Federal Inc.	23,688
	Total Thrifts & Mortgage Finance	281,451
	Tobacco – 0.6%

24,400	Altria Group, Inc.	600,728

1,400	Lorillard Inc.	114,884

20,393	Philip Morris International	1,193,602

48	Nuveen Investments

Shares	Description (1)			Value

	Tobacco (continued)

7,100	Reynolds American Inc.			$231,602
	Total Tobacco			2,140,816
	Trading Companies & Distributors – 0.0%

700	GATX Corporation			24,696

800	WESCO International Inc., (2)			42,240
	Total Trading Companies & Distributors			66,936
	Water Utilities – 0.0%

3,800	American Water Works Company			96,102

2,200	Aqua America Inc.			49,456
	Total Water Utilities			145,558
	Wireless Telecommunication Services – 1.3%

4,300	Clearwire Corporation, (2)			22,145

1,000	Leap Wireless International, Inc., (2)			12,260

1,900	NII Holdings Inc., Class B, (2)			84,854

41,000	Sprint Nextel Corporation, (2)			173,430

1,500	Telephone and Data Systems Inc.			54,825

300	United States Cellular Corporation, (2)			14,982

148,850	Vodafone Group PLC, Sponsored ADR			3,934,106
	Total Wireless Telecommunication Services			4,296,602
	Total Common Stocks (cost $273,416,518)			335,010,904

Shares	Description (1)			Value
	INVESTMENT COMPANIES – 0.8%

40,000	I-Shares Russell 1000 Value Index Fund			$2,594,800
	Total Investment Companies (cost $2,244,000)			2,594,800

Principal Amount (000)	Description (1)	Coupon	Maturity	Value
	SHORT-TERM INVESTMENTS – 1.1%

$3,925	Repurchase Agreement with Fixed Income Clearing Corporation, dated 12/31/10, repurchase price $3,924,675, collateralized by $3,990,000 U.S. Treasury Notes, 2.125%, due 12/31/15, value $4,004,963	0.040%	1/03/11	$3,924,662
	Total Short-Term Investments (cost $3,924,662)			3,924,662
	Total Investments (cost $279,585,180) – 99.9%			341,530,366
	Other Assets Less Liabilities – 0.1%			261,281
	Net Assets – 100%			$341,791,647

For Fund portfolio compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications into sectors for reporting ease.

(1)	All percentages shown in the Portfolio of Investments are based on net assets.

(2)	Non-income producing; issuer has not declared a dividend within the past twelve months.

ADR	American Depositary Receipt.

See accompanying notes to financial statements.

Nuveen Investments	49

Portfolio of Investments (Unaudited)

Nuveen NWQ Multi-Cap Value Fund

December 31, 2010

Shares	Description (1)	Value

	COMMON STOCKS – 98.8%

	Aerospace & Defense – 2.3%

110,000	Lockheed Martin Corporation	$7,690,100
	Automobiles – 1.6%

145,000	General Motors Company, (2)	5,344,700
	Biotechnology – 3.4%

211,500	Amgen Inc., (2)	11,611,350
	Capital Markets – 1.1%

953,600	FBR Capital Markets Corporation, (2)	3,642,752
	Commercial Banks – 1.8%

430,000	Privatebancorp, Inc.	6,183,400
	Commercial Services & Supplies – 1.7%

245,000	Pitney Bowes Inc.	5,924,100
	Communications Equipment – 6.5%

2,408,000	Motorola, Inc., (2)	21,840,560
	Diversified Financial Services – 4.9%

1,884,000	Citigroup Inc., (2)	8,911,320

180,000	JPMorgan Chase & Co	7,635,600
	Total Diversified Financial Services	16,546,920
	Independent Power Producers & Energy Traders – 1.4%

241,000	NRG Energy Inc., (2)	4,709,140
	Insurance – 17.5%

187,000	Aon Corporation	8,603,870

698,100	Genworth Financial Inc., Class A, (2)	9,173,034

374,000	Hartford Financial Services Group, Inc.	9,907,260

264,000	Loews Corporation	10,272,240

221,287	Reinsurance Group of America Inc.	11,885,325

372,800	Unum Group	9,029,216
	Total Insurance	58,870,945
	IT Services – 1.8%

460,000	Convergys Corporation, (2)	6,058,200
	Machinery – 4.2%

145,000	Ingersoll Rand Company Limited, Class A	6,828,050

75,000	Timken Company	3,579,750

135,000	Trinity Industries Inc.	3,592,350
	Total Machinery	14,000,150
	Media – 6.5%

752,000	Interpublic Group Companies, Inc., (2)	7,986,240

352,097	Viacom Inc., Class B	13,946,562
	Total Media	21,932,802
	Metals & Mining – 9.5%

232,199	AngloGold Ashanti Limited, Sponsored ADR	11,431,157

449,000	Aurizon Mines Ltd., (2)	3,286,680

262,000	Barrick Gold Corporation	13,933,160

1,038,700	Northgate Minerals Corporation, (2)	3,323,840
	Total Metals & Mining	31,974,837

50	Nuveen Investments

Shares	Description (1)			Value

	Mortgage REIT – 2.4%

550,000	Redwood Trust Inc.			$8,211,500
	Oil, Gas & Consumable Fuels – 12.3%

118,500	Apache Corporation			14,128,755

300,000	Denbury Resources Inc., (2)			5,727,000

70,000	Hess Corporation			5,357,800

53,000	Noble Energy, Inc.			4,562,240

305,000	Petrohawk Energy Corporation, (2)			5,566,250

280,000	Talisman Energy Inc.			6,213,200
	Total Oil, Gas & Consumable Fuels			41,555,245
	Pharmaceuticals – 11.0%

137,000	Merck & Company Inc.			4,937,480

834,200	Pfizer Inc.			14,606,842

352,000	Sanofi-Aventis, ADR			11,344,960

218,500	Valeant Pharmaceuticals International			6,181,365
	Total Pharmaceuticals			37,070,647
	Semiconductors & Equipment – 1.1%

1,200,044	Mattson Technology, Inc., (2)			3,600,132
	Software – 6.8%

940,077	CA Inc.			22,975,482
	Tobacco – 1.0%

55,000	Philip Morris International			3,219,150
	Total Common Stocks (cost $280,736,301)			332,962,112

Principal Amount (000)	Description (1)	Coupon	Maturity	Value
	SHORT-TERM INVESTMENTS – 1.1%

$3,545	Repurchase Agreement with Fixed Income Clearing Corporation, dated 12/31/10, repurchase price $3,545,096, collateralized by $3,635,000 U.S. Treasury Notes, 2.375%, due 7/31/17, value $3,616,825	0.040%	1/03/11	$3,545,084
	Total Short-Term Investments (cost $3,545,084)			3,545,084
	Total Investments (cost $284,281,385) – 99.9%			336,507,196
	Other Assets Less Liabilities – 0.1%			405,550
	Net Assets – 100%			$336,912,746

For Fund portfolio compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications into sectors for reporting ease.

(1)	All percentages shown in the Portfolio of Investments are based on net assets.

(2)	Non-income producing; issuer has not declared a dividend within the past twelve months.

ADR	American Depositary Receipt.

See accompanying notes to financial statements.

Nuveen Investments	51

Portfolio of Investments (Unaudited)

Nuveen NWQ Large-Cap Value Fund

December 31, 2010

Shares	Description (1)	Value

	COMMON STOCKS – 96.7%

	Aerospace & Defense – 3.0%

100,000	Lockheed Martin Corporation	$6,991,000

57,700	Raytheon Company	2,673,818
	Total Aerospace & Defense	9,664,818
	Automobiles – 1.5%

132,400	General Motors Company, (2)	4,880,264
	Biotechnology – 3.7%

218,700	Amgen Inc., (2)	12,006,630
	Capital Markets – 1.0%

19,500	Goldman Sachs Group, Inc.	3,279,120
	Commercial Banks – 1.7%

175,400	Wells Fargo & Company	5,435,646
	Commercial Services & Supplies – 1.6%

212,800	Pitney Bowes Inc.	5,145,504
	Communications Equipment – 6.3%

2,250,000	Motorola, Inc., (2)	20,407,500
	Diversified Financial Services – 4.7%

1,949,300	Citigroup Inc., (2)	9,220,189

135,000	JPMorgan Chase & Co	5,726,700
	Total Diversified Financial Services	14,946,889
	Energy Equipment & Services – 1.0%

75,600	Halliburton Company	3,086,748
	Food & Staples Retailing – 2.4%

110,000	CVS Caremark Corporation	3,824,700

175,000	Kroger Co.	3,913,000
	Total Food & Staples Retailing	7,737,700
	Household Products – 1.1%

55,000	Kimberly-Clark Corporation	3,467,200
	Independent Power Producers & Energy Traders – 1.0%

164,000	NRG Energy Inc., (2)	3,204,560
	Insurance – 16.9%

165,000	Aon Corporation	7,591,650

644,200	Genworth Financial Inc., Class A, (2)	8,464,788

310,000	Hartford Financial Services Group, Inc.	8,211,900

165,000	Lincoln National Corporation	4,588,650

226,441	Loews Corporation	8,810,819

200,000	MetLife, Inc.	8,888,000

321,800	Unum Group	7,793,996
	Total Insurance	54,349,803
	Machinery – 2.0%

134,000	Ingersoll Rand Company Limited, Class A	6,310,060
	Media – 6.1%

196,100	Time Warner Inc.	6,308,537

340,000	Viacom Inc., Class B	13,467,400
	Total Media	19,775,937

52	Nuveen Investments

Shares	Description (1)			Value

	Metals & Mining – 8.0%

228,801	AngloGold Ashanti Limited, Sponsored ADR			$11,263,873

270,000	Barrick Gold Corporation			14,358,600
	Total Metals & Mining			25,622,473
	Oil, Gas & Consumable Fuels – 15.2%

120,000	Apache Corporation			14,307,600

200,000	Canadian Natural Resources Limited			8,884,000

81,000	Hess Corporation			6,199,740

70,000	Noble Energy, Inc.			6,025,600

74,975	Occidental Petroleum Corporation			7,355,048

275,000	Talisman Energy Inc.			6,102,250
	Total Oil, Gas & Consumable Fuels			48,874,238
	Pharmaceuticals – 8.9%

127,000	Merck & Company Inc.			4,577,080

768,900	Pfizer Inc.			13,463,439

326,000	Sanofi-Aventis, ADR			10,506,980
	Total Pharmaceuticals			28,547,499
	Software – 9.1%

1,000,000	CA Inc.			24,440,000

170,000	Microsoft Corporation			4,746,400
	Total Software			29,186,400
	Tobacco – 1.5%

85,000	Philip Morris International			4,975,050
	Total Common Stocks (cost $269,906,752)			310,904,039

Principal Amount (000)	Description (1)	Coupon	Maturity	Value
	SHORT-TERM INVESTMENTS – 2.9%

$9,465	Repurchase Agreement with State Street Bank, dated 12/31/10, repurchase price $9,464,786, collateralized by $9,310,000 U.S. Treasury Notes, 2.500%, due 4/30/15, value $9,659,125	0.040%	1/03/11	$9,464,754
	Total Short-Term Investments (cost $9,464,754)			9,464,754
	Total Investments (cost $279,371,506) – 99.6%			320,368,793
	Other Assets Less Liabilities – 0.4%			1,271,635
	Net Assets – 100%			$321,640,428

For Fund portfolio compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications into sectors for reporting ease.

(1)	All percentages shown in the Portfolio of Investments are based on net assets.

(2)	Non-income producing; issuer has not declared a dividend within the past twelve months.

ADR	American Depositary Receipt.

See accompanying notes to financial statements.

Nuveen Investments	53

Portfolio of Investments (Unaudited)

Nuveen NWQ Small/Mid-Cap Value Fund

December 31, 2010

Shares	Description (1)	Value

	COMMON STOCKS – 93.6%

	Aerospace & Defense – 1.4%

13,950	Orbital Sciences Corporation	$238,964
	Building Products – 4.0%

52,700	Griffon Corporation, (2)	671,398
	Chemicals – 1.3%

5,900	Intrepid Potash Inc., (2)	220,011
	Commercial Banks – 4.0%

15,000	Texas Capital BancShares, Inc., (2)	319,050

46,550	Western Alliance Bancorporation, (2)	342,608
	Total Commercial Banks	661,658
	Communications Equipment – 2.9%

90,250	Brocade Communications Systems Inc., (2)	477,423
	Containers & Packaging – 2.9%

5,750	Packaging Corp. of America	148,580

15,700	Temple-Inland Inc.	333,468
	Total Containers & Packaging	482,048
	Electrical Equipment – 5.1%

10,950	Belden Inc.	403,179

22,250	GrafTech International Ltd., (2)	441,440
	Total Electrical Equipment	844,619
	Electronic Equipment & Instruments – 8.9%

15,300	Arrow Electronics, Inc., (2)	524,025

15,000	Avnet Inc., (2)	495,450

10,300	Coherent Inc., (2)	464,942
	Total Electronic Equipment & Instruments	1,484,417
	Energy Equipment & Services – 1.9%

13,100	Acergy S.A., ADR	318,854
	Food Products – 4.8%

9,500	Hormel Foods Corporation	486,970

6,183	Treehouse Foods Inc., (2)	315,889
	Total Food Products	802,859
	Hotels, Restaurants & Leisure – 4.3%

21,600	Bob Evans Farms	711,936
	Insurance – 9.3%

5,450	Allied World Assurance Holdings	323,948

4,350	Assurant Inc.	167,562

4,700	Hanover Insurance Group Inc.	219,584

6,050	Reinsurance Group of America Inc.	324,946

7,800	StanCorp Financial Group Inc.	352,092

4,750	Willis Group Holdings PLC	164,493
	Total Insurance	1,552,625
	Machinery – 8.7%

10,600	CIRCOR International Inc.	448,168

4,500	Gardner Denver, Inc.	309,690

12,800	Harsco Corporation	362,496

54	Nuveen Investments

Shares	Description (1)			Value

	Machinery (continued)

2,050	Middleby Corporation, (2)			$173,061

3,350	Timken Company			159,896
	Total Machinery			1,453,311
	Metals & Mining – 10.1%

36,500	Aurizon Mines Ltd., (2)			267,180

23,100	Globe Specialty Metals Inc., (2)			394,779

131,500	Northgate Minerals Corporation, (2)			420,800

6,600	Reliance Steel & Aluminum Company			337,260

4,750	Royal Gold, Inc.			259,493
	Total Metals & Mining			1,679,512
	Oil, Gas & Consumable Fuels – 5.4%

21,000	Denbury Resources Inc., (2)			400,890

20,300	Petroquest Energy Inc., (2)			152,859

5,800	SM Energy Company			341,794
	Total Oil, Gas & Consumable Fuels			895,543
	Paper & Forest Products – 1.2%

24,300	Wausau Paper Corp., (2)			209,223
	Personal Products – 4.4%

31,900	Elizabeth Arden, Inc., (2)			734,019
	Pharmaceuticals – 2.6%

15,400	Valeant Pharmaceuticals International			435,666
	Real Estate Management & Development – 2.3%

20,200	Forestar Real Estate Group Inc., (2)			389,860
	Semiconductors & Equipment – 3.2%

37,500	Teradyne Inc., (2)			526,500
	Thrifts & Mortgage Finance – 3.4%

21,650	Northwest Bancshares Inc.			254,604

22,750	People’s United Financial, Inc.			318,728
	Total Thrifts & Mortgage Finance			573,332
	Trading Companies & Distributors – 1.5%

4,650	WESCO International Inc., (2)			245,517
	Total Common Stocks (cost $11,402,709)			15,609,295

Principal Amount (000)	Description (1)	Coupon	Maturity	Value
	SHORT-TERM INVESTMENTS – 5.4%

$892	Repurchase Agreement with State Street Bank, dated 12/31/10, repurchase price $891,505, collateralized by $905,000 U.S. Treasury Notes, 1.000%, due 4/30/12, value $913,326	0.040%	1/03/11	$891,502
	Total Short-Term Investments (cost $891,502)			891,502
	Total Investments (cost $12,294,211) – 99.0%			16,500,797
	Other Assets Less Liabilities – 1.0%			159,371
	Net Assets – 100%			$16,660,168

For Fund portfolio compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications into sectors for reporting ease.

(1)	All percentages shown in the Portfolio of Investments are based on net assets.

(2)	Non-income producing; issuer has not declared a dividend within the past twelve months.

ADR	American Depositary Receipt.

See accompanying notes to financial statements.

Nuveen Investments	55

Portfolio of Investments (Unaudited)

Nuveen NWQ Small-Cap Value Fund

December 31, 2010

Shares	Description (1)	Value

	COMMON STOCKS – 97.3%

	Aerospace & Defense – 0.9%

66,550	Orbital Sciences Corporation	$1,140,002
	Apparel, Accesories & Luxury Goods – 1.0%

55,600	True Religion Apparel, Inc., (2)	1,237,656
	Building Products – 4.1%

392,550	Griffon Corporation, (2)	5,001,086
	Commercial Banks – 6.9%

88,450	PacWest Bancorp.	1,891,061

119,400	Privatebancorp, Inc.	1,716,972

111,650	Texas Capital BancShares, Inc., (2)	2,374,796

338,450	Western Alliance Bancorporation, (2)	2,490,992
	Total Commercial Banks	8,473,821
	Communications Equipment – 3.0%

698,650	Brocade Communications Systems Inc., (2)	3,695,859
	Construction & Engineering – 1.6%

168,850	Orion Marine Group Inc., (2)	1,958,660
	Containers & Packaging – 3.0%

46,600	Packaging Corp. of America	1,204,144

116,150	Temple-Inland Inc.	2,467,026
	Total Containers & Packaging	3,671,170
	Electrical Equipment – 2.4%

80,550	Belden Inc.	2,965,851
	Electronic Equipment & Instruments – 2.9%

78,750	Coherent Inc., (2)	3,554,775
	Energy Equipment & Services – 2.0%

100,550	Acergy S.A., ADR	2,447,387
	Food Products – 4.2%

659,050	Smart Balance Inc., (2)	2,853,687

45,350	Treehouse Foods Inc., (2)	2,316,932
	Total Food Products	5,170,619
	Hotels, Restaurants & Leisure – 7.2%

160,100	Bob Evans Farms	5,276,895

206,950	California Pizza Kitchen, Inc., (2)	3,576,096
	Total Hotels, Restaurants & Leisure	8,852,991
	Household Durables – 1.5%

123,615	Hooker Furniture Corporation	1,746,680
	Insurance – 6.0%

94,700	Aspen Insurance Holdings Limited	2,710,314

35,000	Hanover Insurance Group Inc.	1,635,200

66,400	StanCorp Financial Group Inc.	2,997,296
	Total Insurance	7,342,810
	IT Services – 1.9%

179,450	Convergys Corporation, (2)	2,363,357
	Machinery – 8.9%

194,700	Albany International Corporation, Class A	4,612,442

56	Nuveen Investments

Shares	Description (1)			Value

	Machinery (continued)

85,050	CIRCOR International Inc.			$3,595,914

14,250	Middleby Corporation, (2)			1,202,985

24,850	WABCO Holdings Inc., (2)			1,514,111
	Total Machinery			10,925,452
	Metals & Mining – 11.6%

335,900	Aurizon Mines Ltd., (2)			2,458,788

133,850	Globe Specialty Metals Inc., (2)			2,287,497

57,700	Horsehead Holding Corp., (2)			752,408

988,850	Northgate Minerals Corporation, (2)			3,164,320

27,550	Royal Gold, Inc.			1,505,057

271,950	Thompson Creek Metals Company Inc., (2)			4,003,104
	Total Metals & Mining			14,171,174
	Oil, Gas & Consumable Fuels – 6.8%

127,500	Carrizo Oil & Gas, Inc., (2)			4,397,475

187,700	Petroquest Energy Inc., (2)			1,413,381

42,300	SM Energy Company			2,492,739
	Total Oil, Gas & Consumable Fuels			8,303,595
	Paper & Forest Products – 2.8%

91,803	Buckeye Technologies Inc., (2)			1,928,781

166,154	Wausau Paper Corp., (2)			1,430,586
	Total Paper & Forest Products			3,359,367
	Personal Products – 3.9%

206,650	Elizabeth Arden, Inc., (2)			4,755,016
	Real Estate Management & Development – 2.6%

163,085	Forestar Real Estate Group Inc., (2)			3,147,541
	Road & Rail – 2.9%

167,300	Marten Transport, Ltd., (2)			3,576,874
	Semiconductors & Equipment – 6.9%

448,000	Entegris Inc., (2)			3,346,560

177,800	Standard Microsystems Corporation, (2)			5,125,973
	Total Semiconductors & Equipment			8,472,533
	Specialty Retail – 0.7%

325,591	Golfsmith International Holdings Inc., (2)			787,930
	Thrifts & Mortgage Finance – 1.6%

162,700	Northwest Bancshares Inc.			1,913,352
	Total Common Stocks (cost $95,533,356)			119,035,558

Principal Amount (000)	Description (1)	Coupon	Maturity	Value
	SHORT-TERM INVESTMENTS – 3.0%

$3,730	Repurchase Agreement with Fixed Income Clearing Corporation, dated 12/31/10, repurchase price $3,729,784, collateralized by $3,970,000 U.S. Treasury Notes, 1.875%, due 8/31/17, value $3,806,238	0.040%	1/03/11	$3,729,772
	Total Short-Term Investments (cost $3,729,772)			3,729,772
	Total Investments (cost $99,263,128) – 100.3%			122,765,330
	Other Assets Less Liabilities – (0.3)%			(321,134)
	Net Assets – 100%			$122,444,196

Nuveen Investments	57

Portfolio of Investments (Unaudited)

Nuveen NWQ Small-Cap Value Fund (continued)

December 31, 2010

For Fund portfolio compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications into sectors for reporting ease.

(1)	All percentages shown in the Portfolio of Investments are based on net assets.

(2)	Non-income producing; issuer has not declared a dividend within the past twelve months.

ADR	American Depositary Receipt.

See accompanying notes to financial statements.

58	Nuveen Investments

Portfolio of Investments (Unaudited)

Nuveen Tradewinds Value Opportunities Fund

December 31, 2010

Shares	Description (1)	Value

	COMMON STOCKS – 77.2%

	Aerospace & Defense – 2.5%

975,000	Lockheed Martin Corporation	$68,162,250
	Airlines – 0.4%

720,000	Skywest Inc.	11,246,400
	Commercial Banks – 0.9%

3,750,000	Sumitomo Trust & Banking Company, ADR, (2)	23,775,000
	Computers & Peripherals – 0.4%

360,000	Western Digital Corporation, (3)	12,204,000
	Construction & Engineering – 0.9%

728,000	Shaw Group Inc., (3)	24,919,440
	Diversified Telecommunication Services – 4.6%

650,000	KT Corporation, Sponsored ADR	13,520,000

2,929,006	Nippon Telegraph and Telephone Corporation, ADR	67,191,398

1,052,000	Telus Corporation	45,825,120
	Total Diversified Telecommunication Services	126,536,518
	Electric Utilities – 4.5%

2,590,000	Centrais Electricas Brasileiras S.A., PFD B ADR	43,149,400

4,753,584	Electricite de France S.A., ADR, (2)	39,454,747

3,085,000	Korea Electric Power Corporation, Sponsored ADR	41,678,350
	Total Electric Utilities	124,282,497
	Electronic Equipment & Instruments – 2.2%

1,820,000	Ingram Micro, Inc., Class A, (3)	34,743,800

618,000	Tech Data Corporation, (3)	27,204,360
	Total Electronic Equipment & Instruments	61,948,160
	Food & Staples Retailing – 5.5%

3,487,000	Kroger Co.	77,969,320

1,365,000	Wal-Mart Stores, Inc.	73,614,450
	Total Food & Staples Retailing	151,583,770
	Food Products – 2.9%

548,832	Cresud S.A., ADR	10,416,831

1,350,000	Smithfield Foods, Inc., (3)	27,850,500

2,395,000	Tyson Foods, Inc., Class A	41,241,900
	Total Food Products	79,509,231
	Health Care Equipment & Supplies – 0.6%

327,000	Zimmer Holdings, Inc., (3)	17,553,360
	Health Care Providers & Services – 3.6%

2,580,000	Aetna Inc.	78,715,800

770,000	Omnicare, Inc.	19,550,300
	Total Health Care Providers & Services	98,266,100
	Household Durables – 0.5%

1,345,000	Sekisui House, Ltd., Sponsored ADR, (2)	13,624,850
	Insurance – 2.4%

655,000	CNA Financial Corporation, (3)	17,717,750

1,825,000	Marsh & McLennan Companies, Inc.	49,895,500
	Total Insurance	67,613,250

Nuveen Investments	59

Portfolio of Investments (Unaudited)

Nuveen Tradewinds Value Opportunities Fund (continued)

December 31, 2010

Shares	Description (1)	Value

	Internet Software & Services – 0.7%

715,000	eBay Inc., (3)	$19,898,450
	Machinery – 1.0%

549,693	AGCO Corporation, (3)	27,847,447
	Metals & Mining – 17.0%

1,840,900	Barrick Gold Corporation	97,899,062

55,795	Crystallex International Corporation, (3)	17,492

3,034,003	Geovic Mining Corporation, (3)	2,142,006

1,990,531	Gold Fields Limited, Sponsored ADR	36,088,327

4,220,000	Kinross Gold Corporation	80,011,200

1,540,000	Newcrest Mining Limited, Sponsored ADR, (2)	64,141,000

1,470,000	Newmont Mining Corporation	90,302,100

1,643,000	NovaGold Resources Inc., (3)	23,445,610

2,099,000	Polyus Gold Company, ADR, (2)	76,088,750
	Total Metals & Mining	470,135,547
	Multi-Utilities – 2.1%

2,079,000	Ameren Corporation	58,607,010
	Oil, Gas & Consumable Fuels – 15.1%

1,584,000	Arch Coal Inc.	55,535,040

1,992,000	Cameco Corporation	80,436,960

2,920,000	Chesapeake Energy Corporation	75,657,200

591,000	ConocoPhillips	40,247,100

794,000	Nexen Inc.	18,182,600

408,000	Petrobras Energia S.A., ADR	10,763,040

615,000	Range Resources Corporation	27,662,700

1,160,000	StatoilHydro ASA, ADR	27,573,200

700,000	Suncor Energy, Inc.	26,803,000

2,920,955	Tesoro Corporation	54,154,506
	Total Oil, Gas & Consumable Fuels	417,015,346
	Paper & Forest Products – 0.4%

135,000	Domtar Corporation	10,249,200
	Pharmaceuticals – 4.9%

1,525,000	Eli Lilly and Company	53,436,000

506,000	Forest Laboratories, Inc., (3)	16,181,880

3,731,000	Pfizer Inc.	65,329,810
	Total Pharmaceuticals	134,947,690
	Road & Rail – 0.7%

199,100	Union Pacific Corporation	18,448,606
	Software – 1.3%

1,275,000	Microsoft Corporation	35,598,000
	Specialty Retail – 0.9%

742,600	Best Buy Co., Inc.	25,463,754
	Wireless Telecommunication Services – 1.2%

261,200	TIM Participacoes S.A., ADR	8,917,368

1,456,000	Turkcell Iletisim Hizmetleri A.S., ADR	24,941,280
	Total Wireless Telecommunication Services	33,858,648
	Total Common Stocks (cost $1,711,243,507)	2,133,294,524

60	Nuveen Investments

Shares	Description (1)	Coupon		Ratings (4)	Value
	CONVERTIBLE PREFERRED SECURITIES – 2.5%

	Communications Equipment – 1.8%

54,500	Lucent Technologies Capital Trust I	7.750%		B3	$48,287,000

	Road & Rail – 0.7%

12,362	Kansas City Southern Industries Inc.	5.125%		B–	19,782,291
	Total Convertible Preferred Securities (cost $43,259,236)				68,069,291

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (4)	Value
	CONVERTIBLE BONDS – 5.3%

	Biotechnology – 2.4%

$53,352	Amgen Inc.	0.125%	2/01/11	A+	$53,552,070

13,300	Cubist Pharmaceuticals Inc.	2.500%	11/01/17	N/A	12,984,125
66,652	Total Biotechnology				66,536,195

	Communications Equipment – 0.9%

27,809	Lucent Technologies Inc., Series B	2.875%	6/15/25	B1	26,383,789

	Health Care Providers & Services – 0.5%

15,116	Omnicare, Inc.	3.250%	12/15/35	B+	13,944,510

	Metals & Mining – 0.1%

3,018	Gold Reserve, Inc.	5.500%	6/15/22	N/A	2,123,918

	Oil, Gas & Consumable Fuels – 1.4%

15,120	Goodrich Petroleum Corporation	3.250%	12/01/26	N/A	15,082,200

6,853	Goodrich Petroleum Corporation	5.000%	10/01/29	N/A	6,707,374

19,159	USEC Inc.	3.000%	10/01/14	Caa2	17,338,894

41,132	Total Oil, Gas & Consumable Fuels				39,128,468
$153,727	Total Convertible Bonds (cost $140,833,801)				148,116,880

Principal Amount (000)	Description (1)	Coupon	Maturity		Value
	SHORT-TERM INVESTMENTS – 14.6%

$402,617	Repurchase Agreement with Fixed Income Clearing Corporation, dated 12/31/10, repurchase price $402,618,412, collateralized by: $100,000,000 U.S. Treasury Notes, 3.250%, due 3/31/17, value $105,250,000 and $197,570,000 U.S. Treasury Notes, 2.375%, due 7/31/17, value $196,582,150 and $4,080,000 U.S. Treasury Notes, 1.875%, due 8/31/17, value $3,911,700 and $104,535,000 U.S. Treasury Notes, 2.125%, due 12/31/15, value $104,927,006	0.040%	1/03/11		$402,617,070
	Total Short-Term Investments (cost $402,617,070)				402,617,070
	Total Investments (cost $2,297,953,614) – 99.6%				2,752,097,765
	Other Assets Less Liabilities – 0.4%				11,577,655
	Net Assets – 100%				$2,763,675,420

For Fund portfolio compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications into sectors for reporting ease.

(1)	All percentages shown in the Portfolio of Investments are based on net assets.

(2)	For fair value measurement disclosure purposes, Common Stock categorized as Level 2. See Notes to Financial Statements, Footnote 1 – General Information and Significant Accounting Policies, Investment Valuation for more information.

(3)	Non-income producing; issuer has not declared a dividend within the past twelve months.

(4)	Ratings: Using the highest of Standard & Poor’s Group (“Standard & Poor’s”), Moody’s Investor Service, Inc. (“Moody’s”) or Fitch, Inc. (“Fitch”) rating. Ratings below BBB by Standard & Poor’s, Baa by Moody’s or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies.

N/A	Not available.

ADR	American Depositary Receipt.

See accompanying notes to financial statements.

Nuveen Investments	61

Statement of Assets and Liabilities (Unaudited)

December 31, 2010

	Multi-Manager Large-Cap Value	Multi-Cap Value	Large-Cap Value	Small/Mid- Cap Value	Small-Cap Value	Value Opportunities
Assets
Investments, at value (cost $275,660,518, $280,736,301, $269,906,752, $11,402,709, $95,533,356 and $1,895,336,544, respectively)	$337,605,704	$332,962,112	$310,904,039	$15,609,295	$119,035,558	$2,349,480,695
Short-term investments (at cost, which approximates value)	3,924,662	3,545,084	9,464,754	891,502	3,729,772	402,617,070
Cash denominated in foreign currencies (cost $0, $30,989, $29,386, $0, $0 and $0, respectively)	—	30,989	29,386	—	—	—
Receivables:
Dividends	510,763	251,244	250,599	2,645	33,936	2,144,213
Interest	—	—	—	—	—	424,243
Investments sold	18,302,965	765,942	—	—	—	—
Reclaims	27,767	—	—	—	—	—
Shares sold	589,169	527,095	2,091,470	192,776	469,184	29,253,709
Other assets	113,960	45,142	201	11	66	52,202
Total assets	361,074,990	338,127,608	322,740,449	16,696,229	123,268,516	2,783,972,132
Liabilities
Payables:
Dividends	—	—	—	—	—	9,137
Investments purchased	17,991,313	—	—	—	539,706	14,322,977
Shares redeemed	720,443	453,359	692,734	—	102,543	2,573,798
Accrued expenses:
Management fees	240,154	226,531	241,049	6,730	95,631	1,711,733
12b-1 distribution and service fees	78,225	92,908	9,109	1,595	5,541	482,250
Other	253,208	442,064	157,129	27,736	80,899	1,196,817
Total liabilities	19,283,343	1,214,862	1,100,021	36,061	824,320	20,296,712
Net assets	$341,791,647	$336,912,746	$321,640,428	$16,660,168	$122,444,196	$2,763,675,420
Class A Shares
Net assets	$293,734,125	$65,461,861	$18,323,088	$4,402,211	$7,336,807	$1,070,695,644
Shares outstanding	15,281,100	3,574,053	1,013,528	234,208	300,860	30,530,004
Net asset value per share	$19.22	$18.32	$18.08	$18.80	$24.39	$35.07
Offering price per share (net asset value per share plus maximum sales charge of 5.75% of offering price)	$20.39	$19.44	$19.18	$19.95	$25.88	$37.21
Class B Shares
Net assets	$2,002,621	$17,076,879	$560,060	N/A	N/A	$6,967,417
Shares outstanding	106,938	970,665	31,573	N/A	N/A	202,988
Net asset value and offering price per share	$18.73	$17.59	$17.74	N/A	N/A	$34.32
Class C Shares
Net assets	$17,712,802	$76,209,749	$6,011,712	$779,174	$4,438,373	$321,751,596
Shares outstanding	947,825	4,331,877	338,832	42,775	189,005	9,376,383
Net asset value and offering price per share	$18.69	$17.59	$17.74	$18.22	$23.48	$34.32
Class R3 Shares
Net assets	$53,334	$150,019	$59,282	$68,755	$67,672	$2,790,537
Shares outstanding	2,758	8,244	3,281	3,695	2,767	79,496
Net asset value and offering price per share	$19.34	$18.20	$18.07	$18.61	$24.46	$35.10
Class I Shares
Net assets	$28,288,765	$178,014,238	$296,686,286	$11,410,028	$110,601,344	$1,361,470,226
Shares outstanding	1,466,920	9,702,371	16,405,990	609,586	4,505,105	38,715,085
Net asset value and offering price per share	$19.28	$18.35	$18.08	$18.72	$24.55	$35.17
Net Assets Consist of:
Capital paid-in	$371,858,972	$568,315,894	$280,583,689	$47,160,089	$163,240,442	$2,283,942,599
Undistributed (Over-distribution of) net investment income	1,747,614	(170,838)	109,618	(11,395)	(247,466)	(27,102,757)
Accumulated net realized gain (loss)	(93,760,446)	(283,458,105)	(50,267)	(34,695,112)	(64,050,982)	52,682,208
Net unrealized appreciation (depreciation)	61,945,507	52,225,795	40,997,388	4,206,586	23,502,202	454,153,370
Net assets	$341,791,647	$336,912,746	$321,640,428	$16,660,168	$122,444,196	$2,763,675,420
Authorized shares	Unlimited	Unlimited	Unlimited	Unlimited	Unlimited	Unlimited
Par value per share	$0.01	$0.01	$0.01	$0.01	$0.01	$0.01

N/A	Effective October 5, 2009, Class B Shares of Small/Mid-Cap Value and Small-Cap Value are no longer available through an exchange of another Nuveen fund and converted to Class A Shares on October 27, 2009.

See accompanying notes to financial statements.

62	Nuveen Investments

Statement of Operations (Unaudited)

Six Months Ended December 31, 2010

	Multi-Manager Large-Cap Value	Multi-Cap Value	Large-Cap Value
Investment Income
Dividends (net of foreign tax withheld of $11,937, $94,350 and $17,600, respectively)	$3,687,570	$2,606,060	$2,051,649
Interest	599	1,419	673
Total investment income	3,688,169	2,607,479	2,052,322
Expenses
Management fees	1,162,224	1,562,273	1,058,140
12b-1 service fees – Class A	347,001	80,136	19,920
12b-1 distribution and service fees – Class B	10,229	83,490	2,541
12b-1 distribution and service fees – Class C	83,604	371,271	26,262
12b-1 distribution and service fees – Class R3	273	527	135
Shareholders’ servicing agent fees and expenses	229,599	427,308	219,833
Custodian’s fees and expenses	58,706	31,830	25,730
Trustees’ fees and expenses	1,866	4,191	3,472
Professional fees	16,876	30,505	8,896
Shareholders’ reports – printing and mailing expenses	78,934	75,694	55,676
Federal and state registration fees	12,262	56,953	51,773
Other expenses	11,956	12,545	6,077
Total expenses before custodian fee credit and expense reimbursement	2,013,530	2,736,723	1,478,455
Custodian fee credit	(34)	—	(8)
Expense reimbursement	(70,881)	—	—
Net expenses	1,942,615	2,736,723	1,478,447
Net investment income (loss)	1,745,554	(129,244)	573,875
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from investments and foreign currency	6,143,417	12,721,512	4,358,486
Change in net unrealized appreciation (depreciation) of investments and foreign currency	52,195,481	70,099,229	54,978,819
Net realized and unrealized gain (loss)	58,338,898	82,820,741	59,337,305
Net increase (decrease) in net assets from operations	$60,084,452	$82,691,497	$59,911,180

See accompanying notes to financial statements.

Nuveen Investments	63

Statement of Operations (Unaudited) (continued)

Six Months Ended December 31, 2010

	Small/Mid Cap Value	Small-Cap Value	Value Opportunities
Investment Income
Dividends (net of foreign tax withheld of $3,307, $0 and $667,896, respectively)	$68,991	$344,652	$16,963,146
Interest	53	483	2,470,120
Total investment income	69,044	345,135	19,433,266
Expenses
Management fees	52,159	463,321	8,735,871
12b-1 service fees – Class A	4,627	10,105	1,044,931
12b-1 distribution and service fees – Class B	—	—	32,045
12b-1 distribution and service fees – Class C	3,467	19,237	1,235,971
12b-1 distribution and service fees – Class R3	150	145	4,843
Shareholders’ servicing agent fees and expenses	11,333	41,048	1,343,018
Custodian’s fees and expenses	3,755	9,704	165,365
Trustees’ fees and expenses	131	940	17,923
Professional fees	6,877	10,445	27,483
Shareholders’ reports – printing and mailing expenses	4,586	9,084	346,025
Federal and state registration fees	27,001	25,730	133,854
Other expenses	341	2,855	54,794
Total expenses before custodian fee credit and expense reimbursement	114,427	592,614	13,142,123
Custodian fee credit	—	(13)	(985)
Expense reimbursement	(33,988)	—	—
Net expenses	80,439	592,601	13,141,138
Net investment income (loss)	(11,395)	(247,466)	6,292,128
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from investments and foreign currency	524,484	4,409,102	117,452,953
Change in net unrealized appreciation (depreciation) of investments and foreign currency	3,096,671	24,872,624	349,368,033
Net realized and unrealized gain (loss)	3,621,155	29,281,726	466,820,986
Net increase (decrease) in net assets from operations	$3,609,760	$29,034,260	$473,113,114

See accompanying notes to financial statements.

64	Nuveen Investments

Statement of Changes in Net Assets (Unaudited)

	Multi-Manager Large-Cap Value		Multi-Cap Value
	Six Months Ended 12/31/10	Year Ended 6/30/10	Six Months Ended 12/31/10	Year Ended 6/30/10
Operations
Net investment income (loss)	$1,745,554	$3,015,988	$(129,244)	$(1,610,896)
Net realized gain (loss) from investments and foreign currency	6,143,417	3,750,889	12,721,512	(30,044,317)
Change in net unrealized appreciation (depreciation) of investments and foreign currency	52,195,481	35,915,040	70,099,229	106,504,316
Net increase (decrease) in net assets from operations	60,084,452	42,681,917	82,691,497	74,849,103
Distributions to Shareholders
Net investment income:
Class A	(3,374,398)	(4,929,821)	—	(125,185)
Class B	(9,369)	(29,067)	—	—
Class C	(82,745)	(194,187)	—	—
Class R3	(495)	(1,813)	—	(40)
Class I	(388,686)	(443,196)	—	(547,790)
From accumulated net realized gains:
Class A	—	—	—	—
Class B	—	—	—	—
Class C	—	—	—	—
Class R3	—	—	—	—
Class I	—	—	—	—
From return of capital:
Class A	—	—	—	(68,530)
Class B	—	—	—	—
Class C	—	—	—	—
Class R3	—	—	—	(22)
Class I	—	—	—	(299,879)
Decrease in net assets from distributions to shareholders	(3,855,693)	(5,598,084)	—	(1,041,446)
Fund Share Transactions
Proceeds from sale of shares	15,418,867	37,463,350	43,784,291	165,234,343
Proceeds from shares issued to shareholders due to reinvestment of distributions	3,040,868	4,377,343	—	940,552
	18,459,735	41,840,693	43,784,291	166,174,895
Cost of shares redeemed	(28,252,122)	(58,316,687)	(161,210,332)	(267,368,882)
Net increase (decrease) in net assets from Fund share transactions	(9,792,387)	(16,475,994)	(117,426,041)	(101,193,987)
Net increase (decrease) in net assets	46,436,372	20,607,839	(34,734,544)	(27,386,330)
Net assets at the beginning of period	295,355,275	274,747,436	371,647,290	399,033,620
Net assets at the end of period	$341,791,647	$295,355,275	$336,912,746	$371,647,290
Undistributed (Over-distribution of) net investment income at the end of period	$1,747,614	$3,857,753	$(170,838)	$(41,594)

See accompanying notes to financial statements.

Nuveen Investments	65

Statement of Changes in Net Assets (Unaudited) (continued)

	Large-Cap Value		Small/Mid-Cap Value
	Six Months Ended 12/31/10	Year Ended 6/30/10	Six Months Ended 12/31/10	Year Ended 6/30/10
Operations
Net investment income (loss)	$573,875	$740,117	$(11,395)	$(49,429)
Net realized gain (loss) from investments and foreign currency	4,358,486	60,957	524,484	621,080
Change in net unrealized appreciation (depreciation) of investments and foreign currency	54,978,819	(8,731,166)	3,096,671	1,280,479
Net increase (decrease) in net assets from operations	59,911,180	(7,930,092)	3,609,760	1,852,130
Distributions to Shareholders
Net investment income:
Class A	(31,669)	—	—	—
Class B	—	—	—	—
Class C	—	—	—	—
Class R3	—	—	—	—
Class I	(1,171,295)	(165,020)	—	—
From accumulated net realized gains:
Class A	—	—	—	—
Class B	—	—	—	—
Class C	—	—	—	—
Class R3	—	—	—	—
Class I	—	—	—	—
From return of capital:
Class A	—	—	—	—
Class B	—	—	—	—
Class C	—	—	—	—
Class R3	—	—	—	—
Class I	—	—	—	—
Decrease in net assets from distributions to shareholders	(1,202,964)	(165,020)	—	—
Fund Share Transactions
Proceeds from sale of shares	54,775,645	266,036,468	3,915,924	8,754,586
Proceeds from shares issued to shareholders due to reinvestment of distributions	1,143,195	150,445	—	—
	55,918,840	266,186,913	3,915,924	8,754,586
Cost of shares redeemed	(65,534,175)	(46,859,395)	(2,100,323)	(5,190,001)
Net increase (decrease) in net assets from Fund share transactions	(9,615,335)	219,327,518	1,815,601	3,564,585
Net increase (decrease) in net assets	49,092,881	211,232,406	5,425,361	5,416,715
Net assets at the beginning of period	272,547,547	61,315,141	11,234,807	5,818,092
Net assets at the end of period	$321,640,428	$272,547,547	$16,660,168	$11,234,807
Undistributed (Over-distribution of) net investment income at the end of period	$109,618	$738,707	$(11,395)	$—

See accompanying notes to financial statements.

66	Nuveen Investments

	Small-Cap Value		Value Opportunities
	Six Months Ended 12/31/10	Year Ended 6/30/10	Six Months Ended 12/31/10	Year Ended 6/30/10
Operations
Net investment income (loss)	$(247,466)	$(259,439)	$6,292,128	$7,788,136
Net realized gain (loss) from investments and foreign currency	4,409,102	5,246,292	117,452,953	110,998,312
Change in net unrealized appreciation (depreciation) of investments and foreign currency	24,872,624	17,007,810	349,368,033	135,738,189
Net increase (decrease) in net assets from operations	29,034,260	21,994,663	473,113,114	254,524,637
Distributions to Shareholders
Net investment income:
Class A	—	(3,183)	(15,223,213)	—
Class B	—	—	(52,942)	—
Class C	—	—	(2,429,296)	—
Class R3	—	—	(33,059)	—
Class I	—	(192,552)	(22,462,348)	—
From accumulated net realized gains:
Class A	—	—	(32,302,076)	—
Class B	—	—	(224,961)	—
Class C	—	—	(9,988,549)	—
Class R3	—	—	(72,577)	—
Class I	—	—	(41,366,702)	—
From return of capital:
Class A	—	—	—	—
Class B	—	—	—	—
Class C	—	—	—	—
Class R3	—	—	—	—
Class I	—	—	—	—
Decrease in net assets from distributions to shareholders	—	(195,735)	(124,155,723)	—
Fund Share Transactions
Proceeds from sale of shares	23,674,711	27,648,194	840,371,050	1,059,742,767
Proceeds from shares issued to shareholders due to reinvestment of distributions	—	178,041	92,641,502	—
	23,674,711	27,826,235	933,012,552	1,059,742,767
Cost of shares redeemed	(15,642,633)	(38,022,996)	(422,847,588)	(472,945,062)
Net increase (decrease) in net assets from Fund share transactions	8,032,078	(10,196,761)	510,164,964	586,797,705
Net increase (decrease) in net assets	37,066,338	11,602,167	859,122,355	841,322,342
Net assets at the beginning of period	85,377,858	73,775,691	1,904,553,065	1,063,230,723
Net assets at the end of period	$122,444,196	$85,377,858	$2,763,675,420	$1,904,553,065
Undistributed (Over-distribution of) net investment income at the end of period	$(247,466)	$—	$(27,102,757)	$6,805,973

See accompanying notes to financial statements.

Nuveen Investments	67

Financial Highlights (Unaudited)

Selected data for a share outstanding throughout each period:

Class (Commencement Date)
		Investment Operations			Less Distributions

MULTI-MANAGER LARGE-CAP VALUE

Year Ended June 30,	Beginning Net Asset Value	Net Invest- ment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	Net Invest- ment Income	Capital Gains	Total	Ending Net Asset Value
Class A (8/96)
2011(f)	$16.11	$.10	$3.23	$3.33	$(.22)	$—	$(.22)	$19.22
2010	14.23	.16	2.02	2.18	(.30)	—	(.30)	16.11
2009	22.53	.29	(6.82)	(6.53)	(.19)	(1.58)	(1.77)	14.23
2008	30.05	.32	(3.15)	(2.83)	(.30)	(4.39)	(4.69)	22.53
2007	27.23	.35	5.33	5.68	(.26)	(2.60)	(2.86)	30.05
2006	25.58	.22	3.26	3.48	(.23)	(1.60)	(1.83)	27.23
Class B (8/96)
2011(f)	15.65	.03	3.14	3.17	(.09)	—	(.09)	18.73
2010	13.84	.04	1.96	2.00	(.19)	—	(.19)	15.65
2009	21.90	.18	(6.63)	(6.45)	(.03)	(1.58)	(1.61)	13.84
2008	29.32	.11	(3.06)	(2.95)	(.08)	(4.39)	(4.47)	21.90
2007	26.64	.12	5.21	5.33	(.05)	(2.60)	(2.65)	29.32
2006	25.06	.02	3.20	3.22	(.04)	(1.60)	(1.64)	26.64
Class C (8/96)
2011(f)	15.61	.03	3.14	3.17	(.09)	—	(.09)	18.69
2010	13.80	.04	1.96	2.00	(.19)	—	(.19)	15.61
2009	21.86	.17	(6.62)	(6.45)	(.03)	(1.58)	(1.61)	13.80
2008	29.27	.12	(3.06)	(2.94)	(.08)	(4.39)	(4.47)	21.86
2007	26.60	.13	5.19	5.32	(.05)	(2.60)	(2.65)	29.27
2006	25.02	.02	3.20	3.22	(.04)	(1.60)	(1.64)	26.60
Class R3 (8/08)
2011(f)	16.19	.08	3.25	3.33	(.18)	—	(.18)	19.34
2010	14.31	.12	2.03	2.15	(.27)	—	(.27)	16.19
2009(e)	22.05	.23	(6.25)	(6.02)	(.14)	(1.58)	(1.72)	14.31
Class I (8/96)(d)
2011(f)	16.18	.12	3.25	3.37	(.27)	—	(.27)	19.28
2010	14.28	.21	2.03	2.24	(.34)	—	(.34)	16.18
2009	22.64	.33	(6.87)	(6.54)	(.24)	(1.58)	(1.82)	14.28
2008	30.18	.39	(3.17)	(2.78)	(.37)	(4.39)	(4.76)	22.64
2007	27.33	.43	5.35	5.78	(.33)	(2.60)	(2.93)	30.18
2006	25.67	.29	3.27	3.56	(.30)	(1.60)	(1.90)	27.33

68	Nuveen Investments

	Ratios/Supplemental Data
		Ratios to Average Net Assets Before Reimbursement				Ratios to Average Net Assets After Reimbursement(c)
Total Return(b)	Ending Net Assets (000)	Expenses		Net Invest- ment Income (Loss)		Expenses		Net Invest- ment Income (Loss)		Portfolio Turnover Rate

20.69%	$293,734	1.23	%*	1.07	%*	1.18	%*	1.11	%*	37%
15.19	254,730	1.26		.91		1.19		.97		74
(28.95)	239,210	1.27		1.71		1.20		1.83		85
(10.74)	389,240	1.24		1.20		1.21		1.23		131
21.71	491,489	1.25		1.22		1.25		1.22		75
13.97	440,403	1.28		.83		1.28		.83		81

20.32	2,003	1.98	*	.30	*	1.93	*	.35	*	37
14.26	2,000	2.01		.16		1.94		.23		74
(29.46)	3,033	2.01		.97		1.95		1.10		85
(11.39)	8,891	1.99		.43		1.96		.46		131
20.77	18,491	2.00		.44		2.00		.44		75
13.13	26,995	2.03		.08		2.03		.08		81

20.29	17,713	1.98	*	.31	*	1.93	*	.36	*	37
14.37	15,565	2.01		.16		1.94		.22		74
(29.52)	15,803	2.02		.96		1.95		1.08		85
(11.41)	25,007	1.99		.45		1.96		.48		131
20.80	31,219	2.00		.47		2.00		.47		75
13.15	28,692	2.03		.08		2.03		.08		81

20.57	53	1.50	*	.79	*	1.43	*	.86	*	37
14.88	110	1.50		.66		1.44		.72		74
(27.29)	97	1.53	*	1.55	*	1.45	*	1.63	*	85

20.82	28,289	.98	*	1.31	*	.93	*	1.35	*	37
15.53	22,950	1.00		1.16		.94		1.22		74
(28.83)	16,604	1.02		1.95		.95		2.08		85
(10.52)	23,684	.99		1.45		.96		1.48		131
22.03	31,878	1.00		1.48		1.00		1.48		75
14.24	25,720	1.03		1.08		1.03		1.08		81

(a)	Per share Net Investment Income (Loss) is calculated using the average daily shares method.
(b)	Total return is the combination of changes in net asset value without any sales charge, reinvested dividend income at net asset value and reinvested capital gains distributions at net asset value, if any. Total returns are not annualized.
(c)	After expense reimbursement from the Adviser, where applicable. Ratios do not reflect the effect of custodian fee credits earned on the Fund’s net cash on deposit with the custodian bank, where applicable.
(d)	Effective May 1, 2008, Class R Shares were renamed Class I Shares.
(e)	For the period August 4, 2008 (commencement of operations) through June 30, 2009.
(f)	For the six months ended December 31, 2010.
*	Annualized.

See accompanying notes to financial statements.

Nuveen Investments	69

Financial Highlights (Unaudited) (continued)

Selected data for a share outstanding throughout each period:

Class (Commencement Date)
		Investment Operations			Less Distributions

MULTI-CAP VALUE
Year Ended June 30,	Beginning Net Asset Value	Net Invest- ment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	Net Invest- ment Income	Capital Gains	Return of Capital	Total	Ending Net Asset Value
Class A (12/02)
2011(f)	$14.73	$— **	$3.59	$3.59	$—	$—	$—	$—	$18.32
2010	12.22	(.06)	2.61	2.55	(.03)	—	(.01)	(.04)	14.73
2009	18.54	.04	(6.36)	(6.32)	—	—	—	—	12.22
2008	26.15	.04	(6.62)	(6.58)	(.02)	(.94)	(.07)	(1.03)	18.54
2007	23.81	.18	3.43	3.61	(.13)	(1.14)	—	(1.27)	26.15
2006	20.60	.15	3.42	3.57	(.06)	(.30)	—	(.36)	23.81
Class B (12/02)
2011(f)	14.21	(.06)	3.44	3.38	—	—	—	—	17.59
2010	11.84	(.16)	2.53	2.37	—	—	—	—	14.21
2009	18.10	(.06)	(6.20)	(6.26)	—	—	—	—	11.84
2008	25.64	(.13)	(6.47)	(6.60)	—	(.94)	—	(.94)	18.10
2007	23.42	(.01)	3.37	3.36	—	(1.14)	—	(1.14)	25.64
2006	20.37	(.02)	3.37	3.35	—	(.30)	—	(.30)	23.42
Class C (12/02)
2011(f)	14.21	(.06)	3.44	3.38	—	—	—	—	17.59
2010	11.84	(.16)	2.53	2.37	—	—	—	—	14.21
2009	18.10	(.06)	(6.20)	(6.26)	—	—	—	—	11.84
2008	25.64	(.13)	(6.47)	(6.60)	—	(.94)	—	(.94)	18.10
2007	23.42	(.01)	3.37	3.36	—	(1.14)	—	(1.14)	25.64
2006	20.37	(.02)	3.37	3.35	—	(.30)	—	(.30)	23.42
Class R3 (8/08)
2011(f)	14.66	(.02)	3.56	3.54	—	—	—	—	18.20
2010	12.16	(.08)	2.59	2.51	(.01)	—	— **	(.01)	14.66
2009(e)	17.60	.01	(5.45)	(5.44)	—	—	—	—	12.16
Class I (11/97)(d)
2011(f)	14.74	.02	3.59	3.61	—	—	—	—	18.35
2010	12.22	(.01)	2.60	2.59	(.05)	—	(.02)	(.07)	14.74
2009	18.50	.07	(6.35)	(6.28)	—	—	—	—	12.22
2008	26.09	.09	(6.59)	(6.50)	(.02)	(.94)	(.13)	(1.09)	18.50
2007	23.76	.24	3.42	3.66	(.19)	(1.14)	—	(1.33)	26.09
2006	20.55	.20	3.42	3.62	(.11)	(.30)	—	(.41)	23.76

70	Nuveen Investments

	Ratios/Supplemental Data

		Ratios to Average Net Assets Before Reimbursement			Ratios to Average Net Assets After Reimbursement(c)
Total Return(b)	Ending Net Assets (000)	Expenses		Net Invest- ment Income (Loss)	Expenses		Net Invest- ment Income (Loss)	Portfolio Turnover Rate

24.37%	$65,462	1.38	%*	(.05 )%*	1.38	%*	(.05 )%*	8%
20.85	61,514	1.47		(.38)	1.47		(.38)	34
(34.12)	76,785	1.50		.27	1.50		.27	32
(25.65)	293,777	1.33		.17	1.33		.17	25
15.51	634,123	1.24		.71	1.24		.71	19
17.45	409,788	1.33		.65	1.33		.65	9

23.79	17,077	2.13	*	(.80 )*	2.13	*	(.80 )*	8
20.02	16,016	2.21		(1.12)	2.21		(1.12)	34
(34.62)	16,599	2.28		(.46)	2.28		(.46)	32
(26.20)	36,024	2.08		(.59)	2.08		(.59)	25
14.65	75,067	2.00		(.04)	2.00		(.04)	19
16.57	58,423	2.08		(.10)	2.08		(.10)	9

23.79	76,210	2.13	*	(.80 )*	2.13	*	(.80 )*	8
20.02	71,209	2.21		(1.13)	2.21		(1.13)	34
(34.62)	78,225	2.27		(.46)	2.27		(.46)	32
(26.20)	189,475	2.08		(.58)	2.08		(.58)	25
14.64	441,048	1.99		(.04)	1.99		(.04)	19
16.57	308,339	2.08		(.10)	2.08		(.10)	9

24.15	150	1.63	*	(.27 )*	1.63	*	(.27 )*	8
20.62	202	1.65		(.55)	1.65		(.55)	34
(30.91)	104	1.81	*	.12 *	1.81	*	.12 *	32

24.49	178,014	1.13	*	.21 *	1.13	*	.21 *	8
21.18	222,707	1.18		(.08)	1.18		(.08)	34
(33.95)	227,320	1.29		.55	1.29		.55	32
(25.47)	274,886	1.09		.39	1.09		.39	25
15.77	350,370	.99		.96	.99		.96	19
17.77	212,033	1.09		.90	1.09		.90	9

(a)	Per share Net Investment Income (Loss) is calculated using the average daily shares method.
(b)	Total return is the combination of changes in net asset value without any sales charge, reinvested dividend income at net asset value and reinvested capital gains distributions at net asset value, if any. Total returns are not annualized.
(c)	After expense reimbursement from the Adviser, where applicable. Ratios do not reflect the effect of custodian fee credits earned on the Fund’s net cash on deposit with the custodian bank, where applicable.
(d)	Effective May 1, 2008, Class R Shares were renamed Class I Shares.
(e)	For the period August 4, 2008 (commencement of operations) through June 30, 2009.
(f)	For the six months ended December 31, 2010.
*	Annualized.
**	Amount rounds to less than $.01 per share.

See accompanying notes to financial statements.

Nuveen Investments	71

Financial Highlights (Unaudited) (continued)

Selected data for a share outstanding throughout each period:

Class (Commencement Date)
		Investment Operations				Less Distributions

LARGE-CAP VALUE
Year Ended June 30,	Beginning Net Asset Value	Net Invest- ment Income (Loss)(a)		Net Realized/ Unrealized Gain (Loss)	Total	Net Invest- ment Income	Capital Gains		Total	Ending Net Asset Value
Class A (12/06)
2011(g)	$14.73	$.01		$3.37	$3.38	$(.03)	$—		$(.03)	$18.08
2010	12.71	.03		1.99	2.02	—	—		—	14.73
2009	17.41	.10		(4.73)	(4.63)	(.07)	—		(.07)	12.71
2008	21.38	.15		(4.04)	(3.89)	(.08)	—	**	(.08)	17.41
2007(e)	20.00	.12		1.26	1.38	—	—		—	21.38
Class B (12/06)
2011(g)	14.48	(.05)		3.31	3.26	—	—		—	17.74
2010	12.60	(.09)		1.97	1.88	—	—		—	14.48
2009	17.28	—	**	(4.68)	(4.68)	—	—		—	12.60
2008	21.30	—	**	(4.02)	(4.02)	—	—	**	— **	17.28
2007(e)	20.00	—	**	1.30	1.30	—	—		—	21.30
Class C (12/06)
2011(g)	14.49	(.05)		3.30	3.25	—	—		—	17.74
2010	12.60	(.08)		1.97	1.89	—	—		—	14.49
2009	17.28	—	**	(4.68)	(4.68)	—	—		—	12.60
2008	21.30	—	**	(4.02)	(4.02)	—	—	**	— **	17.28
2007(e)	20.00	.02		1.28	1.30	—	—		—	21.30
Class R3 (9/09)
2011(g)	14.71	(.01)		3.37	3.36	—	—		—	18.07
2010(f)	15.24	—	**	(.53)	(.53)	—	—		—	14.71
Class I (12/06)(d)
2011(g)	14.75	.04		3.36	3.40	(.07)	—		(.07)	18.08
2010	12.72	.08		1.97	2.05	(.02)	—		(.02)	14.75
2009	17.43	.12		(4.72)	(4.60)	(.11)	—		(.11)	12.72
2008	21.41	.20		(4.05)	(3.85)	(.13)	—	**	(.13)	17.43
2007(e)	20.00	.15		1.26	1.41	—	—		—	21.41

72	Nuveen Investments

	Ratios/Supplemental Data

		Ratios to Average Net Assets Before Reimbursement				Ratios to Average Net Assets After Reimbursement(c)
Total Return(b)	Ending Net Assets (000)	Expenses		Net Invest- ment Income (Loss)		Expenses		Net Invest- ment Income (Loss)		Portfolio Turnover Rate

22.96%	$18,323	1.23	%*	.18	%*	1.23	%*	.18	%*	13%
15.89	13,820	1.32		.20		1.32		.20		15
(26.57)	6,075	1.61		.49		1.35		.76		16
(18.24)	5,080	1.66		.45		1.33		.77		13
6.90	2,358	3.12	*	(.84	)*	1.33	*	.95	*	—	****

22.51	560	1.98	*	(.57	)*	1.98	*	(.57	)*	13
14.92	456	2.07		(.60)		2.07		(.60)		15
(27.13)	405	2.35		(.22)		2.10		.03		16
(18.82)	835	2.43		(.34)		2.08		—	***	13
6.50	281	4.68	*	(2.66	)*	2.08	*	(.06	)*	—	****

22.43	6,012	1.98	*	(.58	)*	1.98	*	(.58	)*	13
15.00	4,665	2.07		(.55)		2.07		(.55)		15
(27.13)	2,217	2.37		(.25)		2.10		.02		16
(18.82)	2,484	2.42		(.33)		2.08		—	***	13
6.50	1,117	3.83	*	(1.62	)*	2.08	*	.13	*	—	****

22.84	59	1.48	*	(.06	)*	1.48	*	(.06	)*	13
(3.48)	48	1.58	*	(.02	)*	1.58	*	(.02	)*	15

23.06	296,686	.98	*	.43	*	.98	*	.43	*	13
16.13	253,558	1.08		.53		1.08		.53		15
(26.35)	52,618	1.36		.71		1.10		.97		16
(18.05)	15,719	1.40		.71		1.08		1.02		13
7.05	8,513	2.65	*	(.32	)*	1.08	*	1.25	*	—	****

(a)	Per share Net Investment Income (Loss) is calculated using the average daily shares method.
(b)	Total return is the combination of changes in net asset value without any sales charge, reinvested dividend income at net asset value and reinvested capital gains distributions at net asset value, if any. Total returns are not annualized.
(c)	After expense reimbursement from the Adviser, where applicable. Ratios do not reflect the effect of custodian fee credits earned on the Fund’s net cash on deposit with the custodian bank, where applicable.
(d)	Effective May 1, 2008, Class R Shares were renamed Class I Shares.
(e)	For the period December 15, 2006 (commencement of operations) through June 30, 2007.
(f)	For the period September 29, 2009 (commencement of operations) through June 30, 2010.
(g)	For the six months ended December 31, 2010.
*	Annualized.
**	Rounds to less than $.01 per share.
***	Rounds to less than .01%.
****	Rounds to less than 1%.

See accompanying notes to financial statements.

Nuveen Investments	73

Financial Highlights (Unaudited) (continued)

Selected data for a share outstanding throughout each period:

Class (Commencement Date)
		Investment Operations			Less Distributions

SMALL/MID-CAP VALUE
Year Ended June 30,	Beginning Net Asset Value	Net Invest- ment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	Net Invest- ment Income		Capital Gains	Total		Ending Net Asset Value
Class A (12/06)
2011(g)	$14.32	$(.03)	$4.51	$4.48	$—		$—	$—		$18.80
2010	11.05	(.09)	3.36	3.27	—		—	—		14.32
2009	17.12	— **	(6.07)	(6.07)	—		—	—		11.05
2008	21.37	(.09)	(4.16)	(4.25)	—	**	—	—	**	17.12
2007(e)	20.00	.15	1.22	1.37	—		—	—		21.37
Class C (12/06)
2011(g)	13.93	(.08)	4.37	4.29	—		—	—		18.22
2010	10.83	(.19)	3.29	3.10	—		—	—		13.93
2009	16.92	(.07)	(6.02)	(6.09)	—		—	—		10.83
2008	21.28	(.22)	(4.14)	(4.36)	—		—	—		16.92
2007(e)	20.00	.05	1.23	1.28	—		—	—		21.28
Class R3 (9/09)
2011(g)	14.19	(.05)	4.47	4.42	—		—	—		18.61
2010(f)	13.53	(.09)	.75	.66	—		—	—		14.19
Class I (12/06)(d)
2011(g)	14.24	—	4.48	4.48	—		—	—		18.72
2010	10.96	(.05)	3.33	3.28	—		—	—		14.24
2009	17.11	(.01)	(6.14)	(6.15)	—		—	—		10.96
2008	21.41	(.04)	(4.21)	(4.25)	(.05)		—	(.05)		17.11
2007(e)	20.00	.49	.92	1.41	—		—	—		21.41

74	Nuveen Investments

		Ratios/Supplemental Data
			Ratios to Average Net Assets Before Reimbursement			Ratios to Average Net Assets After Reimbursement(c)
Total Return(b)		Ending Net Assets (000)	Expenses		Net Invest- ment Income (Loss)	Expenses		Net Invest- ment Income (Loss)	Portfolio Turnover Rate

31.38%		$4,402	1.85	%*	(.82 )%*	1.33	%*	(.31 )%*	20%
29.50		3,267	2.32		(1.51)	1.44		(.63)	64
(35.34)		1,382	3.03		(1.60)	1.45		(.02)	204
(20.02	)***	3,595	1.65		(.70)	1.43		(.49)	84
6.85		1,098	2.54	*	.23 *	1.43	*	1.34 *	1

30.89		779	2.60	*	(1.57)*	2.08	*	(1.06)*	20
28.53		636	3.11		(2.29)	2.19		(1.37)	64
(35.88)		610	4.11		(2.50)	2.20		(.59)	204
(20.63	)***	1,093	2.39		(1.40)	2.18		(1.20)	84
6.40		974	3.22	*	(.65 )*	2.18	*	.39 *	1

31.15		69	2.10	*	(1.07)*	1.58	*	(.56 )*	20
4.88		52	2.54	*	(1.67)*	1.69	*	(.81 )*	64

31.46		11,410	1.59	*	(.55 )*	1.08	*	(.04 )*	20
29.93		7,279	2.09		(1.26)	1.19		(.36)	64
(35.98)		3,792	1.44		(.33)	1.20		(.08)	204
(19.82	)***	38,574	1.16		(.20)	1.16		(.20)	84
7.05		216,872	1.49	*	3.93 *	1.16	*	4.25 *	1

(a)	Per share Net Investment Income (Loss) is calculated using the average daily shares method.
(b)	Total return is the combination of changes in net asset value without any sales charge, reinvested dividend income at net asset value and reinvested capital gains distributions at net asset value, if any. Total returns are not annualized.
(c)	After expense reimbursement from the Adviser, where applicable. Ratios do not reflect the effect of custodian fee credits earned on the Fund’s net cash on deposit with the custodian bank, where applicable.
(d)	Effective May 1, 2008, Class R Shares were renamed Class I Shares.
(e)	For the period December 15, 2006 (commencement of operations) through June 30, 2007.
(f)	For the period September 29, 2009 (commencement of operations) through June 30, 2010.
(g)	For the six months ended December 31, 2010.
*	Annualized.
**	Rounds to less than $.01 per share.
***	During the year ended June 30, 2008, the Adviser reimbursed the Fund $89,561 for a cash balance maintained in the Fund. This reimbursement resulted in an increase of .23%, .28%, ..19% and .14% to Classes A, B, C and I, respectively.

See accompanying notes to financial statements.

Nuveen Investments	75

Financial Highlights (Unaudited) (continued)

Selected data for a share outstanding throughout each period:

Class (Commencement Date)
		Investment Operations			Less Distributions

SMALL-CAP VALUE
Year Ended June 30,	Beginning Net Asset Value	Net Invest- ment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	Net Invest- ment Income	Capital Gains	Return of Capital		Total	Ending Net Asset Value
Class A (12/04)
2011(f)	$18.30	$(.07)	$6.16	$6.09	$—	$—	$—		$—	$24.39
2010	14.14	(.10)	4.27	4.17	(.01)	—	—		(.01)	18.30
2009	23.29	.02	(9.17)	(9.15)	—	—	—		—	14.14
2008	30.12	(.04)	(6.08)	(6.12)	(.02)	(.69)	—	**	(.71)	23.29
2007	26.10	.13	4.05	4.18	(.04)	(.12)	—		(.16)	30.12
2006	20.84	.13	5.48	5.61	(.08)	(.27)	—		(.35)	26.10
Class C (12/04)
2011(f)	17.68	(.15)	5.95	5.80	—	—	—		—	23.48
2010	13.76	(.21)	4.13	3.92	—	—	—		—	17.68
2009	22.83	(.11)	(8.96)	(9.07)	—	—	—		—	13.76
2008	29.73	(.23)	(5.98)	(6.21)	—	(.69)	—		(.69)	22.83
2007	25.91	(.08)	4.02	3.94	—	(.12)	—		(.12)	29.73
2006	20.76	(.07)	5.49	5.42	—	(.27)	—		(.27)	25.91
Class R3 (9/09)
2011(f)	18.37	(.10)	6.19	6.09	—	—	—		—	24.46
2010(e)	18.07	(.08)	.38	.30	—	—	—		—	18.37
Class I (12/04)(d)
2011(f)	18.40	(.05)	6.20	6.15	—	—	—		—	24.55
2010	14.21	(.04)	4.28	4.24	(.05)	—	—		(.05)	18.40
2009	23.34	.05	(9.18)	(9.13)	—	—	—		—	14.21
2008	30.18	.02	(6.08)	(6.06)	(.08)	(.69)	(.01)		(.78)	23.34
2007	26.15	.23	4.03	4.26	(.11)	(.12)	—		(.23)	30.18
2006	20.87	.16	5.52	5.68	(.13)	(.27)	—		(.40)	26.15

76	Nuveen Investments

	Ratios/Supplemental Data

		Ratios to Average Net Assets Before Reimbursement			Ratios to Average Net Assets After Reimbursement(c)
Total Return(b)	Ending Net Assets (000)	Expenses		Net Invest- ment Income (Loss)	Expenses		Net Invest- ment Income (Loss)	Portfolio Turnover Rate

33.35%	$7,337	1.39	%*	(.70 )%*	1.38	%*	(.70 )%*	28%
29.41	7,009	1.47		(.56)	1.45		(.54)	58
(39.29)	7,733	1.46		.13	1.46		.13	71
(20.41)	54,264	1.47		(.16)	1.47		(.16)	48
16.09	78,081	1.50		.44	1.49		.46	24
27.08 ***	33,907	1.95		(.02)	1.42		.51	26

32.88	4,438	2.13	*	(1.45)*	2.13	*	(1.45)*	28
28.42	3,494	2.21		(1.23)	2.19		(1.21)	58
(39.70)	3,446	2.23		(.70)	2.23		(.70)	71
(21.03)	9,682	2.22		(.91)	2.22		(.91)	48
15.26	17,290	2.25		(.31)	2.24		(.30)	24
26.22 ***	7,244	2.73		(.86)	2.17		(.30)	26

33.22	68	1.63	*	(.95 )*	1.63	*	(.95 )*	28
1.60	51	1.68	*	(.57 )*	1.68	*	(.57 )*	58

33.50	110,601	1.13	*	(.44 )*	1.13	*	(.44 )*	28
29.74	74,824	1.21		(.23)	1.19		(.21)	58
(39.12)	62,423	1.24		.29	1.24		.29	71
(20.22)	108,064	1.22		.08	1.22		.08	48
16.41	132,385	1.22		.81	1.22		.81	24
27.41 ***	13,137	1.73		.07	1.17		.63	26
(a)	Per share Net Investment Income (Loss) is calculated using the average daily shares method.
(b)	Total return is the combination of changes in net asset value without any sales charge, reinvested dividend income at net asset value and reinvested capital gains distributions at net asset value, if any. Total returns are not annualized.
(c)	After expense reimbursement from the Adviser, where applicable. Ratios do not reflect the effect of custodian fee credits earned on the Fund’s net cash on deposit with the custodian bank, where applicable.
(d)	Effective May 1, 2008, Class R Shares were renamed Class I Shares.
(e)	For the period September 29, 2009 (commencement of operations) through June 30, 2010.
(f)	For the six months ended December 31, 2010.
*	Annualized.
**	Rounds to less than $.01 per share.
***	During the year ended June 30, 2006, NWQ reimbursed the Fund $9,060 for a cash balance maintained in the Fund. This reimbursement did not have an impact on the Fund’s Class A total return, but resulted in an increase of .05% in each of the total returns for Classes B, C and I.

See accompanying notes to financial statements.

Nuveen Investments	77

Financial Highlights (Unaudited) (continued)

Selected data for a share outstanding throughout each period:

Class (Commencement Date)
		Investment Operations			Less Distributions

VALUE OPPORTUNITIES
Year Ended June 30,	Beginning Net Asset Value	Net Invest- ment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	Net Invest- ment Income	Capital Gains	Total	Ending Net Asset Value
Class A (12/04)
2011(f)	$29.76	$.08	$6.90	$6.98	$(.51)	$(1.16)	$(1.67)	$35.07
2010	24.17	.13	5.46	5.59	—	—	—	29.76
2009	29.60	.20	(4.53)	(4.33)	(.05)	(1.05)	(1.10)	24.17
2008	32.48	.20	(1.03)	(.83)	(.59)	(1.46)	(2.05)	29.60
2007	26.90	.30	5.83	6.13	(.29)	(.26)	(.55)	32.48
2006	21.07	.28	5.88	6.16	(.07)	(.26)	(.33)	26.90
Class B (12/04)
2011(f)	29.07	(.04)	6.71	6.67	(.26)	(1.16)	(1.42)	34.32
2010	23.78	(.09)	5.38	5.29	—	—	—	29.07
2009	29.29	.03	(4.49)	(4.46)	—	(1.05)	(1.05)	23.78
2008	32.15	(.03)	(1.02)	(1.05)	(.35)	(1.46)	(1.81)	29.29
2007	26.66	.07	5.76	5.83	(.08)	(.26)	(.34)	32.15
2006	20.98	.09	5.85	5.94	—	(.26)	(.26)	26.66
Class C (12/04)
2011(f)	29.06	(.04)	6.72	6.68	(.26)	(1.16)	(1.42)	34.32
2010	23.77	(.09)	5.38	5.29	—	—	—	29.06
2009	29.29	.03	(4.50)	(4.47)	—	(1.05)	(1.05)	23.77
2008	32.16	(.03)	(1.03)	(1.06)	(.35)	(1.46)	(1.81)	29.29
2007	26.66	.07	5.77	5.84	(.08)	(.26)	(.34)	32.16
2006	20.98	.08	5.86	5.94	—	(.26)	(.26)	26.66
Class R3 (8/08)
2011(f)	29.76	.04	6.89	6.93	(.43)	(1.16)	(1.59)	35.10
2010	24.23	.07	5.46	5.53	—	—	—	29.76
2009(e)	28.93	.15	(3.80)	(3.65)	—	(1.05)	(1.05)	24.23
Class I (12/04)(d)
2011(f)	29.87	.13	6.92	7.05	(.59)	(1.16)	(1.75)	35.17
2010	24.19	.20	5.48	5.68	—	—	—	29.87
2009	29.66	.26	(4.57)	(4.31)	(.11)	(1.05)	(1.16)	24.19
2008	32.54	.28	(1.03)	(.75)	(.67)	(1.46)	(2.13)	29.66
2007	26.95	.39	5.82	6.21	(.36)	(.26)	(.62)	32.54
2006	21.09	.31	5.93	6.24	(.12)	(.26)	(.38)	26.95

78	Nuveen Investments

	Ratios/Supplemental Data
		Ratios to Average Net Assets Before Reimbursement				Ratios to Average Net Assets After Reimbursement(c)
Total Return(b)	Ending Net Assets (000)	Expenses		Net Invest- ment Income (Loss)		Expenses		Net Invest- ment Income (Loss)		Portfolio Turnover Rate

23.51%	$1,070,696	1.20	%*	.51	%*	1.20	%*	.51	%*	26%
23.13	658,037	1.43		.44		1.43		.44		48
(13.47)	378,845	1.48		.89		1.48		.89		61
(2.65)	368,093	1.42		.63		1.42		.63		48
22.98	248,827	1.39		.99		1.39		.99		23
29.45	73,389	1.63		.94		1.49		1.09		29

23.02	6,967	1.95	*	(.25	)*	1.95	*	(.25	)*	26
22.25	5,801	2.17		(.32)		2.17		(.32)		48
(14.10)	5,080	2.22		.14		2.22		.14		61
(3.39)	6,816	2.17		(.11)		2.17		(.11)		48
22.04	5,521	2.14		.24		2.14		.24		23
28.49	1,041	2.40		.16		2.24		.33		29

23.06	321,752	1.95	*	(.24	)*	1.95	*	(.24	)*	26
22.25	192,332	2.19		(.31)		2.19		(.31)		48
(14.14)	98,742	2.22		.14		2.22		.14		61
(3.39)	116,463	2.17		(.10)		2.17		(.10)		48
22.04	100,295	2.14		.24		2.14		.24		23
28.49	22,102	2.40		.15		2.24		.31		29

23.35	2,791	1.45	*	.25	*	1.45	*	.25	*	26
22.82	1,444	1.71		.22		1.71		.22		48
(11.47)	414	1.76	*	.73	*	1.75	*	.75	*	61

23.67	1,361,470	.95	*	.76	*	.95	*	.76	*	26
23.48	1,046,939	1.18		.69		1.18		.69		48
(13.29)	580,149	1.24		1.19		1.23		1.20		61
(2.39)	278,649	1.17		.89		1.17		.89		48
23.30	161,284	1.14		1.28		1.14		1.28		23
29.80	37,393	1.48		.98		1.24		1.22		29

(a)	Per share Net Investment Income (Loss) is calculated using the average daily shares method.
(b)	Total return is the combination of changes in net asset value without any sales charge, reinvested dividend income at net asset value and reinvested capital gains distributions at net asset value, if any. Total returns are not annualized.
(c)	After expense reimbursement from the Adviser, where applicable. Ratios do not reflect the effect of custodian fee credits earned on the Fund’s net cash on deposit with the custodian bank, where applicable.
(d)	Effective May 1, 2008, Class R Shares were renamed Class I Shares.
(e)	For the period August 4, 2008 (commencement of operations) through June 30, 2009.
(f)	For the six months ended December 31, 2010.
*	Annualized.

See accompanying notes to financial statements.

Nuveen Investments	79

Notes to Financial Statements (Unaudited)

1. General Information and Significant Accounting Policies

General Information

The Nuveen Investment Trust (the “Trust”) is an open-end management investment company registered under the Investment Company Act of 1940, as amended. The Trust is comprised of the Nuveen Multi-Manager Large-Cap Value Fund (“Multi-Manager Large-Cap Value”), Nuveen NWQ Multi-Cap Value Fund (“Multi-Cap Value”), Nuveen NWQ Large-Cap Value Fund (“Large-Cap Value”), Nuveen NWQ Small/Mid-Cap Value Fund (“Small/Mid-Cap Value”), Nuveen NWQ Small-Cap Value Fund (“Small-Cap Value”) and Nuveen Tradewinds Value Opportunities Fund (“Value Opportunities”) (collectively, the “Funds”), among others. The Trust was organized as a Massachusetts business trust in 1996.

Multi-Manager Large-Cap Value’s investment objective is to provide long-term capital appreciation. Under normal market conditions, the Fund invests at least 80% of its net assets in equity securities of companies with market capitalizations comparable to companies in the Russell 1000 Value Index. The Fund will not be forced to sell a stock because it has exceeded or fallen below the current market capitalization range. The Fund’s investment portfolio is managed by three sub-advisers, Institutional Capital LLC (“ICAP”), Nuveen HypePark Group, LLC (“HydePark”) and Symphony Asset Management LLC (“Symphony”). HydePark and Symphony are subsidiaries of Nuveen Investments, Inc. (“Nuveen”). Nuveen Asset Management (the “Adviser”), a wholly-owned subsidiary of Nuveen, maintains a strategic asset allocation of between 25% and 40% of the Fund’s assets with each sub-adviser. The Fund may also invest up to 25% of its net assets in non-U.S. equity securities that are U.S. dollar-denominated.

Multi-Cap Value’s investment objective is to provide long-term capital appreciation. Under normal market conditions, the Fund invests at least 80% of its net assets in equity securities of companies with large, medium and small capitalizations. The Fund’s sub-adviser is NWQ Investment Management Company, LLC (“NWQ”). NWQ maintains a long-term investment view and a focus on securities it believes can appreciate over an extended time, regardless of interim fluctuations. NWQ will sell securities or reduce positions if it feels that the company no longer possesses favorable risk/reward characteristics, attractive valuations or catalysts. The Fund invests primarily in U.S. equity securities, but it may invest up to 35% of its net assets in non-U.S. equity securities, including up to 10% of its net assets in equity securities of companies located in emerging market countries.

Large-Cap Value’s, Small/Mid-Cap Value’s and Small-Cap Value’s investment objective is to provide long-term capital appreciation. Under normal market conditions, Large-Cap Value and Small/Mid-Cap Value invest at least 80% of their net assets in equity securities of companies with market capitalizations at the time of investment comparable to companies in the Russell 1000 Index and Russell 2500 Value Index, respectively. Under normal market conditions, Small-Cap Value invests at least 80% of its net assets in equity securities of companies with market capitalizations at the time of investment comparable to companies in either the Russell 2000 Value Index or the Standard & Poor’s SmallCap 600 Index. The Funds will not be forced to sell a stock because it has exceeded or fallen below the current market capitalization range. The Funds’ sub-adviser, NWQ, seeks to identify under-valued companies with a catalyst to unlock value or improve profitability. NWQ maintains a long-term investment view and a focus on securities it believes can appreciate over an extended time, regardless of interim fluctuations. Each Fund invests primarily in U.S. equity securities, but may invest up to 35% of its net assets in non-U.S. equity securities, including up to 10% of its net assets in equity securities of companies located in emerging market countries.

Value Opportunities’ investment objective is to provide long-term capital appreciation. Under normal market conditions, the Fund invests primarily in equity securities of companies with varying market capitalizations, which may include small-, mid- and large-capitalization companies. The Fund’s sub-adviser is Tradewinds Global Investors, LLC (“Tradewinds”). Tradewinds opportunistically seeks to identify under-valued companies considering absolute valuation and security pricing in the context of industry and market conditions. Tradewind’s disciplined, value-oriented investment strategy focuses on rigorous financial statements and valuation analysis, qualitative factors and portfolio downside protection. The Fund invests primarily in U.S. equity securities, but it may invest up to 35% of its net assets in non-U.S. equity securities, including up to 10% of its net assets in equity securities of companies located in emerging market countries.

Effective October 5, 2009, Class B Shares of Small/Mid-Cap Value and Small Cap Value are no longer available through an exchange from other Nuveen funds and converted to Class A shares on October 27, 2009.

Effective January 1, 2011, the Adviser has changed its name to Nuveen Fund Advisors, Inc.

The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements in accordance with accounting principles generally accepted in the United States (“U.S. GAAP”).

Significant Accounting Policies

Investment Valuation

Common stocks and other equity-type securities are valued at the last sales price on the securities exchange on which such securities are primarily traded and are generally classified as Level 1. Securities primarily traded on the NASDAQ National Market (“NASDAQ”) are valued, except as indicated below, at the NASDAQ Official Closing Price and are generally classified as Level 1. However, securities traded on a securities exchange or NASDAQ for which there were no transactions on a given day or securities not listed on a securities exchange or NASDAQ are valued at the mean between the quoted bid and ask prices and are generally classified as

80	Nuveen Investments

Level 1. Investments in open-end funds are valued at their respective net asset values on the valuation date. These investment vehicles are generally classified as Level 1. Prices of certain American Depository Receipts (“ADR”) held by the Funds that trade in the United States are valued based on the last traded price, official closing price, or mean between the most recent bid and ask prices of the underlying non-U.S.-traded stock, adjusted as appropriate for the underlying-to-ADR conversion ratio and foreign exchange rate, and from time-to-time foreign currencies may also be adjusted further to take into account material events that may take place after the close of the local non-U.S. market but before the close of the New York Stock Exchange. These triggers generally represent a transfer from a Level 1 to a Level 2 security.

Prices of fixed-income securities are provided by a pricing service approved by the Funds’ Board of Trustees. These securities are generally classified as Level 2. Prices of fixed-income securities are based on the mean between the bid and asked price. When price quotes are not readily available, the pricing service establishes a security’s fair value using methods that may include consideration of the following: yields or prices of investments of comparable quality, type of issue, coupon, maturity and rating, market quotes or indications of value from security dealers, evaluations of anticipated cash flows or collateral, general market conditions and other information and analysis, including the obligor’s credit characteristics considered relevant. These securities are generally classified as Level 2 or Level 3, depending on the priority of the significant inputs. Highly rated zero coupon fixed-income securities, like US Treasury Bills, issued with maturities of one year or less, are valued using the amortized cost method when 60 days or less remain until maturity. With amortized cost, any discount or premium is amortized each day, regardless of the impact of fluctuating rates on the market value of the security. These securities are generally classified as Level 2.

Repurchase agreements are valued at contract amount plus interest, which approximates market value. These securities are generally classified as Level 2.

Certain securities may not be able to be priced by the pre-established pricing methods as described above. Such securities may be valued by the Funds’ Board of Trustees or its designee at fair value. These securities generally include, but are not limited to, restricted securities (securities which may not be publicly sold without registration under the Securities Act of 1933, as amended) for which a pricing service is unable to provide a market price; securities whose trading has been formally suspended; debt securities that have gone into default and for which there is no current market quotation; a security whose market price is not available from a pre-established pricing source; a security with respect to which an event has occurred that is likely to materially affect the value of the security after the market has closed but before the calculation of a Fund’s net asset value (as may be the case in non-U.S. markets on which the security is primarily traded) or make it difficult or impossible to obtain a reliable market quotation; and a security whose price, as provided by the pricing service, is not deemed to reflect the security’s fair value. As a general principle, the fair value of a security would appear to be the amount that the owner might reasonably expect to receive for them in a current sale. A variety of factors may be considered in determining the fair value of these securities, which may include consideration of the following: yields or prices of investments of comparable quality, type of issue, coupon, maturity and rating, market quotes or indications of value from security dealers, evaluations of anticipated cash flows or collateral, general market conditions and other information and analysis, including the obligor’s credit characteristics considered relevant. These securities are classified as Level 2 or as Level 3 depending on the priority of the significant inputs. Regardless of the method employed to value a particular security, all valuations are subject to review by the Funds’ Board of Trustees or its designee.

Refer to Footnote 2 – Fair Value Measurements for further details on the leveling of securities held by the Funds as of the end of the reporting period.

Investment Transactions

Investment transactions are recorded on a trade date basis. Realized gains and losses from investment transactions are determined on the specific identification method, which is the same basis used for federal income tax purposes. Investments purchased on a when-issued/delayed delivery basis may have extended settlement periods. Any investments so purchased are subject to market fluctuation during this period. The Funds have instructed the custodian to segregate assets with a current value at least equal to the amount of the when-issued/delayed delivery purchase commitments. At December 31, 2010, there were no such outstanding purchase commitments in any of the Funds.

Investment Income

Dividend income is recorded on the ex-dividend date or, for foreign securities, when information is available. Interest income, which includes the amortization of premiums and accretion of discounts for financial reporting purposes, is recorded on an accrual basis. Interest income also includes paydown gains and losses, if any.

Income Taxes

Each Fund is a separate taxpayer for federal income tax purposes. Each Fund intends to distribute substantially all of its net investment income and net capital gains to shareholders and to otherwise comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies. Therefore, no federal income tax provision is required.

For all open tax years and all major taxing jurisdictions, management of the Funds has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. Open tax years are those that are open for examination by taxing authorities (i.e., generally the last four tax year ends and the interim tax period since then). Furthermore, management of the Funds is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Nuveen Investments	81

Notes to Financial Statements (Unaudited) (continued)

Dividends and Distributions to Shareholders

Dividends from net investment income and net realized capital gains from investment transactions, if any, are declared and distributed to shareholders at least annually. Furthermore, capital gains are distributed only to the extent they exceed available capital loss carryforwards.

Distributions to shareholders are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP.

Flexible Sales Charge Program

Class A Shares are generally sold with an up-front sales charge and incur a .25% annual 12b-1 service fee. Class A Share purchases of $1 million or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge (“CDSC”) if redeemed within twelve months of purchase. Class B Shares were sold without an up-front sales charge but incur a .75% annual 12b-1 distribution fee and a .25% annual 12b-1 service fee. Class B Shares are subject to a CDSC of up to 5% depending upon the length of time the shares are held by the investor (CDSC is reduced to 0% at the end of six years). Class B Shares convert to Class A Shares eight years after purchase. Class C Shares are sold without an up-front sales charge but incur a .75% annual 12b-1 distribution fee and a ..25% annual 12b-1 service fee. Class C Shares are subject to a CDSC of 1% if redeemed within one year of purchase. Class R3 Shares are sold without an up-front sales charge but incur a .50% annual 12b-1 distribution and service fee. Class I Shares are not subject to any sales charge or 12b-1 distribution or service fees.

Foreign Currency Transactions

Each Fund is authorized to engage in foreign currency exchange transactions, including foreign currency forwards, futures, options and swap contracts. To the extent that the Funds invest in securities and/or contracts that are denominated in a currency other than U.S. dollars, the Funds will be subject to currency risk, which is the risk that an increase in the U.S. dollar relative to the foreign currency will reduce returns or portfolio value. Generally, when the U.S. dollar rises in value against a foreign currency, the Funds’ investments denominated in that currency will lose value because its currency is worth fewer U.S. dollars; the opposite effect occurs if the U.S. dollar falls in relative value. Investments and other assets and liabilities denominated in foreign currencies are converted into U.S. dollars on a spot (i.e. cash) basis at the spot rate prevailing in the foreign currency exchange market at the time of valuation. Purchases and sales of investments and income denominated in foreign currencies are translated into U.S. dollars on the respective dates of such transactions.

The books and records of the Funds are maintained in U.S. dollars. Foreign currencies, investments and other assets and liabilities are translated into U.S. dollars at 4:00 p.m. Eastern time. Investments, income and expenses are translated on the respective dates of such transactions. Net realized foreign currency gains and losses resulting from changes in exchange rates include foreign currency gains and losses between trade date and settlement date of the transactions, foreign currency transactions, and the difference between the amounts of interest and dividends recorded on the books of a Fund and the amounts actually received.

The realized and unrealized gains or losses resulting from changes in foreign currency exchange rates are recognized as a component of “Net realized gain (loss) from investments and foreign currency” and “Change in net unrealized appreciation (depreciation) of investments and foreign currency” on the Statement of Operations, when applicable.

Derivative Financial Instruments

Each Fund is authorized to invest in certain derivative instruments, including foreign currency forwards, futures, options and swap contracts. Although each Fund is authorized to invest in such derivative instruments, and may do so in the future, they did not make any such investments during the six months ended December 31, 2010.

Market and Counterparty Credit Risk

In the normal course of business each Fund may invest in financial instruments and enter into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the other party to the transaction to perform (counterparty credit risk). The potential loss could exceed the value of the financial assets recorded on the financial statements. Financial assets, which potentially expose each Fund to counterparty credit risk, consist principally of cash due from counterparties on forward, option and swap transactions, when applicable. The extent of each Fund’s exposure to counterparty credit risk in respect to these financial assets approximates their carrying value as recorded on the Statement of Assets and Liabilities. Futures contracts, when applicable, expose a Fund to minimal counterparty credit risk as they are exchange traded and the exchange’s clearing house, which is counterparty to all exchange traded futures, guarantees the futures contracts against default.

Each Fund helps manage counterparty credit risk by entering into agreements only with counterparties the Adviser believes have the financial resources to honor their obligations and by having the Adviser monitor the financial stability of the counterparties. Additionally, counterparties may be required to pledge collateral daily (based on the daily valuation of the financial asset) on behalf of each Fund with a value approximately equal to the amount of any unrealized gain above a pre-determined threshold. Reciprocally, when each Fund has an unrealized loss, the Funds have instructed the custodian to pledge assets of the Funds as collateral with a value approximately equal to the amount of the unrealized loss above a pre-determined threshold. Collateral pledges are monitored and subsequently adjusted if and when the valuations fluctuate, either up or down, by at least the predetermined threshold amount.

Repurchase Agreements

In connection with transactions in repurchase agreements, it is each Fund’s policy that its custodian take possession of the underlying collateral securities, the fair value of which exceeds the principal amount of the repurchase transaction, including accrued interest, at all times. If the counterparty defaults, and the fair value of the collateral declines, realization of the collateral may be delayed or limited.

82	Nuveen Investments

Multiclass Operations and Allocations

Income and Expenses of the Funds that were not directly attributable to a specific class of shares were prorated among the classes based on the relative net assets of each class. Expenses directly attributable to a class of shares, which presently only include 12b-1 distribution and service fees, are recorded to the specific class.

Realized and unrealized capital gains and losses of the Funds are prorated among the classes based on the relative net assets of each class.

Custodian Fee Credit

Each Fund has an arrangement with the custodian bank whereby certain custodian fees and expenses are reduced by net credits earned on each Fund’s cash on deposit with the bank. Such deposit arrangements are an alternative to overnight investments. Credits for cash balances may be offset by charges for any days on which a Fund overdraws its account at the custodian bank.

Indemnifications

Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, in the normal course of business, the Trust enters into contracts that provide general indemnifications to other parties. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. However, the Trust has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

Use of Estimates

The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results may differ from those estimates.

2. Fair Value Measurements

In determining the fair value of each Fund’s investments, various inputs are used. These inputs are summarized in the three broad levels listed below:

Level 1 –	Quoted prices in active markets for identical securities.
Level 2 –	Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3 –	Significant unobservable inputs (including management’s assumptions in determining the fair value of investments).

The inputs or methodologies used for valuing securities are not an indication of the risk associated with investing in those securities.

The following is a summary of each Fund’s fair value measurements as of December 31, 2010:

Multi-Manager Large-Cap Value	Level 1	Level 2	Level 3	Total
Investments:
Common Stocks	$335,010,904	$—	$—	$335,010,904
Investment Companies	2,594,800	—	—	2,594,800
Short-Term Investments	—	3,924,662	—	3,924,662
Total	$337,605,704	$3,924,662	$—	$341,530,366

Multi-Cap Value	Level 1	Level 2	Level 3	Total
Investments:
Common Stocks	$332,962,112	$—	$—	$332,962,112
Short-Term Investments	—	3,545,084	—	3,545,084
Total	$332,962,112	$3,545,084	$—	$336,507,196

Large-Cap Value	Level 1	Level 2	Level 3	Total
Investments:
Common Stocks	$310,904,039	$—	$—	$310,904,039
Short-Term Investments	—	9,464,754	—	9,464,754
Total	$310,904,039	$9,464,754	$—	$320,368,793

Small/Mid-Cap Value	Level 1	Level 2	Level 3	Total
Investments:
Common Stocks	$15,609,295	$—	$—	$15,609,295
Short-Term Investments	—	891,502	—	891,502
Total	$15,609,295	$891,502	$—	$16,500,797

Small-Cap Value	Level 1	Level 2	Level 3	Total
Investments:
Common Stocks	$119,035,558	$—	$—	$119,035,558
Short-Term Investments	—	3,729,772	—	3,729,772
Total	$119,035,558	$3,729,772	$—	$122,765,330

Nuveen Investments	83

Notes to Financial Statements (Unaudited) (continued)

Value Opportunities	Level 1	Level 2	Level 3	Total
Investments:
Common Stocks*	$1,916,210,177	$217,084,347	$—	$2,133,294,524
Convertible Preferred Securities	—	68,069,291	—	68,069,291
Convertible Bonds	—	148,116,880	—	148,116,880
Short-Term Investments	—	402,617,070	—	402,617,070
Total	$1,916,210,177	$835,887,588	$—	$2,752,097,765
*	Refer to the Fund’s Portfolio of Investments for industry breakdown of Common Stocks classified as Level 2.

During the period ended December 31, 2010, the Funds recognized no significant transfers to/from Level 1, Level 2 or Level 3.

3. Derivative Instruments and Hedging Activities

The Funds record derivative instruments at fair value, with changes in fair value recognized on the Statement of Operations, when applicable. Even though the Funds’ investments in derivatives may represent economic hedges, they are not considered to be hedge transactions for financial reporting purposes. The Funds did not invest in derivative instruments during the six months ended December 31, 2010.

4. Fund Shares

Transactions in Fund shares were as follows:

	Multi-Manager Large-Cap Value
	Six Months Ended 12/31/10		Year Ended 6/30/10
	Shares	Amount	Shares	Amount
Shares sold:
Class A	650,692	$11,452,392	1,676,101	$28,372,824
Class A – automatic conversion of Class B Shares	1,714	30,253	13,936	235,899
Class B	1,525	25,762	1,985	33,090
Class C	37,320	656,828	97,095	1,600,643
Class R3	—	—	—	—
Class I	175,513	3,253,632	420,151	7,220,894
Shares issued to shareholders due to reinvestment of distributions:
Class A	137,700	2,645,224	223,062	3,843,347
Class B	350	6,555	1,268	21,300
Class C	3,150	58,810	7,793	130,619
Class R3	—	—	—	—
Class I	17,140	330,279	22,111	382,077
	1,025,104	18,459,735	2,463,502	41,840,693
Shares redeemed:
Class A	(1,323,561)	(23,650,355)	(2,910,640)	(49,432,426)
Class B	(21,002)	(361,829)	(80,313)	(1,311,698)
Class B – automatic conversion to Class A Shares	(1,768)	(30,253)	(14,332)	(235,899)
Class C	(89,630)	(1,541,593)	(252,676)	(4,153,799)
Cass R3	(4,045)	(75,035)	—	—
Class I	(144,495)	(2,593,057)	(185,922)	(3,182,865)
	(1,584,501)	(28,252,122)	(3,443,883)	(58,316,687)
Net increase (decrease)	(559,397)	$(9,792,387)	(980,381)	$(16,475,994)

84	Nuveen Investments

	Multi-Cap Value
	Six Months Ended 12/31/10		Year Ended 6/30/10
	Shares	Amount	Shares	Amount
Shares sold:
Class A	91,700	$1,545,904	627,873	$9,323,721
Class A – automatic conversion of Class B Shares	545	8,635	2,673	42,121
Class B	431	7,614	8,749	123,334
Class C	48,450	778,032	184,090	2,656,674
Class R3	—	—	5,266	80,000
Class I	2,534,175	41,444,106	10,184,665	153,008,493
Shares issued to shareholders due to reinvestment of distributions:
Class A	—	—	11,622	178,402
Class B	—	—	—	—
Class C	—	—	—	—
Class R3	—	—	—	—
Class I	—	—	49,684	762,150
	2,675,301	43,784,291	11,074,622	166,174,895
Shares redeemed:
Class A	(693,250)	(11,483,000)	(2,751,308)	(41,130,477)
Class B	(156,624)	(2,475,135)	(280,574)	(4,105,538)
Class B – automatic conversion to Class A Shares	(566)	(8,635)	(2,766)	(42,121)
Class C	(729,322)	(11,557,099)	(1,778,572)	(25,758,309)
Class R3	(5,545)	(95,541)	—	—
Class I	(7,942,482)	(135,590,922)	(13,730,474)	(196,332,437)
	(9,527,789)	(161,210,332)	(18,543,694)	(267,368,882)
Net increase (decrease)	(6,852,488)	$(117,426,041)	(7,469,072)	$(101,193,987)

	Large-Cap Value
	Six Months Ended 12/31/10		Year Ended 6/30/10
	Shares	Amount	Shares	Amount
Shares sold:
Class A	207,873	$3,407,350	751,282	$11,492,047
Class B	819	13,012	6,984	104,974
Class C	45,527	747,661	198,629	2,979,285
Class R3	—	—	3,281	50,000
Class I	3,057,970	50,607,622	15,731,019	251,410,162
Shares issued to shareholders due to reinvestment of distributions:
Class A	1,685	30,408	—	—
Class B	—	—	—	—
Class C	—	—	—	—
Class R3	—	—	—	—
Class I	61,650	1,112,787	9,607	150,445
	3,375,524	55,918,840	16,700,802	266,186,913
Shares redeemed:
Class A	(134,271)	(2,194,074)	(290,821)	(4,518,603)
Class B	(759)	(12,152)	(7,652)	(117,818)
Class C	(28,776)	(452,432)	(52,499)	(789,834)
Class R3	—	—	—	—
Class I	(3,905,540)	(62,875,517)	(2,686,292)	(41,433,140)
	(4,069,346)	(65,534,175)	(3,037,264)	(46,859,395)
Net increase (decrease)	(693,822)	$(9,615,335)	13,663,538	$219,327,518

Nuveen Investments	85

Notes to Financial Statements (Unaudited) (continued)

	Small/Mid-Cap Value
	Six Months Ended 12/31/10		Year Ended 6/30/10
	Shares	Amount	Shares	Amount
Shares sold:
Class A	60,791	$1,016,711	241,034	$3,457,571
Class B	—	—	—	—
Class C	8,361	136,481	8,768	126,801
Class R3	—	—	3,695	50,000
Class I	162,388	2,762,732	362,144	5,120,214
Shares issued to shareholders due to reinvestment of distributions:
Class A	—	—	—	—
Class B	—	—	—	—
Class C	—	—	—	—
Class R3	—	—	—	—
Class I	—	—	—	—
	231,540	3,915,924	615,641	8,754,586
Shares redeemed:
Class A	(54,701)	(876,650)	(138,059)	(2,080,874)
Class B	—	—	(3,131)	(41,857)
Class C	(11,252)	(178,463)	(19,452)	(273,599)
Class R3	—	—	—	—
Class I	(63,805)	(1,045,210)	(197,171)	(2,793,671)
	(129,758)	(2,100,323)	(357,813)	(5,190,001)
Net increase (decrease)	101,782	$1,815,601	257,828	$3,564,585

	Small-Cap Value
	Six Months Ended 12/31/10		Year Ended 6/30/10
	Shares	Amount	Shares	Amount
Shares sold:
Class A	87,319	$1,881,355	382,855	$7,506,236
Class B	—	—	—	—
Class C	12,355	264,886	48,848	835,965
Class R3	—	—	2,767	50,000
Class I	976,870	21,528,470	1,072,278	19,255,993
Shares issued to shareholders due to reinvestment of distributions:
Class A	—	—	157	2,887
Class B	—	—	—	—
Class C	—	—	—	—
Class R3	—	—	—	—
Class I	—	—	9,463	175,154
	1,076,544	23,674,711	1,516,368	27,826,235
Shares redeemed:
Class A	(169,528)	(3,924,560)	(546,989)	(9,955,503)
Class B	—	—	(12,603)	(214,987)
Class C	(20,933)	(417,079)	(101,700)	(1,781,003)
Class R3	—	—	—	—
Class I	(539,375)	(11,300,994)	(1,407,884)	(26,071,503)
	(729,836)	(15,642,633)	(2,069,176)	(38,022,996)
Net increase (decrease)	346,708	$8,032,078	(552,808)	$(10,196,761)

86	Nuveen Investments

	Value Opportunities
	Six Months Ended 12/31/10		Year Ended 6/30/10
	Shares	Amount	Shares	Amount
Shares sold:
Class A	10,076,173	$338,851,856	14,799,422	$432,820,362
Class A – automatic conversion of Class B Shares	366	11,749	268	8,362
Class B	6,913	228,431	12,924	368,325
Class C	3,048,571	100,106,022	3,311,121	96,049,664
Class R3	41,877	1,408,452	39,711	1,215,106
Class I	11,920,521	399,764,540	18,071,924	529,280,948
Shares issued to shareholders due to reinvestment of distributions:
Class A	1,243,373	43,510,134	—	—
Class B	6,776	230,906	—	—
Class C	268,945	9,162,152	—	—
Class R3	901	31,501	—	—
Class I	1,130,120	39,706,809	—	—
	27,744,536	933,012,552	36,235,370	1,059,742,767
Shares redeemed:
Class A	(2,897,821)	(96,279,117)	(8,367,527)	(241,527,563)
Class B	(9,862)	(318,620)	(26,775)	(769,996)
Class B – automatic conversion to Class A Shares	(376)	(11,749)	(273)	(8,362)
Class C	(558,827)	(17,985,673)	(846,652)	(24,411,478)
Class R3	(11,803)	(393,124)	(8,289)	(243,107)
Class I	(9,383,040)	(307,859,305)	(7,004,555)	(205,984,556)
	(12,861,729)	(422,847,588)	(16,254,071)	(472,945,062)
Net increase (decrease)	14,882,807	$510,164,964	19,981,299	$586,797,705

5. Investment Transactions

Purchases and sales (including maturities but excluding short-term investments), during the six months ended December 31, 2010, were as follows:

	Multi-Manager Large-Cap Value	Multi-Cap Value	Large-Cap Value	Small/Mid-Cap Value	Small-Cap Value	Value Opportunities
Purchases	$114,837,868	$30,393,621	$37,639,130	$3,638,594	$33,905,940	$761,778,213
Sales and maturities	124,395,582	141,235,411	46,679,537	2,555,650	26,249,914	494,882,964

6. Income Tax Information

The following information is presented on an income tax basis. Differences between amounts for financial statement and federal income tax purposes are primarily due to timing differences in recognizing certain gains and losses on investment transactions. To the extent that differences arise that are permanent in nature, such amounts are reclassified within the capital accounts as detailed below. Temporary differences do not require reclassification. Temporary and permanent differences do not impact the net asset values of the Funds.

At December 31, 2010, the cost and unrealized appreciation (depreciation) of investments, as determined on a federal income tax basis, were as follows:

	Multi-Manager Large-Cap Value	Multi-Cap Value	Large-Cap Value	Small/Mid-Cap Value	Small-Cap Value	Value Opportunities
Cost of investments	$288,855,060	$288,648,234	$280,026,224	$12,476,883	$101,681,211	$2,317,864,494
Gross unrealized:
Appreciation	$63,991,434	$75,192,453	$44,075,942	$4,277,155	$28,644,525	$460,343,231
Depreciation	(11,316,128)	(27,333,491)	(3,733,373)	(253,241)	(7,560,406)	(26,109,960)
Net unrealized appreciation (depreciation) of investments	$52,675,306	$47,858,962	$40,342,569	$4,023,914	$21,084,119	$434,233,271

Nuveen Investments	87

Notes to Financial Statements (Unaudited) (continued)

Permanent differences, primarily due to federal taxes paid, net operating losses, return of capital distribution, foreign currency reclassifications, adjustments for investments in passive foreign investment companies, and litigation proceeds, resulted in reclassifications among the Funds’ components of net assets at June 30, 2010, the Funds’ last tax year-end, as follows:

	Multi-Manager Large-Cap Value	Multi-Cap Value	Large-Cap Value	Small/Mid-Cap Value	Small-Cap Value	Value Opportunities
Capital paid-in	$—	$(1,600,145)	$(6,207)	$(49,429)	$(257,591)	$501,693
Undistributed (Over-distribution of) net investment income	830,322	1,597,161	(531)	49,429	257,265	(253,772)
Accumulated net realized gain (loss)	(830,322)	2,984	6,738	—	326	(247,921)

The tax components of undistributed net ordinary income and net long-term capital gains at June 30, 2010, the Funds’ last tax year end, were as follows:

	Multi-Manager Large-Cap Value	Multi-Cap Value	Large-Cap Value	Small/Mid-Cap Value	Small-Cap Value	Value Opportunities
Undistributed net ordinary income*	$3,859,724	$—	$739,073	$—	$—	$45,934,751
Undistributed net long-term capital gains	—	—	—	—	—	—
*	Net ordinary income consists of net taxable income derived from dividends, interest, and net short-term capital gains, if any.

The tax character of distributions paid during the Funds’ last tax year ended June 30, 2010, was designated for purposes of the dividends paid deduction as follows:

	Multi-Manager Large-Cap Value	Multi-Cap Value	Large-Cap Value	Small/Mid-Cap Value	Small-Cap Value	Value Opportunities
Distributions from net ordinary income*	$5,598,084	$673,015	$165,020	$—	$195,735	$—
Distributions from net long-term capital gains	—	—	—	—	—	—
Return of capital	—	368,431	—	—	—	—
*	Net ordinary income consists of net taxable income derived from dividends, interest, and net short-term capital gains, if any.

At June 30, 2010, the Funds’ last tax year end, the following Funds had unused capital loss carryforwards available for federal tax purposes to be applied against future capital gains, if any. If not applied, the carryforwards will expire as follows:

	Multi-Manager Large-Cap Value	Multi-Cap Value	Large-Cap Value	Small/Mid-Cap Value	Small-Cap Value
June 30, 2016	$—	$16,839,859	$—	$13,065,462	$2,490,066
June 30, 2017	24,629,447	174,357,114	3,754,035	21,132,667	16,942,331
June 30, 2018	66,004,538	100,615,795	—	838,796	46,609,617
Total	$90,633,985	$291,812,768	$3,754,035	$35,036,925	$66,042,014

Small/Mid-Cap Value’s capital loss carryforward is subject to an annual limitation under the Internal Revenue Code and related regulations.

During the last tax year ended June 30, 2010, the following Funds utilized their capital loss carryforwards as follows:

	Large-Cap Value	Value Opportunities
Capital loss carryforward utilized	$126,360	$11,117,092

The following Funds have elected to defer net realized losses from investments incurred from November 1, 2009 through June 30, 2010, the Funds’ last tax year end, (“post-October losses”) in accordance with federal income tax regulations. Post-October losses are treated as having arisen on the first day of the current fiscal year:

	Multi-Manager Large-Cap Value	Multi-Cap Value	Large-Cap Value
Post-October currency losses	$1,971	$583	$366

88	Nuveen Investments

7. Management Fees and Other Transactions with Affiliates

Each Fund’s management fee consists of two components – a fund-level fee, based only on the amount of assets within the Fund, and a complex-level fee, based on the aggregate amount of all eligible fund assets managed by the Adviser. This pricing structure enables Fund shareholders to benefit from growth in the assets within their Fund as well as from growth in the amount of complex-wide assets managed by the Adviser.

The annual fund-level fee for each Fund, payable monthly, is calculated according to the following schedule:

Average Daily Net Assets	Multi-Manager Large-Cap Value Fund-Level Fee Rate	Multi-Cap Value Fund-Level Fee Rate	Large-Cap Value Fund-Level Fee Rate	Small/Mid-Cap Value Fund-Level Fee Rate	Small-Cap Value Fund-Level Fee Rate	Value Opportunities Fund-Level Fee Rate
For the first $125 million	.5500%	.6300%	.5500%	.6000%	.7500%	.6300%
For the next $125 million	.5375	.6175	.5375	.5875	.7375	.6175
For the next $250 million	.5250	.6050	.5250	.5750	.7250	.6050
For the next $500 million	.5125	.5925	.5125	.5625	.7125	.5925
For the next $1 billion	.5000	.5800	.5000	.5500	.7000	.5800
For net assets over $2 billion	.4750	.5550	.4750	.5250	.6750	.5550

The annual complex-level fee for each Fund, payable monthly, is calculated according to the following schedule:

Complex-Level Managed Asset Breakpoint Level*	Effective Rate at Breakpoint Level
$55 billion	.2000%
$56 billion	.1996
$57 billion	.1989
$60 billion	.1961
$63 billion	.1931
$66 billion	.1900
$71 billion	.1851
$76 billion	.1806
$80 billion	.1773
$91 billion	.1691
$125 billion	.1599
$200 billion	.1505
$250 billion	.1469
$300 billion	.1445

*	The complex-level fee is calculated based upon the aggregate daily managed assets of all Nuveen Funds that constitute “eligible assets”. Eligible assets do not include assets attributable to investments in other Nuveen Funds and assets in excess of $2 billion added to the Nuveen Fund complex in connection with the Adviser’s assumption of the management of the former First American Funds effective January 1, 2011. Managed assets include closed-end fund assets managed by the Adviser that are attributable to financial leverage. For these purposes, financial leverage includes the closed-end funds’ use of preferred stock and borrowings and certain investments in the residual interest certificates (also called inverse floating rate securities) in tender option bond (TOB) trusts, including the portion of assets held by a TOB trust that has been effectively financed by the trust’s issuance of floating rate securities, subject to an agreement by the Adviser as to certain funds to limit the amount of such assets for determining managed assets in certain circumstances. As of December 31, 2010, the complex-level fee rate was .1831%.

The management fee compensates the Adviser for the overall investment advisory and administrative services and general office facilities it provides for the Funds. The Adviser has entered into Sub-Advisory Agreements with HydePark, Symphony, ICAP, NWQ and Tradewinds (collectively the “Sub-Advisers”). The Sub-Advisers are compensated for their sub-advisory services to the Funds from the management fee paid to the Adviser.

The Adviser has agreed to waive fees and reimburse expenses (“Expense Cap”) of the following Funds so that total annual Fund operating expenses (excluding 12b-1 distribution and service fees, interest expenses, taxes, fees incurred in acquiring and disposing of portfolio securities and extraordinary expenses) do not exceed the percentage of each Fund’s average daily net assets, for each share class and for the time periods stated, as set fourth in the following table:

Fund	Temporary Expense Cap	Temporary Expense Cap Expiration Date	Permanent Expense Cap
Multi-Manager Large-Cap Value	0.95%	October 31, 2011	1.20%
NWQ Large-Cap Value	1.10	October 31, 2011	1.35
NWQ Small/Mid-Cap Value	1.10	October 31, 2011	1.45
NWQ Small-Cap Value	1.25	July 31, 2010	1.50
Tradewinds Value Opportunities	N/A	N/A	1.50

The Adviser may voluntarily reimburse expenses from time to time in any of the Funds. Voluntary reimbursements may be terminated at any time at the Adviser's discretion.

The Trust pays no compensation directly to those of its trustees who are affiliated with the Adviser or to its officers, all of whom receive remuneration for their services to the Trust from the Adviser or its affiliates. The Board of Trustees has adopted a deferred

Nuveen Investments	89

Notes to Financial Statements (Unaudited) (continued)

compensation plan for independent trustees that enables trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from certain Nuveen advised funds. Under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of select Nuveen advised funds.

During the six months ended December 31, 2010, Nuveen Investments, LLC (the “Distributor”), a wholly-owned subsidiary of Nuveen, collected sales charges on purchases of Class A Shares, the majority of which were paid out as concessions to financial intermediaries as follows:

	Multi-Manager Large-Cap Value	Multi-Cap Value	Large-Cap Value	Small/Mid-Cap Value	Small-Cap Value	Value Opportunities
Sales charges collected	$14,667	$8,658	$18,448	$13,175	$3,435	$1,817,653
Paid to financial intermediaries	12,849	7,631	16,101	11,521	3,000	1,614,175

The Distributor also received 12b-1 service fees on Class A Shares, substantially all of which were paid to compensate financial intermediaries for providing services to shareholders relating to their investments.

During the six months ended December 31, 2010, the Distributor compensated financial intermediaries directly with commission advances at the time of purchase as follows:

	Multi-Manager Large-Cap Value	Multi-Cap Value	Large-Cap Value	Small/Mid-Cap Value	Small-Cap Value	Value Opportunities
Commission advances	$3,778	$6,175	$6,227	$1,227	$2,455	$1,114,778

To compensate for commissions advanced to financial intermediaries, all 12b-1 service fees collected on Class B Shares during the first year following a purchase, all 12b-1 distribution fees collected on Class B Shares, and all 12b-1 service and distribution fees collected on Class C Shares during the first year following a purchase are retained by the Distributor. During the six months ended December 31, 2010, the Distributor retained such 12b-1 fees as follows:

	Multi-Manager Large-Cap Value	Multi-Cap Value	Large-Cap Value	Small/Mid-Cap Value	Small-Cap Value	Value Opportunities
12b-1 fees retained	$13,207	$70,606	$13,189	$727	$2,798	$598,636

The remaining 12b-1 fees charged to the Funds were paid to compensate financial intermediaries for providing services to shareholders relating to their investments.

The Distributor also collected and retained CDSC on share redemptions during the six months ended December 31, 2010, as follows:

	Multi-Manager Large-Cap Value	Multi-Cap Value	Large-Cap Value	Small/Mid-Cap Value	Small-Cap Value	Value Opportunities
CDSC retained	$1,404	$31,804	$677	$18	$261	$39,195

At December 31, 2010, Nuveen owned shares of the Funds as follows:

	Multi-Manager Large-Cap Value	Multi-Cap Value	Large-Cap Value	Small/Mid-Cap Value	Small-Cap Value	Value Opportunities
Class A	—	165	—	—	—	—
Class B	—	—	—	N/A	N/A	—
Class C	—	84	—	—	—	—
Class R3	2,758	2,978	3,281	3,695	2,767	1,432
Class I	—	84	—	—	—	—

90	Nuveen Investments

Notes

Nuveen Investments	91

Notes

92	Nuveen Investments

Notes

Nuveen Investments	93

Glossary of Terms Used in this Report

Average Annual Total Return: This is a commonly used method to express an investment’s performance over a particular, usually multi-year time period. It expresses the return that would have been necessary each year to equal the investment’s actual cumulative performance (including change in NAV or offer price and reinvested dividends and capital gains distributions, if any) over the time period being considered.

Net Asset Value (NAV): A Fund’s NAV is the dollar value of one share in the Fund. It is calculated by subtracting the liabilities of the Fund from its total assets and then dividing the remainder by the number of shares outstanding. Fund NAVs are calculated at the end of each business day.

94	Nuveen Investments

Fund Information

Fund Manager

Nuveen Fund Advisors, Inc.

333 West Wacker Drive

Chicago, IL 60606

Sub-Advisers

Institutional Capital LLC

225 West Wacker Drive

Chicago, IL 60606

Nuveen Hyde Park Group, LLC

111 West Jackson Blvd.

Suite 1411

Chicago, IL 60604

NWQ Investment Management Company, LLC

2049 Century Park East

Los Angeles, CA 90067

Symphony Asset Management, LLC

555 California Street

Rene Suite 2975

San Francisco, CA 94104

Tradewinds Global Investors, LLC

2049 Century Park East

Los Angeles, CA 90067

Legal Counsel

Chapman and Cutler LLP

Chicago, IL

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

Chicago, IL

Custodian

State Street Bank & Trust Company

Boston, MA

Transfer Agent and Shareholder Services

Boston Financial

Data Services

Nuveen Investor Services

P.O. Box 8530

Boston, MA 02266-8530

(800) 257-8787

Quarterly Portfolio of Investments and Proxy Voting Information: You may obtain (i) each Fund’s quarterly portfolio of investments, (ii) information regarding how the Funds voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, and (iii) a description of the policies and procedures that the Funds used to determine how to vote proxies relating to portfolio securities without charge, upon request, by calling Nuveen Investments at (800) 257-8787 or on Nuveen’s website at www.nuveen.com.

You may also obtain this and other Fund information directly from the Securities and Exchange Commission (SEC). The SEC may charge a copying fee for this information. Visit the SEC on-line at http://www.sec.gov or in person at the SEC’s Public Reference Room in Washington, D.C. Call the SEC at (202) 942-8090 for room hours and operation. You may also request fund information by sending an e-mail request to publicinfo@sec.gov or by writing to the SEC’s Public Reference Section at 100 F Street NE, Washington, D.C. 20549.

The Financial Industry Regulatory Authority (FINRA) provides a Public Disclosure Program which supplies certain information regarding the disciplinary history of FINRA members and their associated persons in response to either telephone inquiries at (800) 289-9999 or written inquiries at www.finra.org. FINRA also provides an investor brochure that includes information describing the Public Disclosure Program.

Nuveen Investments	95

Nuveen Investments:

Serving Investors for Generations

Since 1898, financial advisors and their clients have relied on Nuveen Investments to provide dependable investment solutions through continued adherence to proven, long-term investing principles. Today, we offer a range of high quality equity and fixed-income solutions designed to be integral components of a well-diversified core portfolio.

Focused on meeting investor needs.

Nuveen Investments is a global investment management firm that seeks to help secure the long-term goals of institutions and high net worth investors as well as the consultants and financial advisors who serve them. We market our growing range of specialized investment solutions under the high-quality brands of HydePark, NWQ, Nuveen Asset Management, Santa Barbara, Symphony, Tradewinds and Winslow Capital. In total, Nuveen Investments managed approximately $195 billion of assets as of December 31, 2010.

Find out how we can help you.

To learn more about how the products and services of Nuveen Investments may be able to help you meet your financial goals, talk to your financial advisor, or call us at (800) 257-8787. Please read the information provided carefully before you invest. Investors should consider the investment objective and policies, risk considerations, charges and expenses of any investment carefully. Where applicable, be sure to obtain a prospectus, which contains this and other relevant information. To obtain a prospectus, please contact your securities representative or Nuveen Investments, 333 W. Wacker Dr., Chicago, IL 60606. Please read the prospectus carefully before you invest or send money.

Learn more about Nuveen Funds at: www.nuveen.com/mf

Nuveen makes things e-simple.

It only takes a minute to sign up for e-Reports. Once enrolled, you’ll receive an e-mail as soon as your Nuveen Fund information is ready — no more waiting for delivery by regular mail. Just click on the link within the e-mail to see the report and save it on your computer if you wish.

Free e-Reports right to your e-mail!

www.investordelivery.com

If you receive your Nuveen Fund distributions and statements from your financial advisor or brokerage account.

OR

www.nuveen.com/accountaccess

If you receive your Nuveen Fund distributions and statements directly from Nuveen.

Distributed by Nuveen Investments, LLC 333 West Wacker Drive Chicago, IL 60606 www.nuveen.com

MSA-NWQ-1210D

Mutual Funds

Nuveen Asset Allocation Funds

For investors seeking attractive long-term total return.

Semi-Annual Report

December 31, 2010

Share Class / Ticker Symbol

Fund Name	Class A	Class B	Class C	Class R3	Class I
Nuveen Growth Allocation Fund	NGOAX	NGVBX	NGVCX	NGATX	NGVRX
Nuveen Moderate Allocation Fund	NNSAX	NNSBX	NUVCX	NMATX	NNSRX
Nuveen Conservative Allocation Fund	NBMSX	NMNBX	NBMCX	NALTX	NMNRX

INVESTMENT ADVISER NAME CHANGE

Effective January 1, 2011, Nuveen Asset Management, the Funds’ investment adviser, changed its name to Nuveen Fund Advisors, Inc. (“Nuveen Fund Advisors”). Concurrently, Nuveen Fund Advisors formed a wholly-owned subsidiary, Nuveen Asset Management, LLC, to house its portfolio management capabilities.

NUVEEN INVESTMENTS COMPLETES STRATEGIC COMBINATION WITH FAF ADVISORS

On December 31, 2010, Nuveen Investments completed the strategic combination between Nuveen Asset Management, LLC, the largest investment affiliate of Nuveen Investments, and FAF Advisors. As part of this transaction, U.S. Bancorp – the parent of FAF Advisors – received cash consideration and a 9.5% stake in Nuveen Investments in exchange for the long term investment business of FAF Advisors, including investment-management responsibilities for the non-money market mutual funds of the First American Funds family.

The approximately $27 billion of mutual fund and institutional assets managed by FAF Advisors, along with the investment professionals managing these assets and other key personnel, have become part of Nuveen Asset Management, LLC. With these additions to Nuveen Asset Management, LLC, this affiliate now manages more than $100 billion of assets across a broad range of strategies from municipal and taxable fixed income to traditional and specialized equity investments.

This combination does not affect the investment objectives or strategies of the Funds in this report. Over time, Nuveen Investments expects that the combination will provide even more ways to meet the needs of investors who work with financial advisors and consultants by enhancing the multi-boutique model of Nuveen Investments, which also includes highly respected investment teams at HydePark, NWQ Investment Management, Santa Barbara Asset Management, Symphony Asset Management, Tradewinds Global Investors and Winslow Capital. Nuveen Investments managed approximately $195 billion of assets as of December 31, 2010.

Must be preceded by or accompanied by a prospectus.	NOT FDIC INSURED	MAY LOSE VALUE	NO BANK GUARANTEE

Chairman’s

Letter to Shareholders

Dear Shareholders,

The global economy recorded another year of recovery from the financial and economic crises of 2008, but many of the factors that caused the crises still weigh on the prospects for continued recovery. In the U.S., ongoing weakness in housing values is putting pressure on homeowners and mortgage lenders. Similarly, the strong earnings recovery for corporations and banks has not been translated into increased hiring or more active lending. In addition, media and analyst reports on the fiscal conditions of various state and local entities have raised concerns with some investors. Globally, deleveraging by private and public borrowers is inhibiting economic growth and this process is far from complete.

Encouragingly, a variety of constructive actions are being taken by governments around the world to stimulate further recovery. In the U.S., the recent passage of a stimulatory tax bill relieves some of the pressure on the Federal Reserve System to promote economic expansion through quantitative easing and offers the promise of faster economic growth. A number of European governments are undertaking programs that could significantly reduce their budget deficits. Governments across the emerging markets are implementing various steps to deal with global capital flows without undermining international trade and investment.

The success of these government actions could have an important impact on whether 2011 brings further economic recovery and financial market progress. One risk associated with the extraordinary efforts to strengthen U.S. economic growth is that the debt of the U.S. government will continue to grow to unprecedented levels. Another risk is that over time there could be upward pressures on asset values in the U.S. and abroad, because what happens in the U.S. impacts the rest of the world economy. We must hope that the progress made on the fiscal front in 2010 will continue into 2011. In this environment, your Nuveen investment team continues to seek sustainable investment opportunities and to remain alert to potential risks in a recovery still facing many headwinds. On your behalf, we monitor their activities to assure they maintain their investment disciplines.

As you will note elsewhere in this report, on January 1, 2011, Nuveen Investments completed the acquisition of FAF Advisors, Inc., the manager of the First American Funds. The acquisition adds highly respected and distinct investment teams to meet the needs of investors and their advisors and is designed to benefit all fund shareholders by creating a fund organization with the potential for further economies of scale and the ability to draw from even greater talent and expertise to meet these investor needs.

As always, I encourage you to contact your financial consultant if you have any questions about your investment in a Nuveen fund. On behalf of the other members of your Fund Board, we look forward to continuing to earn your trust in the months and years ahead.

Sincerely,

Robert P. Bremner

Chairman of the Board and Lead Independent Director

February 22, 2011

4	Nuveen Investments

Portfolio Manager’s Comments

Certain statements in this report are forward-looking statements. Discussions of specific investments are for illustration only and are not intended as recommendations of individual investments. The forward-looking statements and other views expressed herein are those of the portfolio manager as of the date of this report. Actual future results or occurrences may differ significantly from those anticipated in any forward-looking statements and the views expressed herein are subject to change at any time, due to numerous market and other factors. The Funds disclaim any obligation to update publicly or revise any forward-looking statements or views expressed herein.

The Nuveen Growth Allocation, the Nuveen Moderate Allocation and the Nuveen Conservative Allocation Funds feature portfolio management by Nuveen Investment Solutions, Inc. (NIS), an affiliate of Nuveen Investments. The Funds are managed by John Simmons, CFA, Managing Director and Portfolio Manager for NIS. John as more than 14 years of investment management experience.

We recently asked John to discuss key portfolio management strategies and the performance of these three Funds for the six-month period ended December 31, 2010.

How did the Funds perform during the six-month period ended December 31, 2010?

The table on page nine provides performance information for the three Funds for the periods ended December 31, 2010. The table also compares each Fund’s performance to a peer group, appropriate composite benchmark and general market index. A more detailed discussion of each Fund’s relative performance is provided later in this report.

What strategies were used to manage the Funds during the reporting period?

All of these Funds are managed using the same strategic approach. This involves seeking to: (1) identify a universe of investable asset classes with different risks, returns and relationships, (2) determine an allocation policy among these asset classes that produces the highest expected return consistent with a targeted level of investment risk, (3) utilize liquid, transparent, and value-added investment funds within each asset class, (4) structure these funds to produce value-added performance consistent with the Funds’ active management risk budgets, and (5) monitor, refine and revise all the investment inputs that go into each Fund’s portfolio building process.

How did these strategies influence performance?

Nuveen Growth Allocation Fund

The Fund’s Class A shares at net asset value outperformed the Lipper Mixed-Asset Target Allocation Growth Funds Category Average and the Growth Allocation Composite and modestly underperformed the S&P 500 Index.

Nuveen Investments	5

The Growth Allocation Fund’s policy allocation as of December 31, 2010, is presented below:

Asset Class	Asset Class Policy Weight
Domestic Equity	24%
International Equity	49%
Global Resources	2%
U.S. Public Real Estate	5%
Domestic Fixed Income	1%
Domestic High Yield	8%
TIPS	4%
Convertibles	1%
Commodities	2%
Preferreds	2%
Short Duration & Cash	2%
Total	100%

As noted above, NIS monitors and manages the risk factors that impact the Fund’s performance, including (1) Investment Policy/Capital Market Risk, (2) Investment Style Risk, (3) Active Management Risk, and (4) Allocation Tactics Risk. The impact of each of these factors is quantified and analyzed as a part of our ongoing feedback and control management process.

Investment policy/capital market risk typically will have the largest performance impact on the Fund. For the six-month reporting period, our asset class allocations produced a return of 20.2%, primarily because almost all capital market segments performed well across the globe.

Investment style risk involves an allocation policy to investment managers whose styles, in aggregate, differ from the asset class market target. NIS attempts to minimize this risk by investing in the Nuveen U.S. Equity Completeness Fund to gain exposure to the domestic equity asset class and in various exchange-traded funds to gain exposure to the international equity asset class. The return impact from investment style risk was slightly negative within international equity and negligible to slightly positive elsewhere during the reporting period.

Active management risk consists of the performance differential between an investment manager’s actual performance and the performance of the respective benchmark. NIS seeks to manage this active management risk by structuring teams of managers within asset classes that are believed to have the best chance of outperforming, in aggregate, their asset class target. During the reporting period, the Fund’s investment managers, in aggregate, generated positive incremental returns relative to their benchmarks. Manager performance within the high yield bond asset class, which consisted of one mutual fund manager for most of the reporting period, generated the greatest level of outperformance. Strong manager performance was also realized in the global resources, international equity and domestic equity asset classes.

Allocation tactic risk involves the deviations of actual allocations versus the policy allocation weights. These deviations are often due to movements in the capital markets as

6	Nuveen Investments

well as to daily cash flows into and out of the Fund. During the reporting period, the performance impact due to allocation tactics has had a small, positive impact on total Fund performance.

Nuveen Moderate Allocation Fund

The Fund’s Class A shares at net asset value outperformed the Lipper Mixed-Asset Target Allocation Moderate Funds Category Average and the Moderate Allocation Composite. It underperformed the S&P 500 Index during the six-month reporting period.

The Moderate Allocation Fund’s policy allocation as of December 31, 2010, is presented below:

Asset Class	Asset Class Policy Weight
Domestic Equity	19%
International Equity	33%
Global Resources	2%
U.S. Public Real Estate	4%
Domestic Fixed Income	4%
Domestic High Yield	14%
TIPS	11%
Convertibles	1%
Commodities	2%
Preferreds	2%
Short Duration & Cash	8%
Total	100%

As noted above, NIS monitors and manages the risk factors that impact the Fund’s performance, including (1) Investment Policy/Capital Market Risk, (2) Investment Style Risk, (3) Active Management Risk, and (4) Allocation Tactics Risk. The impact of each of these factors is quantified and analyzed as a part of our ongoing feedback and control management process.

Investment policy/capital market risk will typically have the largest performance impact on the Fund. During the reporting period, our asset class allocations produced a return of 16.1%, primarily because almost all capital market segments performed well across the globe.

Investment style risk involves an allocation policy to investment managers whose styles, in aggregate, differ from the asset class market target. NIS attempts to minimize this risk by investing in the Nuveen U.S. Equity Completeness Fund to gain exposure to the domestic equity asset class and various exchange traded funds to gain exposure to the international equity class. The return impact from investment style risk was slightly negative within international equity and negligible elsewhere during the reporting period.

Active management risk consists of the performance differential between an investment manager’s actual performance and the performance of the respective benchmark. NIS seeks to manage active management risk by structuring teams of managers within asset classes that are believed to have the best chance of outperforming, in aggregate, their

Nuveen Investments	7

asset class target. During the reporting period, the Fund’s investment managers, in aggregate, generated positive incremental returns, relative to their benchmarks. Manager performance within the high yield asset class, which consisted of one mutual fund manager for most of the reporting period, generated the greatest level of outperformance. Strong manager performance was also realized in the global resources, international equity and domestic equity asset classes.

Allocation tactic risk involves the deviations of actual allocations versus the policy allocation weights. These deviations are often due to movements in the capital markets as well as to daily cash flows into and out of the Fund. During the reporting period the performance impact due to allocation tactics has had a small, positive impact on total Fund performance.

Nuveen Conservative Allocation Fund

The Fund’s Class A shares at net asset value outperformed the Lipper Mixed-Asset Target Allocation Conservative Funds Category Average and the Conservative Allocation Composite during the six-month reporting period, but underperformed the S&P 500 Index.

The Conservative Allocation Fund’s policy allocation as of December 31, 2010, is presented in the accompanying table:

Asset Class	Asset Class Policy Weight
Domestic Equity	13%
International Equity	21%
Global Resources	2%
U.S. Public Real Estate	3%
Domestic Fixed Income	9%
Domestic High Yield	10%
TIPS	17%
Convertibles	1%
Commodities	2%
Preferreds	2%
Short Duration & Cash	16%
Total	100%

As noted above, NIS monitors and manages the risk factors that impact the Fund’s performance, including (1) Investment Policy/Capital Market Risk, (2) Investment Style Risk, (3) Active Management Risk, and (4) Allocation Tactics Risk. The impact of each of these factors is quantified and analyzed as a part of our ongoing feedback and control management process.

Investment policy/capital market risk will typically have the largest performance impact on the Fund. For the six-month reporting period, our asset class allocations produced a return of 11.2%, primarily because almost all capital market segments performed well across the globe.

Investment style risk involves an allocation policy to investment managers whose styles, in aggregate, differ from the asset class market target. NIS attempts to minimize this risk by

8	Nuveen Investments

*	The since inception date for the Nuveen Growth Allocation Fund is 12/09/04.

1	The Lipper Mixed-Asset Target Allocation Growth Funds Category Average represents the average annualized total return for all reporting funds in the Lipper Mixed-Asset Target Allocation Growth Funds category. Returns assume reinvestment of dividends and do not reflect any applicable sales charges. You cannot invest directly in a Lipper average.

2	The Growth Allocation Composite is an index comprised of a 76% weighting in the S&P 500 Index, a 19% weighting in the Barclays Capital U.S. Aggregate Bond Index, and a 5% weighting in Citigroup 3-Month U.S. Treasury Bill Index. Returns assume reinvestment of dividends and do not reflect any applicable sales charges. You cannot invest directly in a composite.

3	The Lipper Mixed-Asset Target Allocation Moderate Funds Category Average represents the average annualized total return for all reporting funds in the Lipper Mixed-Asset Target Allocation Moderate Funds category. Returns assume reinvestment of dividends and do not reflect any applicable sales charges. You cannot invest directly in a Lipper average.

4	The Moderate Allocation Composite is an index comprised of a 57% weighting in the S&P 500 Index, a 38% weighting in the Barclays Capital U.S. Aggregate Bond Index, and a 5% weighting in Citigroup 3-Month U.S. Treasury Bill Index. The composite returns assume reinvestment of dividends and do not reflect any applicable sales charges. You cannot invest directly in a composite.

5	The Lipper Mixed-Asset Target Allocation Conservative Funds Category Average represents the average annualized total return for all the reporting funds in the Lipper Mixed-Asset Target Allocation Conservative Funds category. Returns assume reinvestment of dividends and do not reflect any applicable sales charges. You cannot invest directly in a Lipper average.

6	The Conservative Allocation Composite is an index comprised of a 38% weighting in the S&P 500 Index, a 57% weighting in the Barclays Capital U.S. Aggregate Bond Index, and a 5% weighting in Citigroup 3-Month U.S. Treasury Bill Index. The composite returns assume reinvestment of dividends and do not reflect any applicable sales charges. You cannot invest directly in a composite.

7	The S&P 500 Index is an unmanaged index generally considered representative of the U.S. stock market. The index returns assume reinvestment of dividends, but do not reflect any applicable sales charges. You cannot invest directly in an index.

investing in the Nuveen U.S. Equity Completeness Fund to gain exposure to the domestic equity asset class and various exchange traded funds to gain exposure to the international equity class. The return impact from investment style risk was negative within international equity and negligible elsewhere during the reporting period.

Active management risk consists of the performance differential between an investment manager’s actual performance and the performance of the respective benchmarks. NIS seeks to manage active management risk by structuring teams of managers within asset classes that are believed to have the best chance of outperforming their asset class target. During the period, the Fund’s investment managers, in aggregate, generated positive incremental returns, relative to their benchmarks. Manager performance within a number of asset classes generated high levels of outperformance for the reporting period including domestic fixed income, high yield, short duration, domestic equity, international equity, and global resources.

Allocation tactic risk involves the deviations of actual allocations versus the policy allocation weights. These deviations are often due to movements in the capital markets as well as to cash flows into and out of the Fund. During the reporting period the performance impact due to allocation tactics has had a small, positive impact on total Fund performance.

Class A Shares – Average Annual Total Returns as of 12/31/10

	Cumulative	Average Annual
	6-Month	1-Year	5-Year	Since Inception*
Nuveen Growth Allocation Fund
A Shares at NAV	21.47%	15.64%	4.92%	6.42%
A Shares at Offer	14.48%	8.99%	3.68%	5.38%
Lipper Mixed-Asset Target Allocation Growth Funds Category[1]	17.82%	12.78%	3.32%	3.99%
Growth Allocation Composite[2]	17.71%	13.02%	3.25%	3.44%
S&P 500 Index[7]	23.27%	15.06%	2.29%	3.03%

	6-Month	1-Year	5-Year	10-Year
Nuveen Moderate Allocation Fund
A Shares at NAV	16.74%	13.77%	5.59%	4.41%
A Shares at Offer	10.01%	7.23%	4.35%	3.80%
Lipper Mixed-Asset Target Allocation Moderate Funds Category[3]	14.27%	11.37%	3.57%	3.54%
Moderate Allocation Composite[4]	13.45%	11.53%	4.02%	3.49%
S&P 500 Index[7]	23.27%	15.06%	2.29%	1.41%
Nuveen Conservative Allocation Fund
A Shares at NAV	12.24%	11.73%	4.69%	3.48%
A Shares at Offer	5.77%	5.32%	3.45%	2.87%
Lipper Mixed-Asset Target Allocation Conservative Funds Category[5]	9.24%	9.65%	3.92%	3.85%
Conservative Allocation Composite[6]	9.26%	9.90%	4.67%	4.32%
S&P 500 Index[7]	23.27%	15.06%	2.29%	1.41%

Six-month returns are cumulative. All other returns are annualized.

Returns quoted represent past performance which is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment returns and principal value will fluctuate so that when shares are redeemed, they may be worth more or less than their original cost. Class A Shares have a 5.75% maximum sales charge. Returns at NAV would be lower if the sales charge were included.

Nuveen Investments	9

Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Returns may reflect a contractual agreement between certain Funds and the investment adviser to waive certain fees and expenses; see Notes to Financial Statements, Footnote 7 — Management Fees and Other Transactions with Affiliates for more information. In addition, returns may reflect a voluntary expense limitation by the Funds’ investment adviser that may be modified or discontinued at any time without notice. For the most recent month-end performance, visit www.nuveen.com or call (800) 257-8787.

Please see each Fund’s Spotlight page later in this report for more complete performance data and expense ratios.

10	Nuveen Investments

Fund Spotlight as of 12/31/10  Nuveen Growth Allocation Fund

Quick Facts
	A Shares	B Shares	C Shares	R3 Shares	I Shares
Fund Symbols	NGOAX	NGVBX	NGVCX	NGATX	NGVRX
Net Asset Value (NAV)	$23.29	$22.98	$23.01	$23.40	$23.32
Latest Ordinary Income Distribution[1]	$0.5688	$0.4020	$0.4024	$0.5173	$0.6234
Inception Date	12/09/04	12/09/04	12/09/04	8/04/08	12/09/04

Returns quoted represent past performance which is no guarantee of future results. Investment returns and principal value will fluctuate so that when shares are redeemed, they may be worth more or less than their original cost. Current performance may be higher or lower than the performance shown. Returns without sales charges would be lower if the sales charge were included. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of shares. For the most recent month-end performance visit www.nuveen.com or call (800) 257-8787.

Class A, B, C and I Share returns are actual. The returns for Class R3 Shares are actual for the period since class inception on 8/04/08; returns prior to class inception are Class I Share returns adjusted for differences in sales charges and expenses, which are primarily differences in distribution and service fees. Fund returns assume reinvestment of dividends and capital gains. Class A Shares have a 5.75% maximum sales charge. Class A Share purchases of $1 million or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge (CDSC), also known as a back-end sales charge, if redeemed within twelve months of purchase. Class B Shares have a CDSC that begins at 5% for redemptions during the first year and declines periodically until after six years when the charge becomes 0%. Class B Shares automatically convert to Class A Shares eight years after purchase. Class C Shares have a 1% CDSC for redemptions within less than one year, which is not reflected in the one-year total return. Class R3 Shares have no sales charge and are available to only certain retirement plans. Class I Shares have no sales charge and may be purchased under limited circumstances or by specified classes of investors. Returns may reflect an expense limitation by the Fund’s investment adviser.

Returns prior to August 1, 2008, are not indicative of the performance that the Fund, as currently managed, would have generated.

Average Annual Total Returns as of 12/31/10

A Shares	NAV	Offer
1-Year	15.64%	8.99%
5-Year	4.92%	3.68%
Since Inception	6.42%	5.38%

B Shares	w/o CDSC	w/CDSC
1-Year	14.78%	10.78%
5-Year	4.13%	3.96%
Since Inception	5.63%	5.63%

C Shares	NAV
1-Year	14.77%
5-Year	4.13%
Since Inception	5.64%

R3 Shares	NAV
1-Year	15.32%
5-Year	4.64%
Since Inception	6.15%

I Shares	NAV
1-Year	15.94%
5-Year	5.18%
Since Inception	6.70%

Portfolio Allocation2

Portfolio Statistics
Net Assets ($000)	$7,627
Number of Holdings	25

Expense Ratios

Share Class	Gross Expense Ratios	Net Expense Ratios
Class A	2.33%	1.40%
Class B	3.09%	2.15%
Class C	3.09%	2.15%
Class R3	2.60%	1.65%
Class I	2.10%	1.15%

The expense ratios shown factor in Total Annual Fund Operating Expenses including management fees and other fees and expenses, including the estimated fees and expenses of the Underlying Funds in which the Fund invests. The Net Expense Ratios reflect a contractual commitment by the Fund’s investment adviser to waive fees and reimburse expenses through October 31, 2011. Theses expense ratios will vary from the expense ratios included in the Financial Highlights of this report as they exclude the expenses of the Underlying Funds. The expense ratios are those shown in the most recent Fund prospectus.

Refer to the Glossary of Terms Used in this Report for further definition of the terms used within this Fund’s Spotlight page.

1	Paid December 31, 2010.

2	As a percentage of total investments as of December 31, 2010. Holdings are subject to change.

Nuveen Investments	11

Fund Spotlight (continued) as of 12/31/10 Nuveen Growth Allocation Fund

Holding	Weighting[1]
Credit Suisse Commodity Return Strategy Fund	2.0%
Total Non-Affiliated Commodity Funds	2.0%
Nuveen Multi-Manager Large-Cap Value Fund (Class I)	2.0%
Nuveen NWQ Large-Cap Value Fund (Class I)	2.1%
Nuveen Santa Barbara Growth Fund (Class I)	1.5%
Nuveen Santa Barbara International Equity Fund (Class I)	9.2%
Nuveen Symphony Large-Cap Growth Fund (Class I)	5.5%
Nuveen Tradewinds Emerging Markets Fund (Class I)	5.9%
Nuveen Tradewinds Global Resources Fund (Class I)	2.0%
Nuveen Tradewinds International Value Fund (Class I)	18.4%
Nuveen Tradewinds Value Opportunities Fund (Class I)	3.2%
Nuveen U.S. Equity Completeness Fund	7.2%
Nuveen Winslow Large-Cap Growth Fund (Class I)	2.4%
Total Affiliated Equity Funds	59.4%
Guggenheim Frontier Markets ETF	0.0%
iShares Dow Jones U.S. Real Estate Index Fund	5.1%
iShares MSCI EAFE Growth Index Fund	9.3%
iShares MSCI Emerging Markets Index Fund	6.2%
SPDR Barclays Capital Convertible Securities ETF	1.0%
SPDR S&P Emerging Middle East and Africa ETF	0.0%
Total Non-Affiliated Equity Funds	21.6%
Total Equity Funds	81.0%
Nuveen High Yield Bond Fund (Class I)	4.0%
Nuveen Multi-Strategy Core Bond Fund (Class I)	0.9%
Nuveen Preferred Securities Fund (Class I)	1.9%
Nuveen Short Duration Bond Fund (Class I)	0.5%
Nuveen Symphony Credit Opportunities Fund (Class I)	4.0%
Total Affiliated Fixed Income Funds	11.3%
iShares Barclays U.S. Treasury Inflation Protected Securities Index Fund	4.0%
Total Non-Affiliated Fixed Income Funds	4.0%
Total Fixed Income Funds	15.3%
Total Short-Term Investments	1.7%
Total Investments	100.0%

Non-Affiliated Commodity Funds	1-Year Average Annual Total Returns as of 12/31/10
Credit Suisse Commodity Return Strategy Fund	16.93%

Affiliated Equity Funds
Nuveen Multi-Manager Large-Cap Value Fund (Class I)	14.12%
Nuveen NWQ Large-Cap Value Fund (Class I)	16.73%
Nuveen Santa Barbara Growth Fund (Class I)	14.95%
Nuveen Santa Barbara International Equity Fund (Class I)	26.24%
Nuveen Symphony Large-Cap Growth Fund (Class I)	23.86%
Nuveen Tradewinds Emerging Markets Fund (Class I)	27.37%
Nuveen Tradewinds Global Resources Fund (Class I)	34.14%
Nuveen Tradewinds International Value Fund (Class I)	13.60%
Nuveen Tradewinds Value Opportunities Fund (Class I)	24.13%
Nuveen U.S. Equity Completeness Fund	23.63%
Nuveen Winslow Large-Cap Growth Fund (Class I)	16.14%

Non-Affiliated Equity Funds
Guggenheim Frontier Markets ETF	33.40%
iShares Dow Jones U.S. Real Estate Index Fund	26.37%
iShares MSCI EAFE Growth Index Fund	11.92%
iShares MSCI Emerging Markets Index Fund	15.92%
SPDR Barclays Capital Convertible Securities ETF	13.99%
SPDR S&P Emerging Middle East and Africa ETF	28.09%

Affiliated Fixed Income Funds
Nuveen High Yield Bond Fund (Class I)	16.53%
Nuveen Multi-Strategy Core Bond Fund (Class I)	8.05%
Nuveen Preferred Securities Fund (Class I)	19.09%
Nuveen Short Duration Bond Fund (Class I)	4.57%
Nuveen Symphony Credit Opportunities Fund (Class I)	8.95%	*

Non-Affiliated Fixed Income Funds
iShares Barclays U.S. Treasury Inflation Protected Securities Index Fund	6.10%

1	As a percentage of total investments as of December 31, 2010. Holdings are subject to change.

*	Since inception cumulative return for the period April 28, 2010 (commencement of operations) through December 31, 2010.

Risk Considerations

Mutual fund investing involves risk; principal loss is possible. Asset allocation funds invest in various underlying funds (primarily Nuveen funds). Generally, your cost to invest in asset allocation funds will be higher than the cost to invest in shares of the underlying funds. Asset allocation funds are exposed to the risks of the underlying funds in proportion to each fund’s allocation. These risks include, but are not limited to, market risk, volatility related to small- and mid-cap stocks; non-diversification risk, foreign securities risk; and credit and interest-rate risk related to debt securities. The fund’s potential use of derivative instruments involves a high degree of financial risk, including the risk that the loss on a derivative may be greater than the principal amount invested.

An investor should carefully consider the Fund’s objectives, risks, charges and expenses before investing. For a prospectus containing this and other information about the Fund, please contact your financial advisor or Nuveen Investments at (800) 257-8787. Read the prospectus carefully before you invest or send money.

12	Nuveen Investments

Fund Spotlight as of 12/31/10 Nuveen Moderate Allocation Fund

Quick Facts
	A Shares	B Shares	C Shares	R3 Shares	I Shares
Fund Symbols	NNSAX	NNSBX	NUVCX	NMATX	NNSRX
Net Asset Value (NAV)	$24.07	$24.12	$24.14	$24.03	$24.03
Latest Ordinary Income Distribution[1]	$0.5068	$0.3383	$0.3387	$0.4505	$0.5629
Inception Date	8/07/96	8/07/96	8/07/96	8/04/08	8/07/96

Returns quoted represent past performance which is no guarantee of future results. Investment returns and principal value will fluctuate so that when shares are redeemed, they may be worth more or less than their original cost. Current performance may be higher or lower than the performance shown. Returns without sales charges would be lower if the sales charge were included. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of shares. For the most recent month-end performance visit www.nuveen.com or call (800) 257-8787.

Class A, B, C and I Share returns are actual. The returns for Class R3 Shares are actual for the period since class inception on 8/04/08; returns prior to class inception are Class I Share returns adjusted for differences in sales charges and expenses, which are primarily differences in distribution and service fees. Fund returns assume reinvestment of dividends and capital gains. Class A Shares have a 5.75% maximum sales charge. Class A Share purchases of $1 million or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge (CDSC), also known as a back-end sales charge, if redeemed within twelve months of purchase. Class B Shares have a CDSC that begins at 5% for redemptions during the first year and declines periodically until after six years when the charge becomes 0%. Class B Shares automatically convert to Class A Shares eight years after purchase. Class C Shares have a 1% CDSC for redemptions within less than one year, which is not reflected in the one-year total return. Class R3 Shares have no sales charge and are available to only certain retirement plans. Class I Shares have no sales charge and may be purchased under limited circumstances or by specified classes of investors. Returns may reflect an expense limitation by the Fund’s investment adviser.

Returns prior to August 1, 2008, are not indicative of the performance that the Fund, as currently managed, would have generated.

Average Annual Total Returns as of 12/31/10

A Shares	NAV	Offer
1-Year	13.77%	7.23%
5-Year	5.59%	4.35%
10-Year	4.41%	3.80%

B Shares	w/o CDSC	w/CDSC
1-Year	12.85%	8.85%
5-Year	4.78%	4.62%
10-Year	3.79%	3.79%

C Shares	NAV
1-Year	12.79%
5-Year	4.78%
10-Year	3.62%

R3 Shares	NAV
1-Year	13.17%
5-Year	5.27%
10-Year	4.12%

I Shares	NAV
1-Year	13.96%
5-Year	5.84%
10-Year	4.66%
Portfolio Allocation2

Portfolio Statistics
Net Assets ($000)	$57,904
Number of Holdings	25

Expense Ratios

Share Class	Gross Expense Ratios	Net Expense Ratios
Class A	1.53%	1.24%
Class B	2.28%	1.99%
Class C	2.28%	1.99%
Class R3	1.78%	1.49%
Class I	1.28%	0.99%

The expense ratios shown factor in Total Annual Fund Operating Expenses including management fees and other fees and expenses, including the estimated fees and expenses of the Underlying Funds in which the Fund invests. The Net Expense Ratios reflect a contractual commitment by the Fund’s investment adviser to waive fees and reimburse expenses through October 31, 2011. Theses expense ratios will vary from the expense ratios included in the Financial Highlights of this report as they exclude the expenses of the Underlying Funds. The expense ratios are those shown in the most recent Fund prospectus.

Refer to the Glossary of Terms Used in this Report for further definition of the terms used within this Fund’s Spotlight page.

1	Paid December 31, 2010.

2	As a percentage of total investments as of December 31, 2010. Holdings are subject to change.

Nuveen Investments	13

Fund Spotlight (continued) as of 12/31/10 Nuveen Moderate Allocation Fund

Holding	Weighting[1]
Credit Suisse Commodity Return Strategy Fund	2.0%
Total Non-Affiliated Commodity Funds	2.0%

Nuveen Multi-Manager Large-Cap Value Fund (Class I)	1.7%
Nuveen NWQ Large-Cap Value Fund (Class I)	1.8%
Nuveen Santa Barbara Growth Fund (Class I)	1.2%
Nuveen Santa Barbara International Equity Fund (Class I)	6.3%
Nuveen Symphony Large-Cap Growth Fund (Class I)	4.7%
Nuveen Tradewinds Emerging Markets Fund (Class I)	3.4%
Nuveen Tradewinds Global Resources Fund (Class I)	2.0%
Nuveen Tradewinds International Value Fund (Class I)	12.7%
Nuveen Tradewinds Value Opportunities Fund (Class I)	2.8%
Nuveen U.S. Equity Completeness Fund	6.2%
Nuveen Winslow Large-Cap Growth Fund (Class I)	2.1%
Total Affiliated Equity Funds	44.9%

Guggenheim Frontier Markets ETF	0.0%
iShares Dow Jones U.S. Real Estate Index Fund	4.0%
iShares MSCI EAFE Growth Index Fund	6.4%
iShares MSCI Emerging Markets Index Fund	3.5%
SPDR Barclays Capital Convertible Securities ETF	1.0%
SPDR S&P Emerging Middle East and Africa ETF	0.0%
Total Non-Affiliated Equity Funds	14.9%
Total Equity Funds	59.8%

Nuveen High Yield Bond Fund (Class I)	6.9%
Nuveen Multi-Strategy Core Bond Fund (Class I)	3.7%
Nvueen Preferred Securities Fund (Class I)	1.9%
Nuveen Short Duration Bond Fund (Class I)	3.4%
Nuveen Symphony Credit Opportunities Fund (Class I)	6.9%
Total Affiliated Fixed Income Funds	22.8%

iShares Barclays U.S. Treasury Inflation Protected Securities Index Fund	10.7%
Total Non-Affiliated Fixed Income Funds	10.7%
Total Fixed Income Funds	33.5%
Total Short-Term Investments	4.7%
Total Investments	100.0%

Non-Affiliated Commodity Funds	1-Year Average Annual Total Returns as of 12/31/10
Credit Suisse Commodity Return Strategy Fund	16.93%

Affiliated Equity Funds
Nuveen Multi-Manager Large-Cap Value Fund (Class I)	14.12%
Nuveen NWQ Large-Cap Value Fund (Class I)	16.73%
Nuveen Santa Barbara Growth Fund (Class I)	14.95%
Nuveen Santa Barbara International Equity Fund (Class I)	26.24%
Nuveen Symphony Large-Cap Growth Fund (Class I)	23.86%
Nuveen Tradewinds Emerging Markets Fund (Class I)	27.37%
Nuveen Tradewinds Global Resources Fund (Class I)	34.14%
Nuveen Tradewinds International Value Fund (Class I)	13.60%
Nuveen Tradewinds Value Opportunities Fund (Class I)	24.13%
Nuveen U.S. Equity Completeness Fund	23.63%
Nuveen Winslow Large-Cap Growth Fund (Class I)	16.14%

Non-Affiliated Equity Funds
Guggenheim Frontier Markets ETF	33.40%
iShares Dow Jones U.S. Real Estate Index Fund	26.37%
iShares MSCI EAFE Growth Index Fund	11.92%
iShares MSCI Emerging Markets Index Fund	15.92%
SPDR Barclays Capital Convertible Securities ETF	13.99%
SPDR S&P Emerging Middle East and Africa ETF	28.09%

Affiliated Fixed Income Funds
Nuveen High Yield Bond Fund (Class I)	16.53%
Nuveen Multi-Strategy Core Bond Fund (Class I)	8.05%
Nuveen Preferred Securities Fund (Class I)	19.09%
Nuveen Short Duration Bond Fund (Class I)	4.57%
Nuveen Symphony Credit Opportunities Fund (Class I)	8.95%	*

Non-Affiliated Fixed Income Funds
iShares Barclays U.S. Treasury Inflation Protected Securities Index Fund	6.10%

1	As a percentage of total investments as of December 31, 2010. Holdings are subject to change.

*	Since inception cumulative return for the period April 28, 2010 (commencement of operations) through December 31, 2010.

Risk Considerations

Mutual fund investing involves risk; principal loss is possible. Asset allocation funds invest in various underlying funds (primarily Nuveen funds). Generally, your cost to invest in asset allocation funds will be higher than the cost to invest in shares of the underlying funds. Asset allocation funds are exposed to the risks of the underlying funds in proportion to each fund’s allocation. These risks include, but are not limited to, market risk, volatility related to small- and mid-cap stocks; non-diversification risk, foreign securities risk; and credit and interest-rate risk related to debt securities. The fund’s potential use of derivative instruments involves a high degree of financial risk, including the risk that the loss on a derivative may be greater than the principal amount invested.

An investor should carefully consider the Fund’s objectives, risks, charges and expenses before investing. For a prospectus containing this and other information about the Fund, please contact your financial advisor or Nuveen Investments at (800) 257-8787. Read the prospectus carefully before you invest or send money.

14	Nuveen Investments

Fund Spotlight as of 12/31/10 Nuveen Conservative Allocation Fund

Quick Facts
	A Shares	B Shares	C Shares	R3 Shares	I Shares
Fund Symbols	NBMSX	NMNBX	NBMCX	NALTX	NMNRX
Net Asset Value (NAV)	$24.02	$25.84	$25.81	$23.40	$23.35
Latest Ordinary Income Distribution[1]	$0.7078	$0.5737	$0.5730	$0.6330	$0.7447
Inception Date	8/07/96	8/07/96	8/07/96	8/04/08	8/07/96

Returns quoted represent past performance which is no guarantee of future results. Investment returns and principal value will fluctuate so that when shares are redeemed, they may be worth more or less than their original cost. Current performance may be higher or lower than the performance shown. Returns without sales charges would be lower if the sales charge were included. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of shares. For the most recent month-end performance visit www.nuveen.com or call (800) 257-8787.

Class A, B, C and I Share returns are actual. The returns for Class R3 Shares are actual for the period since class inception on 8/04/08; returns prior to class inception are Class I Share returns adjusted for differences in sales charges and expenses, which are primarily differences in distribution and service fees. Fund returns assume reinvestment of dividends and capital gains. Class A Shares have a 5.75% maximum sales charge. Class A Share purchases of $1 million or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge (CDSC), also known as a back-end sales charge, if redeemed within twelve months of purchase. Class B Shares have a CDSC that begins at 5% for redemptions during the first year and declines periodically until after six years when the charge becomes 0%. Class B Shares automatically convert to Class A Shares eight years after purchase. Class C Shares have a 1% CDSC for redemptions within less than one year, which is not reflected in the one-year total return. Class R3 Shares have no sales charge and are available to only certain retirement plans. Class I Shares have no sales charge and may be purchased under limited circumstances or by specified classes of investors. Returns may reflect an expense limitation by the Fund’s investment adviser.

Returns prior to July 7, 2008, are not indicative of the performance that the Fund, as currently managed, would have generated.

Average Annual Total Returns as of 12/31/10

A Shares	NAV	Offer
1-Year	11.73%	5.32%
5-Year	4.69%	3.45%
10-Year	3.48%	2.87%

B Shares	w/o CDSC	w/CDSC
1-Year	10.88%	6.88%
5-Year	3.89%	3.72%
10-Year	2.86%	2.86%

C Shares	NAV
1-Year	10.89%
5-Year	3.90%
10-Year	2.70%

R3 Shares	NAV
1-Year	11.41%
5-Year	4.42%
10-Year	3.22%

I Shares	NAV
1-Year	12.01%
5-Year	4.95%
10-Year	3.74%

Portfolio Allocation2

Portfolio Statistics
Net Assets ($000)	$51,993
Number of Holdings	25

Expense Ratios

Share Class	Gross Expense Ratios	Net Expense Ratios
Class A	1.39%	1.24%
Class B	2.15%	1.99%
Class C	2.14%	1.99%
Class R3	1.64%	1.49%
Class I	1.12%	0.99%

The expense ratios shown factor in Total Annual Fund Operating Expenses including management fees and other fees and expenses, including the estimated fees and expenses of the Underlying Funds in which the Fund invests. The Net Expense Ratios reflect a contractual commitment by the Fund’s investment adviser to waive fees and reimburse expenses through October 31, 2011. Theses expense ratios will vary from the expense ratios included in the Financial Highlights of this report, as they exclude the expenses of the Underlying Funds. The expense ratios are those shown in the most recent Fund prospectus.

Refer to the Glossary of Terms Used in this Report for further definition of the terms used within this Fund’s Spotlight page.

1	Paid December 31, 2010.

2	As a percentage of total investments as of December 31, 2010. Holdings are subject to change.

Nuveen Investments	15

Fund Spotlight (continued) as of 12/31/10 Nuveen Conservative Allocation Fund

Holding	Weighting[1]
Credit Suisse Commodity Return Strategy Fund	2.0%
Total Non-Affiliated Commodity Funds	2.0%

Nuveen Multi-Manager Large-Cap Value Fund (Class I)	1.2%
Nuveen NWQ Large-Cap Value Fund (Class I)	1.3%
Nuveen Santa Barbara Growth Fund (Class I)	0.9%
Nuveen Santa Barbara International Equity Fund (Class I)	3.8%
Nuveen Symphony Large-Cap Growth Fund (Class I)	3.3%
Nuveen Tradewinds Emerging Markets Fund (Class I)	1.9%
Nuveen Tradewinds Global Resources Fund (Class I)	1.9%
Nuveen Tradewinds International Value Fund (Class I)	7.6%
Nuveen Tradewinds Value Opportunities Fund (Class I)	1.9%
Nuveen U.S. Equity Completeness Fund	4.3%
Nuveen Winslow Large-Cap Growth Fund (Class I)	1.4%
Total Affiliated Equity Funds	29.5%

Guggenheim Frontier Markets ETF	0.0%
iShares Dow Jones U.S. Real Estate Index Fund	2.9%
iShares MSCI EAFE Growth Index Fund	3.9%
iShares MSCI Emerging Markets Index Fund	2.0%
SPDR Barclays Capital Convertible Securities ETF	0.9%
SPDR S&P Emerging Middle East and Africa ETF	0.0%
Total Non-Affiliated Equity Funds	9.7%
Total Equity Funds	39.2%

Nuveen High Yield Bond Fund (Class I)	5.2%
Nuveen Multi-Strategy Core Bond Fund (Class I)	9.1%
Nuveen Preferred Securities Fund (Class I)	1.9%
Nuveen Short Duration Bond Fund (Class I)	13.7%
Nuveen Symphony Credit Opportunities Fund (Class I)	5.2%
Total Affiliated Fixed Income Funds	35.1%
iShares Barclays U.S. Treasury Inflation Protected Securities Index Fund	16.2%
Total Non-Affiliated Fixed Income Funds	16.2%
Total Fixed Income Funds	51.3%
Total Short-Term Investments	7.5%
Total Investments	100.0%

Non-Affiliated Commodity Funds	1-Year Average Annual Total Returns as of 12/31/10
Credit Suisse Commodity Return Strategy Fund	16.93%

Affiliated Equity Funds
Nuveen Multi-Manager Large-Cap Value Fund (Class I)	14.12%
Nuveen NWQ Large-Cap Value Fund (Class I)	16.73%
Nuveen Santa Barbara Growth Fund (Class I)	14.95%
Nuveen Santa Barbara International Equity Fund (Class I)	26.24%
Nuveen Symphony Large-Cap Growth Fund (Class I)	23.86%
Nuveen Tradewinds Emerging Markets Fund (Class I)	27.37%
Nuveen Tradewinds Global Resources Fund (Class I)	34.14%
Nuveen Tradewinds International Value Fund (Class I)	13.60%
Nuveen Tradewinds Value Opportunities Fund (Class I)	24.13%
Nuveen U.S. Equity Completeness Fund	23.63%
Nuveen Winslow Large-Cap Growth Fund (Class I)	16.14%

Non-Affiliated Equity Funds
Guggenheim Frontier Markets ETF	33.40%
iShares Dow Jones U.S. Real Estate Index Fund	26.37%
iShares MSCI EAFE Growth Index Fund	11.92%
iShares MSCI Emerging Markets Index Fund	15.92%
SPDR Barclays Capital Convertible Securities ETF	13.99%
SPDR S&P Emerging Middle East and Africa ETF	28.09%

Affiliated Fixed Income Funds
Nuveen High Yield Bond Fund (Class I)	16.53%
Nuveen Multi-Strategy Core Bond Fund (Class I)	8.05%
Nvueen Preferred Securities Fund (Class I)	19.09%
Nuveen Short Duration Bond Fund (Class I)	4.57%
Nuveen Symphony Credit Opportunities Fund (Class I)	8.95%	*

Non-Affiliated Fixed Income Funds
iShares Barclays U.S. Treasury Inflation Protected Securities Index Fund	6.10%

1	As a percentage of total investments as of December 31, 2010. Holdings are subject to change.

*	Since inception cumulative return for the period April 28, 2010 (commencement of operations) through December 31, 2010.

Risk Considerations

Mutual fund investing involves risk; principal loss is possible. Asset allocation funds invest in various underlying funds (primarily Nuveen funds). Generally, your cost to invest in asset allocation funds will be higher than the cost to invest in shares of the underlying funds. Asset allocation funds are exposed to the risks of the underlying funds in proportion to each fund’s allocation. These risks include, but are not limited to, market risk, volatility related to small- and mid-cap stocks; non-diversification risk, foreign securities risk; and credit and interest-rate risk related to debt securities. The fund’s potential use of derivative instruments involves a high degree of financial risk, including the risk that the loss on a derivative may be greater than the principal amount invested.

An investor should carefully consider the Fund’s objectives, risks, charges and expenses before investing. For a prospectus containing this and other information about the Fund, please contact your financial advisor or Nuveen Investments at (800) 257-8787. Read the prospectus carefully before you invest or send money.

16	Nuveen Investments

Expense Examples

As a shareholder of one or more of the Funds, you incur two types of costs: (1) transaction costs, including up-front and back-end sales charges (loads) or redemption fees, where applicable; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees, where applicable; and other Fund expenses. The Examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The Examples below are based on an investment of $1,000 invested at the beginning of the period and held for the period.

The information under “Actual Performance,” together with the amount you invested, allows you to estimate actual expenses incurred over the reporting period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60) and multiply the result by the cost shown for your share class, in the row entitled “Expenses Incurred During Period” to estimate the expenses incurred on your account during this period.

The information under “Hypothetical Performance,” provides information about hypothetical account values and hypothetical expenses based on the respective Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expense you incurred for the period. You may use this information to compare the ongoing costs of investing in the Fund and other Funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as up-front and back-end sales charges (loads) or redemption fees, where applicable. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds or share classes. In addition, if these transactional costs were included, your costs would have been higher.

						Hypothetical Performance
	Actual Performance					(5% return before expenses)
Growth Allocation	A Shares	B Shares	C Shares	R3 Shares	I Shares	A Shares	B Shares	C Shares	R3 Shares	I Shares
Beginning Account Value (7/01/10)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (12/31/10)	$1,214.70	$1,210.10	$1,210.50	$1,212.80	$1,217.10	$1,021.93	$1,018.15	$1,018.15	$1,020.67	$1,023.19
Expenses Incurred During Period	$3.63	$7.80	$7.80	$5.02	$2.24	$3.31	$7.12	$7.12	$4.58	$2.04

For each class of the Fund, expenses are equal to the Fund’s annualized net expense ratio of .65%, 1.40%, 1.40%, .90% and .40% for Classes A, B, C, R3 and I, respectively, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

						Hypothetical Performance
	Actual Performance					(5% return before expenses)
Moderate Allocation	A Shares	B Shares	C Shares	R3 Shares	I Shares	A Shares	B Shares	C Shares	R3 Shares	I Shares
Beginning Account Value (7/01/10)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (12/31/10)	$1,167.40	$1,162.30	$1,161.60	$1,162.80	$1,167.70	$1,022.48	$1,018.70	$1,018.70	$1,021.22	$1,023.74
Expenses Incurred During Period	$2.95	$7.03	$7.03	$4.31	$1.58	$2.75	$6.56	$6.56	$4.02	$1.48

For each class of the Fund, expenses are equal to the Fund’s annualized net expense ratio of .54%, 1.29%, 1.29%, .79% and .29% for Classes A, B, C, R3 and I, respectively, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

						Hypothetical Performance
	Actual Performance					(5% return before expenses)
Conservative Allocation	A Shares	B Shares	C Shares	R3 Shares	I Shares	A Shares	B Shares	C Shares	R3 Shares	I Shares
Beginning Account Value (7/01/10)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (12/31/10)	$1,122.40	$1,117.70	$1,117.80	$1,120.30	$1,123.30	$1,022.80	$1,018.30	$1,018.30	$1,020.82	$1,023.34
Expenses Incurred During Period	$3.32	$7.31	$7.31	$4.65	$1.98	$3.16	$6.97	$6.97	$4.43	$1.89

For each class of the Fund, expenses are equal to the Fund’s annualized net expense ratio of .62%, 1.37%, 1.37%, .87% and .37% for Classes A, B, C, R3 and I, respectively, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Nuveen Investments	17

Portfolio of Investments (Unaudited)

Nuveen Growth Allocation Fund

December 31, 2010

Shares	Description (1)	Value
	COMMODITY FUNDS – 2.0%

	Non-Affiliated Commodity Funds – 2.0%

16,629	Credit Suisse Commodity Return Strategy Fund	$155,319
	Total Commodity Funds (cost $149,000)	155,319
	EQUITY FUNDS – 80.3%

	Affiliated Equity Funds – 58.9%

7,908	Nuveen Multi-Manager Large-Cap Value Fund (Class I)	152,475

8,768	Nuveen NWQ Large-Cap Value Fund (Class I)	158,540

5,481	Nuveen Santa Barbara Growth Fund (Class I)	109,256

22,615	Nuveen Santa Barbara International Equity Fund (Class I)	696,332

17,565	Nuveen Symphony Large-Cap Growth Fund (Class I)	416,662

10,488	Nuveen Tradewinds Emerging Markets Fund (Class I)	449,517

5,583	Nuveen Tradewinds Global Resources Fund (Class I)	152,488

53,095	Nuveen Tradewinds International Value Fund (Class I)	1,389,516

6,898	Nuveen Tradewinds Value Opportunities Fund (Class I)	242,611

28,053	Nuveen U.S. Equity Completeness Fund, (2)	541,717

5,986	Nuveen Winslow Large-Cap Growth Fund (Class I)	181,370
	Total Affiliated Equity Funds (cost $4,257,283)	4,490,484
	Non-Affiliated Equity Funds – 21.4%

10	Guggenheim Frontier Markets ETF	244

6,890	iShares Dow Jones U.S. Real Estate Index Fund	385,564

11,590	iShares MSCI EAFE Growth Index Fund	707,859

9,810	iShares MSCI Emerging Markets Index Fund	467,152

1,830	SPDR Barclays Capital Convertible Securities ETF	75,122

3	SPDR S&P Emerging Middle East and Africa ETF	239
	Total Non-Affiliated Equity Funds (cost $1,172,532)	1,636,180
	Total Equity Funds (cost $5,429,815)	6,126,664
	FIXED INCOME FUNDS – 15.2%

	Affiliated Fixed Income Funds – 11.2%

16,813	Nuveen High Yield Bond Fund (Class I)	301,799

3,280	Nuveen Multi-Strategy Core Bond Fund (Class I)	66,989

8,975	Nuveen Preferred Securities Fund (Class I)	148,731

1,864	Nuveen Short Duration Bond Fund (Class I)	36,995

14,437	Nuveen Symphony Credit Opportunities Fund (Class I)	300,454
	Total Affiliated Fixed Income Funds (cost $755,578)	854,968
	Non-Affiliated Fixed Income Funds – 4.0%

2,800	iShares Barclays U.S. Treasury Inflation Protected Securities Index Fund	301,056
	Total Non-Affiliated Fixed Income Funds (cost $286,988)	301,056
	Total Fixed Income Funds (cost $1,042,566)	1,156,024

18	Nuveen Investments

Principal Amount (000)	Description (1)	Coupon	Maturity	Value
	SHORT-TERM INVESTMENTS – 1.7%

$129	Repurchase Agreement with Fixed Income Clearing Corporation, dated 12/31/10, repurchase price $129,058, collateralized by $125,000 U.S. Treasury Notes, 3.625%, due 8/15/19, value $131,875	0.040%	1/03/11	$129,058
	Total Short-Term Investments (cost $129,058)			129,058
	Total Investments (cost $6,750,439) – 99.2%			7,567,065
	Other Assets Less Liabilities – 0.8%			59,451
	Net Assets – 100%			$7,626,516

(1)	All percentages shown in the Portfolio of Investments are based on net assets.

(2)	For fair value measurement disclosure purposes, Nuveen U.S. Equity Completeness Fund categorized as Level 2, as it is not publicly available to shareholders and may only be purchased by the Nuveen Conservative Allocation Fund, Nuveen Moderate Allocation Fund and Nuveen Growth Allocation Fund. See Notes to Financial Statements, Footnote 1 – General Information and Significant Accounting Policies, Investment Valuation for more information.

See accompanying notes to financial statements.

Nuveen Investments	19

Portfolio of Investments (Unaudited)

Nuveen Moderate Allocation Fund

December 31, 2010

Shares	Description (1)	Value
	COMMODITY FUNDS – 2.0%

	Non-Affiliated Commodity Funds – 2.0%

124,107	Credit Suisse Commodity Return Strategy Fund	$1,159,161
	Total Commodity Funds (cost $1,112,000)	1,159,161
	EQUITY FUNDS – 59.4%

	Affiliated Equity Funds – 44.5%

51,664	Nuveen Multi-Manager Large-Cap Value Fund (Class I)	996,100

57,195	Nuveen NWQ Large-Cap Value Fund (Class I)	1,034,092

35,724	Nuveen Santa Barbara Growth Fund (Class I)	711,981

118,485	Nuveen Santa Barbara International Equity Fund (Class I)	3,648,176

114,781	Nuveen Symphony Large-Cap Growth Fund (Class I)	2,722,606

45,635	Nuveen Tradewinds Emerging Markets Fund (Class I)	1,955,953

41,578	Nuveen Tradewinds Global Resources Fund (Class I)	1,135,513

277,912	Nuveen Tradewinds International Value Fund (Class I)	7,272,977

45,031	Nuveen Tradewinds Value Opportunities Fund (Class I)	1,583,724

183,209	Nuveen U.S. Equity Completeness Fund, (2)	3,537,777

38,982	Nuveen Winslow Large-Cap Growth Fund (Class I)	1,181,157
	Total Affiliated Equity Funds (cost $23,697,157)	25,780,056
	Non-Affiliated Equity Funds – 14.9%

60	Guggenheim Frontier Markets ETF	1,466

40,960	iShares Dow Jones U.S. Real Estate Index Fund	2,292,122

60,580	iShares MSCI EAFE Growth Index Fund	3,699,924

42,960	iShares MSCI Emerging Markets Index Fund	2,045,755

13,540	SPDR Barclays Capital Convertible Securities ETF	555,817

20	SPDR S&P Emerging Middle East and Africa ETF	1,592
	Total Non-Affiliated Equity Funds (cost $5,914,566)	8,596,676
	Total Equity Funds (cost $29,611,723)	34,376,732
	FIXED INCOME FUNDS – 33.2%

	Affiliated Fixed Income Funds – 22.5%

218,948	Nuveen High Yield Bond Fund (Class I)	3,930,125

104,585	Nuveen Multi-Strategy Core Bond Fund (Class I)	2,135,630

66,987	Nuveen Preferred Securities Fund (Class I)	1,109,990

98,355	Nuveen Short Duration Bond Fund (Class I)	1,951,367

188,614	Nuveen Symphony Credit Opportunities Fund (Class I)	3,925,064
	Total Affiliated Fixed Income Funds (cost $11,680,015)	13,052,176
	Non-Affiliated Fixed Income Funds – 10.7%

57,330	iShares Barclays U.S. Treasury Inflation Protected Securities Index Fund	6,164,122
	Total Non-Affiliated Fixed Income Funds (cost $5,985,314)	6,164,122
	Total Fixed Income Funds (cost $17,665,329)	19,216,298

20	Nuveen Investments

Principal Amount (000)	Description (1)	Coupon	Maturity	Value
	SHORT-TERM INVESTMENTS – 4.6%

$2,677	Repurchase Agreement with Fixed Income Clearing Corporation, dated 12/31/10, repurchase price $2,676,859, collateralized by $2,850,000 U.S. Treasury Notes, 1.875%, due 8/31/17, value $2,732,438	0.040%	1/03/11	$2,676,850
	Total Short-Term Investments (cost $2,676,850)			2,676,850
	Total Investments (cost $51,065,902) – 99.2%			57,429,041
	Other Assets Less Liabilities – 0.8%			475,417
	Net Assets – 100%			$57,904,458

(1)	All percentages shown in the Portfolio of Investments are based on net assets.

(2)	For fair value measurement disclosure purposes, Nuveen U.S. Equity Completeness Fund categorized as Level 2, as it is not publicly available to shareholders and may only be purchased by the Nuveen Conservative Allocation Fund, Nuveen Moderate Allocation Fund and Nuveen Growth Allocation Fund. See Notes to Financial Statements, Footnote 1 – General Information and Significant Accounting Policies, Investment Valuation for more information.

See accompanying notes to financial statements.

Nuveen Investments	21

Portfolio of Investments (Unaudited)

Nuveen Conservative Allocation Fund

December 31, 2010

Shares	Description (1)	Value
	COMMODITY FUNDS – 1.9%

	Non-Affiliated Commodity Funds – 1.9%

107,254	Credit Suisse Commodity Return Strategy Fund	$1,001,757
	Total Commodity Funds (cost $961,000)	1,001,757
	EQUITY FUNDS – 38.4%

	Affiliated Equity Funds – 28.9%

31,893	Nuveen Multi-Manager Large-Cap Value Fund (Class I)	614,914

35,258	Nuveen NWQ Large-Cap Value Fund (Class I)	637,474

22,045	Nuveen Santa Barbara Growth Fund (Class I)	439,361

62,995	Nuveen Santa Barbara International Equity Fund (Class I)	1,939,639

70,873	Nuveen Symphony Large-Cap Growth Fund (Class I)	1,681,113

22,524	Nuveen Tradewinds Emerging Markets Fund (Class I)	965,406

35,938	Nuveen Tradewinds Global Resources Fund (Class I)	981,469

147,689	Nuveen Tradewinds International Value Fund (Class I)	3,865,028

27,767	Nuveen Tradewinds Value Opportunities Fund (Class I)	976,575

113,095	Nuveen U.S. Equity Completeness Fund, (2)	2,183,872

24,062	Nuveen Winslow Large-Cap Growth Fund (Class I)	729,064
	Total Affiliated Equity Funds (cost $13,721,706)	15,013,915
	Non-Affiliated Equity Funds – 9.5%

50	Guggenheim Frontier Markets ETF	1,222

26,640	iShares Dow Jones U.S. Real Estate Index Fund	1,490,774

32,150	iShares MSCI EAFE Growth Index Fund	1,963,561

21,180	iShares MSCI Emerging Markets Index Fund	1,008,592

11,720	SPDR Barclays Capital Convertible Securities ETF	481,106

15	SPDR S&P Emerging Middle East and Africa ETF	1,194
	Total Non-Affiliated Equity Funds (cost $3,875,353)	4,946,449
	Total Equity Funds (cost $17,597,059)	19,960,364
	FIXED INCOME FUNDS – 50.3%

	Affiliated Fixed Income Funds – 34.4%

148,667	Nuveen High Yield Bond Fund (Class I)	2,668,573

226,328	Nuveen Multi-Strategy Core Bond Fund (Class I)	4,621,625

57,891	Nvueen Preferred Securities Fund (Class I)	959,263

351,943	Nuveen Short Duration Bond Fund (Class I)	6,982,555

128,052	Nuveen Symphony Credit Opportunities Fund (Class I)	2,664,769
	Total Affiliated Fixed Income Funds (cost $16,473,513)	17,896,785
	Non-Affiliated Fixed Income Funds – 15.9%

76,590	iShares Barclays U.S. Treasury Inflation Protected Securities Index Fund	8,234,955
	Total Non-Affiliated Fixed Income Funds (cost $8,103,227)	8,234,955
	Total Fixed Income Funds (cost $24,576,740)	26,131,740

22	Nuveen Investments

Principal Amount (000)	Description (1)	Coupon	Maturity	Value
	SHORT-TERM INVESTMENTS – 7.3%

$3,798	Repurchase Agreement with Fixed Income Clearing Corporation, dated 12/31/10, repurchase price $3,797,532, collateralized by $3,860,000 U.S. Treasury Notes, 2.125%, due 12/31/15, value $3,874,475	0.040%	1/03/11	$3,797,519
	Total Short-Term Investments (cost $3,797,519)			3,797,519
	Total Investments (cost $46,932,318) – 97.9%			50,891,380
	Other Assets Less Liabilities – 2.1%			1,101,540
	Net Assets – 100%			$51,992,920

(1)	All percentages shown in the Portfolio of Investments are based on net assets.

(2)	For fair value measurement disclosure purposes, Nuveen U.S. Equity Completeness Fund categorized as Level 2, as it is not publicly available to shareholders and may only be purchased by the Nuveen Conservative Allocation Fund, Nuveen Moderate Allocation Fund and Nuveen Growth Allocation Fund. See Notes to Financial Statements, Footnote 1 – General Information and Significant Accounting Policies, Investment Valuation for more information.

See accompanying notes to financial statements.

Nuveen Investments	23

Statement of Assets and Liabilities (Unaudited)

December 31, 2010

	Growth Allocation		Moderate Allocation		Conservative Allocation
Assets
Affiliated investments, at value (cost $5,012,860, $35,377,172 and $30,195,219, respectively)		$5,345,451		$38,832,233		$32,910,699
Non-affiliated investments, at value (cost $1,737,579, $15,688,730 and $16,737,099, respectively)		2,221,614		18,596,808		17,980,681
Cash		33,176		190,580		111,616
Receivables:
Dividends		8,628		97,261		107,524
From Adviser		941		2,699		—
Reclaims		911		6,058		5,489
Shares sold		63,366		330,083		1,005,649
Other assets		7		10,932		18,329
Total assets		7,674,094		58,066,654		52,139,987
Liabilities
Payables:
Dividends		—		432		—
Shares redeemed		317		52,831		35,005
Accrued expenses:
Management fees		—		—		6,922
12b-1 distribution and service fees		3,891		16,222		16,781
Other		43,370		92,711		88,359
Total liabilities		47,578		162,196		147,067
Net assets		$7,626,516		$57,904,458		$51,992,920
Class A Shares
Net assets		$1,999,512		$31,031,132		$39,112,982
Shares outstanding		85,846		1,289,347		1,628,030
Net asset value per share		$23.29		$24.07		$24.02
Offering price per share (net asset value per share plus maximum sales charge of 5.75% of offering price)		$24.71		$25.54		$25.49
Class B Shares
Net assets		$445,903		$2,203,809		$1,178,844
Shares outstanding		19,402		91,350		45,613
Net asset value and offering price per share		$22.98		$24.12		$25.84
Class C Shares
Net assets		$3,681,792		$9,633,958		$9,908,588
Shares outstanding		160,037		399,101		383,850
Net asset value and offering price per share		$23.01		$24.14		$25.81
Class R3 Shares
Net assets		$63,810		$515,306		$49,967
Shares outstanding		2,727		21,443		2,135
Net asset value and offering price per share		$23.40		$24.03		$23.40
Class I Shares
Net assets		$1,435,499		$14,520,253		$1,742,539
Shares outstanding		61,551		604,360		74,634
Net asset value and offering price per share		$23.32		$24.03		$23.35
Net Assets Consist of:
Capital paid-in		$8,526,401		$54,341,776		$50,760,506
Undistributed (Over-distribution of) net investment income		81,545		242,266		826,094
Accumulated net realized gain (loss)		(1,797,890)		(3,042,723)		(3,552,742)
Net unrealized appreciation (depreciation)		816,460		6,363,139		3,959,062
Net assets		$7,626,516		$57,904,458		$51,992,920
Authorized shares Par value per share	$	Unlimited 0.01	$	Unlimited 0.01	$	Unlimited 0.01

See accompanying notes to financial statements.

24	Nuveen Investments

Statement of Operations (Unaudited)

Six Months Ended December 31, 2010

	Growth Allocation	Moderate Allocation	Conservative Allocation
Investment Income
Dividends from affiliated investments	$99,759	$762,782	$882,578
Dividends from non-affiliated investments and interest	22,427	166,262	146,006
Total investment income	122,186	929,044	1,028,584
Expenses
Management fees	6,688	39,068	36,005
12b-1 service fees – Class A	2,148	35,372	45,930
12b-1 distribution and service fees – Class B	2,187	11,519	5,305
12b-1 distribution and service fees – Class C	17,110	40,513	42,878
12b-1 distribution and service fees – Class R3	334	839	346
Shareholders’ servicing agent fees and expenses	6,491	31,042	21,126
Custodian’s fees and expenses	1,654	5,141	3,532
Trustees’ fees and expenses	36	196	149
Professional fees	6,478	7,060	7,814
Shareholders’ reports – printing and mailing expenses	8,080	26,699	19,265
Federal and state registration fees	23,612	26,623	26,141
Other expenses	174	548	598
Total expenses before expense reimbursement	74,992	224,620	209,089
Expense reimbursement	(35,381)	(60,848)	(25,820)
Net expenses	39,611	163,772	183,269
Net investment income	82,575	765,272	845,315
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from:
Affiliated investments	351,123	606,489	831,460
Non-affiliated investments	259,252	997,936	814,310
Distributions from affiliated investment company shares	5,963	37,906	32,017
Total net realized gain (loss)	616,338	1,642,331	1,677,787
Change in net unrealized appreciation (depreciation) of:
Affiliated investments	543,664	3,709,280	2,175,033
Non-affiliated investments	420,769	1,597,483	663,728
Total change in net unrealized appreciation (depreciation)	964,433	5,306,763	2,838,761
Net realized and unrealized gain (loss)	1,580,771	6,949,094	4,516,548
Net increase (decrease) in net assets from operations	$1,663,346	$7,714,366	$5,361,863

See accompanying notes to financial statements.

Nuveen Investments	25

Statement of Changes in Net Assets (Unaudited)

	Growth Allocation
	Six Months Ended 12/31/10	Year Ended 6/30/10
Operations
Net investment income	$82,575	$170,924
Total net realized gain (loss)	616,338	(226,538)
Total change in net unrealized appreciation (depreciation)	964,433	1,261,750
Net increase (decrease) in net assets from operations	1,663,346	1,206,136
Distributions to Shareholders
From net investment income:
Class A	(47,099)	(41,424)
Class B	(7,675)	(6,798)
Class C	(63,446)	(58,777)
Class R3	(1,405)	(2,707)
Class I	(37,408)	(95,767)
Decrease in net assets from distributions to shareholders	(157,033)	(205,473)
Fund Share Transactions
Proceeds from sale of shares	989,678	1,875,121
Proceeds from shares issued to shareholders due to reinvestment of distributions	112,748	124,234
	1,102,426	1,999,355
Cost of shares redeemed	(3,323,469)	(3,296,958)
Net increase (decrease) in net assets from Fund share transactions	(2,221,043)	(1,297,603)
Net increase (decrease) in net assets	(714,730)	(296,940)
Net assets at the beginning of period	8,341,246	8,638,186
Net assets at the end of period	$7,626,516	$8,341,246
Undistributed (Over-distribution of) net investment income at the end of period	$81,545	$156,003

See accompanying notes to financial statements.

26	Nuveen Investments

	Moderate Allocation		Conservative Allocation
	Six Months Ended 12/31/10	Year Ended 6/30/10	Six Months Ended 12/31/10	Year Ended 6/30/10
Operations
Net investment income	$765,272	$1,112,375	$845,315	$1,388,287
Total net realized gain (loss)	1,642,331	(429,758)	1,677,787	(527,879)
Total change in net unrealized appreciation (depreciation)	5,306,763	4,329,077	2,838,761	4,704,920
Net increase (decrease) in net assets from operations	7,714,366	5,011,694	5,361,863	5,565,328
Distributions to Shareholders
From net investment income:
Class A	(644,042)	(672,528)	(1,103,768)	(1,297,304)
Class B	(30,584)	(55,689)	(25,810)	(41,526)
Class C	(132,270)	(112,259)	(215,809)	(221,070)
Class R3	(9,499)	(3,573)	(1,352)	(4,893)
Class I	(335,495)	(307,372)	(54,557)	(19,969)
Decrease in net assets from distributions to shareholders	(1,151,890)	(1,151,421)	(1,401,296)	(1,584,762)
Fund Share Transactions
Proceeds from sale of shares	9,736,271	15,999,993	6,490,392	5,011,319
Proceeds from shares issued to shareholders due to reinvestment of distributions	773,092	821,617	1,000,328	1,184,288
	10,509,363	16,821,610	7,490,720	6,195,607
Cost of shares redeemed	(4,557,580)	(10,629,089)	(4,883,843)	(8,982,212)
Net increase (decrease) in net assets from Fund share transactions	5,951,783	6,192,521	2,606,877	(2,786,605)
Net increase (decrease) in net assets	12,514,259	10,052,794	6,567,444	1,193,961
Net assets at the beginning of period	45,390,199	35,337,405	45,425,476	44,231,515
Net assets at the end of period	$57,904,458	$45,390,199	$51,992,920	$45,425,476
Undistributed (Over-distribution of) net investment income at the end of period	$242,266	$628,884	$826,094	$1,382,075

See accompanying notes to financial statements.

Nuveen Investments	27

Financial Highlights

Selected data for a share outstanding throughout each period:

Class (Commencement Date)
		Investment Operations			Less Distributions

GROWTH ALLOCATION
Year Ended June 30,	Beginning Net Asset Value	Net Invest- ment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	Net Invest- ment Income	Capital Gains	Total	Ending Net Asset Value	Total Return(b)
Class A (12/04)
2011(g)	$19.66	$.28	$3.92	$4.20	$(.57)	$—	$(.57)	$23.29	21.47%
2010	17.69	.40	2.02	2.42	(.45)	—	(.45)	19.66	13.56
2009	23.58	.49	(5.18)	(4.69)	(.06)	(1.14)	(1.20)	17.69	(19.00)
2008	27.79	.08	(2.73)	(2.65)	(.22)	(1.34)	(1.56)	23.58	(9.84)
2007	23.95	.17	4.48	4.65	(.18)	(.63)	(.81)	27.79	19.67
2006	20.71	.27	3.20	3.47	(.06)	(.17)	(.23)	23.95	16.81
Class B (12/04)
2011(g)	19.34	.18	3.86	4.04	(.40)	—	(.40)	22.98	21.01
2010	17.42	.25	1.98	2.23	(.31)	—	(.31)	19.34	12.72
2009	23.34	.41	(5.19)	(4.78)	—	(1.14)	(1.14)	17.42	(19.61)
2008	27.51	(.11)	(2.70)	(2.81)	(.02)	(1.34)	(1.36)	23.34	(10.49)
2007	23.74	(.02)	4.42	4.40	—	(.63)	(.63)	27.51	18.73
2006	20.63	.07	3.21	3.28	—	(.17)	(.17)	23.74	15.94
Class C (12/04)
2011(g)	19.35	.18	3.88	4.06	(.40)	—	(.40)	23.01	21.05
2010	17.44	.25	1.97	2.22	(.31)	—	(.31)	19.35	12.65
2009	23.35	.41	(5.18)	(4.77)	—	(1.14)	(1.14)	17.44	(19.56)
2008	27.53	(.11)	(2.71)	(2.82)	(.02)	(1.34)	(1.36)	23.35	(10.52)
2007	23.75	(.02)	4.43	4.41	—	(.63)	(.63)	27.53	18.76
2006	20.63	.07	3.22	3.29	—	(.17)	(.17)	23.75	15.99
Class R3 (8/08)
2011(g)	19.73	.14	4.05	4.19	(.52)	—	(.52)	23.40	21.28
2010	17.76	.36	2.02	2.38	(.41)	—	(.41)	19.73	13.27
2009(f)	22.66	.53	(4.29)	(3.76)	— **	(1.14)	(1.14)	17.76	(15.68)
Class I (12/04)(e)
2011(g)	19.69	.19	4.06	4.25	(.62)	—	(.62)	23.32	21.71
2010	17.72	.48	1.99	2.47	(.50)	—	(.50)	19.69	13.78
2009	23.63	.61	(5.27)	(4.66)	(.11)	(1.14)	(1.25)	17.72	(18.77)
2008	27.85	.16	(2.75)	(2.59)	(.29)	(1.34)	(1.63)	23.63	(9.62)
2007	24.00	.24	4.48	4.72	(.24)	(.63)	(.87)	27.85	19.95
2006	20.74	.22	3.32	3.54	(.11)	(.17)	(.28)	24.00	17.15

28	Nuveen Investments

Ratios/Supplemental Data
	Ratios to Average Net Assets Before Reimbursement			Ratios to Average Net Assets After Reimbursement(c)
Ending Net Assets (000)	Expenses(d)		Net Invest- ment Income (Loss)	Expenses(d)		Net Invest- ment Income (Loss)		Portfolio Turnover Rate

$2,000	1.41	%*	1.77%*	.65	%*	2.53	%*	27%
1,478	1.58		1.04	.65		1.97		20
1,922	2.52		1.01	.79		2.74		173
3,420	2.04		(.07)	1.69		.28		34
6,888	1.82		.52	1.68		.66		31
4,128	2.32		.43	1.69		1.06		21

446	2.18	*	.84 *	1.40	*	1.62	*	27
411	2.34		.32	1.40		1.26		20
434	3.35		.52	1.52		2.34		173
647	2.79		(.79)	2.44		(.44)		34
752	2.54		(.19)	2.44		(.09)		31
298	3.12		(.47)	2.44		.21		21

3,682	2.17	*	.92 *	1.40	*	1.69	*	27
3,095	2.34		.33	1.40		1.27		20
3,364	3.30		.53	1.53		2.30		173
6,035	2.80		(.81)	2.45		(.46)		34
8,771	2.53		(.17)	2.44		(.07)		31
3,524	3.06		(.39)	2.44		.22		21

64	1.73	*	.42 *	.90	*	1.24	*	27
133	1.85		.84	.90		1.78		20
118	3.01	*	1.29 *	.90	*	3.39	*	173

1,435	1.23	*	.89 *	.40	*	1.72	*	27
3,224	1.35		1.43	.40		2.38		20
2,800	2.36		1.55	.52		3.39		173
4,396	1.76		.25	1.41		.60		34
4,868	1.58		.78	1.43		.93		31
3,261	2.09		.22	1.44		.88		21

(a)	Per share Net Investment Income (Loss) is calculated using the average daily shares method.
(b)	•Total return is the combination of changes in net asset value without any sales charge, reinvested dividend income at net asset value and reinvested capital gains distributions at net asset value, if any. Total returns are not annualized.

•Total returns for the year ended June 30, 2008, and prior reflect the performance of the Nuveen Global Value Fund. Total returns for the year ended June 30, 2009, include performance of the Nuveen Global Value Fund for the period July 1, 2008 through July 31, 2008. Returns prior to August 1, 2008, are not indicative of the performance that the Fund would have generated as currently managed.
(c)	After expense reimbursement from the Adviser, where applicable. Ratios do not reflect the effect of custodian fee credits earned on the Fund’s net cash on deposit with the custodian bank, where applicable.
(d)	The expense ratios subsequent to the year ended June 30, 2008, do not reflect the expenses of the Underlying Funds in which the Fund invests.
(e)	Effective May 1, 2008, Class R Shares were renamed Class I Shares.
(f)	For the period August 4, 2008 (commencement of operations) through June 30, 2009.
(g)	For the six months ended December 31, 2010.
*	Annualized.
**	Rounds to less than $.01 per share.

See accompanying notes to financial statements.

Nuveen Investments	29

Financial Highlights (continued)

Selected data for a share outstanding throughout each period:

Class (Commencement Date)
		Investment Operations			Less Distributions

MODERATE ALLOCATION
Year Ended June 30,	Beginning Net Asset Value	Net Invest- ment Income(a)	Net Realized/ Unrealized Gain (Loss)	Total	Net Invest- ment Income	Capital Gains	Total	Ending Net Asset Value	Total Return(b)
Class A (8/96)
2011(g)	$21.08	$.35	$3.15	$3.50	$(.51)	$—	$(.51)	$24.07	16.74%
2010	18.90	.56	2.20	2.76	(.58)	—	(.58)	21.08	14.49
2009	22.35	.67	(3.32)	(2.65)	(.34)	(.46)	(.80)	18.90	(11.28)
2008	26.73	.54	(2.04)	(1.50)	(.56)	(2.32)	(2.88)	22.35	(6.31)
2007	25.40	.58	2.97	3.55	(.61)	(1.61)	(2.22)	26.73	14.40
2006	25.95	.50	1.41	1.91	(.54)	(1.92)	(2.46)	25.40	7.60 **
Class B (8/96)
2011(g)	21.07	.24	3.15	3.39	(.34)	—	(.34)	24.12	16.23
2010	18.91	.39	2.20	2.59	(.43)	—	(.43)	21.07	13.64
2009	22.35	.52	(3.30)	(2.78)	(.20)	(.46)	(.66)	18.91	(11.98)
2008	26.73	.35	(2.04)	(1.69)	(.37)	(2.32)	(2.69)	22.35	(7.02)
2007	25.40	.37	2.98	3.35	(.41)	(1.61)	(2.02)	26.73	13.55
2006	25.95	.30	1.41	1.71	(.34)	(1.92)	(2.26)	25.40	6.80 **
Class C (8/96)
2011(g)	21.10	.27	3.11	3.38	(.34)	—	(.34)	24.14	16.16
2010	18.94	.40	2.19	2.59	(.43)	—	(.43)	21.10	13.62
2009	22.37	.53	(3.30)	(2.77)	(.20)	(.46)	(.66)	18.94	(11.93)
2008	26.75	.35	(2.04)	(1.69)	(.37)	(2.32)	(2.69)	22.37	(7.01)
2007	25.42	.38	2.97	3.35	(.41)	(1.61)	(2.02)	26.75	13.54
2006	25.97	.30	1.41	1.71	(.34)	(1.92)	(2.26)	25.42	6.79 **
Class R3 (8/08)
2011(g)	21.08	.39	3.01	3.40	(.45)	—	(.45)	24.03	16.28
2010	18.91	.51	2.19	2.70	(.53)	—	(.53)	21.08	14.19
2009(f)	22.20	.59	(3.12)	(2.53)	(.30)	(.46)	(.76)	18.91	(10.87)
Class I (8/96)(e)
2011(g)	21.08	.38	3.13	3.51	(.56)	—	(.56)	24.03	16.77
2010	18.89	.63	2.18	2.81	(.62)	—	(.62)	21.08	14.80
2009	22.35	.71	(3.32)	(2.61)	(.39)	(.46)	(.85)	18.89	(11.08)
2008	26.73	.60	(2.04)	(1.44)	(.62)	(2.32)	(2.94)	22.35	(6.07)
2007	25.40	.64	2.98	3.62	(.68)	(1.61)	(2.29)	26.73	14.68
2006	25.95	.56	1.41	1.97	(.60)	(1.92)	(2.52)	25.40	7.87 **

30	Nuveen Investments

Ratios/Supplemental Data
	Ratios to Average Net Assets Before Reimbursement				Ratios to Average Net Assets After Reimbursement(c)

Ending Net Assets (000)	Expenses(d)		Net Invest- ment Income		Expenses(d)		Net Invest- ment Income		Portfolio Turnover Rate

$31,031	.77	%*	2.78	%*	.54	%*	3.01	%*	33%
25,190	.83		2.32		.54		2.61		13
21,136	1.29		2.97		.62		3.64		171
29,612	1.32		2.04		1.23		2.12		51
33,519	1.26		2.17		1.24		2.19		61
30,644	1.31		1.84		1.24		1.91		56

2,204	1.53	*	1.85	*	1.29	*	2.09	*	33
2,421	1.58		1.53		1.29		1.82		13
3,054	2.02		2.18		1.38		2.81		171
5,535	2.07		1.29		1.98		1.38		51
6,376	2.02		1.40		1.99		1.42		61
8,051	2.06		1.09		1.99		1.15		56

9,634	1.52	*	2.10	*	1.29	*	2.33	*	33
6,354	1.58		1.58		1.29		1.87		13
4,685	2.03		2.19		1.37		2.85		171
7,265	2.07		1.29		1.98		1.38		51
7,694	2.01		1.42		1.99		1.44		61
7,342	2.06		1.08		1.99		1.16		56

515	1.00	*	3.12	*	.79	*	3.33	*	33
142	1.08		2.07		.79		2.36		13
128	1.57	*	2.84	*	.79	*	3.62	*	171

14,520	.52	*	3.07	*	.29	*	3.30	*	33
11,283	.58		2.64		.29		2.93		13
6,334	1.02		3.19		.36		3.84		171
9,662	1.07		2.29		.98		2.38		51
10,690	1.01		2.42		.99		2.44		61
9,213	1.06		2.08		.99		2.15		56

(a)	Per share Net Investment Income is calculated using the average daily shares method.
(b)	•Total return is the combination of changes in net asset value without any sales charge, reinvested dividend income at net asset value and reinvested capital gains distributions at net asset value, if any. Total returns are not annualized.

•Total returns for the year ended June 30, 2008, and prior reflect the performance of the Nuveen Balanced Stock and Bond Fund. Total returns for the year ended June 30, 2009, include performance of the Nuveen Balanced Stock and Bond Fund for the period July 1, 2008 through July 31, 2008. Returns prior to August 1, 2008, are not indicative of the performance that the Fund would have generated as currently managed.
(c)	After expense reimbursement from the Adviser, where applicable. Ratios do not reflect the effect of custodian fee credits earned on the Fund’s net cash on deposit with the custodian bank, where applicable.
(d)	The expense ratios subsequent to the year ended June 30, 2008, do not reflect the expenses of the Underlying Funds in which the Fund invests.
(e)	Effective May 1, 2008, Class R Shares were renamed Class I Shares.
(f)	For the period August 4, 2008 (commencement of operations) through June 30, 2009.
(g)	For the six months ended December 31, 2010.
*	Annualized.
**	During the year ended June 30, 2006, the Fund received a payment from the Adviser of $55,844, for losses realized on the disposal of investments purchased in violation of investment restrictions, which otherwise would have reduced total returns by .08%, .13%, .12% and .08% for Class A, B, C and I, respectively.

See accompanying notes to financial statements.

Nuveen Investments	31

Financial Highlights (continued)

Selected data for a share outstanding throughout each period:

Class (Commencement Date)
		Investment Operations			Less Distributions

CONSERVATIVE ALLOCATION
Year Ended June 30,	Beginning Net Asset Value	Net Invest- ment Income(a)	Net Realized/ Unrealized Gain (Loss)	Total	Net Invest- ment Income	Capital Gains	Total	Ending Net Asset Value	Total Return(b)
Class A (8/96)
2011(g)	$22.07	$.43	$2.23	$2.66	$(.71)	$—	$(.71)	$24.02	12.24%
2010	20.24	.69	1.93	2.62	(.79)	—	(.79)	22.07	12.93
2009	22.84	.85	(2.60)	(1.75)	(.37)	(.48)	(.85)	20.24	(7.25)
2008	25.76	.64	(2.17)	(1.53)	(.67)	(.72)	(1.39)	22.84	(6.23)
2007	23.86	.67	1.91	2.58	(.68)	—	(.68)	25.76	10.90
2006	23.01	.60	.89	1.49	(.64)	—	(.64)	23.86	6.52
Class B (8/96)
2011(g)	23.67	.37	2.37	2.74	(.57)	—	(.57)	25.84	11.77
2010	21.72	.55	2.09	2.64	(.69)	—	(.69)	23.67	12.11
2009	24.43	.77	(2.80)	(2.03)	(.20)	(.48)	(.68)	21.72	(7.97)
2008	27.36	.48	(2.30)	(1.82)	(.39)	(.72)	(1.11)	24.43	(6.90)
2007	25.32	.50	2.04	2.54	(.50)	—	(.50)	27.36	10.09
2006	24.26	.45	.94	1.39	(.33)	—	(.33)	25.32	5.73
Class C (8/96)
2011(g)	23.64	.38	2.36	2.74	(.57)	—	(.57)	25.81	11.78
2010	21.69	.56	2.08	2.64	(.69)	—	(.69)	23.64	12.12
2009	24.39	.77	(2.79)	(2.02)	(.20)	(.48)	(.68)	21.69	(7.94)
2008	27.32	.49	(2.31)	(1.82)	(.39)	(.72)	(1.11)	24.39	(6.94)
2007	25.29	.51	2.02	2.53	(.50)	—	(.50)	27.32	10.10
2006	24.24	.45	.93	1.38	(.33)	—	(.33)	25.29	5.70
Class R3 (8/08)
2011(g)	21.49	.28	2.26	2.54	(.63)	—	(.63)	23.40	12.03
2010	19.71	.62	1.88	2.50	(.72)	—	(.72)	21.49	12.67
2009(f)	22.16	.70	(2.40)	(1.70)	(.27)	(.48)	(.75)	19.71	(7.27)
Class I (8/96)(e)
2011(g)	21.48	.46	2.15	2.61	(.74)	—	(.74)	23.35	12.33
2010	19.69	.72	1.89	2.61	(.82)	—	(.82)	21.48	13.24
2009	22.24	.88	(2.53)	(1.65)	(.42)	(.48)	(.90)	19.69	(6.98)
2008	25.15	.69	(2.12)	(1.43)	(.76)	(.72)	(1.48)	22.24	(5.99)
2007	23.34	.72	1.86	2.58	(.77)	—	(.77)	25.15	11.17
2006	22.56	.65	.87	1.52	(.74)	—	(.74)	23.34	6.79

32	Nuveen Investments

Ratios/Supplemental Data
	Ratios to Average Net Assets Before Reimbursement				Ratios to Average Net Assets After Reimbursement(c)
Ending Net Assets (000)	Expenses(d)		Net Invest- ment Income		Expenses(d)		Net Invest- ment Income		Portfolio Turnover Rate

$39,113	.73	%*	3.54	%*	.62	%*	3.65	%*	26%
34,943	.77		2.94		.62		3.09		14
35,247	1.04		3.88		.63		4.28		166
52,785	1.28		2.53		1.23		2.58		37
61,577	1.22		2.64		1.22		2.64		37
58,064	1.26		2.51		1.24		2.53		44

1,179	1.48	*	2.77	*	1.37	*	2.88	*	26
1,031	1.53		2.16		1.37		2.32		14
1,730	1.77		3.22		1.38		3.60		166
3,480	2.03		1.76		1.98		1.81		37
5,916	1.98		1.87		1.98		1.87		37
10,700	2.00		1.75		1.99		1.76		44

9,909	1.48	*	2.90	*	1.37	*	3.00	*	26
8,034	1.52		2.22		1.37		2.37		14
6,649	1.81		3.21		1.38		3.63		166
8,192	2.03		1.78		1.98		1.83		37
9,363	1.97		1.90		1.97		1.90		37
7,992	2.01		1.76		1.99		1.77		44

50	.99	*	2.32	*	.87	*	2.44	*	26
145	1.02		2.71		.87		2.86		14
133	1.35	*	3.59	*	.87	*	4.08	*	166

1,743	.48	*	3.84	*	.37	*	3.94	*	26
1,272	.50		3.20		.37		3.32		14
472	.76		4.09		.39		4.46		166
1,361	1.03		2.78		.98		2.83		37
1,525	.97		2.90		.97		2.90		37
1,171	1.01		2.77		.99		2.79		44

(a)	Per share Net Investment Income is calculated using the average daily shares method.
(b)	•Total return is the combination of changes in net asset value without any sales charge, reinvested dividend income at net asset value and reinvested capital gains distributions at net asset value, if any. Total returns are not annualized.

•Total returns for the year ended June 30, 2008, and prior reflect the performance of the Nuveen Balanced Municipal and Stock Fund. Total returns for the year ended June 30, 2009, include performance of the Nuveen Balanced Municipal and Stock Fund for the period July 1, 2008 through July 6, 2008. Returns prior to July 7, 2008, are not indicative of the performance that the Fund would have generated as currently managed.
(c)	After expense reimbursement from the Adviser, where applicable. Ratios do not reflect the effect of custodian fee credits earned on the Fund’s net cash on deposit with the custodian bank, where applicable.
(d)	The expense ratios subsequent to the year ended June 30, 2008, do not reflect the expenses of the Underlying Funds in which the Fund invests.
(e)	Effective May 1, 2008, Class R Shares were renamed Class I Shares.
(f)	For the period August 4, 2008 (commencement of operations) through June 30, 2009.
(g)	For the six months ended December 31, 2010.
*	Annualized.

See accompanying notes to financial statements.

Nuveen Investments	33

Notes to Financial Statements (Unaudited)

1. General Information and Significant Accounting Policies

General Information

The Nuveen Investment Trust (the “Trust”) is an open-end investment company registered under the Investment Company Act of 1940, as amended. The Trust is comprised of Nuveen Growth Allocation Fund (“Growth Allocation”), Nuveen Moderate Allocation Fund (“Moderate Allocation”) and Nuveen Conservative Allocation Fund (“Conservative Allocation”) (collectively, the “Funds”), among others. The Trust was organized as a Massachusetts business trust in 1996.

Each Fund is a “fund of funds” that primarily invests in shares of other registered investment companies, including open-end mutual funds and exchange-traded funds (collectively, the “Underlying Funds”). Each Fund’s assets are allocated among broad asset classes through investment in a combination of the Underlying Funds. The Underlying Funds, in turn, invest in a variety of U.S. and non-U.S. equity and fixed income securities. Each Fund has a strategic allocation between equity and fixed income investments that correlates with its risk profile. Nuveen Asset Management (the “Adviser”), a wholly-owned subsidiary of Nuveen Investments, Inc. (“Nuveen”), has selected Nuveen Investment Solutions, Inc. (“NIS”) (formerly, Richards & Tierney, Inc.), also a wholly-owned subsidiary of Nuveen, to serve as sub-adviser to the Funds. NIS adjusts portfolio allocations from time to time consistent with each Fund’s risk profile in its effort to produce performance consistent with its investment objective. Each Fund primarily invests in Underlying Funds within the Nuveen family of funds.

Growth Allocation’s investment objective is to provide attractive long-term total return with a growth risk profile.

Moderate Allocation’s investment objective is to provide attractive long-term total return with a moderate risk profile.

Conservative Allocation’s investment objective is to provide attractive long-term total return with a conservative risk profile.

Effective January 1, 2011, the Adviser has changed its name to Nuveen Fund Advisors, Inc.

The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements in accordance with accounting principles generally accepted in the United States (“U.S. GAAP”).

Significant Accounting Policies

Investment Valuation

The affiliated Underlying Funds in which the Funds invest are valued at their respective net asset values and securities and other assets for which market quotations are available, including non-affiliated Exchange Traded Funds (“ETFs”) in which the Funds invests, are valued at the last sales price on the securities exchange on which such securities are primarily traded and are generally classified as Level 1.

Repurchase agreements are valued at contract amount plus accrued interest, which approximates market value. These securities are generally classified as Level 2.

Certain securities may not be able to be priced by the pre-established pricing methods as described above. Such securities may be valued by the Funds’ Board of Trustees or its designee at fair value. These securities generally include, but are not limited to, restricted securities (securities which may not be publicly sold without registration under the Securities Act of 1933, as amended) for which a pricing service is unable to provide a market price; securities whose trading has been formally suspended; debt securities that have gone into default and for which there is no current market quotation; a security whose market price is not available from a pre-established pricing source; a security with respect to which an event has occurred that is likely to materially affect the value of the security after the market has closed but before the calculation of a Fund’s net asset value (as may be the case in non-U.S. markets on which the security is primarily traded) or make it difficult or impossible to obtain a reliable market quotation; and a security whose price, as provided by the pricing service, is not deemed to reflect the security’s fair value. As a general principle, the fair value of a security would appear to be the amount that the owner might reasonably expect to receive for it in a current sale. A variety of factors may be considered in determining the fair value of such securities, which may include consideration of the following: yields or prices of investments of comparable quality, type of issue, coupon, maturity and rating, market quotes or indications of value from security dealers, evaluations of anticipated cash flows or collateral, general market conditions and other information and analysis, including the obligor’s credit characteristics considered relevant. These securities are classified as Level 2 or as Level 3 depending on the priority of the significant inputs. Regardless of the method employed to value a particular security, all valuations are subject to review by the Funds’ Board of Trustees or its designee.

Refer to Footnote 2 – Fair Value Measurements for further details on the leveling of securities held by the Funds as of the end of the reporting period.

Investment Transactions

Investment transactions are recorded on a trade date basis. Realized gains and losses from investment transactions are determined on the specific identification method, which is the same basis used for federal income tax purposes.

Investment Income

Dividend income and realized gain distributions from the Underlying Funds are recorded on the ex-dividend date, or for foreign securities, when information is available. Interest income is recorded on an accrual basis.

34	Nuveen Investments

Income Taxes

Each Fund is a separate taxpayer for federal income tax purposes. Each Fund intends to distribute substantially all of its net investment income and net capital gains to shareholders and to otherwise comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies. Therefore, no federal income tax provision is required.

For all open tax years and all major taxing jurisdictions, management of the Funds has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. Open tax years are those that are open for examination by taxing authorities (i.e., generally the last four tax year ends and the interim tax period since then). Furthermore, management of the Funds is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Dividends and Distributions to Shareholders

Dividends from net investment income and net realized capital gains from investment transactions, if any, are declared and distributed to shareholders at least annually. Furthermore, capital gains are distributed only to the extent they exceed available capital loss carryforwards.

Distributions to shareholders are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP.

Flexible Sales Charge Program

Class A Shares are generally sold with an up-front sales charge and incur a .25% annual 12b-1 service fee. Class A Share purchases of $1 million or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge (“CDSC”) if redeemed within twelve months of purchase. Class B Shares were sold without an up-front sales charge but incur a .75% annual 12b-1 distribution fee and a .25% annual 12b-1 service fee. Class B Shares are subject to a CDSC of up to 5% depending upon the length of time the shares are held by the investor (CDSC is reduced to 0% at the end of six years). Class B Shares convert to Class A Shares eight years after purchase. Class C Shares are sold without an up-front sales charge but incur a .75% annual 12b-1 distribution fee and a .25% annual 12b-1 service fee. Class C Shares are subject to a CDSC of 1% if redeemed within one year of purchase. Class R3 Shares are sold without an up-front sales charge but incur a .50% annual 12b-1 distribution and service fee. Class I Shares are not subject to any sales charge or 12b-1 distribution or service fees.

Repurchase Agreements

In connection with transactions in repurchase agreements, it is each Fund’s policy that its custodian take possession of the underlying collateral securities, the fair value of which exceeds the principal amount of the repurchase transaction, including accrued interest, at all times. If the counterparty defaults, and the fair value of the collateral declines, realization of the collateral may be delayed or limited.

Multiclass Operations and Allocations

Income and expenses of the Funds that are not directly attributable to a specific class of shares are prorated among the classes based on the relative net assets of each class. Expenses directly attributable to a class of shares, which presently only include 12b-1 distribution and service fees, are recorded to the specific class.

Realized and unrealized capital gains and losses of the Fund are prorated among the classes based on the relative net assets of each class.

Custodian Fee Credit

Each Fund has an arrangement with the custodian bank whereby certain custodian fees and expenses are reduced by net credits earned on each Fund’s cash on deposit with the bank. Such deposit arrangements are an alternative to overnight investments. Credits for cash balances may be offset by charges for any days on which a Fund overdraws its account at the custodian bank.

Indemnifications

Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, in the normal course of business, the Trust enters into contracts that provide general indemnifications to other parties. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. However, the Trust has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

Use of Estimates

The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results may differ from those estimates.

Nuveen Investments	35

Notes to Financial Statements (Unaudited) (continued)

2. Fair Value Measurements

In determining the fair value of each Fund’s investments, various inputs are used. These inputs are summarized in the three broad levels listed below:

Level 1 –	Quoted prices in active markets for identical securities.
Level 2 –	Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3 –	Significant unobservable inputs (including management’s assumptions in determining the fair value of investments).

The inputs or methodologies used for valuing securities are not an indication of the risk associated with investing in those securities.

The following is a summary of each Fund’s fair value measurements as of December 31, 2010:

Growth Allocation	Level 1	Level 2	Level 3	Total
Investments:
Commodity Funds	$155,319	$—	$—	$155,319
Equity Funds*	5,584,947	541,717	—	6,126,664
Fixed Income Funds	1,156,024	—	—	1,156,024
Short-Term Investments	—	129,058	—	129,058
Total	$6,896,290	$670,775	$—	$7,567,065
Moderate Allocation	Level 1	Level 2	Level 3	Total
Investments:
Commodity Funds	$1,159,161	$—	$—	$1,159,161
Equity Funds*	30,838,955	3,537,777	—	34,376,732
Fixed Income Funds	19,216,298	—	—	19,216,298
Short-Term Investments	—	2,676,850	—	2,676,850
Total	$51,214,414	$6,214,627	$—	$57,429,041
Conservative Allocation	Level 1	Level 2	Level 3	Total
Investments:
Commodity Funds	$1,001,757	$—	$—	$1,001,757
Equity Funds*	17,776,492	2,183,872	—	19,960,364
Fixed Income Funds	26,131,740	—	—	26,131,740
Short-Term Investments	—	3,797,519	—	3,797,519
Total	$44,909,989	$5,981,391	$—	$50,891,380

*	Refer to the Fund’s Portfolio of Investments for industry breakdown of Equity Funds classified as Level 2.

During the six month period ended December 31, 2010, the Funds recognized no significant transfers to/from Level 1, Level 2 or Level 3.

36	Nuveen Investments

3. Fund Shares

Transactions in Fund shares were as follows:

	Growth Allocation
	Six Months Ended 12/31/10		Year Ended 6/30/10
	Shares	Amount	Shares	Amount
Shares sold:
Class A	19,436	$437,122	12,451	$254,499
Class A – automatic conversion of Class B Shares	528	10,434	1,414	27,920
Class B	269	5,863	499	10,072
Class C	18,330	401,775	13,567	273,199
Class R3	393	9,202	119	2,510
Class I	5,665	125,282	63,274	1,306,921
Shares issued to shareholders due to reinvestment of distributions:
Class A	1,441	33,484	1,616	33,497
Class B	258	5,916	286	5,851
Class C	1,674	38,415	1,954	40,044
Class R3	—	—	—	—
Class I	1,501	34,933	2,161	44,842
	49,495	1,102,426	97,341	1,999,355
Shares redeemed:
Class A	(10,730)	(237,956)	(48,956)	(992,985)
Class B	(1,860)	(40,602)	(3,013)	(60,608)
Class B – automatic conversion to Class A Shares	(537)	(10,434)	(1,437)	(27,920)
Class C	(19,884)	(429,546)	(48,532)	(990,208)
Class R3	(4,404)	(101,160)	—	—
Class I	(109,340)	(2,503,771)	(59,727)	(1,225,237)
	(146,755)	(3,323,469)	(161,665)	(3,296,958)
Net increase (decrease)	(97,260)	$(2,221,043)	(64,324)	$(1,297,603)

	Moderate Allocation
	Six Months Ended 12/31/10		Year Ended 6/30/10
	Shares	Amount	Shares	Amount
Shares sold:
Class A	166,081	$3,883,714	320,824	$6,838,312
Class A – automatic conversion of Class B Shares	5,193	117,950	16,654	349,383
Class B	2,298	54,512	5,172	111,052
Class C	119,511	2,744,857	102,608	2,234,838
Class R3	19,316	459,404	—	—
Class I	106,336	2,475,834	294,986	6,466,408
Shares issued to shareholders due to reinvestment of distributions:
Class A	21,456	515,151	24,846	539,393
Class B	951	22,900	1,900	41,374
Class C	2,445	58,884	2,149	46,866
Class R3	2	53	—	—
Class I	7,347	176,104	8,948	193,984
	450,936	10,509,363	778,087	16,821,610
Shares redeemed:
Class A	(98,342)	(2,279,458)	(285,652)	(6,155,361)
Class B	(21,598)	(494,534)	(36,986)	(790,891)
Class B – automatic conversion to Class A Shares	(5,201)	(117,950)	(16,668)	(349,383)
Class C	(23,989)	(554,298)	(51,008)	(1,094,056)
Class R3	(4,632)	(110,334)	—	—
Class I	(44,547)	(1,001,006)	(103,972)	(2,239,398)
	(198,309)	(4,557,580)	(494,286)	(10,629,089)
Net increase (decrease)	252,627	$5,951,783	283,801	$6,192,521

Nuveen Investments	37

Notes to Financial Statements (Unaudited) (continued)

	Conservative Allocation
	Six Months Ended 12/31/10		Year Ended 6/30/10
	Shares	Amount	Shares	Amount
Shares sold:
Class A	130,346	$3,136,513	64,709	$1,429,477
Class A – automatic conversion of Class B Shares	3,741	91,221	12,695	277,918
Class B	9,139	235,653	3,707	88,335
Class C	81,583	2,111,191	77,397	1,845,358
Class R3	—	—	—	—
Class I	39,854	915,814	62,604	1,370,231
Shares issued to shareholders due to reinvestment of distributions:
Class A	33,309	798,086	43,904	976,421
Class B	617	15,918	1,297	31,032
Class C	5,842	150,441	6,737	161,004
Class R3	—	—	—	—
Class I	1,541	35,883	734	15,831
	305,972	7,490,720	273,784	6,195,607
Shares redeemed:
Class A	(122,371)	(2,877,558)	(279,645)	(6,196,925)
Class B	(4,198)	(104,476)	(29,273)	(695,626)
Class B – automatic conversion to Class A Shares	(3,497)	(91,221)	(11,842)	(277,918)
Class C	(43,450)	(1,104,056)	(50,787)	(1,205,324)
Class R3	(4,634)	(109,316)	—	—
Class I	(25,970)	(597,216)	(28,076)	(606,419)
	(204,120)	(4,883,843)	(399,623)	(8,982,212)
Net increase (decrease)	101,852	$2,606,877	(125,839)	$(2,786,605)

4. Investment Transactions

Purchases and sales (excluding short-term investments) during the six months ended December 31, 2010, were as follows:

	Growth Allocation	Moderate Allocation	Conservative Allocation
Purchases:
Affiliated investments	$2,123,000	$16,529,000	$8,667,000
Non-affiliated investments	229,345	3,438,066	3,152,494

Sales and maturities:
Affiliated investments	2,798,000	10,596,000	10,845,000
Non-affiliated investments	1,847,275	5,559,712	2,717,877

5. Income Tax Information

The following information is presented on an income tax basis. Differences between amounts for financial statement and federal income tax purposes are primarily due to timing differences in recognizing certain gains and losses on investment transactions. To the extent that differences arise that are permanent in nature, such amounts are reclassified within the capital accounts as detailed below. Temporary differences do not require reclassification. Temporary and permanent differences do not impact the net asset values of the Funds.

At December 31, 2010, the cost and unrealized appreciation (depreciation) of investments, as determined on a federal income tax basis, were as follows:

	Growth Allocation	Moderate Allocation	Conservative Allocation
Cost of investments	$6,922,276	$52,141,162	$47,191,525
Gross unrealized:
Appreciation	$862,096	$6,412,292	$4,178,300
Depreciation	(217,307)	(1,124,413)	(478,445)
Net unrealized appreciation (depreciation) of investments	$644,789	$5,287,879	$3,699,855

38	Nuveen Investments

Permanent differences, primarily due to investments in other regulated investment companies and reclassification of litigation settlements, resulted in reclassifications among the Funds’ components of net assets at June 30, 2010, the Funds’ last tax year-end, as follows:

	Growth Allocation	Moderate Allocation	Conservative Allocation
Capital paid-in	$—	$—	$—
Undistributed (Over-distribution of) net investment income	(15,398)	(28,889)	(7,305)
Accumulated net realized gain (loss)	15,398	28,889	7,305

The tax components of undistributed net ordinary income and net long-term capital gains at June 30, 2010, the Funds’ last tax year end, were as follows:

	Growth Allocation	Moderate Allocation	Conservative Allocation
Undistributed net ordinary income*	$156,003	$628,884	$1,382,075
Undistributed net long-term capital gains	—	—	—
*	Net ordinary income consists of net taxable income derived from dividends, interest and net short-term capital gains, if any.

The tax character of distributions paid during the Funds’ last tax year ended June 30, 2010, was designated for purposes of the dividends paid deduction as follows:

	Growth Allocation	Moderate Allocation	Conservative Allocation
Distributions from net tax-exempt income	$—	$—	$—
Distributions from net ordinary income*	205,473	1,151,421	1,584,762
Distributions from net long-term capital gains	—	—	—
*	Net ordinary income consists of net taxable income derived from dividends, interest, market discount accretion and net short-term capital gains, if any.

At June 30, 2010, the Funds’ last tax year end, the Funds had unused capital loss carryforwards available for federal income tax purposes to be applied against future capital gains, if any. If not applied, the carryforwards will expire as follows:

	Growth Allocation	Moderate Allocation	Conservative Allocation
Expiration:
June 30, 2017	$993,554	$165,573	$1,329,027
June 30, 2018	1,140,368	3,307,885	3,632,756
Total	$2,133,922	$3,473,458	$4,961,783

The Funds have elected to defer net realized losses from investments incurred from November 1, 2009 through June 30, 2010, the Funds’ last tax year end, (“post-October losses”) in accordance with federal income tax regulations. The following post-October losses are treated as having arisen on the first day of the current fiscal year:

	Growth Allocation	Moderate Allocation	Conservative Allocation
Post-October capital losses	$108,469	$136,334	$9,537

6. Management Fees and Other Transactions with Affiliates

The management fee for each Fund, payable monthly, is .15% of the average daily net assets of each Fund.

The management fee compensates the Adviser for the overall investment advisory and administrative services and general office facilities it provides for the Funds. The Adviser has entered into a Sub-Advisory Agreement with NIS under which NIS manages the investment portfolios of the Funds. NIS is compensated for its sub-advisory services to the Funds from the management fee paid to the Adviser.

The Adviser has agreed to waive fees and reimburse expenses (“Expense Cap”) of the Funds, so that total annual fund operating expenses (excluding 12b-1 distribution and service fees, interest expenses, taxes, fees incurred in acquiring and disposing of portfolio securities, Underlying Fund fees and expenses and extraordinary expenses) do not exceed the percentage of each Fund’s average daily net assets for each share class and for the time periods stated, as set forth in the following table:

	Temporary Expense Cap	Temporary Expense Cap Expiration Date	Permanent Expense Cap
Growth Allocation	.40%	October 31, 2011	.84%
Moderate Allocation	.29	October 31, 2011	N/A
Conservative Allocation	.37	October 31, 2011	N/A

Nuveen Investments	39

Notes to Financial Statements (Unaudited) (continued)

The Adviser may also voluntarily reimburse additional expenses from time to time in any of the Funds. Voluntary reimbursements may be terminated at any time at the Adviser’s discretion.

The Trust pays no compensation directly to those of its trustees who are affiliated with the Adviser or to its officers, all of whom receive remuneration for their services to the Trust from the Adviser or its affiliates. The Board of Trustees has adopted a deferred compensation plan for independent trustees that enables trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from certain Nuveen advised funds. Under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of select Nuveen advised funds.

During the six months ended December 31, 2010, Nuveen Investments, LLC (the “Distributor”), a wholly-owned subsidiary of Nuveen, collected sales charges on purchases of Class A Shares, the majority of which were paid out as concessions to financial intermediaries as follows:

	Growth Allocation	Moderate Allocation	Conservative Allocation
Sales charges collected	$5,594	$92,344	$17,377
Paid to financial intermediaries	5,049	80,631	15,260

The Distributor also received 12b-1 service fees on Class A Shares, substantially all of which were paid to compensate financial intermediaries for providing services to shareholders relating to their investments.

During the six months ended December 31, 2010, the Distributor compensated financial intermediaries directly with commission advances at the time of purchase as follows:

	Growth Allocation	Moderate Allocation	Conservative Allocation
Commission advances	$3,630	$14,957	$4,766

To compensate for commissions advanced to financial intermediaries, all 12b-1 service fees collected on Class B Shares during the first year following a purchase, all 12b-1 distribution fees collected on Class B Shares, and all 12b-1 service and distribution fees collected on Class C Shares during the first year following a purchase are retained by the Distributor. During the six months ended December 31, 2010, the Distributor retained such 12b-1 fees as follows:

	Growth Allocation	Moderate Allocation	Conservative Allocation
12b-1 fees retained	$3,064	$20,865	$12,662

The remaining 12b-1 fees charged to the Funds were paid to compensate financial intermediaries for providing services to shareholders relating to their investments.

The Distributor also collected and retained CDSC on share redemptions during the six months ended December 31, 2010, as follows:

	Growth Allocation	Moderate Allocation	Conservative Allocation
CDSC retained	$591	$3,348	$1,332

40	Nuveen Investments

Notes

Nuveen Investments	41

Glossary of Terms Used in this Report

Average Annual Total Return: This is a commonly used method to express an investment’s performance over a particular, usually multi-year time period. It expresses the return that would have been necessary each year to equal the investment’s actual cumulative performance (including change in NAV or offer price and reinvested dividends and capital gains distributions, if any) over the time period being considered.

Net Asset Value (NAV): A Fund’s NAV is the dollar value of one share in the Fund. It is calculated by subtracting the liabilities of the Fund from its total assets and then dividing the remainder by the number of shares outstanding. Fund NAVs are calculated at the end of each business day.

42	Nuveen Investments

Fund Information

Fund Manager

Nuveen Fund Advisors, Inc.

333 West Wacker Drive

Chicago, IL 60606

Sub-Adviser

Nuveen Investment Solutions, Inc.

333 West Wacker Drive

Chicago, IL 60606

Legal Counsel

Chapman and Cutler LLP

Chicago, IL

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

Chicago, IL

Custodian

State Street Bank & Trust Company

Boston, MA

Transfer Agent and Shareholder Services

Boston Financial

Data Services

Nuveen Investor Services

P.O. Box 8530

Boston, MA 02266-8530

(800) 257-8787

Quarterly Portfolio of Investments and Proxy Voting Information: You may obtain (i) each Fund’s quarterly portfolio of investments, (ii) information regarding how the Funds voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, and (iii) a description of the policies and procedures that the Funds used to determine how to vote proxies relating to portfolio securities without charge, upon request, by calling Nuveen Investments at (800) 257-8787 or on Nuveen’s website at www.nuveen.com.

You may also obtain this and other Fund information directly from the Securities and Exchange Commission (SEC). The SEC may charge a copying fee for this information. Visit the SEC on-line at http://www.sec.gov or in person at the SEC’s Public Reference Room in Washington, D.C. Call the SEC at (202) 942-8090 for room hours and operation. You may also request Fund information by sending an e-mail request to publicinfo@sec.gov or by writing to the SEC’s Public Reference Section at 100 F Street NE, Washington, D.C. 20549.

The Financial Industry Regulatory Authority (FINRA) provides a Public Disclosure Program which supplies certain information regarding the disciplinary history of FINRA members and their associated persons in response to either telephone inquiries at (800) 289-9999 or written inquiries at www.finra.org. FINRA also provides an investor brochure that includes information describing the Public Disclosure Program.

Nuveen Investments	43

Nuveen Investments:

Serving Investors for Generations

Since 1898, financial advisors and their clients have relied on Nuveen Investments to provide dependable investment solutions through continued adherence to proven, long-term investing principles. Today, we offer a range of high quality equity and fixed-income solutions designed to be integral components of a well-diversified core portfolio.

Focused on meeting investor needs.

Nuveen Investments is a global investment management firm that seeks to help secure the long-term goals of institutions and high net worth investors as well as the consultants and financial advisors who serve them. We market our growing range of specialized investment solutions under the high-quality brands of HydePark, NWQ, Nuveen Asset Management, Santa Barbara, Symphony, Tradewinds and Winslow Capital. In total, Nuveen Investments managed approximately $195 billion of assets as of December 31, 2010.

Find out how we can help you.

To learn more about how the products and services of Nuveen Investments may be able to help you meet your financial goals, talk to your financial advisor, or call us at (800) 257-8787. Please read the information provided carefully before you invest. Investors should consider the investment objective and policies, risk considerations, charges and expenses of any investment carefully. Where applicable, be sure to obtain a prospectus, which contains this and other relevant information. To obtain a prospectus, please contact your securities representative or Nuveen Investments, 333 W. Wacker Dr., Chicago, IL 60606. Please read the prospectus carefully before you invest or send money.

Learn more about Nuveen Funds at: www.nuveen.com/mf

Nuveen makes things e-simple.

It only takes a minute to sign up for e-Reports. Once enrolled, you’ll receive an e-mail as soon as your Nuveen Fund information is ready — no more waiting for delivery by regular mail. Just click on the link within the e-mail to see the report and save it on your computer if you wish.

Free e-Reports right to your e-mail!

www.investordelivery.com

If you receive your Nuveen Fund distributions and statements from your financial advisor or brokerage account.

OR

www.nuveen.com/accountaccess

If you receive your Nuveen Fund distributions and statements directly from Nuveen.

Distributed by Nuveen Investments, LLC 333 West Wacker Drive Chicago, IL 60606 www.nuveen.com

MSA-ALL0-1210P

Mutual Funds

Nuveen Equity Funds

For investors seeking high current income and long-term capital appreciation.

Semi-Annual Report

December 31, 2010

Nuveen NWQ Equity Income Fund

INVESTMENT ADVISER NAME CHANGE

Effective January 1, 2011, Nuveen Asset Management, the Fund’s investment adviser, changed its name to Nuveen Fund Advisors, Inc. (“Nuveen Fund Advisors”). Concurrently, Nuveen Fund Advisors formed a wholly-owned subsidiary, Nuveen Asset Management, LLC, to house its portfolio management capabilities.

NUVEEN INVESTMENTS COMPLETES STRATEGIC COMBINATION WITH FAF ADVISORS

On December 31, 2010, Nuveen Investments completed the strategic combination between Nuveen Asset Management, LLC, the largest investment affiliate of Nuveen Investments, and FAF Advisors. As part of this transaction, U.S. Bancorp – the parent of FAF Advisors – received cash consideration and a 9.5% stake in Nuveen Investments in exchange for the long term investment business of FAF Advisors, including investment-management responsibilities for the non-money market mutual funds of the First American Funds family.

The approximately $27 billion of mutual fund and institutional assets managed by FAF Advisors, along with the investment professionals managing these assets and other key personnel, have become part of Nuveen Asset Management, LLC. With these additions to Nuveen Asset Management, LLC, this affiliate now manages more than $100 billion of assets across a broad range of strategies from municipal and taxable fixed income to traditional and specialized equity investments.

This combination does not affect the investment objectives or strategies of this Fund. Over time, Nuveen Investments expects that the combination will provide even more ways to meet the needs of investors who work with financial advisors and consultants by enhancing the multi-boutique model of Nuveen Investments, which also includes highly respected investment teams at HydePark, NWQ Investment Management, Santa Barbara Asset Management, Symphony Asset Management, Tradewinds Global Investors and Winslow Capital. Nuveen Investments managed approximately $195 billion of assets as of December 31, 2010.

Must be preceded by or accompanied by a prospectus.	NOT FDIC INSURED	MAY LOSE VALUE	NO BANK GUARANTEE

Chairman’s

Letter to Shareholders

Dear Shareholders,

The global economy recorded another year of recovery from the financial and economic crises of 2008, but many of the factors that caused the crises still weigh on the prospects for continued recovery. In the U.S., ongoing weakness in housing values is putting pressure on homeowners and mortgage lenders. Similarly, the strong earnings recovery for corporations and banks has not been translated into increased hiring or more active lending. In addition, media and analyst reports on the fiscal conditions of various state and local entities have raised concerns with some investors. Globally, deleveraging by private and public borrowers is inhibiting economic growth and this process is far from complete.

Encouragingly, a variety of constructive actions are being taken by governments around the world to stimulate further recovery. In the U.S., the recent passage of a stimulatory tax bill relieves some of the pressure on the Federal Reserve System to promote economic expansion through quantitative easing and offers the promise of faster economic growth. A number of European governments are undertaking programs that could significantly reduce their budget deficits. Governments across the emerging markets are implementing various steps to deal with global capital flows without undermining international trade and investment.

The success of these government actions could have an important impact on whether 2011 brings further economic recovery and financial market progress. One risk associated with the extraordinary efforts to strengthen U.S. economic growth is that the debt of the U.S. government will continue to grow to unprecedented levels. Another risk is that over time there could be upward pressures on asset values in the U.S. and abroad, because what happens in the U.S. impacts the rest of the world economy. We must hope that the progress made on the fiscal front in 2010 will continue into 2011. In this environment, your Nuveen investment team continues to seek sustainable investment opportunities and to remain alert to potential risks in a recovery still facing many headwinds. On your behalf, we monitor their activities to assure they maintain their investment disciplines.

As you will note elsewhere in this report, on January 1, 2011, Nuveen Investments completed the acquisition of FAF Advisors, Inc., the manager of the First American Funds. The acquisition adds highly respected and distinct investment teams to meet the needs of investors and their advisors and is designed to benefit all fund shareholders by creating a fund organization with the potential for further economies of scale and the ability to draw from even greater talent and expertise to meet these investor needs.

As always, I encourage you to contact your financial consultant if you have any questions about your investment in a Nuveen fund. On behalf of the other members of your Fund Board, we look forward to continuing to earn your trust in the months and years ahead.

Sincerely,

Robert P. Bremner

Chairman of the Board and Lead Independent Director

February 22, 2011

4	Nuveen Investments

Portfolio Manager’s Comments

Certain statements in this report are forward-looking statements. Discussions of specific investments are for illustration only and are not intended as recommendations of individual investments. The forward-looking statements and other views expressed herein are those of the portfolio manager as of the date of this report. Actual future results or occurrences may differ significantly from those anticipated in any forward-looking statements and the views expressed herein are subject to change at any time, due to numerous market and other factors. The Fund disclaims any obligation to update publicly or revise any forward-looking statements or views expressed herein.

Any reference to credit ratings for portfolio holdings denotes the highest rating assigned by a Nationally Recognized Statistical Rating Organization (NRSRO) such as Standard & Poor’s, Moody’s or Fitch. AAA, AA, A, and BBB ratings are investment grade; BB, B, CCC, CC, C and D ratings are below investment grade. Holdings and ratings may change over time.

The Nuveen NWQ Equity Income Fund features management by NWQ Investment Management Company, LLC, an affiliate of Nuveen Investments. Jon Bosse, Chief Investment Officer of NWQ, leads the Fund’s management team at that firm. He has 28 years of corporate finance and investment management experience. Here Jon talks about his management strategies and the performance of the Fund for the six-month period ending December 31, 2010.

How did the Fund perform during the six-month period ending December 31, 2010?

The table on page seven provides performance information for the Fund for the six-month period ended December 31, 2010. Over this time, the Fund underperformed both the Lipper category average and a general market index.

What is the Fund’s investment strategy?

The Fund is designed to seek high current income and long-term capital appreciation. NWQ attempts to meet this investment objective by investing primarily in dividend-paying equity securities, including common stocks, preferred stocks, warrants to purchase common stocks or preferred stocks, securities convertible into common or preferred stocks (such as convertible bonds and debentures), and other securities with equity characteristics. The Fund does not invest more than 25% of its net assets in non-common stock investments. Although the Fund invests primarily in U.S. equity securities, the Fund may invest up to 25% of its net assets in non-U.S. equity securities. The Fund also wrote covered call options on individual stocks to enhance returns while foregoing some upside potential.

How did this strategy influence performance?

Several portfolio investments appreciated sharply during the six-month period given their depressed valuations, individual catalysts, and perception that the economy was stabilizing. Three holdings worth highlighting are Biovail, Union Pacific, and Viacom. Biovail Corporation, a specialty pharmaceutical added to the portfolio in May 2010, rose sharply as the company agreed to merge with Valeant Pharmaceutical (the transaction closed in September with the new entity taking the Valeant Pharmaceutical name). Together, the two companies should be able to generate stronger cash flow with a lower risk profile than they were able to do on a stand alone basis. Since the merger, the shares have continued to outperform as the cost synergies have been greater than originally expected. Union Pacific Corporation appreciated on expectations that railroad volumes are set to recover as inventory destocking appears to have come to an end in many sectors of the economy.

Nuveen Investments	5

As the economic recovery continues to unfold, volume growth, operating leverage, and earnings power for railroads should continue to improve. Union Pacific is also poised to achieve pricing gains as lower priced legacy contracts roll off and are replaced with market-based pricing. Approximately 18% of Union Pacific’s revenue base consists of legacy contracts that will be re-priced over the next five years. Viacom Inc. continues to benefit from growth in affiliate fees, improving ratings at its cable networks (notably MTV), and a normalization in key advertising categories that had previously been under pressure. Paramount Studio’s profits have also improved due primarily to recent restructuring efforts.

While the majority of the Fund’s holdings posted positive returns for the period, our investments in Lockheed Martin Corporation and Raytheon Company declined. The stocks declined as investors feared lower margins and expectations of a tougher U.S. defense spending environment brought on by a new Defense Department initiative that seeks to control costs and increase efficiency. Our investment in Genworth Financial Inc. was essentially flat for the period as volatility in its U.S. mortgage insurance division has clouded the company’s earnings outlook. Genworth reported a worse-than-expected loss ratio for the third quarter that was driven by an adverse experience in the state of Florida where Genworth posted an increase in claims and reserves per delinquent loan. Shareholder activism has increased with a focus of having the company narrow the scope of its business model, including separating its mortgage and life insurance businesses in order to increase shareholder value. We have high conviction for our Genworth investment and have recently increased our holding.

We added several new positions to the portfolio during the period, including Frontier Communications Corporation, General Motors Company, GlaxoSmithKline PLC, Hewlett-Packard Company, Symetra Financial Corporation, and Time Warner Inc. Frontier’s stock traded down to an attractive level following their transaction with Verizon. The transaction strengthened their balance sheet and offers greater opportunities to cut costs. Frontier has managed their revenues and costs well despite continued access line losses. The stock has an attractive mid-teens free cash flow yield and substantial dividend. We invested in General Motors Company (GM) in mid-November when the U.S. government reduced its ownership stake. The company has massively improved its balance sheet and financial flexibility. In addition, GM has lowered its breakeven to trough sales levels and has considerable margin and earnings leverage. We believe there is significant hidden value that has not been fully reflected in GM’s stock price. Time Warner Inc. was purchased as the shares had been pressured by concerns of an increase in subscriber losses at HBO Networks as viewers move to Over-The-Top (OTT) providers such as Netflix and Google TV. We believe the threat of OTT providers to Time Warner is exaggerated given the strength of HBO’s original content offerings which should continue to attract subscribers to the channel. Time Warner offers meaningful downside protection and attractive catalysts for upside potential given the high quality assets, balance sheet strength, high single digit free-cash-flow yield, and a strong management team (including its well respected CEO, Jeff Bewkes). We also opportunistically hedged some of our holdings as increased implied volatility made it advantageous to write options to reduce risk, increase portfolio income, and boost returns.

6	Nuveen Investments

*	The Fund’s inception date was 9/15/09.

1	Lipper Equity Income Funds Category Average: The Lipper Equity Income Funds Category Average represents the average annualized total return for all reporting funds in the Lipper Equity Income Funds Category. Average returns do not include the effects of sales charges or management fees. It is not possible to invest directly in an average.

2	The Russell 1000 Value Index is a market-capitalization weighted index of those firms in the Russell 1000 Index with lower price-to-book ratios and lower forecasted growth values. Index returns do not include the effects of sales charges or management fees. It is not possible to invest directly in an index.

During the period, we eliminated The Mosaic Company as the stock approached its 52-week high given expectations for higher fertilizer prices and Potash Corporation of Saskatchewan’s hostile bid for BHP Billiton Ltd. The shares had reached a fair valuation, in our opinion. We sold Verizon Communications as we felt the stock had very few catalysts to drive upside, and offered a less attractive risk/reward profile compared to other investment opportunities. Other holdings eliminated were Bank of America Corporation, Travelers Cos. Inc., and Trinity Industries Inc.

Class A Shares – Average Annual Total Returns

As of 12/31/10

	Cumulative	Average Annual
	6-Month	1-Year	Since Inception*
Nuveen NWQ Equity Income Fund
A shares at NAV	19.92%	14.99%	15.48%
A shares at Offer	13.03%	8.38%	10.32%
Lipper Equity Income Funds Category[1]	22.05%	15.03%	16.77%
Rusell 1000 Value Index[2]	21.74%	15.51%	15.45%

Six month returns are cumulative; all other returns are annualized.

Returns quoted represent past performance which is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment returns and principal value will fluctuate so that when shares are redeemed, they may be worth more or less than their original cost. Class A Shares have a 5.75% maximum sales charge. Returns at NAV would be lower if the sales charge were included. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of shares. Returns reflect a contractual agreement between the Fund and the investment adviser to waive certain fees and expenses; see Notes to Financial Statements, Footnote 7 – Management Fees and Other Transactions with Affiliates for more information. In addition, returns may reflect a voluntary expense limitation by the Fund’s investment adviser that may be modified or discontinued at any time without notice. For the most recent month-end performance visit www.nuveen.com or call (800) 257-8787.

Please see the Fund’s Spotlight Page later in this report for more complete performance data and expense ratios.

Nuveen Investments	7

Fund Spotlight as of 12/31/10 Nuveen NWQ Equity Income Fund

Quick Facts
	A Shares	C Shares	R3 Shares	I Shares
Net Asset Value (NAV)	$22.72	$22.71	$22.72	$22.73
Latest Ordinary Income Distribution[1]	$0.1152	$0.0729	$0.1010	$0.1293
Latest Capital Gain Distribution[2]	$0.8315	$0.8315	$0.8315	$0.8315
Inception Date	9/15/09	9/15/09	9/15/09	9/15/09

Returns quoted represent past performance which is no guarantee of future results. Investment returns and principal value will fluctuate so that when shares are redeemed, they may be worth more or less than their original cost. Current performance may be higher or lower than the performance shown. Returns without sales charges would be lower if the sales charge were included. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of shares. For the most recent month-end performance visit www.nuveen.com or call (800) 257-8787.

Returns reflect differences in sales charges and expenses, which are primarily differences in distribution and service fees. Fund returns assume reinvestment of dividends and capital gains. Class A Shares have a 5.75% maximum sales charge. Class A Share purchases of $1 million or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge (CDSC), also known as a back-end sales charge, if redeemed within twelve months of purchase. Class C Shares have a 1% CDSC for redemptions within less than one year, which is not reflected in the one-year total return. Class R3 shares have no sales charge and are available to only certain retirement plans. Class I Shares have no sales charge and may be purchased under limited circumstances or by specified classes of investors. Returns may reflect an expense limitation by the Fund’s investment adviser.

Average Annual Total Returns as of 12/31/10

A Shares	NAV	Offer
1 Year	14.99%	8.38%
Since Inception	15.48%	10.32%

C Shares	NAV
1 Year	14.14%
Since Inception	14.62%

R3 Shares	NAV
1 Year	14.76%
Since Inception	15.20%

I Shares	NAV
1 Year	15.32%
Since Inception	15.79%

Top Five Common Stock Holdings[4]
CA Inc.	4.9%
Sanofi-Aventis, Sponsored ADR	4.8%
Pfizer Inc.	4.5%
Viacom Inc., Class B	4.0%
Motorola, Inc.	3.9%

Portfolio Allocation3

Portfolio Statistics
Net Assets ($000)	$1,136
Number of Common Stocks	39

Expense Ratios
Share Class	Gross Expense Ratios	Net Expense Ratios
Class A	3.74%	1.14%
Class C	4.49%	1.89%
Class R3	3.99%	1.39%
Class I	3.49%	0.89%

The expense ratios shown factor in Total Annual Fund Operating Expenses including management fees and other fees and expenses. The Net Expense Ratios reflect a contractual commitment by the Fund’s investment adviser to waive fees and reimburse expenses through October 31, 2012. The expense ratios are those shown in the most recent Fund prospectus.

Refer to the Glossary of Terms used in this Report for further definition of the terms used within this Fund’s Spotlight page.

1	Paid December 31, 2010.

2	Paid December 15, 2010.

3	As a percentage of total investments (excluding investments in derivatives) as of December 31, 2010. Holdings are subject to change.

4	As a percentage of total common stocks as of December 31, 2010. Holdings are subject to change.

8	Nuveen Investments

Fund Spotlight (continued) as of 12/31/10 Nuveen NWQ Equity Income Fund

Portfolio Composition[1]
Insurance	23.4%
Pharmaceuticals	14.7%
Metals & Mining	8.1%
Oil, Gas & Consumable Fuels	7.8%
Software	6.3%
Media	6.2%
Aerospace & Defense	5.5%
Communications Equipment	3.8%
Commercial Services & Supplies	3.1%
Diversified Financial Services	2.9%
Other	18.2%
1	As a percentage of total investments (excluding investments in derivatives) as of December 31, 2010. Holdings are subject to change.

Risk Considerations

An investment in the fund is subject to market risk or the risk that stocks in the portfolio will decline in response to such factors as adverse company news, industry developments or a general economic decline; credit risk or the risk that an issuer will be unable to make dividend, interest and principal payments when due; interest rate risk or the risk that when interest rates rises, fixed-income securities prices will fall; and income risk due to the potential for lower portfolio earnings if interest rates fall. There is also heightened credit, market and interest rate risk due to the fund’s potential investment in covered call options, non-U.S. securities, derivatives, below-investment grade debt securities, and convertible securities. As with any mutual fund, possible loss of principal is also a risk.

An investor should carefully consider the Fund’s objectives, risks, charges and expenses before investing. For a prospectus containing this and other information and the Fund, please contact your financial advisor or Nuveen Investments at (800) 257-8787. Read the prospectus carefully before you invest or send money.

Nuveen Investments	9

Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including up-front and back-end sales charges (loads) or redemption fees, where applicable; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees, where applicable; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example below is based on an investment of $1,000 invested at the beginning of the period and held for the period.

The information under “Actual Performance,” together with the amount you invested, allows you to estimate actual expenses incurred over the reporting period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60) and multiply the result by the cost shown for your share class, in the row entitled “Expenses Incurred During Period” to estimate the expenses incurred on your account during this period.

The information under “Hypothetical Performance,” provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expense you incurred for the period. You may use this information to compare the ongoing costs of investing in the Fund and other Funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as up-front and back-end sales charges (loads) or redemption fees, where applicable. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds or share classes. In addition, if these transactional costs were included, your costs would have been higher.

					Hypothetical Performance
	Actual Performance				(5% return before expenses)
	A Shares	C Shares	R3 Shares	I Shares	A Shares	C Shares	R3 Shares	I Shares
Beginning Account Value (7/01/10)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (12/31/10)	$1,199.20	$1,195.00	$1,198.40	$1,201.20	$1,019.51	$1,015.73	$1,018.25	$1,020.77
Expenses Incurred During Period	$6.26	$10.40	$7.65	$4.88	$5.75	$9.55	$7.02	$4.48

For each class of the Fund, expenses are equal to the Fund’s annualized net expense ratio of 1.13%, 1.88%, 1.38% and .88% for Classes A, C, R3 and I, respectively, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

10	Nuveen Investments

Portfolio of Investments (Unaudited)

Nuveen NWQ Equity Income Fund

December 31, 2010

Shares	Description (1)	Value
	COMMON STOCKS – 95.4%

	Aerospace & Defense – 5.4%

550	Lockheed Martin Corporation	$38,451

500	Raytheon Company	23,170
	Total Aerospace & Defense	61,621
	Automobiles – 1.6%

500	General Motors Company, (2)	18,430
	Biotechnology – 1.0%

200	Amgen Inc., (2)	10,980
	Commercial Banks – 2.2%

800	Wells Fargo & Company	24,792
	Commercial Services & Supplies – 3.1%

1,450	Pitney Bowes Inc.	35,061
	Communications Equipment – 3.8%

4,700	Motorola, Inc., (2)	42,629
	Computers & Peripherals – 1.9%

500	Hewlett-Packard Company	21,050
	Containers & Packaging – 1.0%

450	Packaging Corp. of America	11,628
	Diversified Financial Services – 2.9%

7,000	Citigroup Inc., (2), (3)	33,110
	Diversified Telecommunication Services – 1.1%

1,320	Frontier Communications Corporation, (3)	12,844
	Food & Staples Retailing – 1.8%

900	Kroger Co.	20,124
	Household Products – 1.7%

300	Kimberly-Clark Corporation	18,912
	Insurance – 19.5%

650	Aon Corporation	29,907

2,600	Genworth Financial Inc., Class A, (2), (3)	34,164

1,500	Hartford Financial Services Group, Inc.	39,735

750	Loews Corporation	29,183

850	MetLife, Inc.	37,774

1,500	Symetra Financial Corporation	20,550

1,250	Unum Group	30,275
	Total Insurance	221,588
	Media – 6.1%

800	Time Warner Inc.	25,736

1,100	Viacom Inc., Class B	43,571
	Total Media	69,307
	Metals & Mining – 8.0%

500	AngloGold Ashanti Limited, Sponsored ADR	24,615

800	Barrick Gold Corporation, (3)	42,544

550	Nucor Corporation	24,101
	Total Metals & Mining	91,260

Nuveen Investments	11

Portfolio of Investments (Unaudited)

Nuveen NWQ Equity Income Fund (continued)

December 31, 2010

Shares	Description (1)				Value
	Oil, Gas & Consumable Fuels – 7.7%

400	Eni S.p.A., Sponsored ADR				$17,496

400	Exxon Mobil Corporation				29,248

225	Occidental Petroleum Corporation				22,073

350	Total S.A., Sponsored ADR				18,718
	Total Oil, Gas & Consumable Fuels				87,535
	Pharmaceuticals – 14.5%

500	GlaxoSmithKline PLC, Sponsored ADR				19,610

775	Merck & Company Inc.				27,931

2,800	Pfizer Inc.				49,028

1,600	Sanofi-Aventis, Sponsored ADR				51,568

600	Valeant Pharmaceuticals International				16,974
	Total Pharmaceuticals				165,111
	Road & Rail – 1.6%

200	Union Pacific Corporation, (3)				18,532
	Software – 6.2%

2,175	CA Inc.				53,154

625	Microsoft Corporation				17,450
	Total Software				70,604
	Tobacco – 2.3%

450	Philip Morris International				26,339
	Wireless Telecommunication Services – 2.0%

850	Vodafone Group PLC, Sponsored ADR				22,466
	Total Common Stocks (cost $980,312)				$1,083,923

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (4)	Value
	CORPORATE BONDS – 3.7%

	Insurance – 3.7%
40	Genworth Financial Inc.	5.750%	6/15/14	BBB	$41,492
	Total Corporate Bonds (cost $37,169)				41,492
	Total Investments (cost $1,017,481) – 99.1%				1,125,415
	Other Assets Less Liabilities – 0.9% (6)				10,609
	Net Assets – 100%				$1,136,024

Investments in Derivatives

Call Options Written outstanding at December 31, 2010:

Number of Contracts	Type	Notional Amount (5)	Expiration Date	Strike Price	Value
(4)	Barrick Gold Corporation	$(19,600)	1/22/11	$49.0	$(1,740)
(34)	Citigroup Inc.	(17,000)	9/17/11	5.0	(1,513)
(13)	Frontier Communications Corporation	(11,700)	5/21/11	9.0	(1,170)
(10)	Genworth Financial Inc.	(14,000)	1/22/11	14.0	(125)
(2)	Union Pacific Corporation	(17,000)	1/22/11	85.0	(1,595)
(63)	Total Call Options Written (premiums received $4,631)	$(79,300)			$(6,143)

12	Nuveen Investments

For Fund portfolio compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications into sectors for reporting ease.

(1)	All percentages shown in the Portfolio of Investments are based on net assets.

(2)	Non-income producing; issuer has not declared a dividend within the past twelve months.

(3)	Investment, or portion of investment, has been pledged as collateral for call options written.

(4)	Ratings: Using the highest of Standard & Poor’s Group (“Standard & Poor’s”), Moody’s Investor Service, Inc. (“Moody’s”) or Fitch, Inc. (“Fitch”) rating. Ratings below BBB by Standard & Poor’s, Baa by Moody’s or BBB by Fitch are considered to be below investment grade.

(5)	For disclosure purposes, Notional Amount is calculated by multiplying the Number of Contracts by the Strike Price by 100.

(6)	Other Assets Less Liabilities includes Value and/or unrealized Appreciation (Depreciation) of derivative instruments as noted in Investments in Derivatives.

ADR	American Depositary Receipt.

See accompanying notes to financial statements.

Nuveen Investments	13

Statement of Assets and Liabilities (Unaudited)

December 31, 2010

Assets
Investments, at value (cost $1,017,481)	$1,125,415
Cash	30,204
Receivables:
Dividends	1,785
From Adviser	8,421
Interest	102
Reclaims	50
Total assets	1,165,977
Liabilities
Call options written, at value (premiums received $4,631)	6,143
Payable for investments purchased	9,240
Accrued expenses:
12b-1 distribution and service fees	423
Other	14,147
Total liabilities	29,953
Net assets	$1,136,024
Class A Shares
Net assets	$284,041
Shares outstanding	12,500
Net asset value per share	$22.72
Offering price per share (net asset value per share plus maximum sales charge of 5.75% of offering price)	$24.11
Class C Shares
Net assets	$283,903
Shares outstanding	12,500
Net asset value and offering price per share	$22.71
Class R3 Shares
Net assets	$283,993
Shares outstanding	12,500
Net asset value and offering price per share	$22.72
Class I Shares
Net assets	$284,087
Shares outstanding	12,500
Net asset value and offering price per share	$22.73
Net Assets Consist of:
Capital paid-in	$998,741
Undistributed (Over-distribution of) net investment income	194
Accumulated net realized gain (loss)	30,667
Net unrealized appreciation (depreciation)	106,422
Net assets	$1,136,024
Authorized shares	Unlimited
Par value per share	$0.01

See accompanying notes to financial statements.

14	Nuveen Investments

Statement of Operations (Unaudited)

Six Months Ended December 31, 2010

Dividend and Interest Income (net of foreign tax withheld of $434)	$14,424
Expenses
Management fees	3,729
12b-1 service fees – Class A	341
12b-1 distribution and service fees – Class C	1,364
12b-1 distribution and service fees – Class R3	683
Shareholders’ servicing agent fees and expenses	49
Custodian’s fees and expenses	2,630
Trustees’ fees and expenses	11
Professional fees	5,575
Shareholders’ reports – printing and mailing expenses	15,900
Other expenses	13
Total expenses before custodian fee credit and expense reimbursement	30,295
Custodian fee credit	(21)
Expense reimbursement	(23,082)
Net expenses	7,192
Net investment income	7,232
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from:
Investments	27,331
Call options written	3,336
Change in net unrealized appreciation (depreciation) of:
Investments	159,500
Call options written	(1,717)
Net realized and unrealized gain (loss)	188,450
Net increase (decrease) in net assets from operations	$195,682

See accompanying notes to financial statements.

Nuveen Investments	15

Statement of Changes in Net Assets (Unaudited)

	Six Months Ended 12/31/10	For the Period 9/15/09 (commencement of operations through 6/30/10)
Operations
Net investment income	$7,232	$13,663
Net realized gain (loss) from:
Investments	27,331	18,690
Call options written	3,336	22,704
Change in net unrealized appreciation (depreciation) of:
Investments	159,500	(51,566)
Call options written	(1,717)	205
Net increase (decrease) in net assets from operations	195,682	3,696
Distributions to Shareholders
From net investment income:
Class A	(2,333)	(3,737)
Class C	(1,314)	(2,254)
Class R3	(1,993)	(3,242)
Class I	(2,673)	(4,233)
From accumulated net realized gains:
Class A	(10,394)	—
Class C	(10,394)	—
Class R3	(10,394)	—
Class I	(10,393)	—
Decrease in net assets from distributions to shareholders	(49,888)	(13,466)
Fund Share Transactions
Net proceeds from sale of shares	—	1,000,000
Net increase (decrease) in net assets from Fund share transactions	—	1,000,000
Net increase (decrease) in net assets	145,794	990,230
Net assets at the beginning of period	990,230	—
Net assets at the end of period	$1,136,024	$990,230
Undistributed (Over-distribution of) net investment income at the end of period	$194	$1,275

See accompanying notes to financial statements.

16	Nuveen Investments

Financial Highlights (Unaudited)

Nuveen Investments	17

Financial Highlights (Unaudited)

Selected data for a share outstanding throughout the period:

Class (Commencement Date)

		Investment Operations			Less Distributions

Year Ended June 30,	Beginning Net Asset Value	Net Invest- ment Income(a)	Net Realized/ Unrealized Gain (Loss)	Total	Net Invest- ment Income	Capital Gains	Total	Ending Net Asset Value	Total Return(b)
Class A (9/09)
2011(e)	$19.81	$.17	$3.76	$3.93	$(.19)	$(.83)	$(1.02)	$22.72	19.92%
2010(d)	20.00	.30	(.19)	.11	(.30)	—	(.30)	19.81	.48
Class C (9/09)
2011(e)	19.80	.08	3.77	3.85	(.11)	(.83)	(.94)	22.71	19.50
2010(d)	20.00	.18	(.20)	(.02)	(.18)	—	(.18)	19.80	(.14)
Class R3 (9/09)
2011(e)	19.80	.14	3.77	3.91	(.16)	(.83)	(.99)	22.72	19.84
2010(d)	20.00	.26	(.20)	.06	(.26)	—	(.26)	19.80	.24
Class I (9/09)
2011(e)	19.81	.19	3.77	3.96	(.21)	(.83)	(1.04)	22.73	20.12
2010(d)	20.00	.35	(.20)	.15	(.34)	—	(.34)	19.81	.67

18	Nuveen Investments

Ratios/Supplemental Data
	Ratios to Average Net Assets Before Reimbursement				Ratios to Average Net Assets After Reimbursement(c)
Ending Net Assets (000)	Expenses		Net Invest- ment Income (Loss)		Expenses		Net Invest- ment Income (Loss)		Portfolio Turnover Rate

$284	5.36	%*	(2.72	)%*	1.13	%*	1.51	%*	18%
248	3.79	*	(.82	)*	1.14	*	1.83	*	24

284	6.11	*	(3.47	)*	1.88	*	.76	*	18
248	4.54	*	(1.57	)*	1.89	*	1.08	*	24

284	5.61	*	(2.97	)*	1.38	*	1.26	*	18
248	4.04	*	(1.07	)*	1.39	*	1.58	*	24

284	5.11	*	(2.47	)*	.88	*	1.76	*	18
248	3.54	*	(.57	)*	.89	*	2.08	*	24

(a)	Per share Net Investment Income is calculated using the average daily shares method.
(b)	Total return is the combination of changes in net asset value without any sales charge, reinvested dividend income at net asset value and reinvested capital gains distributions at net asset value, if any. Total returns are not annualized.
(c)	After expense reimbursement from the Adviser, where applicable. Ratios do not reflect the effect of custodian credits earned on the Fund’s net cash on deposit with the custodian bank, where applicable.
(d)	For the period September 15, 2009 (commencement of operations) through June 30, 2010.
(e)	For the six months ended December 31, 2010.
*	Annualized.

See accompanying notes to financial statements.

Nuveen Investments	19

Notes to Financial Statements (Unaudited)

1. General Information and Significant Accounting Policies

General Information

The Nuveen Investment Trust (the “Trust”) is an open-end investment company registered under the Investment Company Act of 1940, as amended. The Trust is comprised of Nuveen NWQ Equity Income Fund (the “Fund”), among others. The Trust was organized as a Massachusetts business trust in 1996. The Fund commenced operations on September 15, 2009.

The Fund’s investment objective is to provide high current income and long-term capital appreciation. Under normal market conditions, the Fund invests at least 80% of its net assets in equity securities. The Fund invests primarily in income producing common stocks, but may also invest in preferred securities, convertible securities and corporate debt securities. The Fund may also write covered call options on securities in which the Fund holds a long position. The Fund may invest up to 20% of its net assets in fixed-income securities, including up to 10% of its net assets in below investment-grade debt securities, commonly referred to as “high yield,” “high risk” or “junk” bonds. The Fund may also invest up to 25% of its net assets in non-U.S. securities, including up to 10% of its net assets in securities of companies located in emerging markets.

Effective January 1, 2011, Nuveen Asset Management (the “Adviser”), a wholly-owned subsidiary of Nuveen Investments, Inc. (“Nuveen”) has changed its name to Nuveen Fund Advisors, Inc.

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements in accordance with accounting principles generally accepted in the United States (“U.S. GAAP”).

Significant Accounting Policies

Investment Valuation

Common stocks and other equity-type securities are valued at the last sales price on the securities exchange on which such securities are primarily traded and are generally classified as Level 1. Securities primarily traded on the NASDAQ National Market (“NASDAQ”) are valued, except as indicated below, at the NASDAQ Official Closing Price and are generally classified as Level 1. However, securities traded on a securities exchange or NASDAQ for which there were no transactions on a given day or securities not listed on a securities exchange or NASDAQ are valued at the mean between the quoted bid and ask prices and are generally classified as Level 1. Prices of certain American Depository Receipts (“ADR”) held by the Fund that trade in the United States are valued based on the last traded price, official closing price, or mean between the most recent bid and ask prices of the underlying non-U.S.-traded stock, adjusted as appropriate for the underlying-to-ADR conversion ratio and foreign exchange rate, and from time-to-time foreign currencies may also be adjusted further to take into account material events that may take place after the close of the local non-U.S. market but before the close of the New York Stock Exchange. These triggers generally represent a transfer from a Level 1 to a Level 2 security.

Prices of fixed-income securities are provided by a pricing service approved by the Fund’s Board of Trustees. These securities are generally classified as Level 2. Prices of fixed-income securities are based on the mean between the bid and asked prices. When price quotes are not readily available for fixed-income securities, the pricing service establishes a security’s fair value using methods that may include consideration of the following: yields or prices of investments of comparable quality, type of issue, coupon, maturity and rating, market quotes or indications of value from security dealers, evaluations of anticipated cash flows or collateral, general market conditions and other information and analysis, including the obligor’s credit characteristics considered relevant. In pricing certain securities, particularly less liquid and lower quality securities, the pricing service may consider information about a security, its issuer, or market activity, provided by the Adviser. These securities are generally classified as Level 2 or Level 3 depending on the priority of the significant inputs.

The value of exchange-traded options are based on the mean of the bid and ask prices. Exchange-traded options are generally classified as Level 1.

Repurchase agreements are valued at contract amount plus accrued interest, which approximates market value. These securities are generally classified as Level 2.

Certain securities may not be able to be priced by the pre-established pricing methods as described above. Such securities may be valued by the Fund’s Board of Trustees or its designee at fair value. These securities generally include, but are not limited to, restricted securities (securities which may not be publicly sold without registration under the Securities Act of 1933, as amended) for which a pricing service is unable to provide a market price; securities whose trading has been formally suspended; debt securities that have gone into default and for which there is no current market quotation; a security whose market price is not available from a pre-established pricing source; a security with respect to which an event has occurred that is likely to materially affect the value of the security after the market has closed but before the calculation of the Fund’s net asset value (as may be the case in non-U.S. markets on which the security is primarily traded) or make it difficult or impossible to obtain a reliable market quotation; and a security whose price, as provided by the pricing service, is not deemed to reflect the security’s fair value. As a general principle, the fair value of a security would appear to be the amount that the owner might reasonably expect to receive for them in a current sale. A variety of factors may be considered in determining the fair value of such securities, which may include consideration of the following: yields or prices of investments of comparable quality, type of issue, coupon, maturity and rating, market quotes or indications of value from security dealers, evaluations of anticipated cash flows or collateral, general market conditions and other information and analysis, including the obligor’s credit characteristics considered relevant. These securities are generally classified as Level 2 or as Level 3 depending on the priority of the significant inputs. Regardless of the method employed to value a particular security, all valuations are subject to review by the Fund’s Board of Trustees or its designee.

20	Nuveen Investments

Refer to Footnote 2 – Fair Value Measurements for further details on the leveling of securities held by the Fund as of the end of the reporting period.

Investment Transactions

Investment transactions are recorded on a trade date basis. Realized gains and losses from transactions are determined on the specific identification method, which is the same basis used for federal income tax purposes. Investments purchased on a when-issued/delayed delivery basis may have extended settlement periods. Any investments so purchased are subject to market fluctuation during this period. The Fund has instructed the custodian to segregate assets with a current value at least equal to the amount of the when-issued/delayed delivery purchase commitments. At December 31, 2010, the Fund had no such outstanding purchase commitments.

Investment Income

Dividend income is recorded on the ex-dividend date or, for foreign securities, when information is available. Interest income, which includes the amortization of premiums and accretion of discounts for financial reporting purposes, is recorded on an accrual basis.

Income Taxes

The Fund intends to distribute substantially all of its net investment income and net capital gains to shareholders and to otherwise comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies. Therefore, no federal income tax provision is required.

For all open tax years and all major taxing jurisdictions, management of the Fund has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. Open tax years are those that are open for examination by taxing authorities (i.e., generally the last four tax year ends and the interim tax period since then). Furthermore, management of the Fund is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Dividends and Distributions to Shareholders

Dividends from net investment income are declared and distributed to shareholders quarterly. Dividends from net realized capital gains from investment transactions, if any, are declared and distributed to shareholders at least annually. Furthermore, capital gains are distributed only to the extent they exceed available capital loss carryforwards.

Distributions to shareholders are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP.

Flexible Sales Charge Program

Class A Shares are generally sold with an up-front sales charge and incur a .25% annual 12b-1 service fee. Class A Share purchases of $1 million or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge (“CDSC”) if redeemed within twelve months of purchase. Class C Shares are sold without an up-front sales charge but incur a .75% annual 12b-1 distribution fee and a .25% annual 12b-1 service fee. Class C Shares are subject to a CDSC of 1% if redeemed within one year of purchase. Class R3 Shares are sold without an up-front sales charge but incur a .50% annual 12b-1 distribution and service fee. Class I Shares are not subject to any sales charge or 12b-1 distribution or service fees.

Options Transactions

The Fund is subject to equity price risk in the normal course of pursuing its investment objectives and is authorized to write (sell) call options on securities, in an attempt to manage such risk. When the Fund writes a call option, an amount equal to the net premium received (the premium less commission) is recognized as a component of “Call options written, at value” on the Statement of Assets and Liabilities and is subsequently adjusted to reflect the current value of the written option until the option is exercised or expires or the Fund enters into a closing purchase transaction. The changes in value of the options written during the fiscal period are recognized as a component of “Change in net unrealized appreciation (depreciation) of call options written” on the Statement of Operations. When a call option is exercised or expires or the Fund enters into a closing purchase transaction, the difference between the net premium received and any amount paid at expiration or on executing a closing purchase transaction, including commission, is recognized as a component of “Net realized gain (loss) from call options written” on the Statement of Operations. The Fund, as writer of a call option, has no control over whether the underlying instrument may be sold (called) and as a result bears the risk of an unfavorable change in the market value of the instrument underlying the written option. There is also the risk the Fund may not be able to enter into a closing transaction because of an illiquid market.

During the six months ended December 31, 2010, the Fund wrote covered call options on individual stocks to enhance returns while foregoing some upside potential.

The average notional amount of call options written during the six months ended December 31, 2010, was ($64,967). The average notional amount is calculated based on the outstanding amount at the beginning of the fiscal year and at the end of each fiscal quarter within the current fiscal year. Refer to Footnote 3 – Derivative Instruments and Hedging Activities for further details on call options written.

Market and Counterparty Credit Risk

In the normal course of business the Fund may invest in financial instruments and enter into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the other party to the transaction to perform (counterparty credit risk). The potential loss could exceed the value of the financial assets recorded on the financial statements. Financial assets, which potentially expose the Fund to counterparty credit risk, consist principally of cash due from counterparties on forward, option

Nuveen Investments	21

Notes to Financial Statements (Unaudited) (continued)

and swap transactions, when applicable. The extent of the Fund’s exposure to counterparty credit risk in respect to these financial assets approximates their carrying value as recorded on the Statement of Assets and Liabilities. Futures contracts, when applicable, expose the Fund to minimal counterparty credit risk as they are exchange traded and the exchange’s clearing house, which is counterparty to all exchange traded futures, guarantees the futures contract against default.

The Fund helps manage counterparty credit risk by entering into agreements only with counterparties the Adviser, believes have the financial resources to honor their obligations and by having the Adviser monitor the financial stability of the counterparties. Additionally, counterparties may be required to pledge collateral daily (based on the daily valuation of the financial asset) on behalf of the Fund with a value approximately equal to the amount of any unrealized gain above a pre-determined threshold. Reciprocally, when the Fund has an unrealized loss, the Fund has instructed the custodian to pledge assets of the Fund as collateral with a value approximately equal to the amount of the unrealized loss above a pre-determined threshold. Collateral pledges are monitored and subsequently adjusted if and when the valuations fluctuate, either up or down, by at least the pre-determined threshold amount.

Repurchase Agreements

In connection with transactions in repurchase agreements, it is the Fund’s policy that its custodian take possession of the underlying collateral securities, the fair value of which exceeds the principal amount of the repurchase transaction, including accrued interest, at all times. If the counterparty defaults, and the fair value of the collateral declines, realization of the collateral may be delayed or limited.

Multiclass Operations and Allocations

Income and expenses of the Fund that are not directly attributable to a specific class of shares are prorated among the classes based on the relative net assets of each class. Expenses directly attributable to a class of shares, which presently only include 12b-1 distribution and service fees, are recorded to the specific class.

Realized and unrealized capital gains and losses of the Fund are prorated among the classes based on the relative net assets of each class.

Custodian Fee Credit

The Fund has an arrangement with the custodian bank whereby certain custodian fees and expenses are reduced by net credits earned on the Fund’s cash on deposit with the bank. Such deposit arrangements are an alternative to overnight investments. Credits for cash balances may be offset by charges for any days on which the Fund overdraws its account at the custodian bank.

Indemnifications

Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, in the normal course of business, the Trust enters into contracts that provide general indemnifications to other parties. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. However, the Trust has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

Use of Estimates

The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results may differ from those estimates.

2. Fair Value Measurements

In determining the fair value of the Fund’s investments, various inputs are used. These inputs are summarized in the three broad levels listed below:

Level 1 –	Quoted prices in active markets for identical securities.
Level 2 –	Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3 –	Significant unobservable inputs (including management’s assumptions in determining the fair value of investments).

The inputs or methodologies used for valuing securities are not an indication of the risk associated with investing in those securities. The following is a summary of the Fund’s fair value measurements as of December 31, 2010:

	Level 1	Level 2	Level 3	Total
Investments:
Common Stocks	$1,083,923	$—	$—	$1,083,923
Corporate Bonds	—	41,492	—	41,492
Derivatives:
Call Options Written	(6,143)	—	—	(6,143)
Total	$1,077,780	$41,492	$—	$1,119,272

During the period ended December 31, 2010, the Fund recognized no significant transfers to/from Level 1, Level 2 or Level 3.

22	Nuveen Investments

3. Derivative Instruments and Hedging Activities

The Fund records derivative instruments at fair value, with changes in fair value recognized on the Statement of Operations, when applicable. Even though the Fund’s investments in derivatives may represent economic hedges, they are not considered to be hedge transactions for financial reporting purposes. For additional information on the derivative instruments in which the Fund was invested during and at the end of the reporting period, refer to the Portfolio of Investments, Financial Statements and Footnote 1 – General Information and Significant Accounting Policies.

The following table presents the fair value of all derivative instruments held by the Fund as of December 31, 2010, the location of these instruments on the Statement of Assets and Liabilities, and the primary underlying risk exposure.

		Location on the Statement of Assets and Liabilities
		Asset Derivatives		Liability Derivatives
Underlying Risk Exposure	Derivative Instrument	Location	Value	Location	Value
Equity Price	Options	—	$—	Call options written, at value	$6,143

The following tables present the amount of net realized gain (loss) and change in net unrealized appreciation (depreciation) recognized for the six months ended December 31, 2010, on derivative instruments, as well as the primary risk exposure associated with each.

Net Realized Gain (Loss) from Call Options Written
Risk Exposure
Equity Price	$3,336

Change in Net Unrealized Appreciation (Depreciation) of Call Options Written
Risk Exposure
Equity Price	$(1,717)

4. Fund Shares

Transactions in Fund shares were as follows:

	Six Months Ended 12/31/10		For the period 9/15/09 (commencement of operations) through 6/30/10
	Shares	Amount	Shares	Amount
Shares sold:
Class A	—	$—	12,500	$250,000
Class C	—	—	12,500	250,000
Class R3	—	—	12,500	250,000
Class I	—	—	12,500	250,000
Net increase (decrease)	—	$—	50,000	$1,000,000

5. Investment Transactions

Purchases and sales (excluding call options written) during the six months ended December 31, 2010, aggregated $189,725 and $250,157, respectively.

Transactions in call options written during the six months ended December 31, 2010, were as follows:

	Number of Contracts	Premiums Received
Outstanding, beginning of period	48	$4,580
Call options written	91	5,500
Call options terminated in closing purchase transactions	(68)	(2,348)
Call options exercised	(6)	(2,337)
Call options expired	(2)	(764)
Outstanding, end of period	63	$4,631

Nuveen Investments	23

Notes to Financial Statements (Unaudited) (continued)

6. Income Tax Information

The following information is presented on an income tax basis. Differences between amounts for financial statement and federal income tax purposes are primarily due to timing differences in recognizing certain gains and losses on investment transactions. To the extent that differences arise that are permanent in nature, such amounts are reclassified within the capital accounts as detailed below. Temporary differences do not require reclassification. Temporary and permanent differences do not impact the net asset values of the Fund.

At December 31, 2010, the cost and unrealized appreciation (depreciation) of investments (excluding investments in derivatives), as determined on a federal income tax basis, were as follows:

Cost of investments	$1,017,481
Gross unrealized:
Appreciation	$121,993
Depreciation	(14,059)
Net unrealized appreciation (depreciation) of investments	$107,934

Permanent differences, primarily due to federal taxes paid and nondeductible stock issuance costs, resulted in reclassifications among the Fund’s components of net assets at June 30, 2010, the Fund’s last tax year-end, as follows:

Capital paid-in	$(1,259)
Undistributed (Over-distribution of) net investment income	1,078
Accumulated net realized gain (loss)	181

The tax components of undistributed net ordinary income and net long-term capital gains at June 30, 2010, the Fund’s last tax year end, were as follows:

Undistributed net ordinary income*	$47,945
Undistributed net long-term capital gains	—

*	Net ordinary income consists of net taxable income derived from dividends, interest, and net short-term capital gains, if any.
Fund pays annually.

The tax character of distributions paid during the Fund’s last tax year ended June 30, 2010, was designated for purposes of the dividends paid deduction as follows:

For the period September 15, 2009 (commencement of operations) through June 30, 2010
Distributions from net ordinary income*	$8,371
Distributions from net long-term capital gains	—

*	Net ordinary income consists of net taxable income derived from dividends, interest, and net short-term capital gains, if any.

7. Management Fees and Other Transactions with Affiliates

The Fund’s management fee consists of two components – a fund-level fee, based only on the amount of assets within the Fund, and a complex-level fee, based on the aggregate amount of all eligible fund assets managed by the Adviser. This pricing structure enables Fund shareholders to benefit from growth in the assets within the Fund as well as from growth in the amount of complex-wide assets managed by the Adviser.

The annual fund-level fee, payable monthly, is calculated according to the following schedule:

Average Daily Net Assets	Fund-Level Fee Rate
For the first $125 million	0.5000%
For the next $125 million	0.4875
For the next $250 million	0.4750
For the next $500 million	0.4625
For the next $1 billion	0.4500
For net assets over $2 billion	0.4250

24	Nuveen Investments

The annual complex-level fee, payable monthly, is calculated according to the following schedule:

Complex-Level Managed Asset Breakpoint Level*	Effective Rate at Breakpoint Level
$55 billion	.2000%
$56 billion	.1996
$57 billion	.1989
$60 billion	.1961
$63 billion	.1931
$66 billion	.1900
$71 billion	.1851
$76 billion	.1806
$80 billion	.1773
$91 billion	.1691
$125 billion	.1599
$200 billion	.1505
$250 billion	.1469
$300 billion	.1445

*	The complex-level fee is calculated based upon the aggregate daily managed assets of all Nuveen Funds that constitute “eligible assets.” Eligible assets do not include assets attributable to investments in other Nuveen Funds and assets in excess of $2 billion added to the Nuveen Fund complex in connection with the Adviser’s assumption of the management of the former First American Funds effective January 1, 2011. Managed assets include closed-end fund assets managed by the Adviser that are attributable to financial leverage. For these purposes, financial leverage includes the closed-end funds’ use of preferred stock and borrowings and certain investments in the residual interest certificates (also called inverse floating rate securities) in tender option bond (TOB) trusts, including the portion of assets held by a TOB trust that has been effectively financed by the trust’s issuance of floating rate securities, subject to an agreement by the Adviser to limit the amount of such assets for determining managed assets in certain circumstances. As of December 31, 2010, the complex-level fee rate was .1831%.

The management fee compensates the Adviser for the overall investment advisory and administrative services and general office facilities it provides for the Fund. The Adviser has entered into a Sub-Advisory Agreement with NWQ Investment Management Company, LLC (“NWQ”), a subsidiary of Nuveen, under which NWQ manages the investment portfolio of the Fund. NWQ is compensated for its sub-advisory services to the Fund from the management fee paid to the Adviser.

The Adviser has agreed to waive fees and reimburse expenses through October 31, 2012, so that total annual Fund operating expenses (excluding 12b-1 distribution and service fees, interest expenses, taxes, fees incurred in acquiring and disposing of portfolio securities and extraordinary expenses) do not exceed .90% (1.15% after October 31, 2012) of the average daily net assets of any class of Fund shares. The Adviser may also voluntarily reimburse additional expenses from time to time. Voluntary reimbursements may be terminated at any time at the Adviser’s discretion.

The Trust pays no compensation directly to those of its trustees who are affiliated with the Adviser or to its officers, all of whom receive remuneration for their services to the Trust from the Adviser or its affiliates. The Board of Trustees has adopted a deferred compensation plan for independent trustees that enables trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from certain Nuveen advised funds. Under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of select Nuveen advised funds.

During the six months ended December 31, 2010, Nuveen Investments, LLC, a wholly-owned subsidiary of Nuveen, retained all 12b-1 fees.

At December 31, 2010, Nuveen owned shares of the Fund as follows:

Class A	12,500
Class C	12,500
Class R3	12,500
Class I	12,500

Nuveen Investments	25

Glossary of Terms Used in this Report

Average Annual Total Return: This is a commonly used method to express an investment’s performance over a particular, usually multi-year time period. It expresses the return that would have been necessary each year to equal the investment’s actual cumulative performance (including change in NAV or offer price and reinvested dividends and capital gains distributions, if any) over the time period being considered.

Net Asset Value (NAV): A Fund’s NAV is the dollar value of one share in the Fund. It is calculated by subtracting the liabilities of the Fund from its total assets and then dividing the remainder by the number of shares outstanding. Fund NAVs are calculated at the end of each business day.

26	Nuveen Investments

Fund Information

Fund Manager

Nuveen Fund Advisors, Inc.

333 West Wacker Drive

Chicago, IL 60606

Sub-Adviser

NWQ Investment Management

Company, LLC

2049 Century Park East

Los Angeles, CA 90097

Legal Counsel

Chapman and Cutler LLP

Chicago, IL

Independent Registered

Public Accounting Firm

PricewaterhouseCoopers LLP

Chicago, IL

Custodian

State Street Bank & Trust Company

Boston, MA

Transfer Agent and Shareholder Services

Boston Financial

Data Services

Nuveen Investor Services

P.O. Box 8530

Boston, MA 02266-8530

(800) 257-8787

Fund’s Quarterly Portfolio of Investments and Proxy Voting Information: You may obtain (i) the Fund’s quarterly portfolio of investments, (ii) information regarding how the Fund voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, and (iii) a description of the policies and procedures that the Fund used to determine how to vote proxies relating to portfolio securities without charge, upon request, by calling Nuveen Investments at (800) 257-8787 or on Nuveen’s website at www.nuveen.com.

You may also obtain this and other Fund information directly from the Securities and Exchange Commission (SEC). The SEC may charge a copying fee for this information. Visit the SEC on-line at http://www.sec.gov or in person at the SEC’s Public Reference Room in Washington, D.C. Call the SEC at (202) 942-8090 for room hours and operation. You may also request Fund information by sending an e-mail request to publicinfo@sec.gov or by writing to the SEC’s Public Reference Section at 100 F Street NE, Washington, D.C. 20549.

The Financial Industry Regulatory Authority (FINRA) provides a Public Disclosure Program which supplies certain information regarding the disciplinary history of FINRA members and their associated persons in response to either telephone inquiries at (800) 289-9999 or written inquiries at www.finra.org. FINRA also provides an investor brochure that includes information describing the Public Disclosure Program.

Nuveen Investments	27

Nuveen Investments:

Serving Investors for Generations

Since 1898, financial advisors and their clients have relied on Nuveen Investments to provide dependable investment solutions through continued adherence to proven, long-term investing principles. Today, we offer a range of high quality equity and fixed-income solutions designed to be integral components of a well-diversified core portfolio.

Focused on meeting investor needs.

Nuveen Investments is a global investment management firm that seeks to help secure the long-term goals of institutions and high net worth investors as well as the consultants and financial advisors who serve them. We market our growing range of specialized investment solutions under the high-quality brands of HydePark, NWQ, Nuveen Asset Management, Santa Barbara, Symphony, Tradewinds and Winslow Capital. In total, Nuveen Investments managed approximately $195 billion of assets as of December 31, 2010.

Find out how we can help you.

To learn more about how the products and services of Nuveen Investments may be able to help you meet your financial goals, talk to your financial advisor, or call us at (800) 257-8787. Please read the information provided carefully before you invest. Investors should consider the investment objective and policies, risk considerations, charges and expenses of any investment carefully. Where applicable, be sure to obtain a prospectus, which contains this and other relevant information. To obtain a prospectus, please contact your securities representative or Nuveen Investments, 333 W. Wacker Dr., Chicago, IL 60606. Please read the prospectus carefully before you invest or send money.

Learn more about Nuveen Funds at: www.nuveen.com/mf

Nuveen makes things e-simple.

It only takes a minute to sign up for e-Reports. Once enrolled, you’ll receive an e-mail as soon as your Nuveen Fund information is ready — no more waiting for delivery by regular mail. Just click on the link within the e-mail to see the report and save it on your computer if you wish.

Free e-Reports right to your e-mail!

www.investordelivery.com

If you receive your Nuveen Fund distributions and statements from your financial advisor or brokerage account.

OR

www.nuveen.com/accountaccess

If you receive your Nuveen Fund distributions and statements directly from Nuveen.

Distributed by Nuveen Investments, LLC 333 West Wacker Drive Chicago, IL 60606 www.nuveen.com

MSA-NEQI-1210P

Mutual Funds

Nuveen Equity Funds

For investors seeking long-term capital appreciation.

Semi-Annual Report

December 31, 2010

Share Class / Ticker Symbol

Fund Name	Class A	Class C	Class I
Nuveen Enhanced Core Equity Fund	NEEAX	NEECX	NEERX
Nuveen Enhanced Mid-Cap Fund	NDPAX	NDPCX	NDPRX

INVESTMENT ADVISER NAME CHANGE

Effective January 1, 2011, Nuveen Asset Management, the Funds’ investment adviser, changed its name to Nuveen Fund Advisors, Inc. (“Nuveen Fund Advisors”). Concurrently, Nuveen Fund Advisors formed a wholly-owned subsidiary, Nuveen Asset Management, LLC, to house its portfolio management capabilities.

NUVEEN INVESTMENTS COMPLETES STRATEGIC COMBINATION WITH FAF ADVISORS

On December 31, 2010, Nuveen Investments completed the strategic combination between Nuveen Asset Management, LLC, the largest investment affiliate of Nuveen Investments, and FAF Advisors. As part of this transaction, U.S. Bancorp – the parent of FAF Advisors – received cash consideration and a 9.5% stake in Nuveen Investments in exchange for the long term investment business of FAF Advisors, including investment-management responsibilities for the non-money market mutual funds of the First American Funds family.

The approximately $27 billion of mutual fund and institutional assets managed by FAF Advisors, along with the investment professionals managing these assets and other key personnel, have become part of Nuveen Asset Management, LLC. With these additions to Nuveen Asset Management, LLC, this affiliate now manages more than $100 billion of assets across a broad range of strategies from municipal and taxable fixed income to traditional and specialized equity investments.

This combination does not affect the investment objectives or strategies of the Funds in this report. Over time, Nuveen Investments expects that the combination will provide even more ways to meet the needs of investors who work with financial advisors and consultants by enhancing the multi-boutique model of Nuveen Investments, which also includes highly respected investment teams at HydePark, NWQ Investment Management, Santa Barbara Asset Management, Symphony Asset Management, Tradewinds Global Investors and Winslow Capital. Nuveen Investments managed approximately $195 billion of assets as of December 31, 2010.

Must be preceded by or accompanied by a prospectus.	NOT FDIC INSURED	MAY LOSE VALUE	NO BANK GUARANTEE

Chairman’s

Letter to Shareholders

Dear Shareholders,

The global economy recorded another year of recovery from the financial and economic crises of 2008, but many of the factors that caused the crises still weigh on the prospects for continued recovery. In the U.S., ongoing weakness in housing values is putting pressure on homeowners and mortgage lenders. Similarly, the strong earnings recovery for corporations and banks has not been translated into increased hiring or more active lending. In addition, media and analyst reports on the fiscal conditions of various state and local entities have raised concerns with some investors. Globally, deleveraging by private and public borrowers is inhibiting economic growth and this process is far from complete.

Encouragingly, a variety of constructive actions are being taken by governments around the world to stimulate further recovery. In the U.S., the recent passage of a stimulatory tax bill relieves some of the pressure on the Federal Reserve System to promote economic expansion through quantitative easing and offers the promise of faster economic growth. A number of European governments are undertaking programs that could significantly reduce their budget deficits. Governments across the emerging markets are implementing various steps to deal with global capital flows without undermining international trade and investment.

The success of these government actions could have an important impact on whether 2011 brings further economic recovery and financial market progress. One risk associated with the extraordinary efforts to strengthen U.S. economic growth is that the debt of the U.S. government will continue to grow to unprecedented levels. Another risk is that over time there could be upward pressures on asset values in the U.S. and abroad, because what happens in the U.S. impacts the rest of the world economy. We must hope that the progress made on the fiscal front in 2010 will continue into 2011. In this environment, your Nuveen investment team continues to seek sustainable investment opportunities and to remain alert to potential risks in a recovery still facing many headwinds. On your behalf, we monitor their activities to assure they maintain their investment disciplines.

As you will note elsewhere in this report, on January 1, 2011, Nuveen Investments completed the acquisition of FAF Advisors, Inc., the manager of the First American Funds. The acquisition adds highly respected and distinct investment teams to meet the needs of investors and their advisors and is designed to benefit all fund shareholders by creating a fund organization with the potential for further economies of scale and the ability to draw from even greater talent and expertise to meet these investor needs.

As always, I encourage you to contact your financial consultant if you have any questions about your investment in a Nuveen fund. On behalf of the other members of your Fund Board, we look forward to continuing to earn your trust in the months and years ahead.

Sincerely,

Robert P. Bremner

Chairman of the Board and Lead Independent Director

February 22, 2011

4	Nuveen Investments

Portfolio Managers’ Comments

Certain statements in this report are forward-looking statements. Discussions of specific investments are for illustration only and are not intended as recommendations of individual investments. The forward-looking statements and other views expressed herein are those of the portfolio manager as of the date of this report. Actual future results or occurrences may differ significantly from those anticipated in any forward-looking statements and the views expressed herein are subject to change at any time, due to numerous market and other factors. The Funds disclaim any obligation to update publicly or revise any forward-looking statements or views expressed herein.

The Nuveen Enhanced Core Equity Fund and the Nuveen Enhanced Mid-Cap Fund feature management by Nuveen HydePark Group, LLC, an affiliate of Nuveen Investments, Inc. During this period, both Funds were co-managed by John Gambla, CFA, and Rob Guttschow, CFA. In January 2011, Walter French and Keith Hembre were appointed portfolio managers of the Funds. We recently spoke with the management team about their key investment strategies and the performance of the Funds for the six-month period ended December 31, 2010.

How did the Funds perform during the six-month period ended December 31, 2010?

The table on page seven provides performance information for both Funds for the periods ended December 31, 2010. The table also compares each Fund’s performance to a general market index. A more detailed discussion of each Fund’s relative performance is provided later in this report.

What strategies were used to manage the Funds during the reporting period?

The proprietary, risk-controlled HydePark wealth creation model was used to manage the Funds during this period, and has been used since the inception of the Funds. This model utilizes both fundamental and momentum-related criteria to create a portfolio designed to maximize the reward-to-risk ratio of the Funds.

Our investment process is a combination of traditional fundamental security valuation and quantitative risk-control techniques. The philosophy that underlies our value-added process is that a stock’s price must follow the wealth creation fundamentals of the company. A stock’s weight in the portfolio is directly related to its wealth creation fundamentals. Our process has five “wealth creation” factors. Four are fundamentally oriented — two are traditional measures of revenues versus excess of expenses (specifically, earnings and cash flow), and two are traditional measures of the uses for those monies (book value and dividends). The fifth factor is a proprietary measure of stock price momentum. Importantly, the process also considers a stock’s liquidity. Due to the quantitative, model-driven process, top-down macroeconomic “themes” do not influence the model or how we select stocks for the Funds.

The model evaluates all the securities contained in the benchmark portfolio (S&P 500 Index for the Enhanced Core Equity Fund and Russell Midcap Index for the Enhanced Mid-Cap Fund) for possible inclusion in the respective portfolios. The process does not consider a stock for possible inclusion if it is not contained in the respective benchmark portfolio. This process produces what HydePark believes are well-diversified, efficient

Nuveen Investments	5

portfolios that attempt to perform within a specific, narrow tracking range (the degree of difference) versus the stated benchmarks. Both portfolios typically contain a large number of holdings with each relative weighting reflecting the five-dimensional view of that stock’s wealth creation characteristics. The portfolios are monitored daily with rebalances occurring quarterly.

How did these strategies influence performance?

Nuveen Enhanced Core Equity Fund

The Fund’s Class A Shares at net asset value outperformed the Lipper average, but underperformed the S&P 500 Index during the reporting period.

The quantitative, risk-controlled process described above should, under normal circumstances, cause the Fund to track its benchmark portfolio closely, with value-added potential coming from our relative overweight / underweight of each stock versus the index. We attempt to express an overweight / underweight opinion on every stock in the benchmark based on our analysis of its five wealth creation factors.

The sum of the Fund’s individual security overweight / underweight versus the index is, by definition, equal to zero; however, the HydePark process does not constrain the portfolio to be industry or sector neutral relative to the benchmark. As a result, the Fund will sometimes overweight a sector because the stocks in that sector had what we judged to be attractive wealth creation fundamentals versus the benchmark. Performance for the portfolio can then be viewed in two parts: return attributable to the Fund’s sector weightings and return attributable to the performance of individual stocks within each sector.

On average, during the reporting period, the Fund was overweighted in consumer discretionary, financials, utilities, and telecommunication services and underweighted energy, consumer staples, health care, and information technology. The largest single sector overweight was in financial services, where the Fund was, on average, 3.84% overweight versus the index. The largest single underweight was, on average, in information technology, where the Fund was 3.64% underweight versus the index. Overall, sector weightings were a negative to the Fund’s relative performance versus the index.

Performance attributable to the individual stock holdings within each sector was a negative for the Fund during the reporting period, with the stock picks within the health care sector having the largest negative impact. The holdings within the consumer staples and information technology sectors were also a negative for the Fund. Holdings within the industrials and consumer discretionary resulted in positive relative performance for the Fund.

Nuveen Enhanced Mid-Cap Fund

The Fund’s Class A Shares at net asset value outperformed the Lipper average and underperformed the Russell MidCap Index during the reporting period.

Similar to the Nuveen Enhanced Core Equity Fund, we employ a quantitative, risk-controlled process that weighted every stock in the Fund according to our five wealth

6	Nuveen Investments

*	The inception date for both Funds is 12/3/07.

1	The Lipper Large-Cap Core Funds Category is a managed index that represents the average annualized returns of the funds in the Lipper Large-Cap Core Funds category. Returns assume reinvestment of dividends, but do not reflect any applicable sales charges. You cannot invest directly in a Lipper average.

2	The S&P 500 Index is an unmanaged index generally considered representative of the U.S. stock market. The index returns assume reinvestment of dividends, but do not reflect any applicable sales charges. You cannot invest directly in an index.

3	The Lipper Mid-Cap Core Funds Category represents the average annualized returns of the funds in the Lipper Mid-Cap Core Funds category. Returns assume reinvestment of dividends, but do not reflect any applicable sales charges. You cannot invest directly in a Lipper average.

4	The Russell Midcap Index includes the smallest 800 securities in the Russell 1000 Index. The index returns assume reinvestment of dividends and do not reflect any applicable sales charges. You cannot invest directly in an index.

creation fundamentals. We believe the resultant portfolio should, under normal circumstances, track its benchmark portfolios closely, with value-added potential coming from our relative overweight / underweight of each stock versus the index. We attempt to express an overweight / underweight opinion on every stock in the benchmark based on our analysis of its five wealth creation factors.

As with the Nuveen Enhanced Core Equity Fund, the sum of the Fund’s individual security overweight / underweight versus the index is, by definition, equal to zero; however, the HydePark process is not constrained to be industry or sector neutral. As a result, the Fund is sometimes overweight stocks within a sector because all the individual stocks in that sector had what we judged to be attractive wealth creation fundamentals versus the benchmark in aggregate. Performance for the portfolio can then be viewed two parts: return attributable to the Fund’s sector weightings and return attributable to the performance of individual stocks within each sector.

On average, during the reporting period, the Fund was overweighted the following sectors: consumer discretionary, financials, telecommunication services, and utilities. The largest single sector overweight was in financials where the Fund was, on average, 2.93% overweight versus the index. The largest single sector underweight was, on average, in energy, where the Fund was 2.56% underweight versus the index. Overall, sector weightings were a drag on the Fund’s relative performance versus the index.

Performance attributable to the individual stock weightings within each sector was a net small positive for the Fund during this period. Stock selection was positive within the following sectors: consumer discretionary, consumer staples, and information technology sectors. Stock selection was a negative within the energy, industrials, and materials.

Class A Shares – Average Annual Total Returns as of 12/31/10

	Cumulative	Average Annual
	6-month	1-Year	Since Inception*
Nuveen Enhanced Core Equity Fund
A Shares at NAV	22.72%	14.04%	-4.02%
A Shares at Offer	15.69%	7.46%	-5.84%
Lipper Large-Cap Core Funds	22.41%	12.94%	3.18%
Category[1]
S&P 500 Index[2]	23.27%	15.06%	-3.00%
Nuveen Enhanced Mid-Cap Fund
A Shares at NAV	27.67%	24.35%	-2.00%
A Shares at Offer	20.32%	17.22%	-3.86%
Lipper Mid-Cap Core Funds Category[3]	26.86%	22.87%	0.48%
Russell Midcap Index[4]	28.12%	25.48%	0.92%

Six month returns are cumulative; all other returns are annualized.

Returns quoted represent past performance which is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment returns and principal value will fluctuate so that when shares are redeemed, they may be worth more or less than their original cost. Class A Shares have a 5.75% maximum sales charge. Returns at NAV would be lower if the sales charge were included. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of shares. Returns may reflect a contractual agreement between the Funds and the investment

Nuveen Investments	7

adviser to waive certain fees and expenses; see Notes to Financial Statements, Footnote 7 —

Management Fees and Other Transactions with Affiliates for more information. In addition, returns may reflect a voluntary expense limitation by the Funds’ investment adviser that may be modified or discontinued at any time without notice. For the most recent month-end performance, visit

www.nuveen.com or call (800) 257-8787.

Please see each Fund’s Spotlight Page later in this report for more complete performance data and expense ratios.

8	Nuveen Investments

Fund Spotlight as of 12/31/10 Nuveen Enhanced Core Equity Fund

Quick Facts
	A Shares	C Shares	I Shares
Fund Symbols	NEEAX	NEECX	NEERX
Net Asset Value (NAV)	$16.38	$16.39	$16.37
Latest Ordinary Income Distribution[1]	$0.3833	$0.2694	$0.4214
Inception Date	12/03/07	12/03/07	12/03/07

Returns quoted represent past performance which is no guarantee of future results. Investment returns and principal value will fluctuate so that when shares are redeemed, they may be worth more or less than their original cost. Current performance may be higher or lower than the performance shown. Returns without sales charges would be lower if the sales charge were included. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of shares. For the most recent month-end performance visit www.nuveen.com or call (800) 257-8787.

Returns reflect differences in sales charges and expenses, which are primarily differences in distribution and service fees. Fund returns assume reinvestment of dividends and capital gains. Class A Shares have a 5.75% maximum sales charge. Class A Share purchases of $1 million or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge (CDSC), also known as a back-end sales charge, if redeemed within twelve months of purchase. Class C Shares have a 1% CDSC for redemptions within less than one year, which is not reflected in the one-year total return. Class I Shares have no sales charge and may be purchased under limited circumstances or by specified classes of investors. Returns may reflect an expense limitation by the Fund’s investment adviser.

Average Annual Total Returns as of 12/31/10

A Shares	NAV	Offer
1-Year	14.04%	7.46%
Since Inception	-4.02%	-5.84%

C Shares	NAV
1-Year	13.18%
Since Inception	-4.74%

I Shares	NAV
1-Year	14.30%
Since Inception	-3.79%

Top Five Common Stock Holdings[3]
Apple, Inc.	3.3%
Exxon Mobil Corporation	2.5%
AT&T Inc.	2.3%
Chevron Corporation	2.0%
International Business Machines Corporation (IBM)	1.6%

Portfolio Allocation2

Portfolio Statistics
Net Assets ($000)	$2,895
Number of Common Stocks	478

Expense Ratios

Share Class	Gross Expense Ratios	Net Expense Ratios
Class A	3.07%	.74%
Class C	3.79%	1.49%
Class I	1.97%	0.49%

The expense ratios shown factor in Total Annual Fund Operating Expenses including management fees and other fees and expenses. The Net Expense Ratios reflect a contractual commitment by the Fund’s investment adviser to waive fees and reimburse expenses through October 31, 2011. The expense ratios are those shown in the most recent Fund prospectus.

Refer to the Glossary of Terms used in this Report for further definition of the terms used within this Fund’s Spotlight page.

1	Paid on December 31, 2010.

2	As a percentage of total investments as of December 31, 2010. Holdings are subject to change.

3	As a percentage of total common stocks as of December 31, 2010. Holdings are subject to change.

Nuveen Investments	9

Fund Spotlight (continued) as of 12/31/10 Nuveen Enhanced Core Equity Fund

Portfolio Composition[1]
Oil, Gas & Consumable Fuels	9.7%
Insurance	4.9%
Computers & Peripherals	4.7%
Diversified Telecommunication Services	4.3%
Media	4.0%
Pharmaceuticals	3.9%
Semiconductors & Equipment	2.9%
Software	2.9%
Machinery	2.8%
Diversified Financial Services	2.6%
Aerospace & Defense	2.4%
Commercial Banks	2.4%
Electric Utilities	2.4%
Tobacco	2.2%
IT Services	2.2%
Energy Equipment & Services	2.2%
Hotels, Restaurants & Leisure	2.1%
Beverages	2.1%
Capital Markets	2.1%
Health Care Providers & Services	2.0%
Specialty Retail	1.9%
Chemicals	1.9%
Industrial Conglomerates	1.9%
Multi-Utilities	1.8%
Food Products	1.8%
Food & Staples Retailing	1.8%
Investment Companies	4.8%
Other	19.3%

1	As a percentage of total investments as of December 31, 2010. Holdings are subject to change.

Risk Considerations

Mutual fund investing involves risk; principal loss is possible. Equity investments are subject to market risk.

An investor should carefully consider the Fund’s objectives, risks, charges and expenses before investing. For a prospectus containing this and other information about the Fund, please contact your financial advisor or Nuveen Investments at (800) 257-8787. Read the prospectus carefully before you invest or send money.

10	Nuveen Investments

Fund Spotlight as of 12/31/10 Nuveen Enhanced Mid-Cap Fund

Quick Facts
	A Shares	C Shares	I Shares
Fund Symbols	NDPAX	NDPCX	NDPRX
Net Asset Value (NAV)	$18.02	$18.05	$18.01
Latest Ordinary Income Distribution[1]	$0.1729	$0.0542	$0.2125
Inception Date	12/03/07	12/03/07	12/03/07

Returns quoted represent past performance which is no guarantee of future results. Investment returns and principal value will fluctuate so that when shares are redeemed, they may be worth more or less than their original cost. Current performance may be higher or lower than the performance shown. Returns without sales charges would be lower if the sales charge were included. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of shares. For the most recent month-end performance visit www.nuveen.com or call (800) 257-8787.

Returns reflect differences in sales charges and expenses, which are primarily differences in distribution and service fees. Fund returns assume reinvestment of dividends and capital gains. Class A Shares have a 5.75% maximum sales charge. Class A Share purchases of $1 million or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge (CDSC), also known as a back-end sales charge, if redeemed within twelve months of purchase. Class C Shares have a 1% CDSC for redemptions within less than one year, which is not reflected in the one-year total return. Class I Shares have no sales charge and may be purchased under limited circumstances or by specified classes of investors. Returns may reflect an expense limitation by the Fund’s investment adviser.

Average Annual Total Returns as of 12/31/10

A Shares	NAV	Offer
1-Year	24.35%	17.22%
Since Inception	-2.00%	-3.86%

C Shares	NAV
1-Year	23.41%
Since Inception	-2.73%

I Shares	NAV
1-Year	24.64%
Since Inception	-1.75%

Top Five Common Stock Holdings[3]
Cummins Inc.	0.8%
Network Appliance Inc.	0.8%
Peabody Energy Corporation	0.7%
Priceline.com Incorporated	0.7%
Salesforce.com, Inc.	0.7%

Portfolio Allocation2

Portfolio Statistics
Net Assets ($000)	$2,793
Number of Common Stocks	693

Expense Ratios

Share Class	Gross Expense Ratios	Net Expense Ratios
Class A	6.13%	0.79%
Class C	6.88%	1.54%
Class I	5.88%	0.54%

The expense ratios shown factor in Total Annual Fund Operating Expenses including management fees and other fees and expenses. The Net Expense Ratios reflect a contractual commitment by the Fund’s investment adviser to waive fees and reimburse expenses through October 31, 2011. The expense ratios are those shown in the most recent Fund prospectus.

Refer to the Glossary of Terms used in this Report for further definition of the terms used within this Fund’s Spotlight page.

1	Paid December 31, 2010.

2	As a percentage of total investments as of December 31, 2010. Holdings are subject to change.

3	As a percentage of total common stocks as of December 31, 2010. Holdings are subject to change.

Nuveen Investments	11

Fund Spotlight (continued) as of 12/31/10 Nuveen Enhanced Mid-Cap Fund

Portfolio Composition[1]
Oil, Gas & Consumable Fuels	7.2%
Insurance	5.0%
Machinery	4.7%
Semiconductors & Equipment	4.0%
Specialty Retail	3.7%
Chemicals	3.6%
Media	3.3%
Commercial Banks	3.3%
Multi-Utilities	3.3%
Hotels, Restaurants & Leisure	3.1%
Software	2.9%
Electric Utilities	2.7%
Food Products	2.7%
Energy Equipment & Services	2.3%
Computers & Peripherals	2.0%
Metals & Mining	1.7%
Health Care Providers & Services	1.7%
Multiline Retail	1.6%
Diversified Telecommunication Services	1.6%
Internet & Catalog Retail	1.6%
Residential REIT	1.5%
Textiles, Apparel & Luxury Goods	1.4%
Retail REIT	1.4%
Specialized REIT	1.4%
Airlines	1.4%
IT Services	1.3%
Health Care Equipment & Supplies	1.2%
Capital Markets	1.2%
Auto Components	1.2%
Internet Software & Services	1.2%
Communications Equipment	1.2%
Household Durables	1.1%
Aerospace & Defense	1.1%
Investment Companies	2.2%
Other	19.2%

1	As a percentage of total investments as of December 31, 2010. Holdings are subject to change.

Risk Considerations

Mutual fund investing involves risk; principal loss is possible. Equity investments are subject to market risk.

An investor should carefully consider the Fund’s objectives, risks, charges and expenses before investing. For a prospectus containing this and other information about the Fund, please contact your financial advisor or Nuveen Investments at (800) 257-8787. Read the prospectus carefully before you invest or send money.

12	Nuveen Investments

Expense Examples

As a shareholder of one or more of the Funds, you incur two types of costs: (1) transaction costs, including up-front and back-end sales charges (loads) or redemption fees, where applicable; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees, where applicable; and other Fund expenses. The Examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The Examples below are based on an investment of $1,000 invested at the beginning of the period and held for the period.

The information under “Actual Performance,” together with the amount you invested, allows you to estimate actual expenses incurred over the reporting period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60) and multiply the result by the cost shown for your share class, in the row entitled “Expenses Incurred During Period” to estimate the expenses incurred on your account during this period.

The information under “Hypothetical Performance,” provides information about hypothetical account values and hypothetical expenses based on the respective Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expense you incurred for the period. You may use this information to compare the ongoing costs of investing in the Fund and other Funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as up-front and back-end sales charges (loads) or redemption fees, where applicable. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds or share classes. In addition, if these transactional costs were included, your costs would have been higher.

				Hypothetical Performance
	Actual Performance			(5% annualized return before expenses)
Enhanced Core Equity	A Shares	C Shares	I Shares	A Shares	C Shares	I Shares
Beginning Account Value (7/01/10)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (12/31/10)	$1,227.20	$1,222.30	$1,228.30	$1,021.53	$1,017.74	$1,022.79
Expenses Incurred During Period	$4.10	$8.29	$2.70	$3.72	$7.53	$2.45

For each class of the Fund, expenses are equal to the Fund’s annualized net expense ratio of .73%, 1.48% and .48% for Classes A, C and I, respectively, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

				Hypothetical Performance
	Actual Performance			(5% annualized return before expenses)
Enhanced Mid-Cap	A Shares	C Shares	I Shares	A Shares	C Shares	I Shares
Beginning Account Value (7/01/10)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (12/31/10)	$1,276.70	$1,272.20	$1,278.70	$1,021.27	$1,017.49	$1,022.53
Expenses Incurred During Period	$4.48	$8.76	$3.04	$3.97	$7.78	$2.70

For each class of the Fund, expenses are equal to the Fund’s annualized net expense ratio of .78%, 1.53% and .53% for Classes A, C and I, respectively, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Nuveen Investments	13

Portfolio of Investments (Unaudited)

Nuveen Enhanced Core Equity Fund

December 31, 2010

Shares	Description (1)	Value

	COMMON STOCKS – 94.8%

	Aerospace & Defense – 2.4%

230	Boeing Company	$15,010

70	General Dynamics Corporation	4,967

40	Goodrich Corporation	3,523

220	Honeywell International Inc.	11,695

20	ITT Industries, Inc.	1,042

20	L-3 Communications Holdings, Inc.	1,410

50	Lockheed Martin Corporation	3,496

90	Northrop Grumman Corporation	5,830

30	Precision Castparts Corporation	4,176

60	Raytheon Company	2,780

20	Rockwell Collins, Inc.	1,165

180	United Technologies Corporation	14,170
	Total Aerospace & Defense	69,264
	Air Freight & Logistics – 1.1%

40	C.H. Robinson Worldwide, Inc.	3,208

80	Expeditors International of Washington, Inc.	4,368

50	FedEx Corporation	4,651

250	United Parcel Service, Inc., Class B	18,145
	Total Air Freight & Logistics	30,372
	Airlines – 0.1%

270	Southwest Airlines Co.	3,505
	Auto Components – 0.3%

40	Goodyear Tire & Rubber Company, (2)	474

200	Johnson Controls, Inc.	7,640
	Total Auto Components	8,114
	Automobiles – 0.9%

1,460	Ford Motor Company, (2)	24,513

40	Harley-Davidson, Inc.	1,387
	Total Automobiles	25,900
	Beverages – 2.1%

30	Brown-Forman Corporation	2,089

200	Coca Cola Enterprises Inc.	5,006

460	Coca-Cola Company	30,254

50	Constellation Brands, Inc., Class A, (2)	1,108

90	Dr. Pepper Snapple Group	3,164

40	Molson Coors Brewing Company, Class B	2,008

260	PepsiCo, Inc.	16,986
	Total Beverages	60,615
	Biotechnology – 0.8%

100	Amgen Inc., (2)	5,490

100	Biogen Idec Inc., (2)	6,705

40	Celgene Corporation, (2)	2,366

30	Cephalon, Inc., (2)	1,852

14	Nuveen Investments

Shares	Description (1)	Value

	Biotechnology (continued)

80	Genzyme Corporation, (2)	$5,696

60	Gilead Sciences, Inc., (2)	2,174
	Total Biotechnology	24,283
	Building Products – 0.0%

20	Masco Corporation	253
	Capital Markets – 2.1%

100	Ameriprise Financial, Inc.	5,755

170	Bank of New York Company, Inc.	5,134

10	E*Trade Group Inc., (2)	160

20	Federated Investors Inc.	523

20	Franklin Resources, Inc.	2,224

140	Goldman Sachs Group, Inc.	23,542

50	Invesco LTD	1,203

20	Janus Capital Group Inc.	259

40	Legg Mason, Inc.	1,451

430	Morgan Stanley	11,700

30	Northern Trust Corporation	1,662

80	State Street Corporation	3,707

50	T. Rowe Price Group Inc.	3,227
	Total Capital Markets	60,547
	Chemicals – 1.9%

40	Air Products & Chemicals Inc.	3,638

20	Airgas, Inc.	1,249

20	CF Industries Holdings, Inc.	2,703

250	Dow Chemical Company	8,535

380	E.I. Du Pont de Nemours and Company	18,954

30	Eastman Chemical Company	2,522

30	Ecolab Inc.	1,513

20	FMC Corporation	1,598

20	International Flavors & Fragrances Inc.	1,112

50	PPG Industries, Inc.	4,204

60	Praxair, Inc.	5,728

20	Sherwin-Williams Company	1,675

20	Sigma-Aldrich Corporation	1,331
	Total Chemicals	54,762
	Commercial Banks – 2.4%

90	BB&T Corporation	2,366

50	Comerica Incorporated	2,112

260	Fifth Third Bancorp.	3,817

10	First Horizon National Corporation, (2)	118

290	Huntington BancShares Inc.	1,992

360	KeyCorp.	3,186

50	M&T Bank Corporation	4,353

80	Marshall and Ilsley Corporation	554

130	PNC Financial Services Group, Inc.	7,894

Nuveen Investments	15

Portfolio of Investments (Unaudited)

Nuveen Enhanced Core Equity Fund (continued)

December 31, 2010

Shares	Description (1)	Value

	Commercial Banks (continued)

240	Regions Financial Corporation	$1,680

120	SunTrust Banks, Inc.	3,541

200	U.S. Bancorp.	5,394

970	Wells Fargo & Company	30,060

80	Zions Bancorporation	1,938
	Total Commercial Banks	69,005
	Commercial Services & Supplies – 0.4%

20	Avery Dennison Corporation	847

20	Cintas Corporation	559

10	Iron Mountain Inc.	250

60	Pitney Bowes Inc.	1,451

40	R.R. Donnelley & Sons Company	699

50	Republic Services, Inc.	1,493

20	Stericycle Inc., (2)	1,618

100	Waste Management, Inc.	3,687
	Total Commercial Services & Supplies	10,604
	Communications Equipment – 1.3%

650	Cisco Systems, Inc., (2)	13,150

40	F5 Networks, Inc., (2)	5,206

30	Harris Corporation	1,359

70	JDS Uniphase Corporation, (2)	1,014

130	Juniper Networks Inc., (2)	4,800

140	Motorola, Inc., (2)	1,270

210	QUALCOMM, Inc.	10,393

120	Tellabs Inc.	814
	Total Communications Equipment	38,006
	Computers & Peripherals – 4.7%

280	Apple, Inc., (2)	90,314

230	Dell Inc., (2)	3,117

520	EMC Corporation, (2)	11,908

230	Hewlett-Packard Company	9,683

50	Lexmark International, Inc., Class A, (2)	1,741

150	Network Appliance Inc., (2)	8,244

10	QLogic Corporation, (2)	170

170	SanDisk Corporation, (2)	8,476

60	Western Digital Corporation, (2)	2,034
	Total Computers & Peripherals	135,687
	Construction & Engineering – 0.1%

40	Fluor Corporation	2,650

10	Jacobs Engineering Group, Inc., (2)	459
	Total Construction & Engineering	3,109
	Consumer Finance – 0.7%

250	American Express Company	10,730

120	Capital One Financial Corporation	5,107

16	Nuveen Investments

Shares	Description (1)	Value

	Consumer Finance (continued)

210	Discover Financial Services	$3,891

70	SLM Corporation, (2)	881
	Total Consumer Finance	20,609
	Containers & Packaging – 0.1%

30	Ball Corporation	2,042

20	Bemis Company, Inc.	653

40	Sealed Air Corporation	1,018
	Total Containers & Packaging	3,713
	Distributors – 0.1%

50	Genuine Parts Company	2,567
	Diversified Consumer Services – 0.1%

20	Apollo Group, Inc., (2)	790

10	Devry, Inc.	480

80	H & R Block Inc.	953
	Total Diversified Consumer Services	2,223
	Diversified Financial Services – 2.6%

1,970	Bank of America Corporation	26,280

3,810	Citigroup Inc., (2)	18,021

10	Intercontinental Exchange, Inc., (2)	1,192

520	JPMorgan Chase & Co.	22,058

40	Leucadia National Corporation, (2)	1,167

60	Moody’s Corporation	1,592

50	Nasdaq Stock Market, Inc., (2)	1,186

80	New York Stock Exchange Euronext	2,398
	Total Diversified Financial Services	73,894
	Diversified Telecommunication Services – 4.3%

2,170	AT&T Inc.	63,752

150	CenturyLink Inc.	6,926

370	Frontier Communications Corporation	3,600

1,020	Qwest Communications International Inc.	7,762

1,110	Verizon Communications Inc.	39,716

210	Windstream Corporation	2,927
	Total Diversified Telecommunication Services	124,683
	Electric Utilities – 2.4%

60	Allegheny Energy, Inc.	1,454

190	American Electric Power Company, Inc.	6,836

470	Duke Energy Corporation	8,371

140	Edison International	5,404

60	Entergy Corporation	4,250

150	Exelon Corporation	6,246

90	FirstEnergy Corp.	3,332

120	NextEra Energy Inc.	6,239

70	Northeast Utilities	2,232

90	Pepco Holdings, Inc.	1,643

50	Pinnacle West Capital Corporation	2,073

Nuveen Investments	17

Portfolio of Investments (Unaudited)

Nuveen Enhanced Core Equity Fund (continued)

December 31, 2010

Shares	Description (1)	Value

	Electric Utilities (continued)

100	PPL Corporation	$2,632

130	Progress Energy, Inc.	5,652

320	Southern Company	12,234
	Total Electric Utilities	68,598
	Electrical Equipment – 0.7%

230	Emerson Electric Company	13,149

50	Rockwell Automation, Inc.	3,586

30	Roper Industries Inc.	2,293
	Total Electrical Equipment	19,028
	Electronic Equipment & Instruments – 0.3%

30	Amphenol Corporation, Class A	1,583

340	Corning Incorporated	6,569

40	Jabil Circuit Inc.	804

30	Molex Inc.	682
	Total Electronic Equipment & Instruments	9,638
	Energy Equipment & Services – 2.2%

140	Baker Hughes Incorporated	8,004

60	Cooper Cameron Corporation, (2)	3,044

20	Diamond Offshore Drilling, Inc.	1,337

40	FMC Technologies Inc., (2)	3,556

230	Halliburton Company	9,391

20	Helmerich & Payne Inc.	970

60	Nabors Industries Inc., (2)	1,408

140	National-Oilwell Varco Inc.	9,415

60	Rowan Companies Inc., (2)	2,095

290	Schlumberger Limited	24,215
	Total Energy Equipment & Services	63,435
	Food & Staples Retailing – 1.8%

80	Costco Wholesale Corporation	5,777

240	CVS Caremark Corporation	8,345

150	Kroger Co.	3,354

90	Safeway Inc.	2,024

60	SUPERVALU INC.	578

140	Sysco Corporation	4,116

60	Walgreen Co.	2,338

400	Wal-Mart Stores, Inc.	21,572

70	Whole Foods Market, Inc., (2)	3,541
	Total Food & Staples Retailing	51,645
	Food Products – 1.8%

140	Archer-Daniels-Midland Company	4,211

40	Campbell Soup Company	1,390

100	ConAgra Foods, Inc.	2,258

70	Dean Foods Company, (2)	619

150	General Mills, Inc.	5,339

70	H.J. Heinz Company	3,462

18	Nuveen Investments

Shares	Description (1)	Value

	Food Products (continued)

50	Hershey Foods Corporation	$2,358

20	Hormel Foods Corporation	1,025

30	JM Smucker Company	1,970

40	Kellogg Company	2,043

530	Kraft Foods Inc.	16,700

30	McCormick & Company, Incorporated	1,396

50	Mead Johnson Nutrition Company, Class A Shares	3,113

210	Sara Lee Corporation	3,677

130	Tyson Foods, Inc., Class A	2,239
	Total Food Products	51,800
	Gas Utilities – 0.1%

10	Nicor Inc.	499

40	ONEOK, Inc.	2,219
	Total Gas Utilities	2,718
	Health Care Equipment & Supplies – 0.6%

30	Baxter International, Inc.	1,519

40	Becton, Dickinson and Company	3,381

60	Boston Scientific Corporation, (2)	454

10	C. R. Bard, Inc.	918

100	Medtronic, Inc.	3,709

60	Saint Jude Medical Inc., (2)	2,565

20	Stryker Corporation	1,074

40	Varian Medical Systems, Inc., (2)	2,771

20	Zimmer Holdings, Inc., (2)	1,074
	Total Health Care Equipment & Supplies	17,465
	Health Care Providers & Services – 2.0%

100	Aetna Inc.	3,051

90	AmerisourceBergen Corporation	3,071

90	Cardinal Health, Inc.	3,448

90	CIGNA Corporation	3,299

50	Coventry Health Care, Inc., (2)	1,320

30	Davita Inc., (2)	2,085

100	Express Scripts, Inc., (2)	5,405

90	Humana Inc., (2)	4,927

20	Laboratory Corporation of America Holdings, (2)	1,758

50	McKesson HBOC Inc.	3,519

10	Medco Health Solutions, Inc., (2)	613

20	Patterson Companies, Inc.	613

10	Quest Diagnostics Incorporated	540

60	Tenet Healthcare Corporation, (2)	401

440	UnitedHealth Group Incorporated	15,888

120	Wellpoint Inc., (2)	6,823
	Total Health Care Providers & Services	56,761
	Health Care Technology – 0.0%

10	Cerner Corporation, (2)	947

Nuveen Investments	19

Portfolio of Investments (Unaudited)

Nuveen Enhanced Core Equity Fund (continued)

December 31, 2010

Shares	Description (1)	Value

	Hotels, Restaurants & Leisure – 2.1%

130	Carnival Corporation	$5,994

60	Darden Restaurants, Inc.	2,786

90	Marriott International, Inc., Class A	3,739

310	McDonald’s Corporation	23,796

220	Starbucks Corporation	7,069

70	Starwood Hotels & Resorts Worldwide, Inc.	4,255

100	Wyndham Worldwide Corporation	2,996

30	Wynn Resorts Ltd.	3,115

160	YUM! Brands, Inc.	7,848
	Total Hotels, Restaurants & Leisure	61,598
	Household Durables – 0.4%

30	D.R. Horton, Inc.	358

60	Fortune Brands Inc.	3,615

10	Harman International Industries Inc., (2)	463

30	Leggett and Platt Inc.	683

30	Lennar Corporation, Class A	563

90	Newell Rubbermaid Inc.	1,636

10	Pulte Corporation, (2)	75

40	Stanley Black & Decker Inc.	2,675

20	Whirlpool Corporation	1,777
	Total Household Durables	11,845
	Household Products – 1.3%

30	Clorox Company	1,898

20	Colgate-Palmolive Company	1,607

80	Kimberly-Clark Corporation	5,043

470	Procter & Gamble Company	30,235
	Total Household Products	38,783
	Independent Power Producers & Energy Traders – 0.2%

140	AES Corporation, (2)	1,705

30	Constellation Energy Group	919

90	NRG Energy Inc., (2)	1,759
	Total Independent Power Producers & Energy Traders	4,383
	Industrial Conglomerates – 1.8%

160	3M Co.	13,808

1,900	General Electric Company	34,751

50	Textron Inc.	1,182

90	Tyco International Ltd.	3,730
	Total Industrial Conglomerates	53,471
	Insurance – 4.8%

130	Ace Limited	8,093

170	AFLAC Incorporated	9,593

180	Allstate Corporation	5,738

70	American International Group, (2)	4,033

40	Aon Corporation	1,840

40	Assurant Inc.	1,541

20	Nuveen Investments

Shares	Description (1)	Value

	Insurance (continued)

510	Berkshire Hathaway Inc., Class B, (2)	$40,856

110	Chubb Corporation	6,560

70	Cincinnati Financial Corporation	2,218

110	Genworth Financial Inc., Class A, (2)	1,445

110	Hartford Financial Services Group, Inc.	2,914

80	Lincoln National Corporation	2,225

100	Loews Corporation	3,891

120	Marsh & McLennan Companies, Inc.	3,281

330	MetLife, Inc.	14,665

110	Principal Financial Group, Inc.	3,582

210	Progressive Corporation	4,173

140	Prudential Financial, Inc.	8,219

40	Torchmark Corporation	2,390

150	Travelers Companies, Inc.	8,357

110	Unum Group	2,664

80	XL Capital Ltd., Class A	1,746
	Total Insurance	140,024
	Internet & Catalog Retail – 0.9%

80	Amazon.com, Inc., (2)	14,400

30	Expedia, Inc.	753

20	NetFlix.com Inc., (2)	3,514

20	Priceline.com Incorporated, (2)	7,991
	Total Internet & Catalog Retail	26,658
	Internet Software & Services – 1.3%

100	Akamai Technologies, Inc., (2)	4,705

280	eBay Inc., (2)	7,792

30	Google Inc., Class A, (2)	17,819

50	Monster Worldwide Inc., (2)	1,182

90	VeriSign, Inc., (2)	2,940

150	Yahoo! Inc., (2)	2,495
	Total Internet Software & Services	36,933
	IT Services – 2.2%

70	Automatic Data Processing, Inc.	3,240

90	Cognizant Technology Solutions Corporation, Class A, (2)	6,596

30	Computer Sciences Corporation	1,488

60	Fidelity National Information Services	1,643

30	Fiserv, Inc., (2)	1,757

300	International Business Machines Corporation (IBM)	44,028

20	Paychex, Inc.	618

10	SAIC, Inc., (2)	159

50	Teradata Corporation, (2)	2,058

20	Total System Services Inc.	308

90	Western Union Company	1,671
	Total IT Services	63,566

Nuveen Investments	21

Portfolio of Investments (Unaudited)

Nuveen Enhanced Core Equity Fund (continued)

December 31, 2010

Shares	Description (1)	Value

	Leisure Equipment & Products – 0.2%

60	Hasbro, Inc.	$2,831

150	Mattel, Inc.	3,815
	Total Leisure Equipment & Products	6,646
	Life Sciences Tools & Services – 0.3%

50	Agilent Technologies, Inc., (2)	2,072

10	Life Technologies Corporation, (2)	555

30	Perkinelmer Inc.	775

60	Thermo Fisher Scientific, Inc., (2)	3,322

20	Waters Corporation, (2)	1,554
	Total Life Sciences Tools & Services	8,278
	Machinery – 2.7%

220	Caterpillar Inc.	20,605

80	Cummins Inc.	8,801

100	Danaher Corporation	4,717

130	Deere & Company	10,797

60	Dover Corporation	3,507

70	Eaton Corporation	7,106

10	Flowserve Corporation	1,192

90	Illinois Tool Works, Inc.	4,806

60	Ingersoll Rand Company Limited, Class A	2,825

120	PACCAR Inc.	6,890

40	Pall Corporation	1,983

60	Parker Hannifin Corporation	5,178

20	Snap-on Incorporated	1,132
	Total Machinery	79,539
	Media – 3.9%

100	Cablevision Systems Corporation	3,384

210	CBS Corporation, Class B	4,001

1,160	Comcast Corporation, Class A	25,485

270	DIRECTV Group, Inc., (2)	10,781

70	Discovery Communications Inc., Class A Shares, (2)	2,919

100	Gannett Company Inc.	1,509

250	Interpublic Group Companies, Inc., (2)	2,655

90	McGraw-Hill Companies, Inc.	3,277

10	Meredith Corporation	347

670	News Corporation, Class A	9,755

80	Omnicom Group, Inc.	3,664

20	Scripps Networks Interactive, Class A Shares	1,035

160	Time Warner Cable, Class A	10,565

350	Time Warner Inc.	11,260

190	Viacom Inc., Class B	7,526

430	Walt Disney Company	16,129
	Total Media	114,292
	Metals & Mining – 1.4%

170	Alcoa Inc.	2,616

30	Allegheny Technologies, Inc.	1,655

22	Nuveen Investments

Shares	Description (1)	Value

	Metals & Mining (continued)

60	Cliffs Natural Resources Inc.	$4,681

170	Freeport-McMoRan Copper & Gold, Inc.	20,415

140	Newmont Mining Corporation	8,600

10	Nucor Corporation	438

40	Titanium Metals Corporation, (2)	687

10	United States Steel Corporation	584
	Total Metals & Mining	39,676
	Multiline Retail – 1.1%

40	Big Lots, Inc., (2)	1,218

60	Family Dollar Stores, Inc.	2,983

70	J.C. Penney Company, Inc.	2,262

50	Kohl’s Corporation, (2)	2,717

200	Macy’s, Inc.	5,060

50	Nordstrom, Inc.	2,119

240	Target Corporation	14,431
	Total Multiline Retail	30,790
	Multi-Utilities – 1.8%

100	Ameren Corporation	2,819

200	CenterPoint Energy, Inc.	3,144

140	CMS Energy Corporation	2,604

110	Consolidated Edison, Inc.	5,453

200	Dominion Resources, Inc.	8,544

70	DTE Energy Company	3,172

30	Integrys Energy Group, Inc.	1,455

130	NiSource Inc.	2,291

140	PG&E Corporation	6,698

140	Public Service Enterprise Group Incorporated	4,453

40	Scana Corporation	1,624

50	Sempra Energy	2,624

90	TECO Energy, Inc.	1,602

40	Wisconsin Energy Corporation	2,354

190	Xcel Energy, Inc.	4,475
	Total Multi-Utilities	53,312
	Office Electronics – 0.2%

590	Xerox Corporation	6,797
	Oil, Gas & Consumable Fuels – 9.7%

90	Anadarko Petroleum Corporation	6,854

100	Apache Corporation	11,923

170	Chesapeake Energy Corporation	4,405

590	Chevron Corporation	53,835

580	ConocoPhillips	39,498

10	CONSOL Energy Inc.	487

130	Denbury Resources Inc., (2)	2,482

110	Devon Energy Corporation	8,636

320	El Paso Corporation	4,403

Nuveen Investments	23

Portfolio of Investments (Unaudited)

Nuveen Enhanced Core Equity Fund (continued)

December 31, 2010

Shares	Description (1)	Value

	Oil, Gas & Consumable Fuels (continued)

30	EOG Resources, Inc.	$2,742

20	EQT Corporation	897

950	Exxon Mobil Corporation	69,461

110	Hess Corporation	8,419

240	Marathon Oil Corporation	8,887

30	Massey Energy Company	1,610

70	Murphy Oil Corporation	5,219

70	Newfield Exploration Company, (2)	5,048

40	Noble Energy, Inc.	3,443

150	Occidental Petroleum Corporation	14,715

70	Peabody Energy Corporation	4,479

50	Pioneer Natural Resources Company	4,341

40	QEP Resources Inc., (2)	1,452

210	Spectra Energy Corporation	5,248

70	Sunoco, Inc.	2,822

50	Tesoro Corporation	927

180	Valero Energy Corporation	4,162

160	Williams Companies, Inc.	3,955
	Total Oil, Gas & Consumable Fuels	280,350
	Paper & Forest Products – 0.1%

100	International Paper Company	2,724

30	MeadWestvaco Corporation	785
	Total Paper & Forest Products	3,509
	Personal Products – 0.1%

40	Estee Lauder Companies Inc., Class A	3,228
	Pharmaceuticals – 3.9%

180	Abbott Laboratories	8,624

40	Allergan, Inc.	2,747

420	Bristol-Myers Squibb Company	11,122

260	Eli Lilly and Company	9,110

60	Forest Laboratories, Inc., (2)	1,919

30	Hospira Inc., (2)	1,671

540	Johnson & Johnson	33,399

30	King Pharmaceuticals Inc., (2)	422

650	Merck & Company Inc.	23,426

60	Mylan Laboratories Inc., (2)	1,268

930	Pfizer Inc.	16,284

40	Watson Pharmaceuticals Inc., (2)	2,066
	Total Pharmaceuticals	112,058
	Professional Services – 0.1%

10	Dun and Bradstreet Inc.	821

30	Equifax Inc.	1,068

30	Robert Half International Inc.	918
	Total Professional Services	2,807

24	Nuveen Investments

Shares	Description (1)	Value

	Real Estate – 1.6%

50	Apartment Investment & Management Company, Class A	$1,292

30	AvalonBay Communities, Inc.	3,377

40	Boston Properties, Inc.	3,444

110	Equity Residential	5,715

70	Health Care Property Investors Inc.	2,575

30	Health Care REIT, Inc.	1,429

220	Host Hotels & Resorts Inc.	3,931

140	Kimco Realty Corporation	2,526

30	Plum Creek Timber Company	1,124

100	ProLogis	1,444

30	Public Storage, Inc.	3,043

90	Simon Property Group, Inc.	8,954

40	Ventas Inc.	2,099

40	Vornado Realty Trust	3,333

180	Weyerhaeuser Company	3,407
	Total Real Estate	47,693
	Real Estate Management & Development – 0.1%

120	CB Richard Ellis Group, Inc., Class A, (2)	2,458
	Road & Rail – 1.1%

110	CSX Corporation	7,107

90	Norfolk Southern Corporation	5,654

20	Ryder System, Inc.	1,053

180	Union Pacific Corporation	16,679
	Total Road & Rail	30,493
	Semiconductors & Equipment – 2.9%

180	Advanced Micro Devices, Inc., (2)	1,472

130	Altera Corporation	4,625

70	Analog Devices, Inc.	2,637

140	Applied Materials, Inc.	1,967

160	Broadcom Corporation, Class A	6,968

1,740	Intel Corporation	36,592

40	KLA-Tencor Corporation	1,546

50	Linear Technology Corporation	1,730

100	LSI Logic Corporation, (2)	599

10	MEMC Electronic Materials, (2)	113

60	Microchip Technology Incorporated	2,053

480	Micron Technology, Inc., (2)	3,850

40	National Semiconductor Corporation	550

50	Novellus Systems, Inc., (2)	1,616

30	NVIDIA Corporation, (2)	462

90	Teradyne Inc., (2)	1,264

430	Texas Instruments Incorporated	13,975

100	Xilinx, Inc.	2,898
	Total Semiconductors & Equipment	84,917

Nuveen Investments	25

Portfolio of Investments (Unaudited)

Nuveen Enhanced Core Equity Fund (continued)

December 31, 2010

Shares	Description (1)	Value

	Software – 2.9%

70	Autodesk, Inc., (2)	$2,674

30	BMC Software, Inc., (2)	1,414

70	CA Inc.	1,711

130	Citrix Systems, (2)	8,893

80	Compuware Corporation, (2)	934

100	Intuit, Inc., (2)	4,930

40	McAfee Inc., (2)	1,852

950	Microsoft Corporation	26,524

130	Novell Inc., (2)	770

680	Oracle Corporation	21,284

70	Red Hat, Inc., (2)	3,196

60	Salesforce.com, Inc., (2)	7,920

50	Symantec Corporation, (2)	837
	Total Software	82,939
	Specialty Retail – 1.9%

20	Abercrombie & Fitch Co., Class A	1,153

20	AutoNation Inc., (2)	564

10	AutoZone, Inc., (2)	2,726

40	Bed Bath and Beyond Inc., (2)	1,966

110	Best Buy Co., Inc.	3,772

100	CarMax, Inc., (2)	3,188

40	GameStop Corporation, (2)	915

120	Gap, Inc.	2,657

320	Home Depot, Inc.	11,219

140	Limited Brands, Inc.	4,302

200	Lowe’s Companies, Inc.	5,016

60	O’Reilly Automotive Inc.	3,625

40	RadioShack Corporation	740

60	Ross Stores, Inc.	3,795

50	Staples, Inc.	1,139

40	Tiffany & Co.	2,491

120	TJX Companies, Inc.	5,327

20	Urban Outfitters, Inc., (2)	716
	Total Specialty Retail	55,311
	Textiles, Apparel & Luxury Goods – 0.7%

120	Coach, Inc.	6,637

110	Nike, Inc., Class B	9,396

20	Polo Ralph Lauren Corporation	2,218

30	VF Corporation	2,585
	Total Textiles, Apparel & Luxury Goods	20,836
	Thrifts & Mortgage Finance – 0.1%

90	Hudson City Bancorp, Inc.	1,147

30	People’s United Financial, Inc.	420
	Total Thrifts & Mortgage Finance	1,567

26	Nuveen Investments

Shares	Description (1)	Value

	Tobacco – 2.2%

860	Altria Group, Inc.	$21,173

40	Lorillard Inc.	3,282

600	Philip Morris International	35,118

130	Reynolds American Inc.	4,241
	Total Tobacco	63,814
	Trading Companies & Distributors – 0.1%

40	Fastenal Company	2,396

10	W.W. Grainger, Inc.	1,381
	Total Trading Companies & Distributors	3,777
	Wireless Telecommunication Services – 0.3%

80	American Tower Corporation, (2)	4,131

50	Metropcs Communications Inc., (2)	632

960	Sprint Nextel Corporation, (2)	4,061
	Total Wireless Telecommunication Services	8,824
	Total Common Stocks (cost $2,388,415)	2,744,922

Shares	Description (1)	Value
	INVESTMENT COMPANIES – 4.8%

1,100	S&P 500 Depositary Receipt Trust	138,352
	Total Investment Companies (cost $138,309)	138,352
	Total Investments (cost $2,526,724) – 99.6%	2,883,274
	Other Assets Less Liabilities – 0.4%	12,133
	Net Assets – 100%	$2,895,407

For Fund portfolio compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications into sectors for reporting ease

(1)	All percentages shown in the Portfolio of Investments are based on net assets.

(2)	Non-income producing; issuer has not declared a dividend within the past twelve months.

See accompanying notes to financial statements.

Nuveen Investments	27

Portfolio of Investments (Unaudited)

Nuveen Enhanced Mid-Cap Fund

December 31, 2010

Shares	Description (1)	Value

	COMMON STOCKS – 98.3%

	Aerospace & Defense – 1.1%

10	Alliant Techsystems Inc., (2)	$744

100	BE Aerospace Inc., (2)	3,703

110	Goodrich Corporation	9,688

70	ITT Industries, Inc.	3,648

110	L-3 Communications Holdings, Inc.	7,754

50	Rockwell Collins, Inc.	2,913

10	Spirit AeroSystems Holdings Inc., (2)	208

20	TransDigm Group Inc.	1,440
	Total Aerospace & Defense	30,098
	Air Freight & Logistics – 0.4%

70	C.H. Robinson Worldwide, Inc.	5,613

90	Expeditors International of Washington, Inc.	4,914

40	UTI Worldwide, Inc.	848
	Total Air Freight & Logistics	11,375
	Airlines – 1.4%

690	AMR Corporation, (2)	5,375

10	Copa Holdings SA	588

1,010	Delta Air Lines, Inc., (2)	12,726

680	Southwest Airlines Co.	8,826

440	United Continental Holdings Inc.	10,481
	Total Airlines	37,996
	Auto Components – 1.2%

100	Autoliv Inc.	7,894

110	BorgWarner Inc., (2)	7,960

10	Federal Mogul Corporation, Class A Shares, (2)	207

50	Gentex Corporation	1,478

330	Goodyear Tire & Rubber Company, (2)	3,911

40	Lear Corporation, (2)	3,948

150	TRW Automotive Holdings Corporation, (2)	7,905
	Total Auto Components	33,303
	Automobiles – 0.1%

80	Harley-Davidson, Inc.	2,774

10	Thor Industries, Inc.	340
	Total Automobiles	3,114
	Beverages – 1.0%

20	Brown-Forman Corporation	1,392

20	Central European Distribution Corporation, (2)	458

400	Coca Cola Enterprises Inc.	10,012

50	Constellation Brands, Inc., Class A, (2)	1,108

210	Dr. Pepper Snapple Group	7,384

80	Hansen Natural Corporation, (2)	4,182

50	Molson Coors Brewing Company, Class B	2,510
	Total Beverages	27,046

28	Nuveen Investments

Shares	Description (1)	Value

	Biotechnology – 0.8%

30	Alexion Pharmaceuticals Inc., (2)	$2,417

100	BioMarin Pharmaceutical Inc., (2)	2,693

250	Dendreon Corporation, (2)	8,730

30	Myriad Genentics Inc., (2)	685

30	Regeneron Pharmaceuticals, Inc., (2)	985

60	United Therapeutics Corporation, (2)	3,793

50	Vertex Pharmaceuticals Inc., (2)	1,752
	Total Biotechnology	21,055
	Building Products – 0.1%

10	Lennox International Inc.	473

90	Masco Corporation	1,139

10	Owens Corning, (2)	312
	Total Building Products	1,924
	Capital Markets – 1.2%

20	Affiliated Managers Group Inc., (2)	1,984

200	Ameriprise Financial, Inc.	11,510

30	E*Trade Group Inc., (2)	480

40	Eaton Vance Corporation	1,209

10	Federated Investors Inc.	262

10	Greenhill & Co Inc.	817

150	Invesco LTD	3,609

40	Jefferies Group, Inc.	1,065

40	Lazard Limited	1,580

20	Legg Mason, Inc.	725

40	Raymond James Financial Inc.	1,308

70	SEI Investments Company	1,665

100	T. Rowe Price Group Inc.	6,454

20	TD Ameritrade Holding Corporation, (2)	380

30	Waddell & Reed Financial, Inc., Class A	1,059
	Total Capital Markets	34,107
	Chemicals – 3.6%

150	Airgas, Inc.	9,369

40	Albemarle Corporation	2,231

100	Ashland Inc.	5,086

50	Cabot Corporation	1,883

150	Celanese Corporation, Series A	6,176

120	CF Industries Holdings, Inc.	16,218

70	Cytec Industries, Inc.	3,714

90	Eastman Chemical Company	7,567

100	Ecolab Inc.	5,042

30	FMC Corporation	2,397

270	Huntsman Corporation	4,215

70	International Flavors & Fragrances Inc.	3,891

60	Lubrizol Corporation	6,413

30	Nalco Holding Company	958

Nuveen Investments	29

Portfolio of Investments (Unaudited)

Nuveen Enhanced Mid-Cap Fund (continued)

December 31, 2010

Shares	Description (1)	Value

	Chemicals (continued)

140	PPG Industries, Inc.	$11,770

60	RPM International, Inc.	1,326

60	Scotts Miracle Gro Company	3,046

30	Sherwin-Williams Company	2,513

60	Sigma-Aldrich Corporation	3,994

80	Valspar Corporation	2,758
	Total Chemicals	100,567
	Commercial & Professional Services – 0.0%

50	Corrections Corporation of America, (2)	1,253
	Commercial Banks – 3.3%

70	Associated Banc-Corp.	1,061

60	BancorpSouth Inc.	957

20	Bank of Hawaii Corporation	944

10	BOK Financial Corporation	534

280	Capitalsource Inc.	1,988

140	CIT Group Inc., (2)	6,594

30	City National Corporation	1,841

20	Comerica Incorporated	845

30	Commerce Bancshares Inc.	1,192

20	Cullen/Frost Bankers, Inc.	1,222

60	East West Bancorp Inc.	1,173

850	Fifth Third Bancorp.	12,478

40	First Horizon National Corporation, (2)	480

70	Fulton Financial Corporation	724

900	Huntington BancShares Inc.	6,183

1,100	KeyCorp.	9,735

760	Marshall and Ilsley Corporation	5,259

310	Popular, Inc., (2)	973

1,690	Regions Financial Corporation	11,830

480	SunTrust Banks, Inc.	14,165

920	Synovus Financial Corp.	2,429

150	TCF Financial Corporation	2,222

60	Valley National Bancorp.	858

150	Wilmington Trust Corporation	651

240	Zions Bancorporation	5,815
	Total Commercial Banks	92,153
	Commercial Services & Supplies – 0.8%

30	Avery Dennison Corporation	1,270

50	Cintas Corporation	1,398

30	Copart Inc., (2)	1,121

50	Covanta Holding Corporation	860

60	Iron Mountain Inc.	1,501

10	KAR Auction Services Inc., (2)	138

200	Pitney Bowes Inc.	4,836

210	R.R. Donnelley & Sons Company	3,669

30	Nuveen Investments

Shares	Description (1)	Value

	Commercial Services & Supplies (continued)

80	Republic Services, Inc.	$2,389

10	St Joe Company, (2)	219

40	Stericycle Inc., (2)	3,237

60	Waste Connections Inc., (2)	1,652
	Total Commercial Services & Supplies	22,290
	Communication Equipment – 1.2%

170	CommScope Inc., (2)	5,307

20	Echostar Holding Corporation, Class A, (2)	499

130	F5 Networks, Inc., (2)	16,921

50	Harris Corporation	2,265

300	JDS Uniphase Corporation, (2)	4,344

90	Polycom Inc., (2)	3,508
	Total Communication Equipment	32,844
	Computers & Peripherals – 2.0%

50	Diebold Inc.	1,603

130	Lexmark International, Inc., Class A, (2)	4,527

150	NCR Corporation, (2)	2,306

380	Network Appliance Inc., (2)	20,885

10	QLogic Corporation, (2)	170

330	SanDisk Corporation, (2)	16,454

750	Seagate Technology, (2)	11,273
	Total Computers & Peripherals	57,218
	Construction & Engineering – 1.0%

40	AECOM Technology Corporation, (2)	1,119

100	Chicago Bridge & Iron Company N.V., (2)	3,290

200	Fluor Corporation	13,252

30	Jacobs Engineering Group, Inc., (2)	1,376

160	KBR Inc.	4,875

50	Quanta Services Incorporated, (2)	996

20	Shaw Group Inc., (2)	685

30	URS Corporation, (2)	1,248
	Total Construction & Engineering	26,841
	Construction Materials – 0.1%

10	Eagle Materials Inc.	283

20	Martin Marietta Materials	1,845

30	Vulcan Materials Company	1,331
	Total Construction Materials	3,459
	Consumer Finance – 0.2%

210	Discover Financial Services	3,891

210	SLM Corporation, (2)	2,644
	Total Consumer Finance	6,535
	Containers & Packaging – 0.7%

10	AptarGroup Inc.	476

80	Ball Corporation	5,444

40	Bemis Company, Inc.	1,306

Nuveen Investments	31

Portfolio of Investments (Unaudited)

Nuveen Enhanced Mid-Cap Fund (continued)

December 31, 2010

Shares	Description (1)	Value

	Containers & Packaging (continued)

70	Crown Holdings Inc., (2)	$2,337

10	Greif Inc.	619

50	Owens-Illinois, Inc., (2)	1,535

90	Packaging Corp. of America	2,326

70	Sealed Air Corporation	1,782

40	Sonoco Products Company	1,347

120	Temple-Inland Inc.	2,549
	Total Containers & Packaging	19,721
	Distributors – 0.3%

120	Genuine Parts Company	6,161

70	LKQ Corporation, (2)	1,590
	Total Distributors	7,751
	Diversified Consumer Services – 0.1%

20	Education Management Corporation, (2)	362

20	Hillenbrand Inc.	416

110	Service Corporation International	908

30	Weight Watcher’s International Inc.	1,125
	Total Diversified Consumer Services	2,811
	Diversified Financial Services – 0.5%

20	CBOE Holdings Inc.	457

40	Interactive Brokers Group, Inc., (2)	713

30	Intercontinental Exchange, Inc., (2)	3,575

80	Leucadia National Corporation, (2)	2,334

60	Moody’s Corporation	1,592

40	MSCI Inc., Class A Shares, (2)	1,558

10	Nasdaq Stock Market, Inc., (2)	237

80	New York Stock Exchange Euronext	2,398
	Total Diversified Financial Services	12,864
	Diversified REIT – 0.5%

50	Liberty Property Trust	1,596

160	Vornado Realty Trust	13,333
	Total Diversified REIT	14,929
	Diversified Telecommunication Services – 1.6%

300	CenturyLink Inc.	13,851

990	Frontier Communications Corporation	9,633

430	Level 3 Communications Inc., (2)	421

1,760	Qwest Communications International Inc.	13,394

60	TW Telecom Inc., (2)	1,023

450	Windstream Corporation	6,273
	Total Diversified Telecommunication Services	44,595
	Electric Utilities – 2.7%

160	Allegheny Energy, Inc.	3,878

50	DPL Inc.	1,286

280	Edison International	10,808

320	FirstEnergy Corp.	11,846

32	Nuveen Investments

Shares	Description (1)	Value

	Electric Utilities (continued)

130	Great Plains Energy Incorporated	$2,521

80	Hawaiian Electric Industries	1,823

40	ITC Holdings Corporation	2,479

170	Northeast Utilities	5,420

200	NV Energy Inc.	2,810

230	Pepco Holdings, Inc.	4,198

90	Pinnacle West Capital Corporation	3,731

430	PPL Corporation	11,318

240	Progress Energy, Inc.	10,435

120	Westar Energy Inc.	3,019
	Total Electric Utilities	75,572

	Electrical Equipment – 0.8%

70	Ametek Inc.	2,748

60	Babcock & Wilcox Company	1,535

80	Cooper Industries Inc.	4,663

10	General Cable Corporation, (2)	351

40	Hubbell Incorporated, Class B	2,405

50	Regal-Beloit Corporation	3,338

60	Rockwell Automation, Inc.	4,303

40	Roper Industries Inc.	3,057

20	Thomas & Betts Corporation, (2)	966
	Total Electrical Equipment	23,366
	Electronic Components – 0.4%

80	Amphenol Corporation, Class A	4,222

20	AVX Group	309

50	Dolby Laboratories, Inc., (2)	3,335

280	Vishay Intertechnology Inc., (2)	4,110
	Total Electronic Components	11,976
	Electronic Equipment & Instruments – 0.4%

50	Arrow Electronics, Inc., (2)	1,713

40	Avnet Inc., (2)	1,321

40	FLIR Systems Inc., (2)	1,190

80	Ingram Micro, Inc., Class A, (2)	1,527

10	Itron Inc., (2)	555

50	Molex Inc.	1,136

20	National Instruments Corporation	753

10	Tech Data Corporation, (2)	440

50	Trimble Navigation Limited, (2)	1,997

10	Vishay Precision Group Inc.	188
	Total Electronic Equipment & Instruments	10,820
	Energy Equipment & Services – 2.4%

10	Atwood Oceanics Inc., (2)	374

300	Cooper Cameron Corporation, (2)	15,218

20	Core Laboratories NV	1,781

150	Diamond Offshore Drilling, Inc.	10,031

Nuveen Investments	33

Portfolio of Investments (Unaudited)

Nuveen Enhanced Mid-Cap Fund (continued)

December 31, 2010

Shares	Description (1)	Value

	Energy Equipment & Services (continued)

80	Dresser Rand Group, Inc., (2)	$3,407

20	Exterran Holdings, Inc., (2)	479

50	FMC Technologies Inc., (2)	4,446

20	Helmerich & Payne Inc.	970

260	McDermott International Inc., (2)	5,379

40	Nabors Industries Inc., (2)	938

60	Oceaneering International Inc., (2)	4,418

50	Oil States International Inc., (2)	3,205

260	Patterson-UTI Energy, Inc.	5,603

30	Pride International Inc., (2)	990

20	SeaCor Smit Inc., (2)	2,022

80	Superior Energy Services, Inc., (2)	2,799

10	Tidewater Inc.	538

40	Unit Corporation, (2)	1,859

60	Weatherford International Ltd., (2)	1,368
	Total Energy Equipment & Services	65,825
	Food & Staples Retailing – 0.7%

70	BJ’s Wholesale Club, (2)	3,353

110	Safeway Inc.	2,474

380	SUPERVALU INC.	3,659

190	Whole Foods Market, Inc., (2)	9,611
	Total Food & Staples Retailing	19,097
	Food Products – 2.7%

60	Bunge Limited	3,931

30	Campbell Soup Company	1,043

180	ConAgra Foods, Inc.	4,064

70	Corn Products International, Inc.	3,220

360	Dean Foods Company, (2)	3,182

210	Del Monte Foods Company	3,948

40	Flowers Foods Inc.	1,076

250	Green Mountain Coffee Inc., (2)	8,215

120	H.J. Heinz Company	5,935

140	Hershey Foods Corporation	6,601

60	Hormel Foods Corporation	3,076

60	JM Smucker Company	3,939

60	McCormick & Company, Incorporated	2,792

100	Mead Johnson Nutrition Company, Class A Shares	6,225

20	Ralcorp Holdings Inc., (2)	1,300

540	Sara Lee Corporation	9,454

30	Smithfield Foods, Inc., (2)	619

360	Tyson Foods, Inc., Class A	6,199
	Total Food Products	74,819
	Gas Utilities – 0.7%

30	AGL Resources Inc.	1,076

70	Atmos Energy Corporation	2,184

34	Nuveen Investments

Shares	Description (1)	Value

	Gas Utilities (continued)

30	Energen Corporation	$1,448

70	National Fuel Gas Company	4,593

80	ONEOK, Inc.	4,438

180	Questar Corporation	3,134

80	UGI Corporation	2,525
	Total Gas Utilities	19,398
	Health Care Equipment & Supplies – 1.2%

30	Alere Inc.	1,098

20	Beckman Coulter, Inc.	1,505

460	Boston Scientific Corporation, (2)	3,482

40	C. R. Bard, Inc.	3,671

30	CareFusion Corporation, (2)	771

40	Cooper Companies, Inc.	2,254

50	DENTSPLY International Inc.	1,709

50	Edwards Lifesciences Corporation, (2)	4,042

20	Gen-Probe, Inc., (2)	1,167

30	Hill Rom Holdings Inc.	1,181

60	Hologic Inc., (2)	1,129

20	Idexx Labs Inc., (2)	1,384

10	Intuitive Surgical, Inc., (2)	2,578

30	Kinetic Concepts Inc., (2)	1,256

70	ResMed Inc., (2)	2,425

10	Teleflex Inc.	538

60	Varian Medical Systems, Inc., (2)	4,156
	Total Health Care Equipment & Supplies	34,346
	Health Care Providers & Services – 1.7%

40	AmerisourceBergen Corporation	1,365

30	Brookdale Senior Living Inc., (2)	642

60	CIGNA Corporation	2,200

100	Community Health Systems, Inc., (2)	3,737

40	Coventry Health Care, Inc., (2)	1,056

40	Davita Inc., (2)	2,780

10	Emergency Medical Services Corporation, (2)	646

260	Health Management Associates Inc., (2)	2,480

120	Health Net Inc., (2)	3,275

40	Henry Schein Inc., (2)	2,456

190	Humana Inc., (2)	10,401

40	Laboratory Corporation of America Holdings, (2)	3,517

50	Lifepoint Hospitals Inc., (2)	1,838

30	Lincare Holdings	805

20	Medax Inc., (2)	1,346

30	Patterson Companies, Inc.	919

60	Quest Diagnostics Incorporated	3,238

90	Universal Health Services, Inc., Class B	3,907

30	VCA Antech, Inc., (2)	699
	Total Health Care Providers & Services	47,307

Nuveen Investments	35

Portfolio of Investments (Unaudited)

Nuveen Enhanced Mid-Cap Fund (continued)

December 31, 2010

Shares	Description (1)	Value

	Health Care Technology – 0.2%

30	Cerner Corporation, (2)	$2,841

10	Emdeon Inc., Class A, (2)	135

30	SXC Health Solutions Corporation, (2)	1,286
	Total Health Care Technology	4,262
	Hotels, Restaurants & Leisure – 3.2%

10	Bally Technologies, Inc., (2)	422

140	Brinker International Inc.	2,923

70	Chipotle Mexican Grill, (2)	14,886

10	Choice Hotels International, Inc.	383

160	Darden Restaurants, Inc.	7,430

20	Hyatt Hotels Corporation, Class A, (2)	915

50	International Game Technology	885

10	Intl Speedway Corporation	262

290	Marriott International, Inc., Class A	12,047

10	Panera Bread Company, (2)	1,012

70	Penn National Gaming, Inc., (2)	2,461

180	Royal Caribbean Cruises Limited, (2)	8,460

210	Starwood Hotels & Resorts Worldwide, Inc.	12,764

90	Wendy’s International, Inc.	416

20	WMS Industries Inc., (2)	905

220	Wyndham Worldwide Corporation	6,591

150	Wynn Resorts Ltd.	15,575
	Total Hotels, Restaurants & Leisure	88,337
	Household Durables – 1.1%

130	Fortune Brands Inc.	7,832

20	Harman International Industries Inc., (2)	926

40	Jarden Corporation	1,235

40	Leggett and Platt Inc.	910

10	Mohawk Industries Inc., (2)	568

70	Newell Rubbermaid Inc.	1,273

40	Stanley Black & Decker Inc.	2,675

70	Tempur Pedic International Inc., (2)	2,804

30	Tupperware Corporation	1,430

120	Whirlpool Corporation	10,660
	Total Household Durables	30,313
	Household Products – 0.2%

30	Church & Dwight Company Inc.	2,071

40	Clorox Company	2,531

20	Energizer Holdings Inc., (2)	1,458
	Total Household Products	6,060
	Independent Power Producers & Energy Traders – 0.6%

600	AES Corporation, (2)	7,307

140	Calpine Corporation, (2)	1,868

30	Constellation Energy Group	919

360	GenOn Energy Inc.	1,372

36	Nuveen Investments

Shares	Description (1)	Value

	Independent Power Producers & Energy Traders (continued)

270	NRG Energy Inc., (2)	$5,276

10	Ormat Technologies Inc.	296
	Total Independent Power Producers & Energy Traders	17,038
	Industrial Conglomerates – 0.1%

30	Carlisle Companies Inc.	1,192

60	Textron Inc.	1,418
	Total Industrial Conglomerates	2,610
	Industrial REIT – 0.2%

170	AMB Property Corp.	5,391
	Insurance – 5.0%

40	Allied World Assurance Holdings	2,378

70	American Financial Group Inc.	2,260

150	American International Group, (2)	8,643

140	Aon Corporation	6,441

40	Arch Capital Group Limited, (2)	3,522

40	Arthur J. Gallagher & Co.	1,163

80	Aspen Insurance Holdings Limited	2,290

120	Assurant Inc.	4,622

20	Assured Guaranty Limited	354

110	Axis Capital Holdings Limited	3,947

50	Brown & Brown Inc.	1,197

130	Cincinnati Financial Corporation	4,120

30	CNA Financial Corporation, (2)	812

40	Endurance Specialty Holdings, Limited	1,843

20	Erie Indemnity Company	1,309

50	Everest Reinsurance Group Ltd.	4,241

100	Fidelity National Title Group Inc., Class A	1,368

580	Genworth Financial Inc., Class A, (2)	7,621

20	Hanover Insurance Group Inc.	934

520	Hartford Financial Services Group, Inc.	13,775

50	HCC Insurance Holdings Inc.	1,447

340	Lincoln National Corporation	9,455

250	Marsh & McLennan Companies, Inc.	6,835

340	MBIA Inc., (2)	4,077

10	Mercury General Corporation	430

110	Old Republic International Corporation	1,499

20	OneBeacon Insurance Group Limited, Class A	303

30	PartnerRe Limited	2,411

250	Principal Financial Group, Inc.	8,140

320	Progressive Corporation	6,358

70	Protective Life Corporation	1,865

30	Reinsurance Group of America Inc.	1,611

50	RenaisasnceRE Holdings, Limited	3,185

20	StanCorp Financial Group Inc.	903

30	Symetra Financial Corporation	411

Nuveen Investments	37

Portfolio of Investments (Unaudited)

Nuveen Enhanced Mid-Cap Fund (continued)

December 31, 2010

Shares	Description (1)	Value

	Insurance (continued)

70	Torchmark Corporation	$4,182

60	Transatlantic Holdings Inc.	3,097

20	Unitrin, Inc.	491

280	Unum Group	6,781

70	Valdius Holdings Limited	2,143

40	WR Berkley Corporation	1,095

10	XL Capital Ltd., Class A	218
	Total Insurance	139,777
	Internet & Catalog Retail – 1.6%

530	Liberty Media Holding Corporation Interactive, Class A, (2)	8,358

90	NetFlix.com Inc., (2)	15,813

50	Priceline.com Incorporated, (2)	19,977
	Total Internet & Catalog Retail	44,148
	Internet Software & Services – 1.2%

320	Akamai Technologies, Inc., (2)	15,055

40	AOL Inc., (2)	948

90	IAC/InterActiveCorp., (2)	2,583

210	Monster Worldwide Inc., (2)	4,962

250	VeriSign, Inc., (2)	8,168

10	VistaPrint NV, (2)	460

20	WebMD Health Corporation, Class A, (2)	1,021
	Total Internet Software & Services	33,197
	IT Services – 1.3%

90	Amdocs Limited, (2)	2,472

50	Broadridge Financial Solutions, Inc.	1,097

130	Computer Sciences Corporation	6,447

50	Convergys Corporation, (2)	659

60	CoreLogic Inc.	1,111

10	DST Systems Inc.	444

130	Fidelity National Information Services	3,561

70	Fiserv, Inc., (2)	4,099

30	Gartner Inc., (2)	996

20	Genpact Limited, (2)	304

30	Global Payments Inc.	1,386

30	Lender Processing Services Inc.	886

30	NeuStar, Inc., (2)	782

100	Paychex, Inc.	3,091

150	SAIC, Inc., (2)	2,379

70	Teradata Corporation, (2)	2,881

80	Total System Services Inc.	1,230

170	Western Union Company	3,157
	Total IT Services	36,982
	Leisure Equipment & Products – 0.6%

120	Hasbro, Inc.	5,662

430	Mattel, Inc.	10,934
	Total Leisure Equipment & Products	16,596

38	Nuveen Investments

Shares	Description (1)	Value

	Life Sciences Tools & Services – 0.8%

110	Agilent Technologies, Inc., (2)	$4,557

20	Covance, Inc., (2)	1,028

30	Illumina Inc., (2)	1,900

50	Life Technologies Corporation, (2)	2,775

20	Mettler-Toledo International Inc., (2)	3,024

30	Perkinelmer Inc.	775

50	Pharmaceutical Product Development Inc.	1,357

10	Techne Corporation	657

90	Waters Corporation, (2)	6,993
	Total Life Sciences Tools & Services	23,066
	Machinery – 4.7%

110	AGCO Corporation, (2)	5,573

170	Bucyrus International, Inc.	15,198

30	CNH Global N.V.	1,432

40	Crane Company	1,643

190	Cummins Inc.	20,901

20	Donaldson Company, Inc.	1,166

170	Dover Corporation	9,937

170	Eaton Corporation	17,257

20	Gardner Denver, Inc.	1,376

30	Graco Inc.	1,184

70	Harsco Corporation	1,982

30	IDEX Corporation	1,174

70	Ingersoll Rand Company Limited, Class A	3,296

110	Joy Global Inc.	9,543

40	Kennametal Inc.	1,578

10	Lincoln Electric Holdings Inc.	653

10	Manitowoc Company Inc.	131

90	Navistar International Corporation, (2)	5,212

20	Oshkosh Truck Corporation, (2)	705

50	Pall Corporation	2,479

140	Parker Hannifin Corporation	12,082

40	Pentair, Inc.	1,460

40	Snap-on Incorporated	2,263

20	SPX Corporation	1,430

110	Terex Corporation, (2)	3,414

80	Timken Company	3,818

10	Toro Company	616

70	Trinity Industries Inc.	1,863

10	Valmont Industries, Inc.	887

20	WABCO Holdings Inc., (2)	1,219

20	Wabtec Corporation	1,058
	Total Machinery	132,530
	Marine – 0.1%

20	Alexander and Bald, Inc.	801

20	Kirby Corporation, (2)	881
	Total Marine	1,682

Nuveen Investments	39

Portfolio of Investments (Unaudited)

Nuveen Enhanced Mid-Cap Fund (continued)

December 31, 2010

Shares	Description (1)	Value

	Media – 3.3%

230	Cablevision Systems Corporation	$7,783

840	CBS Corporation, Class B	16,001

10	Central European Media Enterprises Limited, (2)	204

30	Clear Channel Outdoor Holdings Inc., Class A, (2)	421

260	Discovery Communications Inc., Class A Shares, (2)	10,842

20	Dreamworks Animation SKG Inc., (2)	589

30	Echostar Communications Corporation, Variable Prepaid Forward	590

290	Gannett Company Inc.	4,376

570	Interpublic Group Companies, Inc., (2)	6,053

10	John Wiley and Sons Inc., Class A	452

20	Lamar Advertising Company, (2)	797

250	Liberty Global Inc, A Shares, (2)	8,845

60	Liberty Media Holding Corporation, Capital Tracking Stock, Class A, (2)	3,754

20	Liberty Media Starz, (2)	1,330

20	Madison Square Garden Inc., (2)	516

120	McGraw-Hill Companies, Inc.	4,369

40	Meredith Corporation	1,386

10	Morningstar, Inc., (2)	531

40	Scripps Networks Interactive, Class A Shares	2,070

5,020	Sirius XM Radio Inc., (2)	8,233

360	Virgin Media, Inc.	9,806

10	Washington Post Company	4,395
	Total Media	93,343
	Metals & Mining – 1.7%

130	Allegheny Technologies, Inc.	7,173

40	Carpenter Technology Inc.	1,610

210	Cliffs Natural Resources Inc.	16,381

10	Commercial Metals Company	166

30	Compass Minerals International, Inc.	2,678

20	Reliance Steel & Aluminum Company	1,022

20	Royal Gold, Inc.	1,093

20	Schnitzer Steel Industries, Inc.	1,328

180	Titanium Metals Corporation, (2)	3,092

110	Walter Industries Inc.	14,062
	Total Metals & Mining	48,605
	Mortgage REIT – 0.5%

750	Annaly Capital Management Inc.	13,439

40	Chimera Investments Corporation	164
	Total Mortgage REIT	13,603
	Multiline Retail – 1.6%

100	Dollar General Corporation, (2)	3,067

130	Dollar Tree Stores Inc., (2)	7,290

170	Family Dollar Stores, Inc.	8,451

670	Macy’s, Inc.	16,950

230	Nordstrom, Inc.	9,747
	Total Multiline Retail	45,505

40	Nuveen Investments

Shares	Description (1)	Value

	Multi-Utilities – 3.3%

90	Alliant Energy Corporation	$3,309

230	Ameren Corporation	6,484

430	CenterPoint Energy, Inc.	6,760

300	CMS Energy Corporation	5,580

260	Consolidated Edison, Inc.	12,888

140	DTE Energy Company	6,345

70	Integrys Energy Group, Inc.	3,396

80	MDU Resources Group Inc.	1,622

250	NiSource Inc.	4,405

80	NSTAR	3,375

80	OGE Energy Corp.	3,643

90	Scana Corporation	3,654

210	Sempra Energy	11,020

200	TECO Energy, Inc.	3,560

40	Vectren Corporation	1,015

100	Wisconsin Energy Corporation	5,886

370	Xcel Energy, Inc.	8,714
	Total Multi-Utilities	91,656
	Office Electronics – 0.6%

1,300	Xerox Corporation	14,975

20	Zebra Technologies Corporation, Class A, (2)	760
	Total Office Electronics	15,735
	Office REIT – 0.8%

20	Alexandria Real Estate Equities Inc.	1,465

120	Boston Properties, Inc.	10,331

10	Brandywine Realty Trust	117

60	Commonwealth REIT	1,531

10	Corporate Office Properties	350

30	Douglas Emmett Inc.	498

40	Duke Realty Corporation	498

20	Mack-Cali Realty Corporation	661

60	Piedmont Office Realty Trust	1,208

90	SL Green Realty Corporation	6,076
	Total Office REIT	22,735
	Oil, Gas & Consumable Fuels – 7.2%

220	Alpha Natural Resources Inc., (2)	13,207

300	Arch Coal Inc.	10,518

110	Atlas Energy Inc, (2)	4,837

10	Cabot Oil & Gas Corporation	379

80	Cimarex Energy Company	7,082

30	Cobalt International Energy, Inc., (2)	366

30	Concho Resources Inc., (2)	2,630

50	Continental Resources Inc., (2)	2,943

370	Denbury Resources Inc., (2)	7,063

710	El Paso Corporation	9,770

Nuveen Investments	41

Portfolio of Investments (Unaudited)

Nuveen Enhanced Mid-Cap Fund (continued)

December 31, 2010

Shares	Description (1)	Value

	Oil, Gas & Consumable Fuels (continued)

60	EQT Corporation	$2,690

130	Forest Oil Corporation, (2)	4,936

130	Frontier Oil Corporation	2,341

50	Holly Corporation	2,039

270	Massey Energy Company	14,486

170	Murphy Oil Corporation	12,674

130	Newfield Exploration Company, (2)	9,374

60	Noble Energy, Inc.	5,165

320	Peabody Energy Corporation	20,473

110	Pioneer Natural Resources Company	9,550

140	QEP Resources Inc., (2)	5,083

10	Range Resources Corporation	450

60	SM Energy Company	3,536

60	Southern Union Company	1,444

490	Spectra Energy Corporation	12,245

150	Sunoco, Inc.	6,047

50	Teekay Shipping Corporation	1,654

270	Tesoro Corporation	5,006

40	Ultra Petroleum Corporation, (2)	1,911

580	Valero Energy Corporation	13,410

70	Whiting Petroleum Corporation, (2)	8,203
	Total Oil, Gas & Consumable Fuels	201,512
	Paper & Forest Products – 0.3%

60	Domtar Corporation	4,554

40	International Paper Company	1,090

140	MeadWestvaco Corporation	3,662
	Total Paper & Forest Products	9,306
	Personal Products – 0.8%

140	Alberto Culver Company	5,186

130	Avon Products, Inc.	3,778

130	Estee Lauder Companies Inc., Class A	10,490

60	Herbalife, Limited	4,102
	Total Personal Products	23,556
	Pharmaceuticals – 0.9%

120	Endo Pharmaceuticals Holdings Inc., (2)	4,285

120	Forest Laboratories, Inc., (2)	3,838

80	Hospira Inc., (2)	4,455

10	King Pharmaceuticals Inc., (2)	141

80	Perrigo Company	5,066

130	Watson Pharmaceuticals Inc., (2)	6,715
	Total Pharmaceuticals	24,500
	Professional Services – 0.4%

20	Dun and Bradstreet Inc.	1,642

0	Equifax Inc.	2,136

20	FTI Consulting Inc., (2)	746

42	Nuveen Investments

Shares	Description (1)	Value

	Professional Services (continued)

20	IHS Inc., (2)	$1,608

30	Manpower Inc.	1,883

60	Robert Half International Inc.	1,836

20	Towers Watson & Company, Class A Shares	1,041

40	Verisk Analytics Inc, Class A Shares, (2)	1,363
	Total Professional Services	12,255
	Real Estate Management & Development – 0.4%

300	CB Richard Ellis Group, Inc., Class A, (2)	6,144

100	Forest City Enterprises, Inc., (2)	1,669

20	Jones Lang LaSalle Inc.	1,678

20	Howard Hughes Corporation	1,088
	Total Real Estate Management & Development	10,579
	Residential REIT – 1.5%

130	Apartment Investment & Management Company, Class A	3,359

80	AvalonBay Communities, Inc.	9,004

70	BRE Properties, Inc.	3,045

70	Camden Property Trust	3,779

270	Equity Residential	14,026

30	Essex Property Trust Inc.	3,427

200	UDR Inc.	4,704
	Total Residential REIT	41,344
	Retail REIT – 1.4%

230	Developers Diversified Realty Corporation	3,241

20	Federal Realty Investment Trust	1,559

490	General Growth Properties Inc.	7,585

440	Kimco Realty Corporation	7,937

140	Macerich Company	6,632

100	Realty Income Corporation	3,420

80	Regency Centers Corporation	3,379

70	Taubman Centers Inc.	3,534

120	Weingarten Realty Trust	2,851
	Total Retail REIT	40,138
	Road & Rail – 0.3%

10	Con-Way, Inc.	366

20	J.B. Hunt Transports Serives Inc.	816

110	Kansas City Southern Industries, (2)	5,264

20	Landstar System	819

20	Ryder System, Inc.	1,053
	Total Road & Rail	8,318
	Semiconductors & Equipment – 4.0%

480	Altera Corporation	17,078

40	Analog Devices, Inc.	1,507

680	Atmel Corporation, (2)	8,378

40	Avago Technologies Limited, (2)	1,139

190	Cree, Inc., (2)	12,519

Nuveen Investments	43

Portfolio of Investments (Unaudited)

Nuveen Enhanced Mid-Cap Fund (continued)

December 31, 2010

Shares	Description (1)	Value

	Semiconductors & Equipment (continued)

230	Cypress Semiconductor Corporation, (2)	$4,273

170	Fairchild Semiconductor International Inc., Class A, (2)	2,654

60	International Rectifier Corporation, (2)	1,781

30	KLA-Tencor Corporation	1,159

150	Lam Research Corporation, (2)	7,767

30	Linear Technology Corporation	1,038

190	LSI Logic Corporation, (2)	1,138

310	Maxim Integrated Products, Inc.	7,322

220	Microchip Technology Incorporated	7,526

1,900	Micron Technology, Inc., (2)	15,237

10	National Semiconductor Corporation	138

160	Novellus Systems, Inc., (2)	5,171

80	ON Semiconductor Corporation, (2)	790

30	PMC-Sierra, Inc., (2)	258

50	Rambus Inc., (2)	1,024

10	Silicon Laboratories Inc., (2)	460

260	Skyworks Solutions Inc., (2)	7,444

370	Teradyne Inc., (2)	5,195

20	Varian Semiconductor Equipment Associate, (2)	739
	Total Semiconductors & Equipment	111,735
	Software – 2.9%

40	Ansys Inc., (2)	2,083

260	Autodesk, Inc., (2)	9,932

50	BMC Software, Inc., (2)	2,357

130	CA Inc.	3,177

270	Cadence Design Systems, Inc., (2)	2,230

240	Citrix Systems, (2)	16,418

210	Compuware Corporation, (2)	2,451

20	FactSet Research Systems Inc.	1,875

40	Informatica Corporation, (2)	1,761

70	Intuit, Inc., (2)	3,451

30	McAfee Inc., (2)	1,389

30	Micros Systems, Inc., (2)	1,316

400	Novell Inc., (2)	2,368

80	Nuance Communications, Inc., (2)	1,454

50	Red Hat, Inc., (2)	2,282

40	Rovi Corporation, (2)	2,480

150	Salesforce.com, Inc., (2)	19,800

30	Solera Holdings Inc.	1,540

70	Synopsys Inc., (2)	1,884
	Total Software	80,248
	Specialized REIT – 1.4%

90	Health Care Property Investors Inc.	3,311

30	Health Care REIT, Inc.	1,429

50	Hospitality Properties Trust	1,152

44	Nuveen Investments

Shares	Description (1)	Value

	Specialized REIT (continued)

650	Host Hotels & Resorts Inc.	$11,616

40	Nationwide Health Properties, Inc.	1,455

60	Plum Creek Timber Company	2,247

70	Rayonier Inc.	3,676

50	Senior Housing Properties Trust	1,097

60	Ventas Inc.	3,149

470	Weyerhaeuser Company	8,897
	Total Specialized REIT	38,029
	Specialty Retail – 3.7%

30	Aaron Rents Inc.	612

190	Abercrombie & Fitch Co., Class A	10,950

80	Advance Auto Parts, Inc.	5,292

80	AutoNation Inc., (2)	2,256

30	AutoZone, Inc., (2)	8,178

90	Bed Bath and Beyond Inc., (2)	4,424

210	CarMax, Inc., (2)	6,695

110	Dick’s Sporting Goods Inc., (2)	4,125

220	Foot Locker, Inc.	4,316

110	Guess Inc.	5,205

420	Limited Brands, Inc.	12,907

50	O’Reilly Automotive Inc.	3,021

140	PetSmart Inc.	5,575

150	Ross Stores, Inc.	9,487

70	Signet Jewelers Limited, (2)	3,038

170	Tiffany & Co.	10,586

30	Tractor Supply Company	1,455

150	Williams-Sonoma Inc.	5,354
	Total Specialty Retail	103,476
	Textiles, Apparel & Luxury Goods – 1.4%

320	Coach, Inc.	17,699

70	Fossil Inc., (2)	4,934

40	Hanesbrands Inc., (2)	1,016

80	Phillips-Van Heusen Corporation	5,041

80	Polo Ralph Lauren Corporation	8,874

30	VF Corporation	2,585
	Total Textiles, Apparel & Luxury Goods	40,149
	Thrifts & Mortgage Finance – 0.5%

10	Capitol Federal Financial Inc.	119

70	First Niagara Financial Group Inc.	979

430	Hudson City Bancorp, Inc.	5,478

320	New York Community Bancorp Inc.	6,032

60	People’s United Financial, Inc.	841

30	TFS Financial Corporation	271

50	Washington Federal Inc.	846
	Total Thrifts & Mortgage Finance	14,566

Nuveen Investments	45

Portfolio of Investments (Unaudited)

Nuveen Enhanced Mid-Cap Fund (continued)

December 31, 2010

Shares	Description (1)	Value

	Tobacco – 0.2%

60	Lorillard Inc.	$4,924
	Trading Companies & Distributors – 0.6%

60	Fastenal Company	3,595

40	GATX Corporation	1,411

20	MSC Industrial Direct Inc., Class A	1,294

50	W.W. Grainger, Inc.	6,905

50	WESCO International Inc., (2)	2,640
	Total Trading Companies & Distributors	15,845
	Water Utilities – 0.2%

150	American Water Works Company	3,793

110	Aqua America Inc.	2,473
	Total Water Utilities	6,266
	Wireless Telecommunication Services – 0.6%

140	Crown Castle International Corporation, (2)	6,136

110	Leap Wireless International, Inc., (2)	1,349

160	NII Holdings Inc., Class B, (2)	7,145

20	SBA Communications Corporation, (2)	819

20	Telephone and Data Systems Inc.	731

10	United States Cellular Corporation, (2)	500
	Total Wireless Telecommunication Services	16,680
	Total Common Stocks (cost $2,102,477)	2,744,972

Shares	Description (1)	Value
	INVESTMENT COMPANIES – 2.2%

600	iShares Russell MidCap Index	61,050
	Total Investment Companies (cost $56,665)	61,050
	Total Investments (cost $2,159,142) – 100.5%	2,806,022
	Other Assets Less Liabilities – (0.5)%	(13,395)
	Net Assets – 100%	$2,792,627

For Fund portfolio compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications into sectors for reporting ease

(1)	All percentages shown in the Portfolio of Investments are based on net assets.

(2)	Non-income producing; issuer has not declared a dividend within the past twelve months.

See accompanying notes to financial statements.

46	Nuveen Investments

Statement of Assets and Liabilities (Unaudited)

December 31, 2010

	Enhanced Core Equity	Enhanced Mid-Cap
Assets
Investments, at value (cost $2,526,724 and $2,159,142, respectively)	$2,883,274	$2,806,022
Cash	54,840	26,004
Receivables:
Dividends	4,541	3,356
From Adviser	16,455	9,297
Investments sold	391,460	—
Shares sold	1,045	181
Other assets	3	2
Total assets	3,351,618	2,844,862
Liabilities
Payables:
Investments purchased	388,693	—
Shares redeemed	1,627	—
Accrued expenses:
12b-1 distribution and service fees	410	774
Other	65,481	51,461
Total liabilities	456,211	52,235
Net assets	$2,895,407	$2,792,627
Class A Shares
Net assets	$251,367	$699,764
Shares outstanding	15,350	38,825
Net asset value per share	$16.38	$18.02
Offering price per share (net asset value per share plus maximum sales charge of 5.75% of offering price)	$17.38	$19.12
Class C Shares
Net assets	$416,177	$724,505
Shares outstanding	25,393	40,136
Net asset value and offering price per share	$16.39	$18.05
Class I Shares
Net assets	$2,227,863	$1,368,358
Shares outstanding	136,080	75,966
Net asset value and offering price per share	$16.37	$18.01
Net Assets Consist of:
Capital paid-in	$3,739,931	$3,109,848
Undistributed (Over-distribution of) net investment income	13,223	9,041
Accumulated net realized gain (loss)	(1,214,297)	(973,142)
Net unrealized appreciation (depreciation)	356,550	646,880
Net assets	$2,895,407	$2,792,627
Authorized shares	Unlimited	Unlimited
Par value per share	$0.01	$0.01

See accompanying notes to financial statements.

Nuveen Investments	47

Statement of Operations (Unaudited)

Six Months Ended December 31, 2010

	Enhanced Core Equity	Enhanced Mid-Cap
Investment Income	$34,469	$29,676
Expenses
Management fees	6,867	6,818
12b-1 service fees – Class A	287	791
12b-1 distribution and service fees – Class C	1,920	3,187
Shareholders’ servicing agent fees and expenses	1,247	471
Custodian’s fees and expenses	23,478	23,959
Trustees’ fees and expenses	27	25
Professional fees	8,233	7,249
Shareholders’ reports – printing and mailing expenses	23,226	7,002
Federal and state registration fees	22,567	22,360
Other expenses	2,176	2,085
Total expenses before custodian fee credit and expense reimbursement	90,028	73,947
Custodian fee credit	(7)	(24)
Expense reimbursement	(80,945)	(63,141)
Net expenses	9,076	10,782
Net investment income	25,393	18,894
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from investments	(72,117)	191,371
Change in net unrealized appreciation (depreciation) of investments	639,592	411,139
Net realized and unrealized gain (loss)	567,475	602,510
Net increase (decrease) in net assets from operations	$592,868	$621,404

See accompanying notes to financial statements.

48	Nuveen Investments

Statement of Changes in Net Assets (Unaudited)

	Enhanced Core Equity		Enhanced Mid-Cap
	Six Months Ended 12/31/10	Year Ended 6/30/10	Six Months Ended 12/31/10	Year Ended 6/30/10
Operations
Net investment income	$25,393	$143,611	$18,894	$24,427
Net realized gain (loss) from:
Investments	(72,117)	(439,798)	191,371	(73,926)
Redemptions in-kind	—	1,445,040	—	—
Change in net unrealized appreciation (depreciation) of investments	639,592	1,107,734	411,139	509,917
Net increase (decrease) in net assets from operations	592,868	2,256,587	621,404	460,418
Distributions to Shareholders
From net investment income:
Class A	(5,859)	(6,228)	(6,710)	(7,313)
Class C	(6,801)	(8,461)	(2,175)	(3,842)
Class I	(56,992)	(385,276)	(16,140)	(18,842)
From accumulated net realized gains:
Class A	—	(342)	—	—
Class C	—	(618)	—	—
Class I	—	(19,881)	—	—
Decrease in net assets from distributions to shareholders	(69,652)	(420,806)	(25,025)	(29,997)
Fund Share Transactions
Proceeds from sale of shares	47,351	2,147,036	56,424	70,256
Proceeds from shares issued to shareholders due to reinvestment of distributions	20,669	14,834	507	2,294
	68,020	2,161,870	56,931	72,550
Cost of shares redeemed	(836,702)	(746,997)	(157,215)	(113,577)
Cost of redemptions in-kind	—	(10,291,391)	—	—
Net increase (decrease) in net assets from Fund share transactions	(768,682)	(8,876,518)	(100,284)	(41,027)
Net increase (decrease) in net assets	(245,466)	(7,040,737)	496,095	389,394
Net assets at the beginning of period	3,140,873	10,181,610	2,296,532	1,907,138
Net assets at the end of period	$2,895,407	$3,140,873	$2,792,627	$2,296,532
Undistributed (Over-distribution of) net investment income at the end of period	$13,223	$57,482	$9,041	$15,172

See accompanying notes to financial statements.

Nuveen Investments	49

Financial Highlights (Unaudited)

Selected data for a share outstanding throughout each period:

Class (Commencement Date)
		Investment Operations			Less Distributions

ENHANCED CORE EQUITY
Year Ended June 30,	Beginning Net Asset Value	Net Invest- ment Income(a)	Net Realized/ Unrealized Gain (Loss)	Total	Net Invest- ment Income	Capital Gains	Total	Ending Net Asset Value	Total Return(b)
Class A (12/07)
2011(e)	$13.66	$.13	$2.97	$3.10	$(.38)	$—	$(.38)	$16.38	22.72%
2010	12.43	.18	1.46	1.64	(.39)	(.02)	(.41)	13.66	12.94
2009	17.44	.27	(5.02)	(4.75)	(.26)	—	(.26)	12.43	(27.18)
2008(d)	20.00	.19	(2.72)	(2.53)	(.03)	—	(.03)	17.44	(12.67)
Class C (12/07)
2011(e)	13.63	.07	2.96	3.03	(.27)	—	(.27)	16.39	22.23
2010	12.41	.07	1.46	1.53	(.29)	(.02)	(.31)	13.63	12.16
2009	17.38	.18	(5.01)	(4.83)	(.14)	—	(.14)	12.41	(27.78)
2008(d)	20.00	.11	(2.71)	(2.60)	(.02)	—	(.02)	17.38	(13.02)
Class I (12/07)(f)
2011(e)	13.67	.15	2.97	3.12	(.42)	—	(.42)	16.37	22.83
2010	12.43	.23	1.45	1.68	(.42)	(.02)	(.44)	13.67	13.26
2009	17.46	.32	(5.04)	(4.72)	(.31)	—	(.31)	12.43	(27.02)
2008(d)	20.00	.22	(2.73)	(2.51)	(.03)	—	(.03)	17.46	(12.55)

50	Nuveen Investments

Ratios/Supplemental Data

	Ratios to Average Net Assets Before Reimbursement				Ratios to Average Net Assets After Reimbursement(c)
Ending Net Assets (000)	Expenses		Net Invest- ment Income (Loss)		Expenses		Net Invest- ment Income (Loss)		Portfolio Turnover Rate

$251	6.46	%*	(4.04	)%*	.73	%*	1.69	%*	43%
219	3.07		(1.07)		.74		1.26		52
231	1.52		1.36		.75		2.13		33
218	1.25	*	1.26	*	.74	*	1.77	*	21

416	7.22	*	(4.80	)*	1.48	*	.94	*	43
328	3.79		(1.79)		1.49		.51		52
358	2.31		.63		1.50		1.44		33
217	2.00	*	.51	*	1.49	*	1.02	*	21

2,228	6.17	*	(3.74	)*	.48	*	1.94	*	43
2,594	1.97		.10		.49		1.58		52
9,593	1.23		1.65		.50		2.38		33
30,868	.74	*	1.75	*	.49	*	2.01	*	21

(a)	Per share Net Investment Income is calculated using the average daily shares method.
(b)	Total return is the combination of changes in net asset value without any sales charge, reinvested dividend income at net asset value and reinvested capital gains distributions at net asset value, if any. Total returns are not annualized.
(c)	After expense reimbursement from the Adviser, where applicable. Ratios do not reflect the effect of custodian fee credits earned on the Fund’s net cash on deposit with the custodian bank, where applicable.
(d)	For the period December 3, 2007 (commencement of operations) through June 30, 2008.
(e)	For the six months ended December 31, 2010.
(f)	Effective May 1, 2008, Class R Shares were renamed Class I Shares.
*	Annualized.

See accompanying notes to financial statements.

Nuveen Investments	51

Financial Highlights (Unaudited) (continued)

Selected data for a share outstanding throughout each period:
Class (Commencement Date)
		Investment Operations			Less Distributions

ENHANCED MID-CAP
Year Ended June 30,	Beginning Net Asset Value	Net Invest- ment Income(a)	Net Realized/ Unrealized Gain (Loss)	Total	Net Invest- ment Income	Capital Gains	Total	Ending Net Asset Value	Total Return(b)
Class A (12/07)
2011(e)	$14.25	$.13	$3.81	$3.94	$(.17)	$—	$(.17)	$18.02	27.67%
2010	11.65	.16	2.63	2.79	(.19)	—	(.19)	14.25	23.91
2009	18.59	.21	(6.96)	(6.75)	(.19)	—	(.19)	11.65	(36.27)
2008(d)	20.00	.15	(1.51)	(1.36)	(.05)	—	(.05)	18.59	(6.79)
Class C (12/07)
2011(e)	14.23	.06	3.81	3.87	(.05)	—	(.05)	18.05	27.22
2010	11.66	.05	2.62	2.67	(.10)	—	(.10)	14.23	22.88
2009	18.53	.11	(6.91)	(6.80)	(.07)	—	(.07)	11.66	(36.70)
2008(d)	20.00	.06	(1.50)	(1.44)	(.03)	—	(.03)	18.53	(7.20)
Class I (12/07)(f)
2011(e)	14.25	.15	3.82	3.97	(.21)	—	(.21)	18.01	27.87
2010	11.65	.19	2.63	2.82	(.22)	—	(.22)	14.25	24.16
2009	18.62	.24	(6.98)	(6.74)	(.23)	—	(.23)	11.65	(36.09)
2008(d)	20.00	.15	(1.48)	(1.33)	(.05)	—	(.05)	18.62	(6.67)

52	Nuveen Investments

Ratios/Supplemental Data
	Ratios to Average Net Assets Before Reimbursement				Ratios to Average Net Assets After Reimbursement(c)

Ending Net Assets (000)	Expenses		Net Invest- ment Income (Loss)		Expenses		Net Invest- ment Income (Loss)		Portfolio Turnover Rate

$700	5.69	%*	(3.37	)%*	.78	%*	1.53	%*	66%
571	6.13		(4.26)		.79		1.08		113
443	7.84		(5.39)		.80		1.65		76
697	3.81	*	(1.70	)*	.78	*	1.33	*	89

725	6.47	*	(4.14	)*	1.53	*	.80	*	66
551	6.88		(5.01)		1.54		.33		113
441	8.61		(6.16)		1.55		.90		76
695	4.56	*	(2.45	)*	1.53	*	.58	*	89

1,368	5.48	*	(3.17	)*	.53	*	1.78	*	66
1,175	5.88		(4.01)		.54		1.33		113
1,023	7.68		(5.24)		.55		1.90		76
1,625	3.52	*	(1.43	)*	.53	*	1.55	*	89

(a)	Per share Net Investment Income is calculated using the average daily shares method.
(b)	Total return is the combination of changes in net asset value without any sales charge, reinvested dividend income at net asset value and reinvested capital gains distributions at net asset value, if any. Total returns are not annualized.
(c)	After expense reimbursement from the Adviser, where applicable. Ratios do not reflect the effect of custodian fee credits earned on the Fund’s net cash on deposit with the custodian bank, where applicable.
(d)	For the period December 3, 2007 (commencement of operations) through June 30, 2008.
(e)	For the six months ended December 31, 2010.
(f)	Effective May 1, 2008, Class R Shares were renamed Class I Shares.
*	Annualized.

See accompanying notes to financial statements.

Nuveen Investments	53

Notes to Financial Statements (Unaudited)

1. General Information and Significant Accounting Policies

General Information

The Nuveen Investment Trust (the “Trust”) is an open-end investment company registered under the Investment Company Act of 1940, as amended. The Trust is comprised of Nuveen Enhanced Core Equity Fund (“Enhanced Core Equity”) and Nuveen Enhanced Mid-Cap Fund (“Enhanced Mid-Cap”) (collectively, the “Funds”), among others. The Trust was organized as a Massachusetts business trust in 1996.

Enhanced Core Equity’s investment objective is to seek long-term capital appreciation. Under normal market conditions, the Fund primarily invests in equity securities of companies within the S&P 500 Index. The strength of fundamental characteristics of such companies, as well as recent stock performance, are evaluated and measured to assign a weight to each stock to construct a portfolio that is based on these fundamental factors, recent stock price performance and how these factors are correlated. While the Fund will contain many of the names within the S&P 500 Index, the relative weights assigned to each name will differ from the weights in the S&P 500 Index. The process seeks to maximize return while maintaining overall risk in the targeted range.

Enhanced Mid-Cap’s investment objective is to seek long-term capital appreciation. Under normal market conditions, the Fund primarily invests in equity securities of companies within the Russell Midcap Index. The Fund will not be forced to sell a stock because it has exceeded or fallen below the current market capitalization range. The strength of fundamental characteristics of such companies, as well as recent stock performance, are evaluated and measured to assign a weight to each stock to construct a portfolio that is based on these fundamental factors, recent stock price performance and how these factors are correlated. While the Fund will contain many of the names within the Russell Midcap Index, the relative weights assigned to each name will differ from the weights in the Russell Midcap Index. The process seeks to maximize return while maintaining overall risk in the targeted range.

Effective January 1, 2011, Nuveen Asset Management (“the Adviser”), a wholly-owned subsidiary of Nuveen Investments, Inc. (“Nuveen”) has changed its name to Nuveen Fund Advisors, Inc.

The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements in accordance with accounting principles generally accepted in the United States (“U.S. GAAP”).

Significant Accounting Policies

Investment Valuation

Common stocks and other equity-type securities are valued at the last sales price on the securities exchange on which such securities are primarily traded and are generally classified as Level 1. Securities primarily traded on the NASDAQ National Market (“NASDAQ”) are valued, except as indicated below, at the NASDAQ Official Closing Price and are generally classified as Level 1. However, securities traded on a securities exchange or NASDAQ for which there were no transactions on a given day or securities not listed on a securities exchange or NASDAQ are valued at the mean between the quoted bid and ask prices and are generally classified as Level 1. Investments in investment companies are valued at their respective net asset values on the valuation date. These investment vehicles are generally classified as level 1.

Repurchase agreements are valued at contract amount plus accrued interest, which approximates market value. These securities are generally classified as Level 2.

Certain securities may not be able to be priced by the pre-established pricing methods as described above. Such securities may be valued by the Funds’ Board of Trustees or its designee at fair value. These securities generally include, but are not limited to, restricted securities (securities which may not be publicly sold without registration under the Securities Act of 1933, as amended) for which a pricing service is unable to provide a market price; securities whose trading has been formally suspended; debt securities that have gone into default and for which there is no current market quotation; a security whose market price is not available from a pre-established pricing source; a security with respect to which an event has occurred that is likely to materially affect the value of the security after the market has closed but before the calculation of a Fund’s net asset value (as may be the case in non-U.S. markets on which the security is primarily traded) or make it difficult or impossible to obtain a reliable market quotation; and a security whose price, as provided by the pricing service, is not deemed to reflect the security’s fair value. As a general principle, the fair value of a security would appear to be the amount that the owner might reasonably expect to receive for it in a current sale. A variety of factors may be considered in determining the fair value of such securities, which may include consideration of the following: yields or prices of investments of comparable quality, type of issue, coupon, maturity and rating, market quotes or indications of value from security dealers, evaluations of anticipated cash flows or collateral, general market conditions and other information and analysis, including the obligor’s credit characteristics considered relevant. These securities are generally classified as Level 2 or Level 3 depending on the priority of the significant inputs. Regardless of the method employed to value a particular security, all valuations are subject to review by the Funds’ Board of Trustees or its designee.

Refer to Footnote 2 – Fair Value Measurements for further details on the leveling of securities held by the Funds as of the end of the reporting period.

Investment Transactions

Investment transactions are recorded on a trade date basis. Realized gains and losses from investment transactions are determined on the specific identification method, which is the same basis used for federal income tax purposes.

54	Nuveen Investments

Investment Income

Dividend income is recorded on the ex-dividend date or, for foreign securities, when information is available. Interest income is recorded on an accrual basis.

Income Taxes

Each Fund is a separate taxpayer for federal income tax purposes. Each Fund intends to distribute substantially all of its net investment income and net capital gains to shareholders and to otherwise comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies. Therefore, no federal income tax provision is required.

For all open tax years and all major taxing jurisdictions, management of the Funds has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. Open tax years are those that are open for examination by taxing authorities (i.e., generally the last four tax year ends and the interim tax period since then). Furthermore, management of the Funds is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Dividends and Distributions to Shareholders

Dividends from net investment income and net realized capital gains from investment transactions, if any, are declared and distributed to shareholders at least annually. Furthermore, capital gains are distributed only to the extent they exceed available capital loss carryforwards.

Distributions to shareholders are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP.

Flexible Sales Charge Program

Class A Shares are generally sold with an up-front sales charge and incur a .25% annual 12b-1 service fee. Class A Share purchases of $1 million or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge (“CDSC”) if redeemed within twelve months of purchase. Class C Shares are sold without an up-front sales charge but incur a .75% annual 12b-1 distribution fee and a .25% annual 12b-1 service fee. Class C Shares are subject to a CDSC of 1% if redeemed within one year of purchase. Class I Shares are not subject to any sales charge or 12b-1 distribution or service fees.

Derivative Financial Instruments

Each Fund is authorized to invest in certain derivative instruments, including futures, options and swap contracts. Although the Funds are authorized to invest in such derivative instruments, and may do so in the future, they did not make any such investments during the six months ended December 31, 2010.

Repurchase Agreements

In connection with transactions in repurchase agreements, it is each Fund’s policy that its custodian take possession of the underlying collateral securities, the fair value of which exceeds the principal amount of the repurchase transaction, including accrued interest, at all times. If the counterparty defaults, and the fair value of the collateral declines, realization of the collateral may be delayed or limited.

Redemptions In-Kind

In certain circumstances, a Fund may distribute portfolio securities rather than cash as payment for redemption of Fund shares (redemptions in-kind ). For financial reporting purposes, the Fund recognizes a gain on the redemptions in-kind to the extent the value of the distributed securities on the date of redemption exceeds the cost of those securities; the Fund recognizes a loss if cost exceeds value. Gains and losses realized on the redemptions in-kind are not recognized for tax purposes, and are reclassified from undistributed realized gain or loss to paid-in capital. During the six months ended December 31, 2010, and the fiscal year ended June 30, 2010, Enhanced Core Equity realized a net gain (loss) of $0 and $1,445,040 on redemptions in-kind, respectively. There were no redemptions in-kind for Enhanced Mid-Cap during the six months ended December 31, 2010, or the fiscal year ended June 30, 2010.

Multiclass Operations and Allocations

Income and expenses of the Funds that are not directly attributable to a specific class of shares are prorated among the classes based on the relative net assets of each class. Expenses directly attributable to a class of shares, which presently only include 12b-1 distribution and service fees, are recorded to the specific class.

Realized and unrealized capital gains and losses of the Funds are prorated among the classes based on the relative net assets of each class.

Custodian Fee Credit

Each Fund has an arrangement with the custodian bank whereby certain custodian fees and expenses are reduced by net credits earned on each Fund’s cash on deposit with the bank. Such deposit arrangements are an alternative to overnight investments. Credits for cash balances may be offset by charges for any days on which a Fund overdraws its account at the custodian bank.

Indemnifications

Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, in the normal course of business, the Trust enters into contracts that provide

Nuveen Investments	55

Notes to Financial Statements (continued)

general indemnifications to other parties. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. However, the Trust has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

Use of Estimates

The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results may differ from those estimates.

2. Fair Value Measurements

In determining the fair value of each Fund’s investments, various inputs are used. These inputs are summarized in the three broad levels listed below:

Level 1 –	Quoted prices in active markets for identical securities.
Level 2 –	Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3 –	Significant unobservable inputs (including management’s assumptions in determining the fair value of investments).

The inputs or methodologies used for valuing securities are not an indication of the risk associated with investing in those securities. The following is a summary of each Fund’s fair value measurements as of December 31, 2010:

Enhanced Core Equity	Level 1	Level 2	Level 3	Total
Investments:
Common Stocks	$2,744,922	$—	$—	$2,744,922
Investment Companies	138,352	—	—	138,352
Total	$2,883,274	—	—	$2,883,274

Enhanced Mid-Cap	Level 1	Level 2	Level 3	Total
Investments:
Common Stocks	$2,744,972	$—	$—	$2,744,972
Investment Companies	61,050	—	—	61,050
Total	$2,806,022	$—	$—	$2,806,022

During the period ended December 31, 2010, the Funds recognized no significant transfers to/from Level 1, Level 2 or Level 3.

3. Derivative Instruments and Hedging Activities

The Funds record derivative instruments at fair value, with changes in fair value recognized on the Statement of Operations, when applicable. Even though the Funds’ investments in derivatives may represent economic hedges, they are not considered to be hedge transactions for financial reporting purposes. The Funds did not invest in derivative instruments during the six months ended December 31, 2010.

4. Fund Shares

Transactions in Fund shares were as follows:

	Enhanced Core Equity
	Six Months Ended 12/31/10		Year Ended 6/30/10
	Shares	Amount	Shares	Amount
Shares sold:
Class A	753	$12,435	12,188	$177,255
Class C	2,015	29,353	215	3,111
Class I	371	5,563	160,311	1,966,670
Shares issued to shareholders due to reinvestment of distributions:
Class A	31	501	68	1,006
Class C	121	1,978	339	5,036
Class I	1,110	18,190	592	8,792
	4,401	68,020	173,713	2,161,870
Shares redeemed:
Class A	(1,441)	(21,577)	(14,815)	(213,687)
Class C	(852)	(12,561)	(5,299)	(81,970)
Class I	(55,164)	(802,564)	(29,670)	(451,340)
Class I – Redemptions in-kind	—	—	(713,194)	(10,291,391)
	(57,457)	(836,702)	(762,978)	(11,038,388)
Net increase (decrease)	(53,056)	$(768,682)	(589,265)	$(8,876,518)

56	Nuveen Investments

	Enhanced Mid-Cap
	Six Months Ended 12/31/10		Year Ended 6/30/10
	Shares	Amount	Shares	Amount
Shares sold:
Class A	330	$5,508	2,576	$40,146
Class C	3,071	49,044	1,223	18,502
Class I	117	1,872	772	11,608
Shares issued to shareholders due to reinvestment of distributions:
Class A	12	226	7	106
Class C	3	54	—	—
Class I	13	227	148	2,188
	3,546	56,931	4,726	72,550
Shares redeemed:
Class A	(1,590)	(23,972)	(560)	(8,994)
Class C	(1,661)	(26,682)	(315)	(4,568)
Class I	(6,591)	(106,561)	(6,279)	(100,015)
	(9,842)	(157,215)	(7,154)	(113,577)
Net increase (decrease)	(6,296)	$(100,284)	(2,428)	$(41,027)

5. Investment Transactions

Purchases and sales (excluding short-term investments) during the six months ended December 31, 2010, were as follows:

	Enhanced Core Equity	Enhanced Mid-Cap
Purchases	$1,042,422	$1,461,696
Sales	1,901,468	1,565,321

6. Income Tax Information

The following information is presented on an income tax basis. Differences between amounts for financial statement and federal income tax purposes are primarily due to timing differences in recognizing certain gains and losses on investment transactions. To the extent that differences arise that are permanent in nature, such amounts are reclassified within the capital accounts as detailed below. Temporary differences do not require reclassification. Temporary and permanent differences do not impact the net asset values of the Funds.

At December 31, 2010, the cost and unrealized appreciation (depreciation) of investments, as determined on a federal income tax basis, were as follows:

	Enhanced Core Equity	Enhanced Mid-Cap
Cost of investments	$2,527,948	$2,159,142
Gross unrealized:
Appreciation	$418,736	$654,272
Depreciation	(63,410)	(7,392)
Net unrealized appreciation (depreciation) of investments	$355,326	$646,880

Permanent differences, primarily due to federal taxes paid, limitations of capital losses, redemptions in-kind and distribution character reclassifications, resulted in reclassifications among the Funds’ components of net assets at June 30, 2010, the Funds’ last tax year-end, as follows:

	Enhanced Core Equity	Enhanced Mid-Cap
Capital paid-in	$(2,253,782)	$(133)
Undistributed (Over-distribution of) net investment income	(11)	(3)
Accumulated net realized gain (loss)	2,253,793	136

The tax components of undistributed net ordinary income and net long-term capital gains at June 30, 2010, the Funds’ last tax year end, were as follows:

	Enhanced Core Equity	Enhanced Mid-Cap
Undistributed net ordinary income*	$57,482	$15,172
Undistributed net long-term capital gains	—	—
*	Net ordinary income consists of net taxable income derived from dividends, interest, and net short-term capital gains, if any.

Nuveen Investments	57

Notes to Financial Statements (Unaudited) (continued)

The tax character of distributions paid during the Funds’ last tax year ended June 30, 2010, was designated for purposes of the dividends paid deduction as follows:

	Enhanced Core Equity	Enhanced Mid-Cap
Distributions from net ordinary income*	$420,806	$29,997
Distributions from net long-term capital gains	—	—
*	Net ordinary income consists of net taxable income derived from dividends, interest and net short-term capital gains, if any.

At June 30, 2010, the Funds’ last tax year end, the Funds had unused capital loss carryforwards available for federal income tax purposes to be applied against future capital gains, if any. If not applied, the carryforwards will expire as follows:

	Enhanced Core Equity	Enhanced Mid-Cap
Expiration:
June 30, 2017	$—	$289,649
June 30, 2018	1,140,956	874,864
Total	$1,140,956	$1,164,513

Enhanced Core Equity’s capital loss carryforward at June 30, 2010, the Fund’s last tax year end, is subject to an annual limitation under the Internal Revenue Code and related regulations.

7. Management Fees and Other Transactions with Affiliates

Each Fund’s management fee consists of two components – a fund-level fee, based only on the amount of assets within the Fund, and a complex-level fee, based on the aggregate amount of all eligible fund assets managed by the Adviser. This pricing structure enables Fund shareholders to benefit from growth in the assets within their Fund as well as from growth in the amount of complex-wide assets managed by the Adviser.

The annual fund-level fee for each Fund, payable monthly, is calculated according to the following schedule:

Average Daily Net Assets	Enhanced Core Equity Fund-Level Fee Rate	Enhanced Mid-Cap Fund-Level Fee Rate
For the first $125 million	.3000%	.3500%
For the next $125 million	.2875	.3375
For the next $250 million	.2750	.3250
For the next $500 million	.2625	.3125
For the next $1 billion	.2500	.3000
For net assets over $2 billion	.2250	.2750

The annual complex-level fee for each Fund, payable monthly, is calculated according to the following schedule:

Complex-Level Managed Asset Breakpoint Level*	Effective Rate at Breakpoint Level
$55 billion	.2000%
$56 billion	.1996
$57 billion	.1989
$60 billion	.1961
$63 billion	.1931
$66 billion	.1900
$71 billion	.1851
$76 billion	.1806
$80 billion	.1773
$91 billion	.1691
$125 billion	.1599
$200 billion	.1505
$250 billion	.1469
$300 billion	.1445
*	The complex-level fee is calculated based upon the aggregate daily managed assets of all Nuveen Funds that constitute “eligible assets”. Eligible assets do not include assets attributable to investments in other Nuveen Funds and assets in excess of $2 billion added to the Nuveen Fund complex in connection with the Adviser’s assumption of the management of the former First American Funds effective January 1, 2011. Managed assets include closed-end fund assets managed by the Adviser that are attributable to financial leverage. For these purposes, financial leverage includes the close-end funds’ use of preferred stock and borrowings and certain investments in the residual interest certificates (also called inverse floating rate securities) in tender option bond (TOB) trusts, including the portion of assets held by a TOB trust that has been effectively financed by the trust’s issuance of floating rate securities, subject to an agreement by the Adviser as to certain funds to limit the amount of such assets for determining managed assets in certain circumstances. As of December 31, 2010, the complex-level fee rate was .1831%.

58	Nuveen Investments

The management fee compensates the Adviser for the overall investment advisory and administrative services and general office facilities it provides for the Funds. The Adviser has entered into a Sub-Advisory Agreement with Nuveen HydePark Group, LLC (“HydePark”), a subsidiary of Nuveen, under which HydePark manages the investment portfolios of the Funds. HydePark is compensated for its sub-advisory services to the Funds from the management fees paid to the Adviser.

The Adviser has agreed to waive fees and reimburse expenses of Enhanced Core Equity and Enhanced Mid-Cap through October 31, 2011, so that total annual Fund operating expenses (excluding 12b-1 distribution and service fees, interest expenses, taxes, fees incurred in acquiring and disposing of portfolio securities and extraordinary expenses) do not exceed .50% and .55% of the average daily net assets, for each share class of Enhanced Core Equity and Enhanced Mid-Cap, respectively, and from exceeding 1.00% and 1.05%, respectively, after October 31, 2011. The Adviser may also voluntarily reimburse additional expenses from time to time in either of the Funds. Voluntary reimbursements may be terminated at any time at the Adviser’s discretion.

The Trust pays no compensation directly to those of its trustees who are affiliated with the Adviser or to its officers, all of whom receive remuneration for their services to the Trust from the Adviser or its affiliates. The Board of Trustees has adopted a deferred compensation plan for independent trustees that enables trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from certain Nuveen advised funds. Under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of select Nuveen advised funds.

During the six months ended December 31, 2010, Nuveen Investments, LLC (the “Distributor”), a wholly-owned subsidiary of Nuveen, compensated financial intermediaries directly with commission advances at the time of purchase as follows:

	Enhanced Core Equity	Enhanced Mid-Cap
Commission advances	$218	$30

To compensate for commissions advanced to financial intermediaries, all 12b-1 service and distribution fees collected on Class C Shares during the first year following a purchase are retained by the Distributor. During the six months ended December 31, 2010, the Distributor retained such 12b-1 fees as follows:

	Enhanced Core Equity	Enhanced Mid-Cap
12b-1 fees retained	$1,063	$3,124

The remaining 12b-1 fees charged to the Funds were paid to compensate financial intermediaries for providing services to shareholders relating to their investments.

The Distributor also collected and retained CDSC on share redemptions during the six months ended December 31, 2010, as follows:

	Enhanced Core Equity	Enhanced Mid-Cap
CDSC retained	$—	$—

At December 31, 2010, Nuveen owned 12,500, 12,500 and 24,954 shares of Class A, C and I, respectively, of Enhanced Core Equity and 37,500, 37,500 and 74,883 shares of Class A, C and I, respectively, of Enhanced Mid-Cap.

Nuveen Investments	59

Notes

60	Nuveen Investments

Notes

Nuveen Investments	61

Glossary of Terms Used in this Report

Average Annual Total Return: This is a commonly used method to express an investment’s performance over a particular, usually multi-year time period. It expresses the return that would have been necessary each year to equal the investment’s actual cumulative performance (including change in NAV or offer price and reinvested dividends and capital gains distributions, if any) over the time period being considered.

Net Asset Value (NAV): A Fund’s NAV is the dollar value of one share in the Fund. It is calculated by subtracting the liabilities of the Fund from its total assets and then dividing the remainder by the number of shares outstanding. Fund NAVs are calculated at the end of each business day.

62	Nuveen Investments

Fund Information

Fund Manager

Nuveen Fund Advisors, Inc.

333 West Wacker Drive

Chicago, IL 60606

Sub-Adviser

Nuveen HydePark Group, LLC

333 West Wacker Drive

Chicago, IL 60606

Legal Counsel

Chapman and Cutler LLP

Chicago, IL

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

Chicago, IL

Custodian

State Street Bank & Trust Company

Boston, MA

Transfer Agent and Shareholder Services

Boston Financial

Data Services

Nuveen Investor Services

P.O. Box 8530

Boston, MA 02266-8530

(800) 257-8787

Quarterly Portfolio of Investments and Proxy Voting Information: You may obtain (i) each Fund’s quarterly portfolio of investments, (ii) information regarding how the Funds voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, and (iii) a description of the policies and procedures that the Funds used to determine how to vote proxies relating to portfolio securities without charge, upon request, by calling Nuveen Investments at (800) 257-8787 or on Nuveen’s website at www.nuveen.com.

You may also obtain this and other Fund information directly from the Securities and Exchange Commission (SEC). The SEC may charge a copying fee for this information. Visit the SEC on-line at http://www.sec.gov or in person at the SEC’s Public Reference Room in Washington, D.C. Call the SEC at (202) 942-8090 for room hours and operation. You may also request Fund information by sending an e-mail request to publicinfo@sec.gov or by writing to the SEC’s Public Reference Section at 100 F Street NE, Washington, D.C. 20549.

The Financial Industry Regulatory Authority (FINRA) provides a Public Disclosure Program which supplies certain information regarding the disciplinary history of FINRA members and their associated persons in response to either telephone inquiries at (800) 289-9999 or written inquiries at www.finra.org. FINRA also provides an investor brochure that includes information describing the Public Disclosure Program.

Nuveen Investments	63

Nuveen Investments:

Serving Investors for Generations

Since 1898, financial advisors and their clients have relied on Nuveen Investments to provide dependable investment solutions through continued adherence to proven, long-term investing principles. Today, we offer a range of high quality equity and fixed-income solutions designed to be integral components of a well-diversified core portfolio.

Focused on meeting investor needs.

Nuveen Investments is a global investment management firm that seeks to help secure the long-term goals of institutions and high net worth investors as well as the consultants and financial advisors who serve them. We market our growing range of specialized investment solutions under the high-quality brands of HydePark, NWQ, Nuveen Asset Management, Santa Barbara, Symphony, Tradewinds and Winslow Capital. In total, Nuveen Investments managed approximately $195 billion of assets as of December 31, 2010.

Find out how we can help you.

To learn more about how the products and services of Nuveen Investments may be able to help you meet your financial goals, talk to your financial advisor, or call us at (800) 257-8787. Please read the information provided carefully before you invest. Investors should consider the investment objective and policies, risk considerations, charges and expenses of any investment carefully. Where applicable, be sure to obtain a prospectus, which contains this and other relevant information. To obtain a prospectus, please contact your securities representative or Nuveen Investments, 333 W. Wacker Dr., Chicago, IL 60606. Please read the prospectus carefully before you invest or send money.

Learn more about Nuveen Funds at: www.nuveen.com/mf

Nuveen makes things e-simple.

It only takes a minute to sign up for e-Reports. Once enrolled, you’ll receive an e-mail as soon as your Nuveen Fund information is ready — no more waiting for delivery by regular mail. Just click on the link within the e-mail to see the report and save it on your computer if you wish.

Free e-Reports right to your e-mail!

www.investordelivery.com

If you receive your Nuveen Fund distributions and statements from your financial advisor or brokerage account.

OR

www.nuveen.com/accountaccess

If you receive your Nuveen Fund distributions and statements directly from Nuveen.

Distributed by Nuveen Investments, LLC 333 West Wacker Drive Chicago, IL 60606 www.nuveen.com

MSA-ENHCM-1210P

Mutual Funds

Nuveen Equity Funds

Designed to provide capital appreciation and to enhance the risk/return profile of the domestic equity portion of the Nuveen Asset Allocation Funds.

Semi-Annual Report

December 31, 2010

Nuveen U.S. Equity Completeness Fund

INVESTMENT ADVISER NAME CHANGE

Effective January 1, 2011, Nuveen Asset Management, the Fund’s investment adviser, changed its name to Nuveen Fund Advisors, Inc. (“Nuveen Fund Advisors”). Concurrently, Nuveen Fund Advisors formed a wholly-owned subsidiary, Nuveen Asset Management, LLC, to house its portfolio management capabilities.

NUVEEN INVESTMENTS COMPLETES STRATEGIC COMBINATION WITH FAF ADVISORS

On December 31, 2010, Nuveen Investments completed the strategic combination between Nuveen Asset Management, LLC, the largest investment affiliate of Nuveen Investments, and FAF Advisors. As part of this transaction, U.S. Bancorp – the parent of FAF Advisors – received cash consideration and a 9.5% stake in Nuveen Investments in exchange for the long term investment business of FAF Advisors, including investment-management responsibilities for the non-money market mutual funds of the First American Funds family.

The approximately $27 billion of mutual fund and institutional assets managed by FAF Advisors, along with the investment professionals managing these assets and other key personnel, have become part of Nuveen Asset Management, LLC. With these additions to Nuveen Asset Management, LLC, this affiliate now manages more than $100 billion of assets across a broad range of strategies from municipal and taxable fixed income to traditional and specialized equity investments.

This combination does not affect the investment objectives or strategies of this Fund. Over time, Nuveen Investments expects that the combination will provide even more ways to meet the needs of investors who work with financial advisors and consultants by enhancing the multi-boutique model of Nuveen Investments, which also includes highly respected investment teams at HydePark, NWQ Investment Management, Santa Barbara Asset Management, Symphony Asset Management, Tradewinds Global Investors and Winslow Capital. Nuveen Investments managed approximately $195 billion of assets as of December 31, 2010.

Must be preceded by or accompanied by a prospectus.	NOT FDIC INSURED	MAY LOSE VALUE	NO BANK GUARANTEE

Chairman’s

Letter to Shareholders

Dear Shareholders,

The global economy recorded another year of recovery from the financial and economic crises of 2008, but many of the factors that caused the crises still weigh on the prospects for continued recovery. In the U.S., ongoing weakness in housing values is putting pressure on homeowners and mortgage lenders. Similarly, the strong earnings recovery for corporations and banks has not been translated into increased hiring or more active lending. In addition, media and analyst reports on the fiscal conditions of various state and local entities have raised concerns with some investors. Globally, deleveraging by private and public borrowers is inhibiting economic growth and this process is far from complete.

Encouragingly, a variety of constructive actions are being taken by governments around the world to stimulate further recovery. In the U.S., the recent passage of a stimulatory tax bill relieves some of the pressure on the Federal Reserve System to promote economic expansion through quantitative easing and offers the promise of faster economic growth. A number of European governments are undertaking programs that could significantly reduce their budget deficits. Governments across the emerging markets are implementing various steps to deal with global capital flows without undermining international trade and investment.

The success of these government actions could have an important impact on whether 2011 brings further economic recovery and financial market progress. One risk associated with the extraordinary efforts to strengthen U.S. economic growth is that the debt of the U.S. government will continue to grow to unprecedented levels. Another risk is that over time there could be upward pressures on asset values in the U.S. and abroad, because what happens in the U.S. impacts the rest of the world economy. We must hope that the progress made on the fiscal front in 2010 will continue into 2011. In this environment, your Nuveen investment team continues to seek sustainable investment opportunities and to remain alert to potential risks in a recovery still facing many headwinds. On your behalf, we monitor their activities to assure they maintain their investment disciplines.

As you will note elsewhere in this report, on January 1, 2011, Nuveen Investments completed the acquisition of FAF Advisors, Inc., the manager of the First American Funds. The acquisition adds highly respected and distinct investment teams to meet the needs of investors and their advisors and is designed to benefit all fund shareholders by creating a fund organization with the potential for further economies of scale and the ability to draw from even greater talent and expertise to meet these investor needs.

As always, I encourage you to contact your financial consultant if you have any questions about your investment in a Nuveen fund. On behalf of the other members of your Fund Board, we look forward to continuing to earn your trust in the months and years ahead.

Sincerely,

Robert P. Bremner

Chairman of the Board and Lead Independent Director

February 22, 2011

4	Nuveen Investments

Portfolio Managers’ Comments

Certain statements in this report are forward-looking statements. Discussions of specific investments are for illustration only and are not intended as recommendations of individual investments. The forward-looking statements and other views expressed herein are those of the portfolio managers as of the date of this report. Actual future results or occurrences may differ significantly from those anticipated in any forward-looking statements and the views expressed herein are subject to change at any time, due to numerous market and other factors. The Funds disclaim any obligation to update publicly or revise any forward-looking statements or views expressed herein.

The Nuveen U.S. Equity Completeness Fund features management by Nuveen HydePark Group, LLC, an affiliate of Nuveen Investments, Inc. The Fund was co-managed by John Gambla, CFA, and Rob Guttschow, CFA during this reporting period. In January 2011, Keith B. Hembre and Walter A. French were appointed portfolio managers of the Fund. We recently spoke with the management team about their key investment strategies and the performance of the Fund for the six-month period ended December 31, 2010.

How did the Fund perform during the six months ended December 31, 2010?

The table on page seven provides performance information for the Fund for the six-month period ended December 31, 2010. The table also compares the Fund’s performance to a general market index.

What is the Fund’s investment strategy?

The Nuveen U.S. Equity Completeness Fund is designed to serve as an investment option for the Nuveen Asset Allocation portfolios, helping them to offset or correct the style risk that may exist between those Funds’ U.S. equity benchmark and the benchmarks of the Funds’ underlying equity managers.

The proprietary, risk-controlled HydePark wealth creation model was used to manage the Fund during this period, and has been used since the inception of the Fund. This model utilizes both fundamental and momentum-related criteria to create a portfolio designed to maximize the reward-to-risk ratio of the Fund’s holdings.

Our investment process is a combination of traditional fundamental security valuation and quantitative risk-control techniques. The philosophy that underlies our value-added process is that a stock’s price must follow the wealth creation fundamentals of the company. A stock’s weight in the portfolio is directly related to its wealth creation fundamentals. Our process has five “wealth creation” factors. Four are fundamentally oriented — two are traditional measures of revenues versus excess of expenses (specifically, earnings and cash flow), and two are traditional measures of the uses for those monies (book value and dividends). The fifth factor is a proprietary measure of stock price momentum. Importantly, the process also considers a stock’s liquidity. Due to the quantitative, model-driven process, top-down macroeconomic “themes” do not influence the model or how we select stocks for the Fund.

The model evaluates all the securities contained in the benchmark portfolio (Russell 3000 Index) for possible inclusion in the Fund’s portfolio. The process will not consider a stock for possible inclusion if it is not contained in the Russell 3000 Index.

Nuveen Investments	5

This process produces what HydePark believes is a well-diversified, efficient portfolio that attempts to perform within a specific, narrow tracking range (the degree of difference) versus the stated benchmark. The Fund’s portfolio typically contains a large number of holdings, with each relative weighting reflecting the five-dimensional view of that stock’s wealth creation characteristics. The portfolio is monitored daily with rebalances occurring quarterly.

How did this strategy influence performance?

The Nuveen U.S. Equity Completeness Fund underperformed the Russell 3000 Index during the reporting period.

The quantitative, risk-controlled process described above should, under normal circumstances, cause the Fund to track its benchmark portfolio closely, with value-added potential coming from our relative overweight / underweight of each stock versus the Index. We attempt to express an overweight / underweight opinion on every stock in the benchmark based on our analysis of its five wealth creation factors.

The sum of the Fund’s individual security overweight / underweight versus the index is, by definition, equal to zero; however, the HydePark process does not constrain the portfolio to be industry or sector neutral relative to the benchmark. As a result, the Fund will sometimes overweight a sector because the stocks in that sector had what we judged to be attractive wealth creation fundamentals versus the benchmark. Performance for the portfolio can then be viewed in two parts: return attributable to the Fund’s sector weightings and return attributable to the performance of individual stocks within each sector.

On average, during the reporting period, the Fund was overweighted in consumer discretionary, financials, and telecommunication services and underweighted energy, consumer staples, health care, and information technology. The largest single sector overweight was in consumer discretionary, where the Fund was, on average, 2.22% overweight versus the index. The largest single underweight was, on average, in information technology, where the Fund was 6.00% underweight versus the index. Overall, sector weightings were a negative to the Fund’s relative performance versus the index.

Performance attributable to the individual stock holdings within each sector was a positive for the Fund during the reporting period, with the stock picks within the information technology sector having the largest positive impact. The holdings within the health care and utility sectors were also a positive for the Fund. Holdings within the financials and consumer staples resulted in negative relative performance for the Fund.

6	Nuveen Investments

*	The inception date for the fund is 7/1/08.

1	The Russell 3000 Index measures the performance of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the investable U.S. equity market. The index returns assume reinvestment of dividends and do not reflect any applicable sales charges. You cannot invest directly in an index.

Class I Shares – Average Annual Total Returns as of 12/31/10

	Cumulative	Average Annual
	6-Month	1-Year	Since Inception*
Nuveen U.S. Equity Completeness Fund I Shares	23.63%	16.06%	-0.21%
Russell 3000 Index[1]	24.46%	16.93%	2.27%

Six-month returns are cumulative; all other returns are annualized.

Returns quoted represent past performance which is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment returns and principal value will fluctuate so that when shares are redeemed, they may be worth more or less than their original cost. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of shares. Returns may reflect a contractual agreement between the Fund and the investment adviser to waive certain fees and expenses; see Notes to Financial Statements, Footnote 7 — Management Fees and Other Transactions with Affiliates for more information. In addition, returns may reflect a voluntary expense limitation by the Fund’s investment adviser that may be modified or discontinued at any time without notice. For the most recent month-end performance visit www.nuveen.com or call (800) 257-8787.

Please see each Fund’s Spotlight Page later in this report for more complete performance data and expense ratios.

Nuveen Investments	7

Fund Spotlight as of 12/31/10Nuveen U.S. Equity Completeness Fund

Quick Facts

Net Asset Value (NAV)	$19.31
Latest Ordinary Income Distribution[1]	$0.1996
Inception Date	7/01/08

Returns quoted represent past performance which is no guarantee of future results. Investment returns and principal value will fluctuate so that when shares are redeemed, they may be worth more or less than their original cost. Current performance may be higher or lower than the performance shown. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of shares.

Fund returns assume reinvestment of dividends and capital gains. Shares have no sales charge and may only be purchased by the Nuveen Allocation Funds. Returns may reflect an expense limitation by the Fund’s investment adviser.

Average Annual Total Returns as of 12/31/10

NAV
1-Year	16.06%
Since Inception	-0.21%

Top Five Common Stock Holdings[3]
AT&T Inc.	1.7%
Chevron Corporation	1.7%
General Electric Company	1.4%
Procter & Gamble Company	1.4%
Verizon Communications Inc.	1.2%

Portfolio Allocation2

Portfolio Statistics
Net Assets ($000)	$6,287
Number of Common Stocks	1,444

Expense Ratios

	Gross Expense Ratio	Net Expense Ratio
	3.20%	.79%

The expense ratios shown factor in Total Annual Fund Operating Expenses including management fees and other fees and expenses. The Net Expense Ratio reflects a contractual commitment by the Fund’s investment adviser to waive fees and reimburse certain expenses through October 31, 2011. The expense ratios are those shown in the most recent Fund prospectus.

Refer to Glossary of Terms used in this Report for further definition of the terms used within this Fund’s Spotlight page.

1	Paid December 31, 2010.

2	As a percentage of total investments as of December 31, 2010. Holdings are subject to change.

3	As a percentage of total common stocks as of December 31, 2010. Holdings are subject to change.

8	Nuveen Investments

Fund Spotlight (continued) as of 12/31/10 Nuveen U.S. Equity Completeness Fund

Portfolio Composition[1]
Oil, Gas & Consumable Fuels	7.9%
Insurance	5.3%
Media	4.3%
Diversified Telecommunication Services	3.7%
Pharmaceuticals	3.7%
Real Estate	3.6%
Commercial Banks	3.5%
Semiconductors & Equipment	2.8%
Software	2.7%
Machinery	2.7%
Health Care Providers & Services	2.6%
Chemicals	2.5%
Specialty Retail	2.4%
Electric Utilities	2.3%
Capital Markets	2.2%
Multi-Utilities	2.2%
Aerospace & Defense	2.0%
Food Products	2.0%
IT Services	1.9%
Computers & Peripherals	1.8%
Hotels, Restaurants & Leisure	1.8%
Diversified Financial Services	1.8%
Industrial Conglomerates	1.8%
Investment Companies	1.6%
Household Products	1.6%
Communications Equipment	1.5%
Health Care Equipment & Supplies	1.4%
Energy Equipment & Services	1.4%
Food & Staples Retailing	1.3%
Short-Term Investments	4.0%
Other	19.7%
1	As a percentage of total investments as of December 31, 2010. Holdings are subject to change.

Nuveen Investments	9

Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including up-front and back-end sales charges (loads) or redemption fees, where applicable; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees, where applicable; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example below is based on an investment of $1,000 invested at the beginning of the period and held for the period.

The information under “Actual Performance,” together with the amount you invested, allows you to estimate actual expenses incurred over the reporting period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60) and multiply the result by the cost shown for your share class, in the row entitled “Expenses Incurred During Period” to estimate the expenses incurred on your account during this period.

The information under “Hypothetical Performance,” provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expense you incurred for the period. You may use this information to compare the ongoing costs of investing in the Fund and other Funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

	Actual Performance	Hypothetical Performance (5% return before expenses)
Beginning Account Value (7/01/10)	$1,000.00	$1,000.00
Ending Account Value (12/31/10)	$1,236.30	$1,021.27
Expenses Incurred During Period	$4.40	$3.97

Expenses are equal to the Fund’s annualized net expense ratio of .78% multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

10	Nuveen Investments

Portfolio of Investments (Unaudited)

Nuveen U.S. Equity Completeness Fund

December 31, 2010

Shares	Description (1)	Value

	COMMON STOCKS – 94.8%

	Aerospace & Defense – 2.0%

70	AAR Corporation	$1,923

10	BE Aerospace Inc., (2)	370

200	Boeing Company	13,052

80	Ceradyne Inc.	2,522

50	Cubic Corporation	2,358

50	Digitalglobe Inc., (2)	1,586

120	General Dynamics Corporation	8,515

80	GeoEye, Inc., (2)	3,391

60	Goodrich Corporation	5,284

100	Herley Industries, Inc.	1,732

80	Hexcel Corporation, (2)	1,447

170	Honeywell International Inc.	9,037

50	ITT Industries, Inc.	2,606

90	Kratos Defence & Security Solutions Inc.	1,185

90	L-3 Communications Holdings, Inc.	6,344

30	Ladish Company, Inc.	1,458

120	Lockheed Martin Corporation	8,389

30	Moog Inc., Class A Shares, (2)	1,194

10	National Presto Industries Inc.	1,300

140	Northrop Grumman Corporation	9,069

50	Precision Castparts Corporation	6,961

180	Raytheon Company	8,341

90	Rockwell Collins, Inc.	5,243

70	Spirit AeroSystems Holdings Inc., (2)	1,457

20	Teledyne Technologies Inc., (2)	879

260	United Technologies Corporation	20,467
	Total Aerospace & Defense	126,110
	Air Freight & Logistics – 0.4%

130	Atlas Air Worldwide Holdings Inc.	7,258

20	C.H. Robinson Worldwide, Inc.	1,604

90	FedEx Corporation	8,371

90	Hub Group, Inc., (2)	3,163

100	United Parcel Service, Inc., Class B	7,258
	Total Air Freight & Logistics	27,654
	Airlines – 0.6%

20	Alaska Air Group, Inc., (2)	1,134

60	Copa Holdings S.A.	3,530

90	Delta Air Lines, Inc., (2)	1,134

1,040	JetBlue Airways Corporation	6,874

130	Republic Airways Holdings, Inc., (2)	952

50	Skywest Inc.	781

490	Southwest Airlines Co.	6,360

530	United Continental Holdings Inc.	12,625

120	US Airways Group Inc., (2)	1,201
	Total Airlines	34,591

Nuveen Investments	11

Portfolio of Investments (Unaudited)

Nuveen U.S. Equity Completeness Fund (continued)

December 31, 2010

Shares	Description (1)	Value
	Auto Components – 0.6%

360	Dana Holding Corporation, (2)	$6,196

70	Dorman Products, Inc.	2,537

140	Exide Technologies	1,317

60	Fuel Systems Solutions, Inc.	1,763

190	Johnson Controls, Inc.	7,258

130	Tenneco Inc.	5,351

260	TRW Automotive Holdings Corporation, (2)	13,702
	Total Auto Components	38,124
	Automobiles – 0.8%

2,880	Ford Motor Company, (2)	48,355

80	Winnebago Industries Inc.	1,216
	Total Automobiles	49,571
	Beverages – 0.8%

30	Boston Beer Company	2,853

60	Coca-Cola Enterprises Inc.	1,502

10	Coca-Cola Bottling Company Consolidated	556

270	Coca-Cola Company	17,758

130	Dr. Pepper Snapple Group	4,571

50	Molson Coors Brewing Company, Class B	2,510

320	PepsiCo, Inc.	20,906
	Total Beverages	50,656
	Biotechnology – 1.3%

30	Acorda Therapeutics, Inc., (2)	818

100	Alkermes Inc., (2)	1,228

70	Alnylam Pharmaceuticals, Inc., (2)	690

240	Amgen Inc., (2)	13,176

10	Amylin Pharmaceuticals Inc., (2)	147

330	Ariad Pharmaceuticals, Inc.	1,683

250	ArQule Inc.	1,468

130	Biogen Idec Inc., (2)	8,717

100	BioMarin Pharmaceutical Inc., (2)	2,693

40	Celgene Corporation, (2)	2,366

40	Cephalon, Inc., (2)	2,469

120	Cepheid, Inc., (2)	2,730

210	Cubist Pharmaceuticals Inc., (2)	4,494

100	Emergent BioSolutions, Inc., (2)	2,346

80	Genzyme Corporation, (2)	5,696

50	Gilead Sciences, Inc., (2)	1,812

150	Halozyme Therapeutics, Inc.	1,188

20	Human Genome Sciences, Inc., (2)	478

250	Immunogen, Inc., (2)	2,315

220	Immunomedics, Inc.	788

70	Incyte Pharmaceuticals Inc., (2)	1,159

140	ISIS Pharmaceuticals, Inc., (2)	1,417

450	Keryx Biopharmaceuticals, Inc.	2,061

10	Martek Biosciences Corporation, (2)	313

12	Nuveen Investments

Shares	Description (1)	Value
	Biotechnology (continued)

10	Medivation, Inc.	$152

20	Metabolix, Inc.	243

140	Micromet, Inc.	1,137

90	Nabi Biopharmaceuticals, (2)	521

120	Novavax, Inc., (2)	292

110	NPS Pharmaceuticals, Inc.	869

40	Pharmasett Inc., (2)	1,736

110	Rigel Pharmaceuticals, Inc., (2)	828

170	Seattle Genetics, Inc., (2)	2,542

180	SIGA Technologies, Inc., (2)	2,520

40	Targacept, Inc.	1,060

150	Theravance Inc., (2)	3,761

30	Vanda Pharmaceuticals, Inc., (2)	284

260	ZIOPHARM Oncology, Inc.	1,212
	Total Biotechnology	79,409
	Building Products – 0.1%

50	Apogee Enterprises, Inc.	674

40	Gibraltar Industries Inc., (2)	543

40	Masco Corporation	506

90	Smith AO Corporation	3,427
	Total Building Products	5,150
	Capital Markets – 2.2%

760	American Capital Limited, (2)	5,746

160	Ameriprise Financial, Inc.	9,208

110	Bank of New York Company, Inc.	3,322

10	BlackRock Inc.	1,906

30	Calamos Asset Management, Inc., Class A	420

70	Duff & Phelps Corporation, Class A	1,180

50	E*Trade Group Inc., (2)	800

20	Eaton Vance Corporation	605

70	Epoch Holding Corporation	1,087

30	Franklin Resources, Inc.	3,336

300	Goldman Sachs Group, Inc.	50,448

10	Greenhill & Co Inc.	817

30	Internet Capital Group Inc., (2)	427

200	Invesco LTD	4,812

10	Investment Technology Group, (2)	164

140	Janus Capital Group Inc.	1,816

130	Jefferies Group, Inc.	3,462

10	Knight Trading Group Inc., (2)	138

70	Legg Mason, Inc.	2,539

100	Main Street Capital Corporation	1,819

20	MF Global Holdings Limited	167

860	Morgan Stanley	23,401

50	Northern Trust Corporation	2,771

Nuveen Investments	13

Portfolio of Investments (Unaudited)

Nuveen U.S. Equity Completeness Fund (continued)

December 31, 2010

Shares	Description (1)	Value
	Capital Markets (continued)

10	Oppenheimer Holdings Inc., Class A	$262

90	Pennantpark Investment Corporation	1,102

30	Piper Jaffray Companies, (2)	1,050

110	Raymond James Financial Inc.	3,597

10	SEI Investments Company	238

120	State Street Corporation	5,561

70	Stifel Financial Corporation, (2)	4,343

30	T. Rowe Price Group Inc.	1,936

90	TradeStation Group, Inc., (2)	608

30	Waddell & Reed Financial, Inc., Class A	1,059
	Total Capital Markets	140,147
	Chemicals – 2.5%

100	A Schulman, Inc.	2,289

50	Air Products & Chemicals Inc.	4,548

20	Airgas, Inc.	1,249

100	Arch Chemicals Inc.	3,793

70	Ashland Inc.	3,560

50	Balchem Corporation	1,691

120	Calgon Carbon Corporation, (2)	1,814

30	Celanese Corporation, Series A	1,235

30	CF Industries Holdings, Inc.	4,055

80	Cytec Industries, Inc.	4,245

590	Dow Chemical Company	20,143

480	E.I. Du Pont de Nemours and Company	23,942

50	Eastman Chemical Company	4,204

210	Ferro Corporation	3,074

20	FMC Corporation	1,598

80	H.B. Fuller Company	1,642

60	Huntsman Corporation	937

70	Interpid Potash Inc., (2)	2,610

50	Koppers Holdings Inc.	1,789

10	Lubrizol Corporation	1,069

50	Minerals Technologies Inc.	3,271

100	Mosaic Company	7,636

10	Nalco Holding Company	319

40	NewMarket Corporation	4,935

110	Olin Corporation	2,257

260	PolyOne Corporation, (2)	3,247

90	PPG Industries, Inc.	7,566

90	Praxair, Inc.	8,592

30	Quaker Chemical Corporation	1,250

100	Rockwood Holdings Inc., (2)	3,912

20	RPM International, Inc.	442

60	Senomyx, Inc.	428

110	Sensient Technologies Corporation	4,040

14	Nuveen Investments

Shares	Description (1)	Value
	Chemicals (continued)

40	Sherwin-Williams Company	$3,350

360	Solutia Inc., (2)	8,309

20	Sparetech Corporation	187

120	Valspar Corporation	4,138

100	WR Grace & Company, (2)	3,513
	Total Chemicals	156,879
	Commercial Banks – 3.5%

190	Ameris Bancorp	2,003

60	BancFirst Corporation	2,471

10	Bank of Hawaii Corporation	472

70	Bank of the Ozarks, Inc.	3,035

180	BB&T Corporation	4,732

160	Boston Private Financial Holdings Inc.	1,048

110	Cathay General Bancorp	1,837

30	Centerstate Banks of Florida, Inc.	238

260	CIT Group Inc., (2)	12,246

10	City Holding Company	362

170	Comerica Incorporated	7,181

120	Community Bank System Inc.	3,332

80	Community Trust Bancorp, Inc.	2,317

10	Cullen/Frost Bankers, Inc.	611

30	Danvers Bancorp Inc.	530

250	East West Bancorp Inc.	4,888

350	F.N.B. Corporation PA	3,437

570	Fifth Third Bancorp.	8,368

20	First Bancorp of North Carolina, Inc.	306

190	First Commonwealth Financial Corporation	1,345

90	First Financial Bancorp.	1,663

20	First Financial Bankshares, Inc.	1,024

40	First Midwest Bancorp., Inc.	461

30	FirstMerit Corporation	594

60	Fulton Financial Corporation	620

20	Great Southern Bancorp.	472

20	Hancock Holding Company	697

20	Home Bancshares, Inc.	441

1,730	Huntington BancShares Inc.	11,885

40	IberiaBank Corporation	2,365

110	International Bancshares Corporation	2,203

80	Investors Bancorp, Inc.	1,050

1,480	KeyCorp.	13,098

60	M&T Bank Corporation	5,223

190	Marshall and Ilsley Corporation	1,315

60	Nara Bancorp, Inc.	589

90	National Penn Bancshares, Inc.	723

90	NBT Bancorp, Inc.	2,174

Nuveen Investments	15

Portfolio of Investments (Unaudited)

Nuveen U.S. Equity Completeness Fund (continued)

December 31, 2010

Shares	Description (1)	Value
	Commercial Banks (continued)

10	Northfield Bancorp Inc.	$133

40	Old National Bancorp.	476

20	Park National Corporation	1,453

280	PNC Financial Services Group, Inc.	17,002

40	Prosperity Bancshares, Inc.	1,571

690	Regions Financial Corporation	4,830

40	Renasant Corporation	676

30	Sandy Spring Bancorp, Inc.	553

60	SCBT Financial Corporation	1,965

80	Signature Bank, (2)	4,000

20	Southside Bancshares, Inc.	421

30	Southwest Bancorp, Inc.	372

30	Suffolk Bancorp	740

260	SunTrust Banks, Inc.	7,673

160	Susquehanna Bancshares Inc.	1,549

10	SVB Financial Group, (2)	531

250	TCF Financial Corporation	3,703

30	Tompkins Financial Corporation	1,175

80	Trustmark Corporation	1,987

570	U.S. Bancorp	15,373

40	UMB Financial Corporation	1,657

90	Umpqua Holdings Corporation	1,096

90	United Bankshares, Inc.	2,628

10	Univest Corporation of Pennsylvania	192

40	Valley National Bancorp.	572

30	Washington Banking Company	411

100	Washington Trust Bancorp, Inc.	2,188

110	Webster Financial Corporation	2,167

900	Wells Fargo & Company	27,891

30	Westamerica Bancorp.	1,664

150	Whitney Holding Corporation	2,123

150	Wilmington Trust Corporation	651

30	Wintrust Financial Corporation	991

100	Zions Bancorporation	2,423
	Total Commercial Banks	220,193
	Commercial Services & Supplies – 0.7%

60	ABM Industries Inc.	1,578

80	Acco Brands Corporation	682

190	American Reprographics Co., (2)	1,442

60	APAC Customer Services Inc.	364

20	Avery Dennison Corporation	847

50	Brinks Company	1,344

40	Cintas Corporation	1,118

30	Clean Harbors, Inc., (2)	2,522

40	Corrections Corporation of America, (2)	1,002

16	Nuveen Investments

Shares	Description (1)	Value
	Commercial Services & Supplies (continued)

50	Covanta Holding Corporation	$860

270	EnergySolutions Inc.	1,504

20	G&K Services, Inc.	618

120	Geo Group Inc., (2)	2,959

70	Healthcare Services Group, Inc.	1,139

40	Higher One Holdings Inc.	809

50	Innerworkings, Inc.	328

40	Interface, Inc.	626

10	Iron Mountain Inc.	250

80	Mine Safety Appliances Company	2,490

90	Mobile Mini, Inc.	1,772

20	Pitney Bowes Inc.	484

170	R.R. Donnelley & Sons Company	2,970

190	Republic Services, Inc.	5,673

50	Steelcase Inc.	529

50	Viad Corporation	1,274

230	Waste Management, Inc.	8,480
	Total Commercial Services & Supplies	43,664
	Communications Equipment – 1.5%

20	Acme Packet, Inc.	1,063

110	ADTRAN, Inc.	3,983

200	Aruba Networks, Inc., (2)	4,176

70	Blue Coat Systems Inc., (2)	2,091

60	Ciena Corporation, (2)	1,263

200	Cisco Systems, Inc., (2)	4,046

110	CommScope Inc., (2)	3,434

20	Comtech Telecom Corporation, (2)	555

20	DG FastChannel	578

180	Digi International, Inc., (2)	1,998

500	Extreme Networks Inc., (2)	1,545

100	F5 Networks, Inc., (2)	13,016

160	Finisar Corporation	4,750

20	Harris Corporation	906

160	Interdigital Inc., (2)	6,662

470	JDS Uniphase Corporation, (2)	6,806

70	Juniper Networks Inc., (2)	2,584

150	Motorola, Inc., (2)	1,361

160	Netgear, Inc., (2)	5,389

20	Oplink Communications, Inc., (2)	369

90	Plantronics Inc.	3,350

10	Polycom Inc., (2)	390

960	Powerwave Technologies Inc.	2,438

150	QUALCOMM, Inc.	7,424

260	Riverbed Technology, Inc., (2)	9,144

40	ShoreTel, Inc., (2)	312

Nuveen Investments	17

Portfolio of Investments (Unaudited)

Nuveen U.S. Equity Completeness Fund (continued)

December 31, 2010

Shares	Description (1)	Value
	Communications Equipment (continued)

40	Sycamore Networks, Inc., (2)	$824

270	Symmetricom Inc., (2)	1,914

60	ViaSat, Inc., (2)	2,665
	Total Communications Equipment	95,036
	Computers & Peripherals – 1.9%

210	Apple, Inc., (2)	67,738

20	Compellent Technologies Inc., (2)	552

80	Cray, Inc.	572

150	Dell Inc., (2)	2,033

90	Electronics For Imaging, (2)	1,288

430	EMC Corporation, (2)	9,847

240	Hewlett-Packard Company	10,104

30	Imation Corporation, (2)	309

30	Intevac, Inc.	420

110	Network Appliance Inc., (2)	6,046

160	Novatel Wireless, (2)	1,528

1,080	Quantum Corporation, (2)	4,018

310	Seagate Technology, (2)	4,659

10	STEC Inc.	177

50	Stratasys, Inc., (2)	1,632

60	Synaptics, Inc., (2)	1,763

110	Western Digital Corporation, (2)	3,729
	Total Computers & Peripherals	116,415
	Construction & Engineering – 0.3%

40	AECOM Technology Corporation, (2)	1,119

100	Chicago Bridge & Iron Company N.V., (2)	3,290

30	Emcor Group Inc., (2)	869

50	Fluor Corporation	3,313

10	Insituform Technologies, Inc., (2)	265

150	KBR Inc.	4,571

80	Orion Marine Group Inc., (2)	928

10	Shaw Group Inc., (2)	342

60	URS Corporation, (2)	2,497
	Total Construction & Engineering	17,194
	Construction Materials – 0.0%

30	Texas Industries Inc.	1,373

10	Vulcan Materials Company	444
	Total Construction Materials	1,817
	Consumer Finance – 0.7%

110	Advance America Cash Advance Centers Inc.	620

270	American Express Company	11,588

260	Capital One Financial Corporation	11,066

40	Credit Acceptance Corporation	2,511

400	Discover Financial Services	7,412

100	EZCORP, Inc., (2)	2,713

18	Nuveen Investments

Shares	Description (1)	Value
	Consumer Finance (continued)

40	First Cash Financial Services, Inc., (2)	$1,240

320	SLM Corporation., (2)	4,029

80	World Acceptance Corporation	4,224
	Total Consumer Finance	45,403
	Containers & Packaging – 0.3%

100	Ball Corporation	6,805

30	Graham Packaging Company, Inc.	391

10	Owens-Illinois, Inc., (2)	307

20	Rock-Tenn Company	1,079

10	Sealed Air Corporation	255

20	Silgan Holdings, Inc.	716

100	Sonoco Products Company	3,367

390	Temple-Inland Inc.	8,284
	Total Containers & Packaging	21,204
	Distributors – 0.1%

10	Core-Mark Holding Company, Inc., (2)	356

100	Genuine Parts Company	5,134

10	LKQ Corporation, (2)	227

10	Pool Corporation	225

70	Weyco Group, Inc.	1,714
	Total Distributors	7,656
	Diversified Consumer Services – 0.5%

30	American Public Education Inc., (2)	1,117

30	Bridgepoint Education Inc., (2)	570

20	Career Education Corporation, (2)	415

90	Coinstar Inc., (2)	5,080

540	Corinthian Colleges Inc., (2)	2,813

20	Education Management Corporation, (2)	362

250	H & R Block Inc.	2,978

20	Hillenbrand Inc.	416

10	ITT Educational Services, Inc., (2)	637

50	K12, Inc., (2)	1,433

30	Matthews International Corporation	1,049

150	Regis Corporation	2,490

200	Sothebys Holdings Inc.	9,000

20	Universal Technical Institute Inc.	440
	Total Diversified Consumer Services	28,800
	Diversified Financial Services – 1.8%

2,120	Bank of America Corporation	28,281

3,210	Citigroup Inc., (2)	15,183

10	CME Group, Inc.	3,218

1,220	JP Morgan Chase & Co.	51,752

80	Leucadia National Corporation, (2)	2,334

20	Marketaxess	416

10	MSCI Inc., Class A Shares, (2)	390

Nuveen Investments	19

Portfolio of Investments (Unaudited)

Nuveen U.S. Equity Completeness Fund (continued)

December 31, 2010

Shares	Description (1)	Value
	Diversified Financial Services (continued)

170	Nasdaq Stock Market, Inc., (2)	$4,031

260	New York Stock Exchange Euronext	7,795

50	PHH Corporation, (2)	1,158

20	PICO Holdings, Inc.	636
	Total Diversified Financial Services	115,194
	Diversified Telecommunication Services – 3.7%

20	Abovenet Communications, (2)	1,169

200	Alaska Communications Systems Group Inc.	2,220

3,530	AT&T Inc.	103,711

30	Atlantic Tele-Network, Inc.	1,150

10	Cbeyond Inc., (2)	153

320	CenturyLink Inc.	14,774

220	Cincinnati Bell Inc.	616

20	Consolidated Communications Holdings, Inc.	386

660	Frontier Communications Corporation	6,422

80	General Communication, Inc., (2)	1,013

50	Hughes Communications, Inc., (2)	2,022

10	Neutral Tandem Inc., (2)	144

3,080	Qwest Communications International Inc.	23,439

250	TW Telecom Inc., (2)	4,263

2,000	Verizon Communications Inc.	71,560

690	Vonage Holdings Corporation	1,546
	Total Diversified Telecommunication Services	234,588
	Electric Utilities – 2.3%

90	Allegheny Energy, Inc.	2,182

90	ALLETE Inc.	3,353

320	American Electric Power Company, Inc.	11,514

30	Central Vermont Public Service Corp.	656

90	Cleco Corporation	2,768

1,090	Duke Energy Corporation	19,413

240	Edison International	9,264

100	Entergy Corporation	7,083

370	Exelon Corporation	15,407

190	FirstEnergy Corp.	7,034

30	IDACORP, INC	1,109

240	NextEra Energy Inc.	12,478

130	Northeast Utilities	4,144

60	NV Energy Inc.	843

50	Otter Tail Power Corporation	1,127

150	Pepco Holdings, Inc.	2,738

80	Pinnacle West Capital Corporation	3,316

90	Portland General Electric Company	1,953

150	PPL Corporation	3,948

220	Progress Energy, Inc.	9,566

440	Southern Company	16,821

20	Nuveen Investments

Shares	Description (1)	Value
	Electric Utilities (continued)

50	UIL Holdings Corporation	$1,498

160	Unisource Energy Corporation	5,734

80	Unitil Corp.	1,819
	Total Electric Utilities	145,768
	Electrical Equipment – 0.6%

80	Acuity Brands Inc.	4,614

60	Baldor Electric Company	3,782

50	Brady Corporation	1,631

180	Emerson Electric Company	10,291

10	Ener1 Inc., (2)	38

90	Franklin Electric Company, Inc.	3,503

10	General Cable Corporation, (2)	351

90	GrafTech International Ltd., (2)	1,786

90	Hubbell Incorporated, Class B	5,412

40	II VI Inc., (2)	1,854

20	Powell Industries Inc.	658

10	Regal-Beloit Corporation	668

110	Vicor Corporation	1,804

80	Woodward Governor Company	3,005
	Total Electrical Equipment	39,397
	Electronic Equipment & Instruments – 0.8%

50	Anixter International Inc., (2)	2,987

10	Arrow Electronics, Inc., (2)	343

60	Avnet Inc., (2)	1,982

200	AVX Group	3,086

110	Checkpoint Systems Inc., (2)	2,261

100	Cognex Corporation	2,942

40	Coherent Inc., (2)	1,806

690	Corning Incorporated	13,331

40	Echelon Corporation	408

100	Electro Rent Corporation	1,616

20	FARO Technologies, Inc.	657

10	FLIR Systems Inc., (2)	298

10	Jabil Circuit Inc.	201

80	Measurement Specialties, Inc.	2,348

10	Molex Inc.	227

80	National Instruments Corporation	3,011

70	OSI Systems Inc., (2)	2,545

40	Plexus Corporation, (2)	1,238

70	Power One Inc., (2)	714

140	Radisys Corporation	1,246

220	SMART Modular Technologies, Inc.	1,267

30	Spectrum Control, Inc.	450

10	SYNNEX Corporation, (2)	312

10	Tech Data Corporation, (2)	440

Nuveen Investments	21

Portfolio of Investments (Unaudited)

Nuveen U.S. Equity Completeness Fund (continued)

December 31, 2010

Shares	Description (1)	Value
	Electronic Equipment & Instruments (continued)

20	Trimble Navigation Limited, (2)	$799

80	TTM Technologies, Inc., (2)	1,193

100	Universal Display Corporation	3,065
	Total Electronic Equipment & Instruments	50,773
	Energy Equipment & Services – 1.4%

90	Baker Hughes Incorporated	5,145

10	Bristow Group Inc., (2)	474

30	Carbo Ceramics Inc.	3,106

210	Complete Production Services	6,206

30	Cooper Cameron Corporation, (2)	1,522

60	Diamond Offshore Drilling, Inc.	4,012

40	Dril Quip Inc., (2)	3,109

20	FMC Technologies Inc., (2)	1,778

150	Global Industries, Limited, (2)	1,040

60	Gulfmark Offshore Inc.	1,824

120	Halliburton Company	4,900

50	Helmerich & Payne Inc.	2,424

200	ION Geophysical Corporation, (2)	1,696

60	Key Energy Services Inc.	779

80	Lufkin Industries Inc.	4,991

50	McDermott International Inc., (2)	1,035

80	Nabors Industries Inc., (2)	1,877

180	National-Oilwell Varco Inc.	12,105

20	Oceaneering International Inc., (2)	1,473

20	OYO Geospace Corporation	1,982

70	Patterson-UTI Energy, Inc.	1,509

60	PHI Inc Non-Voting, (2)	1,130

90	Pioneer Drilling Company, (2)	793

130	Rowan Companies Inc., (2)	4,538

150	Schlumberger Limited	12,525

30	SeaCor Smit Inc., (2)	3,033

80	TETRA Technologies	950

80	Willbros Group Inc., (2)	786
	Total Energy Equipment & Services	86,742
	Food & Staples Retailing – 1.3%

20	Andersons, Inc.	727

90	Casey’s General Stores, Inc.	3,826

60	Costco Wholesale Corporation	4,333

280	CVS Caremark Corporation	9,736

100	Ingles Markets, Inc.	1,920

190	Kroger Co.	4,248

60	Pantry, Inc., (2)	1,192

20	PriceSmart, Inc.	761

110	Ruddick Corporation	4,052

270	Safeway Inc.	6,072

22	Nuveen Investments

Shares	Description (1)	Value
	Food & Staples Retailing (continued)

80	Spartan Stores, Inc.	$1,356

330	SUPERVALU INC.	3,178

140	Sysco Corporation	4,116

80	United Natural Foods Inc., (2)	2,934

90	Walgreen Co.	3,506

520	Wal-Mart Stores, Inc.	28,044

10	Weis Markets Inc.	403

40	Whole Foods Market, Inc., (2)	2,024

210	Winn-Dixie Stores Inc.	1,506
	Total Food & Staples Retailing	83,934
	Food Products – 2.0%

490	Archer-Daniels-Midland Company	14,739

70	B&G Foods Inc.	961

80	Bunge Limited	5,242

70	Calavo Growers, Inc.	1,614

80	Cal-Maine Foods, Inc.	2,526

60	Campbell Soup Company	2,085

180	ConAgra Foods, Inc.	4,064

110	Corn Products International, Inc.	5,060

130	Darling International Inc., (2)	1,726

320	Dean Foods Company, (2)	2,829

40	Del Monte Foods Company	752

10	Diamond Foods Inc.	532

90	Flowers Foods Inc.	2,422

160	General Mills, Inc.	5,694

10	Green Mountain Coffee Inc., (2)	329

120	H.J. Heinz Company	5,935

110	Hain Celestial Group Inc., (2)	2,977

10	Hershey Foods Corporation	472

80	JM Smucker Company	5,252

50	Kellogg Company	2,554

690	Kraft Foods Inc.	21,742

10	Lancaster Colony Corporation	572

60	Limoneira Company	1,722

130	Mead Johnson Nutrition Company, Class A Shares	8,093

50	Ralcorp Holdings Inc., (2)	3,251

10	Sanderson Farms Inc.	392

390	Sara Lee Corporation	6,829

110	Smithfield Foods, Inc., (2)	2,269

40	Snyders Lance Inc.	938

40	Treehouse Foods Inc., (2)	2,044

500	Tyson Foods, Inc., Class A	8,610

20	Zhongpin Inc., (2)	408
	Total Food Products	124,635

Nuveen Investments	23

Portfolio of Investments (Unaudited)

Nuveen U.S. Equity Completeness Fund (continued)

December 31, 2010

Shares	Description (1)	Value
	Gas Utilities – 0.6%

10	Atmos Energy Corporation	$312

60	Energen Corporation	2,896

70	Laclede Group Inc.	2,558

10	National Fuel Gas Company	656

60	New Jersey Resources Corporation	2,587

120	Nicor Inc.	5,990

60	Northwest Natural Gas Company	2,788

90	ONEOK, Inc.	4,992

150	Piedmont Natural Gas Company	4,194

400	Questar Corporation	6,964

100	Southwest Gas Corporation	3,667

80	WGL Holdings Inc.	2,862
	Total Gas Utilities	40,466
	Health Care Equipment & Supplies – 1.4%

20	Abaxis, Inc., (2)	537

40	Accuray, Inc., (2)	270

30	Alcon, Inc.	4,902

10	Align Technology, Inc., (2)	195

110	American Medical Systems Holdings, Inc., (2)	2,075

50	AngioDynamics, Inc., (2)	769

30	Arthrocare Corporation	932

90	Baxter International, Inc.	4,556

20	Beckman Coulter, Inc.	1,505

40	Becton, Dickinson and Company	3,381

140	Boston Scientific Corporation, (2)	1,060

100	Cantel Medical Corporation	2,340

40	CareFusion Corporation, (2)	1,028

10	Cooper Companies, Inc.	563

50	Covidien PLC	2,283

70	Cyberonics, (2)	2,171

100	Delcath Systems, Inc., (2)	980

30	DENTSPLY International Inc.	1,025

130	DexCom, Inc., (2)	1,775

30	Edwards Lifesciences Corporation, (2)	2,425

40	Gen-Probe, Inc., (2)	2,334

70	Greatbatch, Inc.	1,691

10	Haemonetics Corporation, (2)	632

20	Heartware International Inc., (2)	1,751

70	Hologic Inc., (2)	1,317

20	ICU Medical, Inc., (2)	730

80	Insulet Corporation, (2)	1,240

80	Integra Lifesciences Holdings Corporation, (2)	3,784

30	Invacare Corporation	905

10	IRIS International, Inc.	102

20	Kensey Nash Corporation, (2)	557

24	Nuveen Investments

Shares	Description (1)	Value
	Health Care Equipment & Supplies (continued)

40	Kinetic Concepts Inc., (2)	$1,675

80	Mako Surgical Corporation, (2)	1,218

50	Masimo Corporation	1,454

160	Medtronic, Inc.	5,934

40	Meridian Bioscience, Inc.	926

70	Natus Medical, Inc., (2)	993

30	Neogen Corporation, (2)	1,231

30	NuVasive, Inc., (2)	770

110	Nxstage Medical, Inc., (2)	2,737

10	Quidel Corporation, (2)	145

20	ResMed Inc., (2)	693

40	Saint Jude Medical Inc., (2)	1,710

20	SonoSite, Inc., (2)	632

90	Steris Corporation	3,281

50	Stryker Corporation	2,685

20	Unilife Corporation	106

10	Varian Medical Systems, Inc., (2)	693

140	Volcano Corporation, (2)	3,823

40	West Pharmaceutical Services Inc.	1,648

80	Wright Medical Group, Inc., (2)	1,242

40	Zimmer Holdings, Inc., (2)	2,147

50	Zoll Medical Corporation, (2)	1,862
	Total Health Care Equipment & Supplies	87,420
	Health Care Providers & Services – 2.6%

210	Aetna Inc.	6,407

10	Air Methods Corporation, (2)	563

60	Amedisys, Inc., (2)	2,010

120	AmericGroup Corporation, (2)	5,270

140	AmerisourceBergen Corporation	4,777

100	AMN Healthcare Services Inc.	614

190	Cardinal Health, Inc.	7,279

70	Catalyst Health Soltuions Inc., (2)	3,254

60	Centene Corporation, (2)	1,520

40	Chemed Corporation	2,540

40	Chindex International, Inc.	660

180	CIGNA Corporation	6,599

10	Corvel Corporation	484

150	Coventry Health Care, Inc., (2)	3,960

40	Davita Inc., (2)	2,780

70	Emergency Medical Services Corporation, (2)	4,523

20	Emeritus Corporation, (2)	394

70	Express Scripts, Inc., (2)	3,784

100	Gentiva Health Services, Inc., (2)	2,660

30	Hanger Orthopedic Group Inc.	636

130	Health Management Associates Inc., (2)	1,240

Nuveen Investments	25

Portfolio of Investments (Unaudited)

Nuveen U.S. Equity Completeness Fund (continued)

December 31, 2010

Shares	Description (1)	Value
	Health Care Providers & Services (continued)

250	Health Net Inc., (2)	$6,823

120	HealthSouth Corporation, (2)	2,485

160	HealthSpring, Inc., (2)	4,245

20	Healthways Inc.	223

10	Henry Schein Inc., (2)	614

40	HMS Holdings Corporation, (2)	2,591

250	Humana Inc., (2)	13,685

10	Landauer Inc.	600

10	LHC Group, Inc.	300

10	Lifepoint Hospitals Inc., (2)	368

70	Magellan Health Services, Inc., (2)	3,310

120	McKesson HBOC Inc.	8,446

30	Medax Inc., (2)	2,019

10	Medco Health Solutions, Inc., (2)	613

100	Molina Healthcare Inc.	2,785

20	MWI Veterinary Supply, Inc.	1,263

100	Omnicare, Inc.	2,539

70	Owens and Minor Inc.	2,060

50	Patterson Companies, Inc.	1,532

30	PSS World Medical Inc., (2)	678

30	Quest Diagnostics Incorporated	1,619

60	Select Medical Corporation, (2)	439

20	Sun Healthcare Group Inc.	253

700	UnitedHealth Group Incorporated	25,277

60	Universal American Financial Corporation	1,227

80	Universal Health Services, Inc., Class B	3,474

20	VCA Antech, Inc., (2)	466

10	Wellcare Health Plans Inc., (2)	302

220	Wellpoint Inc., (2)	12,509
	Total Health Care Providers & Services	164,699
	Health Care Technology – 0.1%

20	Cerner Corporation, (2)	1,895

80	MedAssets Inc., (2)	1,615

20	Omnicell, Inc., (2)	289

10	Quality Systems Inc.	698
	Total Health Care Technology	4,497
	Hotels, Restaurants & Leisure – 1.8%

50	Ambassadors Group, Inc.	575

50	Bally Technologies, Inc., (2)	2,110

60	BJ’s Restaurants, Inc.	2,126

60	Bob Evans Farms	1,978

120	Boyd Gaming Corporation	1,272

20	Buffalo Wild Wings, Inc., (2)	877

260	Carnival Corporation	11,989

50	CBRL Group Inc.	2,739

26	Nuveen Investments

Shares	Description (1)	Value
	Hotels, Restaurants & Leisure (continued)

40	CEC Entertainment Inc., (2)	$1,553

30	Cheesecake Factory Inc., (2)	920

70	Darden Restaurants, Inc.	3,251

210	Gaylord Entertainment Company	7,547

10	International Game Technology	177

10	Intl Speedway Corporation	262

90	Jack in the Box Inc., (2)	1,902

200	Krispy Kreme Doughnuts Inc., (2)	1,396

250	Las Vegas Sands, (2)	11,488

100	Life Time Fitness Inc., (2)	4,099

330	McDonald’s Corporation	25,331

50	P.F. Changs China Bistro, Inc.	2,423

70	Papa John’s International, Inc., (2)	1,939

220	Penn National Gaming, Inc., (2)	7,733

20	Shuffle Master Inc., (2)	229

90	Sonic Corporation, (2)	911

140	Starbucks Corporation	4,498

10	Starwood Hotels & Resorts Worldwide, Inc.	608

180	Texas Roadhouse, Inc.	3,091

100	Wyndham Worldwide Corporation	2,996

10	Wynn Resorts Ltd.	1,038

170	YUM! Brands, Inc.	8,339
	Total Hotels, Restaurants & Leisure	115,397
	Household Durables – 0.7%

30	American Greetings Corporation	665

30	D.R. Horton, Inc.	358

130	Fortune Brands Inc.	7,833

40	Garmin Limited	1,240

50	Helen of Troy Limited, (2)	1,487

100	Irobot Corporation	2,488

90	Jarden Corporation	2,778

210	La Z Boy Inc., (2)	1,894

160	Leggett and Platt Inc.	3,642

90	Meritage Corporation, (2)	1,998

20	Mohawk Industries Inc., (2)	1,135

260	Newell Rubbermaid Inc.	4,727

120	Ryland Group Inc.	2,044

80	Stanley Black & Decker Inc.	5,350

30	Tempur Pedic International Inc., (2)	1,202

20	Toll Brothers Inc., (2)	380

10	Tupperware Corporation	477

30	Whirlpool Corporation	2,665
	Total Household Durables	42,363

Nuveen Investments	27

Portfolio of Investments (Unaudited)

Nuveen U.S. Equity Completeness Fund (continued)

December 31, 2010

Shares	Description (1)	Value
	Household Products – 1.6%

30	Church & Dwight Company Inc.	$2,071

60	Colgate-Palmolive Company	4,822

40	Energizer Holdings Inc., (2)	2,916

100	Kimberly-Clark Corporation	6,304

1,300	Procter & Gamble Company	83,629
	Total Household Products	99,742
	Independent Power Producers & Energy Traders – 0.2%

380	AES Corporation, (2)	4,628

220	Calpine Corporation, (2)	2,935

120	Constellation Energy Group	3,676

80	GenOn Energy Inc.	305

190	NRG Energy Inc., (2)	3,713
	Total Independent Power Producers & Energy Traders	15,257
	Industrial Conglomerates – 1.8%

120	3M Co.	10,356

4,650	General Electric Company	85,049

10	Raven Industries, Inc.	477

140	Textron Inc.	3,310

370	Tyco International Ltd.	15,333
	Total Industrial Conglomerates	114,525
	Insurance – 5.3%

180	Ace Limited	11,205

200	AFLAC Incorporated	11,286

350	Allstate Corporation	11,158

80	Alterra Capital Holdings Limited	1,731

90	American Equity Investment Life Holding Company	1,130

110	American International Group, (2)	6,338

20	American National Insurance Company	1,712

90	Aon Corporation	4,141

40	Arch Capital Group Limited, (2)	3,522

40	Argo Group International Holdings Inc.	1,498

10	Arthur J. Gallagher & Co.	291

100	Assurant Inc.	3,852

90	Assured Guaranty Limited	1,593

90	Axis Capital Holdings Limited	3,229

750	Berkshire Hathaway Inc., Class B, (2)	60,083

250	Chubb Corporation	14,910

100	Cincinnati Financial Corporation	3,169

250	CNO Financial Group Inc., (2)	1,695

80	Delphi Financial Group, Inc.	2,307

30	Employers Holdings, Inc.	524

90	Endurance Specialty Holdings, Limited	4,146

20	Enstar Group, Limited	1,692

50	Erie Indemnity Company	3,274

40	Everest Reinsurance Group Ltd.	3,393

90	Fidelity National Title Group Inc., Class A	1,231

28	Nuveen Investments

Shares	Description (1)	Value
	Insurance (continued)

130	First American Corporation	$1,942

120	First Mercury Financial Corporation	1,968

170	Genworth Financial Inc., Class A, (2)	2,234

80	Global Indemnity PLC	1,636

190	Hartford Financial Services Group, Inc.	5,033

140	HCC Insurance Holdings Inc.	4,052

160	Lincoln National Corporation	4,450

230	Loews Corporation	8,949

80	Marsh & McLennan Companies, Inc.	2,187

180	Meadowbrook Insurance Group, Inc.	1,845

80	Mercury General Corporation	3,441

700	MetLife, Inc.	31,108

110	Montpelier Re Holdings Limited	2,193

20	Navigators Group, Inc.	1,007

110	Old Republic International Corporation	1,499

70	PartnerRe Limited	5,625

50	Platinum Underwriters Holdings Limited	2,249

90	Primerica Inc.	2,183

200	Principal Financial Group, Inc.	6,512

30	ProAssurance Corporation, (2)	1,818

380	Progressive Corporation	7,551

430	Prudential Financial, Inc.	25,245

60	RenaissanceRE Holdings, Limited	3,821

10	RLI Corporation	526

20	Safety Insurance Group, Inc.	951

40	Selective Insurance Group Inc.	726

60	Symetra Financial Corporation	822

90	Torchmark Corporation	5,377

50	Tower Group Inc.	1,279

40	Transatlantic Holdings Inc.	2,065

230	Travelers Companies, Inc.	12,813

120	Unitrin, Inc.	2,945

380	Unum Group	9,204

170	WR Berkley Corporation	4,655

280	XL Capital Ltd, Class A	6,110
	Total Insurance	335,131
	Internet & Catalog Retail – 0.6%

80	Amazon.com, Inc., (2)	14,400

190	Expedia, Inc.	4,767

20	Hosting Site Network, Inc., (2)	613

360	Liberty Media Holding Corporation Interactive, Class A, (2)	5,677

20	Priceline.com Incorporated, (2)	7,991

60	Shutterfly, Inc., (2)	2,102
	Total Internet & Catalog Retail	35,550

Nuveen Investments	29

Portfolio of Investments (Unaudited)

Nuveen U.S. Equity Completeness Fund (continued)

December 31, 2010

Shares	Description (1)	Value
	Internet Software & Services – 0.7%

50	Digital River, Inc., (2)	$1,721

90	Earthlink, Inc.	774

450	eBay Inc., (2)	12,524

20	Google Inc., Class A, (2)	11,879

60	GSI Commerce, Inc., (2)	1,392

40	IAC/InterActiveCorp., (2)	1,148

50	InfoSpace, Inc.	415

60	j2 Global Communications, Inc., (2)	1,737

50	ModusLink Global Solutions Inc.	335

20	Monster Worldwide Inc., (2)	473

40	Open Solutions Inc.	2,819

70	Openwave Systems Inc.	148

40	Perficient, Inc.	500

50	QuinStreet, Inc.	961

90	Rackspace Hosting Inc., (2)	2,827

20	Rightnow Technologies, Inc.	473

60	Saba Software, Inc.	367

70	Savvis Inc.	1,786

120	ValueClick, Inc., (2)	1,924

10	Vocus, Inc., (2)	277

80	Yahoo! Inc., (2)	1,330
	Total Internet Software & Services	45,810
	IT Services – 1.9%

130	Accenture Limited	6,304

140	Acxiom Corporation, (2)	2,401

10	Alliance Data Systems Corporation, (2)	710

90	Amdocs Limited, (2)	2,472

90	Automatic Data Processing, Inc.	4,165

60	CACI International Inc., (2)	3,204

150	Cardtronics Inc., (2)	2,655

90	Cognizant Technology Solutions Corporation, Class A, (2)	6,596

110	Computer Sciences Corporation	5,456

120	Convergys Corporation, (2)	1,580

10	DST Systems Inc.	444

50	Exlservice Holdings, Inc., (2)	1,074

190	Fidelity National Information Services	5,204

60	Fiserv, Inc., (2)	3,514

140	Henry Jack and Associates Inc.	4,081

280	International Business Machines Corporation (IBM)	41,093

60	ManTech International Corporation, Class A, (2)	2,480

10	MasterCard, Inc.	2,241

80	Maximus Inc.	5,246

210	Sapient Corporation	2,541

100	SRA International, Inc., (2)	2,045

290	VeriFone Holdings Inc., (2)	11,182

30	Nuveen Investments

Shares	Description (1)	Value
	IT Services (continued)

90	Virtusa Corporation	$1,472

20	Visa Inc.	1,408

60	Western Union Company	1,114
	Total IT Services	120,682
	Leisure Equipment & Products – 0.2%

40	Callaway Golf Company	323

100	Eastman Kodak Company, (2)	536

60	JAKKS Pacific Inc.	1,093

370	LeapFrog Enterprises Inc.	2,054

110	Mattel, Inc.	2,797

70	Polaris Industries Inc.	5,461
	Total Leisure Equipment & Products	12,264
	Life Sciences Tools & Services – 0.4%

110	Accelrys, Inc.	913

50	Agilent Technologies, Inc., (2)	2,072

90	Caliper Life Sciences, Inc.	571

30	Dionex Corporation, (2)	3,540

50	eResearch Technology, Inc., (2)	368

10	Illumina Inc., (2)	633

30	Life Technologies Corporation, (2)	1,665

200	Parexel International Corporation	4,246

20	Perkinelmer Inc.	516

90	Pharmaceutical Product Development Inc.	2,443

80	Thermo Fisher Scientific, Inc., (2)	4,429

10	Waters Corporation, (2)	777
	Total Life Sciences Tools & Services	22,173
	Machinery – 2.7%

120	Albany International Corporation, Class A	2,843

60	Ampco-Pittsburgh Corporation	1,683

110	ArvinMeritor Inc., (2)	2,257

70	Astecx Industries Inc.	2,269

10	Badger Meter Inc.	442

40	Barnes Group Inc.	827

50	Briggs & Stratton Corporation	985

30	Bucyrus International, Inc.	2,682

230	Caterpillar Inc.	21,542

70	CLARCOR, Inc.	3,002

10	Columbus McKinnon Corporation NY	203

80	Cummins Inc.	8,801

100	Danaher Corporation	4,717

140	Deere & Company	11,627

10	Donaldson Company, Inc.	583

60	Dover Corporation	3,507

100	Eaton Corporation	10,151

20	EnPro Industries Inc., (2)	831

Nuveen Investments	31

Portfolio of Investments (Unaudited)

Nuveen U.S. Equity Completeness Fund (continued)

December 31, 2010

Shares	Description (1)	Value
	Machinery (continued)

40	Federal Signal Corporation	$274

280	Force Protection, Inc.	1,543

10	Gardner Denver, Inc.	688

130	Greenbrier Companies Inc., (2)	2,729

20	Harsco Corporation	566

10	IDEX Corporation	391

80	Illinois Tool Works, Inc.	4,272

90	Ingersoll Rand Company Limited, Class A	4,238

120	Kadant Inc.	2,828

10	Kaydon Corporation	407

130	Kennametal Inc.	5,130

30	Manitowoc Company Inc.	393

490	Mueller Water Products Inc.	2,043

10	Nacco Industries Inc.	1,084

160	Navistar International Corporation, (2)	9,266

60	Nordson Corporation	5,513

70	PACCAR Inc.	4,019

10	Pall Corporation	496

140	Parker Hannifin Corporation	12,082

30	Peerless Manufacturing Company	492

90	Pentair, Inc.	3,286

10	RBC Bearings Inc., (2)	391

30	Robbins & Myers, Inc.	1,073

10	SPX Corporation	715

40	Tennant Company	1,536

70	Terex Corporation, (2)	2,173

200	Timken Company	9,546

20	Titan International Inc.	391

70	TriMas Corporation	1,432

60	Trinity Industries Inc.	1,597

120	Wabash National Corporation	1,422

100	WABCO Holdings Inc., (2)	6,093

10	Wabtec Corporation	529
	Total Machinery	167,590
	Media – 4.4%

30	Arbitron Inc.	1,246

290	Belo Corp.	2,053

150	Cablevision Systems Corporation	5,076

480	CBS Corporation, Class B	9,144

90	CKX, Inc.	363

2,430	Comcast Corporation, Class A	53,387

30	Dex One Corporation, (2)	224

220	DIRECTV Group, Inc., (2)	8,785

90	Discovery Communications Inc., Class A Shares, (2)	3,753

50	Dreamworks Animation SKG Inc., (2)	1,474

32	Nuveen Investments

Shares	Description (1)	Value
	Media (continued)

220	Entercom Communications Corporation	$2,548

210	Global Sources, Limited	1,999

210	Interpublic Group Companies, Inc., (2)	2,230

100	Knology, Inc., (2)	1,563

390	Liberty Global Inc, A Shares, (2)	13,798

10	Liberty Media Starz, (2)	665

120	Lions Gate Entertainment Corporation, Equity	781

10	Live Nation Inc., (2)	114

260	McGraw-Hill Companies, Inc.	9,467

370	MediaCom Communications Corporation	3,130

80	National CineMedia, Inc.	1,593

150	New York Times, Class A, (2)	1,470

1,340	News Corporation, Class A	19,510

140	Omnicom Group, Inc.	6,412

60	Regal Entertainment Group, Class A	704

20	Rentrak Corporation	603

20	Scholastic Corporation	591

60	Scripps Networks Interactive, Class A Shares	3,105

150	Sinclair Broadcast Group, Series A	1,227

120	Thomson Corporation	4,472

350	Time Warner Cable, Class A	23,111

660	Time Warner Inc.	21,232

130	Vallassis Communications Inc., (2)	4,206

380	Viacom Inc., Class B	15,052

290	Virgin Media, Inc.	7,900

970	Walt Disney Company	36,385

30	Warner Music Group Corporation, (2)	169

10	Washington Post Company	4,395

10	World Wrestling Entertainment Inc.	142
	Total Media	274,079
	Metals & Mining – 1.2%

270	Alcoa Inc.	4,155

280	Allied Nevada Gold Corporation, (2)	7,367

50	AM Castle & Co., (2)	921

70	AMCOL International Corp.	2,170

30	Carpenter Technology Inc.	1,207

60	Century Aluminum Company, (2)	932

20	Cliffs Natural Resources Inc.	1,560

70	Coeur d’Alene Mines Corporation, (2)	1,912

50	Compass Minerals International, Inc.	4,464

120	Freeport-McMoRan Copper & Gold, Inc.	14,411

200	General Moly, Inc.	1,296

40	Globe Specialty Metals Inc., (2)	684

370	Golden Star Resources Ltd.	1,698

20	Kaiser Aluminum Corporation	1,002

Nuveen Investments	33

Portfolio of Investments (Unaudited)

Nuveen U.S. Equity Completeness Fund (continued)

December 31, 2010

Shares	Description (1)	Value
	Metals & Mining (continued)

150	Newmont Mining Corporation	$9,215

20	Nucor Corporation	876

70	Reliance Steel & Aluminum Company	3,577

90	Southern Copper Corporation	4,387

120	Steel Dynamics Inc.	2,196

30	United States Steel Corporation	1,753

310	US Gold Corporation, (2)	2,502

60	Walter Industries Inc.	7,670
	Total Metals & Mining	75,955
	Multiline Retail – 0.6%

130	Dillard’s, Inc., Class A	4,932

10	Dollar General Corporation, (2)	307

30	Dollar Tree Stores Inc., (2)	1,682

40	J.C. Penney Company, Inc.	1,292

50	Kohl’s Corporation, (2)	2,717

290	Macy’s, Inc.	7,337

50	Nordstrom, Inc.	2,119

150	Retail Ventures Inc., (2)	2,445

660	Saks Inc., (2)	7,062

20	Sears Holding Corporation, (2)	1,475

130	Target Corporation	7,817
	Total Multiline Retail	39,185
	Multi-Utilities – 2.2%

190	Alliant Energy Corporation	6,986

190	Ameren Corporation	5,356

70	Avista Corporation	1,576

80	Black Hills Corporation	2,400

600	CenterPoint Energy, Inc.	9,432

250	CMS Energy Corporation	4,650

160	Consolidated Edison, Inc.	7,931

360	Dominion Resources, Inc.	15,379

260	DTE Energy Company	11,783

70	Integrys Energy Group, Inc.	3,396

140	MDU Resources Group Inc.	2,838

470	NiSource Inc.	8,281

90	NSTAR	3,797

150	OGE Energy Corp.	6,831

220	PG&E Corporation	10,525

230	Public Service Enterprise Group Incorporated	7,316

80	Scana Corporation	3,248

130	Sempra Energy	6,822

120	TECO Energy, Inc.	2,136

40	Vectren Corporation	1,015

80	Wisconsin Energy Corporation	4,709

500	Xcel Energy, Inc.	11,775
	Total Multi-Utilities	138,182

34	Nuveen Investments

Shares	Description (1)	Value
	Office Electronics – 0.2%

1,140	Xerox Corporation	$13,133

20	Zebra Technologies Corporation, Class A, (2)	760
	Total Office Electronics	13,893
	Oil, Gas & Consumable Fuels – 7.9%

160	Anadarko Petroleum Corporation	12,186

140	Apache Corporation	16,692

70	Berry Petroleum Company	3,059

80	Bill Barrett Corporation, (2)	3,290

220	Brigham Exploration Company, (2)	5,993

20	Cabot Oil & Gas Corporation	757

90	CAMAC Energy Inc.	179

20	Carrizo Oil & Gas, Inc., (2)	690

640	Chesapeake Energy Corporation	16,582

1,080	Chevron Corporation	98,550

40	Cimarex Energy Company	3,541

20	Cobalt International Energy, Inc., (2)	244

20	Concho Resources Inc., (2)	1,753

790	ConocoPhillips	53,799

70	CONSOL Energy Inc.	3,412

60	Continental Resources Inc., (2)	3,531

210	Crosstex Energy, Inc., (2)	1,861

120	Denbury Resources Inc., (2)	2,291

150	Devon Energy Corporation	11,777

110	DHT Maritime Inc.	512

540	El Paso Corporation	7,430

20	Energy Partners Limited	297

120	Energy XXI Limited Bermuda	3,320

50	EOG Resources, Inc.	4,571

20	EQT Corporation	897

90	Exco Resources Inc.	1,748

750	Exxon Mobil Corporation	54,840

90	Frontline Limited	2,283

100	GeoResources, Inc.	2,221

10	Goodrich Petroleum Corporation, (2)	176

150	Hess Corporation	11,481

60	L&L Energy Inc.	648

390	Marathon Oil Corporation	14,442

460	McMoran Exploration Corporation, (2)	7,884

170	Murphy Oil Corporation	12,674

90	Newfield Exploration Company, (2)	6,490

90	Noble Energy, Inc.	7,747

10	Nordic American Tanker Shipping Ltd.	260

90	Northern Oil and Gas Inc., (2)	2,449

270	Occidental Petroleum Corporation	26,487

10	Patriot Coal Corporation, (2)	194

Nuveen Investments	35

Portfolio of Investments (Unaudited)

Nuveen U.S. Equity Completeness Fund (continued)

December 31, 2010

Shares	Description (1)	Value
	Oil, Gas & Consumable Fuels (continued)

100	Peabody Energy Corporation	$6,398

110	Penn Virginia Corporation	1,850

100	Pertoleum Development Corporation, (2)	4,221

10	Petrohawk Energy Corporation, (2)	183

100	Pioneer Natural Resources Company	8,682

60	Plains Exploration & Production Company, (2)	1,928

90	QEP Resources Inc., (2)	3,268

260	Quicksilver Resources Inc., (2)	3,832

60	Rosetta Resources, Inc., (2)	2,258

110	Ship Financial International Limited	2,367

80	SM Energy Company	4,714

310	Spectra Energy Corporation	7,747

70	Stone Energy Corporation, (2)	1,560

20	Sunoco, Inc.	806

50	Swift Energy Company, (2)	1,958

260	Teekay Tankers Limited, Class A Shares	3,208

10	Tesoro Corporation	185

420	TransAtlantic Petroleum Limited	1,399

240	Uranium Energy Corporation	1,450

210	Vaalco Energy Inc.	1,504

450	Valero Energy Corporation	10,404

100	Venoco Inc.	1,845

30	W&T Offshore Inc.	536

40	Western Refining Inc.	423

50	Whiting Petroleum Corporation, (2)	5,860

220	Williams Companies, Inc.	5,438

90	World Fuel Services Corporation	3,254
	Total Oil, Gas & Consumable Fuels	496,516
	Paper & Forest Products – 0.2%

10	Domtar Corporation	759

50	Glatfelter	614

160	International Paper Company	4,358

120	MeadWestvaco Corporation	3,139

60	Wausau Paper Corp., (2)	517
	Total Paper & Forest Products	9,387
	Personal Products – 0.1%

10	Avon Products, Inc.	291

80	Herbalife, Limited	5,470

80	Inter Parfums, Inc.	1,508

30	USANA Health Sciences, Inc.	1,304
	Total Personal Products	8,573
	Pharmaceuticals – 3.7%

260	Abbott Laboratories	12,457

50	Allergan, Inc.	3,434

50	Ardea Biosciences Inc., (2)	1,300

36	Nuveen Investments

Shares	Description (1)	Value
	Pharmaceuticals (continued)

30	Biomimetic Therapeutics, Inc., (2)	$381

130	BMP Sunstone Corporation, (2)	1,288

780	Bristol-Myers Squibb Company	20,654

160	DepoMed, Inc.	1,018

120	Durect Corporation	414

560	Eli Lilly and Company	19,622

200	Forest Laboratories, Inc., (2)	6,396

40	Impax Laboratories Inc., (2)	804

180	Inspire Pharmaceuticals, Inc.	1,512

780	Johnson & Johnson	48,243

270	King Pharmaceuticals Inc., (2)	3,794

1,200	Merck & Company Inc.	43,248

110	Mylan Laboratories Inc., (2)	2,324

180	Nektar Therapautics, (2)	2,313

30	Obagi Medical Products, Inc.	347

40	Optimer Pharmaceuticals, Inc., (2)	452

160	Pain Therapeutics, Inc., (2)	1,080

120	Par Pharmaceuticals Inc., (2)	4,621

50	Perrigo Company	3,167

2,340	Pfizer Inc.	40,973

160	Questcor Pharmaceuticals Inc.	2,357

100	Salix Pharmaceuticals Limited, (2)	4,696

150	ViroPharma, Inc., (2)	2,598

70	Vivus, Inc., (2)	656

10	Watson Pharmaceuticals Inc., (2)	517

40	Xenoport, Inc.	341
	Total Pharmaceuticals	231,007
	Professional Services – 0.4%

70	Acacia Research, (2)	1,816

40	CBIZ Inc.	250

100	Corporate Executive Board Company	3,755

40	CoStar Group, Inc., (2)	2,302

20	Dolan Media Company	278

20	Dun and Bradstreet Inc.	1,642

20	Equifax Inc.	712

10	Exponent, Inc.	375

40	FTI Consulting Inc., (2)	1,491

30	Huron Consulting Group, Inc.	794

40	IHS Inc., (2)	3,216

90	KForce Inc.	1,456

80	Korn Ferry International, (2)	1,849

50	Manpower Inc.	3,138

20	Resources Connection, Inc., (2)	372

200	SFN Group, (2)	1,952

Nuveen Investments	37

Portfolio of Investments (Unaudited)

Nuveen U.S. Equity Completeness Fund (continued)

December 31, 2010

Shares	Description (1)	Value
	Professional Services (continued)

20	The Advisory Board Company, (2)	$953

10	TrueBlue Inc.	180

30	Verisk Analytics Inc, Class A Shares, (2)	1,022
	Total Professional Services	27,553
	Real Estate – 3.6%

130	Acadia Realty Trust	2,371

70	Agree Realty Corporation	1,833

20	Alexandria Real Estate Equities Inc.	1,465

60	AMB Property Corp.	1,903

40	American Campus Communities Inc.	1,270

160	American Capital Agency Corporation	4,598

460	Annaly Capital Management Inc.	8,243

150	Anworth Mortgage Asset Corporation	1,050

70	Apollo Commercial Real Estate Finance, Inc.	1,145

40	AvalonBay Communities, Inc.	4,502

230	BioMed Realty Trust Inc.	4,290

100	Boston Properties, Inc.	8,610

80	Brandywine Realty Trust	932

30	BRE Properties, Inc.	1,305

30	Camden Property Trust	1,619

80	Capstead Mortgage Corporation	1,007

710	CBL & Associates Properties Inc.	12,425

1,020	Chimera Investments Corporation	4,192

100	Colonial Properties Trust	1,805

20	Colony Financial Inc.	400

120	Cousins Properties, Inc.	1,001

130	DCT Industrial Trust Inc.	690

100	Developers Diversified Realty Corporation	1,409

120	DiamondRock Hospitality Company, (2)	1,440

170	Douglas Emmett Inc.	2,822

80	Duke Realty Corporation	997

90	Dupont Fabros Technology Inc.	1,914

20	EastGroup Properties Inc.	846

50	Entertainment Properties Trust	2,313

20	Equity Lifestyles Properties Inc.	1,119

120	Equity Residential	6,234

10	Essex Property Trust Inc.	1,142

90	Extra Space Storage Inc.	1,566

20	Federal Realty Investment Trust	1,559

420	FelCor Lodging Trust Inc.	2,957

70	Franklin Street Properties Corporation	998

60	Hatteras Financial Corp.	1,816

90	Health Care Property Investors Inc.	3,311

50	Health Care REIT, Inc.	2,382

50	Healthcare Realty Trust, Inc.	1,059

38	Nuveen Investments

Shares	Description (1)	Value
	Real Estate (continued)

200	Hersha Hospitality Trust	$1,320

100	Highwoods Properties, Inc.	3,185

40	Home Properties New York, Inc.	2,220

60	Hospitality Properties Trust	1,382

260	Host Hotels & Resorts Inc.	4,646

40	Invesco Mortgage Capital Inc.	874

110	Kilroy Realty Corporation	4,012

150	Kimco Realty Corporation	2,706

60	LaSalle Hotel Properties	1,584

140	Lexington Corporate Properties Trust	1,113

40	Liberty Property Trust	1,277

20	LTC Properties Inc.	562

70	Macerich Company	3,316

90	Mack-Cali Realty Corporation	2,975

100	Medical Properties Trust Inc.	1,083

250	MFA Mortgage Investments, Inc.	2,040

40	Mid-America Apartment Communities	2,540

40	National Health Investors Inc.	1,801

70	National Retail Properties, Inc.	1,855

50	Nationwide Health Properties, Inc.	1,819

90	Omega Healthcare Investors Inc.	2,020

260	Penn Real Estate Investment Trust	3,778

30	Plum Creek Timber Company	1,124

70	Post Properties, Inc.	2,541

130	Potlatch Corporation	4,232

140	ProLogis	2,022

70	PS Business Parks Inc.	3,900

30	Public Storage, Inc.	3,043

40	Rayonier Inc.	2,101

120	Realty Income Corporation	4,104

160	Redwood Trust Inc.	2,389

30	Regency Centers Corporation	1,267

70	Retail Opportunity Investments Corporation	694

50	Senior Housing Properties Trust	1,097

70	Simon Property Group, Inc.	6,964

80	SL Green Realty Corporation	5,401

30	Sovran Self Storage Inc.	1,104

30	Starwood Property Trust Inc.	644

450	Strategic Hotels & Resorts Inc.	2,381

90	Sunstone Hotel Investors Inc., (2)	930

30	Tanger Factory Outlet Centers	1,536

90	UDR Inc.	2,117

80	U-Store-It Trust	762

50	Ventas Inc.	2,624

80	Vornado Realty Trust	6,666

Nuveen Investments	39

Portfolio of Investments (Unaudited)

Nuveen U.S. Equity Completeness Fund (continued)

December 31, 2010

Shares	Description (1)	Value
	Real Estate (continued)

90	Walter Investment Management Corporation	$1,615

50	Washington Real Estate Investment Trust	1,550

140	Weingarten Realty Trust	3,326

580	Weyerhaeuser Company	10,979
	Total Real Estate	227,761
	Real Estate Management & Development – 0.2%

20	CB Richard Ellis Group, Inc., Class A, (2)	410

290	Forest City Enterprises, Inc., (2)	4,840

50	Jones Lang LaSalle Inc.	4,196

20	Tejon Ranch Company, (2)	551
	Total Real Estate Management & Development	9,997
	Road & Rail – 1.3%

30	AMERCO	2,881

20	Arkansas Best Corporation	548

220	Avis Budget Group Inc., (2)	3,423

60	Celadon Group, Inc.	887

40	Con-Way, Inc.	1,463

240	CSX Corporation	15,506

60	Genesee & Wyoming Inc.	3,177

10	Kansas City Southern Industries, (2)	479

110	Marten Transport, Ltd., (2)	2,352

200	Norfolk Southern Corporation	12,564

370	Union Pacific Corporation	34,284

130	Werner Enterprises, Inc.	2,938
	Total Road & Rail	80,502
	Semiconductors & Equipment – 2.8%

10	Advanced Energy Industriess Inc.	136

700	Advanced Micro Devices, Inc., (2)	5,726

20	Altera Corporation	712

460	Amkor Technology Inc., (2)	3,399

530	Anadigics Inc.	3,673

10	Analog Devices, Inc.	377

80	Applied Materials, Inc.	1,124

70	Applied Micro Circuits Corporation	748

20	ATMI Inc.	399

240	Broadcom Corporation, Class A	10,452

20	Cabot Microelectronics Corporation, (2)	829

80	Cavium Networks, Inc., (2)	3,014

60	CEVA, Inc.	1,230

190	Cirrus Logic Inc., (2)	3,036

90	Cohu Inc.	1,492

10	Cymer, Inc., (2)	451

80	Diodes Inc., (2)	2,159

310	Fairchild Semiconductor International Inc., Class A, (2)	4,839

40	FEI Company, (2)	1,056

40	Hittite Microwave Corporation, (2)	2,442

40	Nuveen Investments

Shares	Description (1)	Value
	Semiconductors & Equipment (continued)

50	Integrated Device Technology, Inc., (2)	$333

1,150	Intel Corporation	24,185

100	IXYS Corporation, (2)	1,162

80	KLA-Tencor Corporation	3,091

70	Kopin Corporation	291

70	Kulicke & Soffa Industries Inc., (2)	504

100	Linear Technology Corporation	3,459

80	LSI Logic Corporation, (2)	479

60	Mattson Technology, Inc., (2)	180

80	Maxim Integrated Products, Inc.	1,890

20	Micrel, Incorporated	260

90	Microchip Technology Incorporated	3,079

1,110	Micron Technology, Inc., (2)	8,902

100	Microsemi Corporation, (2)	2,290

250	Mindspeed Technologies, Inc.	1,525

390	MIPS Technologies, Inc., (2)	5,912

150	MKS Instruments Inc.	3,674

60	Monolithic Power Systems, Inc., (2)	991

160	Nanometrics Inc.	2,053

140	Netlogic Microsystems Inc., (2)	4,397

40	Novellus Systems, Inc., (2)	1,293

250	Omnivision Technologies, Inc.	7,403

230	ON Semiconductor Corporation, (2)	2,272

200	Photronics Inc., (2)	1,182

10	PMC-Sierra, Inc., (2)	86

10	Power Integrations Inc.	401

10	Rambus Inc. , (2)	205

990	RF Micro Devices, Inc., (2)	7,277

70	Rubicon Technology Inc., (2)	1,476

140	Rudolph Technologies, (2)	1,152

90	Semtech Corporation, (2)	2,038

60	Sigma Designs, Inc.	850

230	Silicon Image, Inc., (2)	1,691

80	Skyworks Solutions Inc., (2)	2,290

10	SunPower Corporation, (2)	128

250	Teradyne Inc., (2)	3,510

90	Tessera Technologies Inc., (2)	1,994

410	Texas Instruments Incorporated	13,325

420	TriQuint Semiconductor, Inc., (2)	4,910

20	Varian Semiconductor Equipment Associate, (2)	739

80	Veeco Instruments Inc., (2)	3,437

80	Xilinx, Inc.	2,318
	Total Semiconductors & Equipment	175,928

Nuveen Investments	41

Portfolio of Investments (Unaudited)

Nuveen U.S. Equity Completeness Fund (continued)

December 31, 2010

Shares	Description (1)	Value
	Software – 2.7%

40	ACI Worldwide, Inc., (2)	$1,075

100	Activision Blizzard Inc.	1,244

30	Advent Software Inc., (2)	1,738

40	Ariba Inc., (2)	940

70	Aspen Technology Inc.	889

100	Blackbaud, Inc.	2,590

20	Blackboard, Inc., (2)	826

10	Bottomline Technologies, Inc.	217

130	CA Inc.	3,177

60	CDC Corporation	211

100	Citrix Systems, (2)	6,841

100	CommVault Systems, Inc., (2)	2,862

60	Concur Technologies, Inc., (2)	3,116

90	Deltek Inc.	653

90	Ebix, Inc., (2)	2,130

10	EPIQ Systems, Inc.	137

30	FactSet Research Systems Inc.	2,813

50	Fair Isaac Corporation	1,169

100	Fortinet Inc.	3,235

20	Informatica Corporation, (2)	881

30	Interactive Intelligence, Inc.	785

70	Intuit, Inc., (2)	3,451

40	JDA Software Group, (2)	1,120

200	Lawson Software, Inc., (2)	1,850

20	Manhattan Associates Inc., (2)	611

30	McAfee Inc., (2)	1,389

50	Mentor Graphics Corporation	600

20	Micros Systems, Inc., (2)	877

800	Microsoft Corporation	22,336

100	NetScout Systems, Inc., (2)	2,301

60	Novell Inc., (2)	355

770	Oracle Corporation	24,101

170	Parametric Technology Corporation, (2)	3,830

90	Progress Software Corporation, (2)	3,809

100	PROS Holdings, Inc., (2)	1,139

20	QLIK Technologies Inc.	516

240	Quest Software Inc., (2)	6,658

110	Radiant Systems, Inc., (2)	2,153

20	RealPage Inc.	619

100	Red Hat, Inc., (2)	4,565

160	Renaissance Learning Inc.	1,894

10	Rosetta Stone Inc., (2)	212

20	Rovi Corporation, (2)	1,240

90	Salesforce.com, Inc., (2)	11,880

90	Smith Micro Software, Inc.	1,417

42	Nuveen Investments

Shares	Description (1)	Value
	Software (continued)

10	Solera Holdings Inc.	$513

280	Sonic Solutions	4,200

60	SS&C Technologies Holdings Inc.	1,231

180	SuccessFactors, Inc., (2)	5,213

130	Symantec Corporation, (2)	2,176

110	Synopsys Inc., (2)	2,960

60	Taleo Corporation, (2)	1,659

90	TeleCommunication Systems, (2)	420

410	Tibco Software Inc., (2)	8,081

50	Ultimate Software Group, Inc., (2)	2,432

10	Vasco Data Security International, Inc., (2)	81

130	VirnetX Holding Corporation	1,931

50	Websense Inc., (2)	1,013
	Total Software	168,362
	Specialty Retail – 2.4%

90	Advance Auto Parts, Inc.	5,954

40	Aeropostale, Inc., (2)	986

10	American Eagle Outfitters, Inc.	146

110	Ann Taylor Stores Corporation, (2)	3,013

210	Ascena Retail Group, Inc.	5,548

20	AutoNation Inc., (2)	564

40	AutoZone, Inc., (2)	10,904

50	Bed Bath and Beyond Inc., (2)	2,458

100	Best Buy Co., Inc.	3,429

20	Buckle Inc.	755

50	Cabela’s Incorporated, (2)	1,088

110	CarMax, Inc., (2)	3,507

30	Cato Corporation	822

70	Childrens Place Retail Stores Inc., (2)	3,475

100	Colective Brands Inc., (2)	2,110

60	DSW Inc., (2)	2,346

30	Finish Line, Inc.	516

150	GameStop Corporation, (2)	3,432

10	Genesco Inc.	375

20	Haverty Furniture Companies Inc.	260

50	Hibbett Sporting Goods, Inc., (2)	1,845

420	Home Depot, Inc.	14,725

20	J. Crew Group Inc., (2)	863

120	Jo Ann Stores, Inc., (2)	7,226

80	Joseph A Bank Clothiers, Inc., (2)	3,226

280	Limited Brands, Inc.	8,604

350	Lowe’s Companies, Inc.	8,778

60	Lumber Liquidators Inc., (2)	1,495

40	Mens Wearhouse Inc.	999

180	OfficeMax Inc., (2)	3,186

Nuveen Investments	43

Portfolio of Investments (Unaudited)

Nuveen U.S. Equity Completeness Fund (continued)

December 31, 2010

Shares	Description (1)	Value
	Specialty Retail (continued)

40	Pacific Sunwear of California, Inc., (2)	$217

220	Pier 1 Imports, Inc.	2,310

30	RadioShack Corporation	555

110	Rent-A-Center Inc., (2)	3,551

50	Ross Stores, Inc.	3,163

100	Shoe Carnival, Inc., (2)	2,700

80	Signet Jewelers Limited, (2)	3,472

120	Stage Stores Inc.	2,081

80	Staples, Inc.	1,822

70	Tiffany & Co.	4,359

190	TJX Companies, Inc.	8,433

130	Tractor Supply Company	6,303

130	Ulta Salon, Cosmetics & Fragrance, Inc.	4,419

480	Wet Seal Inc.	1,775

140	Williams-Sonoma Inc.	4,996
	Total Specialty Retail	152,791
	Textiles, Apparel & Luxury Goods – 0.8%

20	Carter’s Inc., (2)	589

70	Coach, Inc.	3,871

190	Deckers Outdoor Corporation, (2)	15,150

120	Fossil Inc., (2)	8,457

70	Iconix Brand Group, Inc.	1,351

260	Jones Apparel Group Inc.	4,039

80	Maidenform Brands Inc., (2)	1,901

70	Nike, Inc., Class B	5,978

40	Perry Ellis International, Inc.	1,098

20	Phillips-Van Heusen Corporation	1,259

110	Quicksilver Inc., (2)	557

10	Steven Madden Limited, (2)	416

50	VF Corporation	4,308

70	Warnaco Group, Inc., (2)	3,854
	Total Textiles, Apparel & Luxury Goods	52,828
	Thrifts & Mortgage Finance – 0.5%

40	Beneficial Mutual Bancorp Inc., (2)	352

50	Berkshire Hills Bancorp, Inc.	1,104

140	Flushing Financial Corporation	1,959

120	Hudson City Bancorp, Inc.	1,528

320	MGIC Investment Corporation, (2)	3,260

360	New York Community Bancorp Inc.	6,785

180	Northwest Bancshares Inc.	2,116

90	People’s United Financial, Inc.	1,260

20	Provident Financial Services Inc.	302

780	Radian Group Inc.	6,294

150	TFS Financial Corporation	1,352

44	Nuveen Investments

Shares	Description (1)	Value
	Thrifts & Mortgage Finance (continued)

130	TrustCo Bank Corporation NY	$823

110	Washington Federal Inc.	1,860
	Total Thrifts & Mortgage Finance	28,995
	Tobacco – 1.0%

860	Altria Group, Inc.	21,172

100	Lorillard Inc.	8,205

430	Philip Morris International	25,167

180	Reynolds American Inc.	5,871
	Total Tobacco	60,415
	Trading Companies & Distributors – 0.5%

120	Aircastle LTD	1,253

10	Fastenal Company	598

10	GATX Corporation	352

40	Houston Wire & Cable Company	537

70	MSC Industrial Direct Inc., Class A	4,527

250	RSC Holdings, Inc.	2,434

40	Rush Enterprises, Class A	817

100	Textainer Group Holdings Limited	2,848

90	Titan Machinery, Inc.	1,736

30	W.W. Grainger, Inc.	4,142

20	Watsco Inc.	1,261

150	WESCO International Inc., (2)	7,919
	Total Trading Companies & Distributors	28,424
	Water Utilities – 0.2%

20	American States Water Co.	688

220	American Water Works Company	5,563

60	Aqua America Inc.	1,348

70	SJW Corporation	1,852
	Total Water Utilities	9,451
	Wireless Telecommunication Services – 0.6%

130	American Tower Corporation, (2)	6,712

120	Clearwire Corporation, (2)	617

50	Crown Castle International Corporation, (2)	2,191

40	Fibertower Corporation	177

30	Leap Wireless International, Inc., (2)	367

10	Metropcs Communications Inc., (2)	125

140	NII Holdings Inc., Class B, (2)	6,251

120	Shenandoah Telecommunications Company	2,247

3,340	Sprint Nextel Corporation, (2)	14,127

90	Telephone and Data Systems Inc.	3,289

10	United States Cellular Corporation, (2)	498

50	USA Mobility Inc.	888
	Total Wireless Telecommunication Services	37,489
	Total Common Stocks (cost $4,918,626)	5,957,543

Nuveen Investments	45

Portfolio of Investments (Unaudited)

Nuveen U.S. Equity Completeness Fund (continued)

December 31, 2010

Shares	Description (1)			Value
	INVESTMENT COMPANIES – 1.6%

700	iShares Russell 1000 Index Fund			$48,902

700	iShares Russell 2000 Index Fund			54,761
	Total Investment Companies (cost $89,747)			103,663

Principal Amount (000)	Description (1)	Coupon	Maturity	Value
	Short-Term Investments – 4.0%
$252	Repurchase Agreement with State Street Bank, dated 12/31/10, repurchase price $251,597, collateralized by $255,000 U.S. Treasury Notes, 1.000%, due 4/30/12, value $257,346	0.040%	1/03/11	$251,596
	Total Short-Term Investments (cost $251,596)			251,596
	Total Investments (cost $5,259,969) – 100.4%			6,312,802
	Other Assets Less Liabilities – (0.4)%			(25,422)
	Net Assets – 100%			$6,287,380

For Fund portfolio compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications into sectors for reporting ease.
(1)	All percentages shown in the Portfolio of Investments are based on net assets.
(2)	Non-income producing; issuer has not declared a dividend within the past twelve months.

See accompanying notes to financial statements.

46	Nuveen Investments

Statement of Assets and Liabilities (Unaudited)

December 31, 2010

Assets
Investments, at value (cost $5,259,969)	$6,312,802
Dividends receivable	8,264
Other assets	6
Total assets	6,321,072
Liabilities
Accrued expenses:
Management fees	801
Other	32,891
Total liabilities	33,692
Net assets	$6,287,380
Shares outstanding	325,609
Net asset value per share	$19.31
Net Assets Consist of:
Capital paid-in	$6,659,323
Undistributed (Over-distribution of) net investment income	22,782
Accumulated net realized gain (loss)	(1,447,558)
Net unrealized appreciation (depreciation)	1,052,833
Net assets	$6,287,380
Authorized shares Par value per share	Unlimited $0.01

See accompanying notes to financial statements.

Nuveen Investments	47

Statement of Operations

Six Months Ended December 31, 2010

Investment Income	$69,773
Expenses
Management fees	18,137
Shareholders’ servicing agent fees and expenses	56
Custodian’s fees and expenses	43,787
Trustees’ fees and expenses	69
Professional fees	6,342
Shareholders’ reports – printing and mailing expenses	10,599
Federal and state registration fees	64
Other expenses	142
Total expenses before expense reimbursement	79,196
Expense reimbursement	(52,525)
Net expenses	26,671
Net investment income	43,102
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from investments	(77,488)
Change in net unrealized appreciation (depreciation) of investments	1,466,757
Net realized and unrealized gain (loss)	1,389,269
Net increase (decrease) in net assets from operations	$1,432,371

See accompanying notes to financial statements.

48	Nuveen Investments

Statement of Changes in Net Assets

	Six Months Ended 12/31/10	Year Ended 6/30/10
Operations
Net investment income	$43,102	$66,745
Net realized gain (loss) from investments	(77,488)	96,952
Change in net unrealized appreciation (depreciation) of investments	1,466,757	366,562
Net increase (decrease) in net assets from operations	1,432,371	530,259
Distributions to Shareholders
From net investment income	(64,991)	(82,988)
Decrease in net assets from distributions to shareholders	(64,991)	(82,988)
Fund Share Transactions
Proceeds from sale of shares	220,000	1,287,999
Cost of shares redeemed	(1,316,000)	(461,000)
Net increase (decrease) in net assets from Fund share transactions	(1,096,000)	826,999
Net increase (decrease) in net assets	271,380	1,274,270
Net assets at the beginning of period	6,016,000	4,741,730
Net assets at the end of period	$6,287,380	$6,016,000
Undistributed (Over-distribution of) net investment income at the end of period	$22,782	$44,671

See accompanying notes to financial statements.

Nuveen Investments	49

Financial Highlights (Unaudited)

Selected data for a share outstanding throughout each period:

		Investment Operations			Less Distributions

Year Ended June 30,	Beginning Net Asset Value	Net Invest- ment Income(a)	Net Realized/ Unrealized Gain (Loss)	Total	Net Invest- ment Income	Capital Gains	Total	Ending Net Asset Value	Total Return(b)
2011(d)	$15.78	$.11	$3.62	$3.73	$(.20)	$—	$(.20)	$19.31	23.63%
2010	14.14	.19	1.70	1.89	(.25)	—	(.25)	15.78	13.25
2009	20.00	.28	(6.07)	(5.79)	(.07)	—	(.07)	14.14	(28.96)

50	Nuveen Investments

Ratios/Supplemental Data
	Ratios to Average Net Assets Before Reimbursement			Ratios to Average Net Assets After Reimbursement(c)
Ending Net Assets (000)	Expenses		Net Invest- ment Income (Loss)	Expenses		Net Invest- ment Income (Loss)		Portfolio Turnover Rate
$6,287	2.33	%*	(.28 )%*	.78	%*	1.27	%*	63%
6,016	3.20		(1.24)	.79		1.17		105
4,742	3.38		(.57)	.80		2.02		69

(a)	Per share Net Investment Income is calculated using the average daily shares method.
(b)	Total return is the combination of changes in net asset value, reinvested dividend income at net asset value and reinvested capital gains distributions at net asset value, if any. Total returns are not annualized.
(c)	After expense reimbursement from the Adviser, where applicable. Ratios do not reflect the effect of custodian fee credits earned on the Fund’s net cash on deposit with the custodian bank, where applicable.
(d)	For the six months ended December 31, 2010.
*	Annualized.

See accompanying notes to financial statements.

Nuveen Investments	51

Notes to Financial Statements (Unaudited)

1. General Information and Significant Accounting Policies

General Information

The Nuveen Investment Trust (the “Trust”) is an open-end investment company registered under the Investment Company Act of 1940, as amended. The Trust is comprised of Nuveen U.S. Equity Completeness Fund, (the “Fund”), among others. The Trust was organized as a Massachusetts business trust in 1996.

The Fund’s investment objective is to provide capital appreciation and to enhance the risk/return profile of the U.S. equity portion of certain “funds of funds” advised by Nuveen Asset Management (the “Adviser”), a wholly-owned subsidiary of Nuveen Investments, Inc. (“Nuveen”).

Under normal market conditions, the Fund will invest primarily in equity securities of U.S. companies. The Fund’s only investors are the Nuveen Conservative Allocation Fund, Nuveen Moderate Allocation Fund and Nuveen Growth Allocation Fund (individually, an “Allocation Fund,” and collectively, the “Allocation Funds”). Each Allocation Fund is a “fund of funds” and invests principally in shares of other registered investment companies, including open-end mutual funds and exchange-traded funds (the “Underlying Funds”). The Fund is managed with the goal of outperforming a customized benchmark that is designed so that, when it is combined with the benchmarks of the U.S. equity-focused Underlying Funds included in the Allocation Funds, it approximates the performance of the Russell 3000 Index. This process seeks to optimize return while targeting a tracking error of 1.50% relative to the customized benchmark.

Effective January 1, 2011, the Adviser has changed its name to Nuveen Fund Advisors, Inc.

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements in accordance with accounting principles generally accepted in the United States (“U.S. GAAP”).

Significant Accounting Policies

Investment Valuation

Common stocks and other equity-type securities are valued at the last sales price on the securities exchange on which such securities are primarily traded and are generally classified as Level 1. Securities primarily traded on the NASDAQ National Market (“NASDAQ”) are valued, except as indicated below, at the NASDAQ Official Closing Price and are generally classified as Level 1. However, securities traded on a securities exchange or NASDAQ for which there were no transactions on a given day or securities not listed on a securities exchange or NASDAQ are valued at the mean between the quoted bid and ask prices and are generally classified as Level 1. Investments in investment companies are valued at their respective net asset values on the valuation date. These investment vehicles are generally classified as Level 1.

Repurchase agreements are valued at contract amount plus accrued interest, which approximates market value. These securities are generally classified as Level 2.

Certain securities may not be able to be priced by the pre-established pricing methods as described above. Such securities may be valued by the Fund’s Board of Trustees or its designee at fair value. These securities generally include, but are not limited to, restricted securities (securities which may not be publicly sold without registration under the Securities Act of 1933, as amended) for which a pricing service is unable to provide a market price; securities whose trading has been formally suspended; debt securities that have gone into default and for which there is no current market quotation; a security whose market price is not available from a pre-established pricing source; a security with respect to which an event has occurred that is likely to materially affect the value of the security after the market has closed but before the calculation of the Fund’s net asset value (as may be the case in non-U.S. markets on which the security is primarily traded) or make it difficult or impossible to obtain a reliable market quotation; and a security whose price, as provided by the pricing service, is not deemed to reflect the security’s fair value. As a general principle, the fair value of a security would appear to be the amount that the owner might reasonably expect to receive for it in a current sale. A variety of factors may be considered in determining the fair value of such securities, which may include consideration of the following: yields or prices of investments of comparable quality, type of issue, coupon, maturity and rating, market quotes or indications of value from security dealers, evaluations of anticipated cash flows or collateral, general market conditions and other information and analysis, including the obligor’s credit characteristics considered relevant. These securities are classified as Level 2 or Level 3 depending on the priority of the significant inputs. Regardless of the method employed to value a particular security, all valuations are subject to review by the Fund’s Board of Trustees or its designee.

Refer to Footnote 2 – Fair Value Measurements for further details on the leveling of securities held by the Fund as of the end of the reporting period.

Investment Transactions

Investment transactions are recorded on a trade date basis. Realized gains and losses from investment transactions are determined on the specific identification method, which is the same basis used for federal income tax purposes.

52	Nuveen Investments

Investment Income

Dividend income is recorded on the ex-dividend date or, for foreign securities, when information is available. Interest income is recorded on an accrual basis.

Income Taxes

The Fund intends to distribute substantially all of its net investment income and net capital gains to shareholders and to otherwise comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies. Therefore, no federal income tax provision is required.

For all open tax years and all major taxing jurisdictions, management of the Fund has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. Open tax years are those that are open for examination by taxing authorities (i.e., generally the last four tax year ends and the interim tax period since then). Furthermore, management of the Fund is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Dividends and Distributions to Shareholders

Dividends from net investment income and net realized capital gains from investment transactions, if any, are declared and distributed to shareholders at least annually. Furthermore, capital gains are distributed only to the extent they exceed available capital loss carryforwards.

Distributions to shareholders are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP.

Sales Charge Program

The Fund’s shares are not subject to any sales charge or 12b-1 distribution or service fees.

Derivative Financial Instruments

The Fund is authorized to invest in certain derivative instruments, including futures, options, swap contracts. Although the Fund is authorized to invest in such derivative instruments, and may do so in the future, it did not make any such investments during the six months ended December 31, 2010.

Repurchase Agreements

In connection with transactions in repurchase agreements, it is the Fund’s policy that its custodian take possession of the underlying collateral securities, the fair value of which exceeds the principal amount of the repurchase transaction, including accrued interest, at all times. If the counterparty defaults, and the fair value of the collateral declines, realization of the collateral may be delayed or limited.

Custodian Fee Credit

The Fund has an arrangement with the custodian bank whereby certain custodian fees and expenses are reduced by net credits earned on the Fund’s cash on deposit with the bank. Such deposit arrangements are an alternative to overnight investments. Credits for cash balances may be offset by charges for any days on which the Fund overdraws its account at the custodian bank.

Indemnifications

Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, in the normal course of business, the Trust enters into contracts that provide general indemnifications to other parties. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. However, the Trust has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

Use of Estimates

The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results may differ from those estimates.

2. Fair Value Measurements

In determining the fair value of the Fund’s investments, various inputs are used. These inputs are summarized in the three broad levels listed below:

Level 1 –	Quoted prices in active markets for identical securities.
Level 2 –	Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3 –	Significant unobservable inputs (including management’s assumptions in determining the fair value of investments).

Nuveen Investments	53

Notes to Financial Statements (Unaudited) (continued)

The inputs or methodologies used for valuing securities are not an indication of the risk associated with investing in those securities. The following is a summary of the Fund’s fair value measurements as of December 31, 2010:

	Level 1	Level 2	Level 3	Total
Investments:
Common Stocks	$5,957,543	$—	$—	$5,957,543
Investment Companies	103,663	—	—	103,663
Short-Term Investments	—	251,596	—	251,596
Total	$6,061,206	$251,596	$—	$6,312,802

During the period ended December 31, 2010, the Fund recognized no significant transfers to/from Level 1, Level 2 or Level 3.

3. Derivative Instruments and Hedging Activities

The Fund records derivative instruments at fair value, with changes in fair value recognized on the Statement of Operations, when applicable. Even though the Fund’s investments in derivatives may represent economic hedges, they are not considered to be hedge transactions for financial reporting purposes. The Fund did not invest in derivative instruments during the six months ended December 31, 2010.

4. Fund Shares

Transactions in Fund shares were as follows:

	Six Months Ended 12/31/10		Year Ended 6/30/10
	Shares	Amount	Shares	Amount
Shares sold	12,769	$220,000	74,400	$1,287,999
Shares redeemed	(68,504)	(1,316,000)	(28,330)	(461,000)
Net increase (decrease)	(55,735)	$(1,096,000)	46,070	$826,999

5. Investment Transactions

Purchases and sales (excluding short-term investments) during the six months ended December 31, 2010, aggregated $4,045,235 and $5,145,721, respectively.

6. Income Tax Information

The following information is presented on an income tax basis. Differences between amounts for financial statement and federal income tax purposes are primarily due to timing differences in recognizing certain gains and losses on investment transactions. To the extent that differences arise that are permanent in nature, such amounts are reclassified within the capital accounts as detailed below. Temporary differences do not require reclassification. Temporary and permanent differences do not impact the net asset value of the Fund.

At December 31, 2010, the cost and unrealized appreciation (depreciation) of investments as determined on a federal income tax basis, were as follows:

Cost of investments	$5,288,098
Gross unrealized:
Appreciation	$1,080,682
Depreciation	(55,978)
Net unrealized appreciation (depreciation) of investments	$1,024,704

Permanent differences, primarily due to federal taxes paid and adjustment for investments in Real Estate Investment Trusts resulted in reclassifications among the Fund’s components of net assets at June 30, 2010, the Fund’s last tax year end, as follows:

Capital paid-in	$(184)
Undistributed (Over-distribution of) net investment income	28
Accumulated net realized gain (loss)	156

The tax components of undistributed net ordinary income and net long-term capital gains at June 30, 2010, the Fund’s last tax year end, were as follows:

Undistributed net ordinary income*	$44,671
Undistributed net long-term capital gains	—
*	Net ordinary income consists of net taxable income derived from dividends, interest, and net short-term capital gains, if any.

54	Nuveen Investments

The tax character of distributions paid during the Fund’s last tax year ended June 30, 2010, was designated for purposes of the dividends paid deduction as follows:

Distributions from net ordinary income*	$82,988
Distributions from net long-term capital gains	—
*	Net ordinary income consists of net taxable income derived from dividends, interest and net short-term capital gains, if any.

At June 30, 2010, the Fund’s last tax year end, the Fund had unused capital loss carryforwards of $1,341,941 available for federal income tax purposes to be applied against future capital gains, if any. If not applied, the carryforwards will expire on June 30, 2018.

7. Management Fees and Other Transactions with Affiliates

The Fund’s management fee consists of two components – a fund-level fee, based only on the amount of assets within the Fund, and a complex-level fee, based on the aggregate amount of all eligible fund assets managed by the Adviser. This pricing structure enables Fund shareholders to benefit from growth in the assets within the Fund as well as from growth in the amount of complex-wide assets managed by the Adviser.

The annual fund-level fee, payable monthly, is .35% of average daily net assets.

The annual complex-level fee, payable monthly, is calculated according to the following schedule:

Complex-Level Managed Asset Breakpoint Level*	Effective Rate at Breakpoint Level
$55 billion	.2000%
$56 billion	.1996
$57 billion	.1989
$60 billion	.1961
$63 billion	.1931
$66 billion	.1900
$71 billion	.1851
$76 billion	.1806
$80 billion	.1773
$91 billion	.1691
$125 billion	.1599
$200 billion	.1505
$250 billion	.1469
$300 billion	.1445

*	The complex-level fee is calculated based upon the aggregate daily managed assets of all Nuveen Funds that constitute “eligible assets.” Eligible assets do not include assets attributable to investments in other Nuveen Funds and assets in excess of $2 billion added to the Nuveen Fund complex in connection with the Adviser’s assumption of the management of the former First American Funds effective January 1, 2011. Managed assets include closed-end fund assets managed by the Adviser that are attributable to financial leverage. For these purposes, financial leverage includes the closed-end funds’ use of preferred stock and borrowings and certain investments in the residual interest certificates (also called inverse floating rate securities) in tender option bond (TOB) trusts, including the portion of assets held by a TOB trust that has been effectively financed by the trust’s issuance of floating rate securities, subject to an agreement by the Adviser as to certain funds to limit the amount of such assets for determining managed assets in certain circumstances. As of December 31, 2010, the complex-level fee rate was .1831%.

The management fee compensates the Adviser for the overall investment advisory and administrative services and general office facilities it provides for the Fund. The Adviser has entered into a Sub-Advisory Agreement with Nuveen HydePark Group, LLC (“HydePark”), a subsidiary of Nuveen, under which HydePark manages the investment portfolio of the Fund. HydePark is compensated for its sub-advisory services to the Fund from the management fee paid to the Adviser.

The Adviser has agreed to waive fees and reimburse expenses of the Fund through October 31, 2011, so that total annual Fund operating expenses (excluding interest expenses, taxes, fees incurred in acquiring and disposing of portfolio securities and extraordinary expenses) do not exceed .80% (1.05% after October 31, 2011) of the average daily net assets of the Fund. The Adviser may also voluntarily reimburse additional expenses from time to time. Voluntary reimbursements may be terminated at any time at the Adviser’s discretion.

The Trust pays no compensation directly to those of its trustees who are affiliated with the Adviser or to its officers, all of whom receive remuneration for their services to the Trust from the Adviser or its affiliates. The Board of Trustees has adopted a deferred compensation plan for independent trustees that enables trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from certain Nuveen advised funds. Under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of select Nuveen advised funds.

At December 31, 2010, Nuveen owned 1,250 shares of the Fund.

Nuveen Investments	55

Notes

56	Nuveen Investments

Notes

Nuveen Investments	57

Glossary of Terms Used in this Report

Average Annual Total Return: This is a commonly used method to express an investment’s performance over a particular, usually multi-year time period. It expresses the return that would have been necessary each year to equal the investment’s actual cumulative performance (including change in NAV or offer price and reinvested dividends and capital gains distributions, if any) over the time period being considered.

Net Asset Value (NAV): A Fund’s NAV is the dollar value of one share in the Fund. It is calculated by subtracting the liabilities of the Fund from its total assets and then dividing the remainder by the number of shares outstanding. Fund NAVs are calculated at the end of each business day.

58	Nuveen Investments

Fund Information

Fund Manager

Nuveen Fund Advisors, Inc.

333 West Wacker Drive

Chicago, IL 60606

Sub-Advisers

Nuveen HydePark Group, LLC

333 West Wacker Drive

Chicago, IL 60606

Legal Counsel

Chapman and Cutler LLP

Chicago, IL

Independent Registered

Public Accounting Firm

PricewaterhouseCoopers LLP

Chicago, IL

Custodian

State Street Bank & Trust Company

Boston, MA

Transfer Agent and Shareholder Services

Boston Financial

Data Services

Nuveen Investor Services

P.O. Box 8530

Boston, MA 02266-8530

(800) 257-8787

Quarterly Portfolio of Investments and Proxy Voting Information: You may obtain (i) the Fund’s quarterly portfolio of investments, (ii) information regarding how the Fund voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, and (iii) a description of the policies and procedures that the Fund used to determine how to vote proxies relating to portfolio securities without charge, upon request, by calling Nuveen Investments at (800) 257-8787 or on Nuveen’s website at www.nuveen.com.

You may also obtain this and other Fund information directly from the Securities and Exchange Commission (SEC). The SEC may charge a copying fee for this information. Visit the SEC on-line at http://www.sec.gov or in person at the SEC’s Public Reference Room in Washington, D.C. Call the SEC at (202) 942-8090 for room hours and operation. You may also request Fund information by sending an e-mail request to publicinfo@sec.gov or by writing to the SEC’s Public Reference Section at 100 F Street NE, Washington, D.C. 20549.

The Financial Industry Regulatory Authority (FINRA) provides a Public Disclosure Program which supplies certain information regarding the disciplinary history of FINRA members and their associated persons in response to either telephone inquiries at (800) 289-9999 or written inquiries at www.finra.org. FINRA also provides an investor brochure that includes information describing the Public Disclosure Program.

Nuveen Investments	59

Nuveen Investments:

Serving Investors for Generations

Since 1898, financial advisors and their clients have relied on Nuveen Investments to provide dependable investment solutions through continued adherence to proven, long-term investing principles. Today, we offer a range of high quality equity and fixed-income solutions designed to be integral components of a well-diversified core portfolio.

Focused on meeting investor needs.

Nuveen Investments is a global investment management firm that seeks to help secure the long-term goals of institutions and high net worth investors as well as the consultants and financial advisors who serve them. We market our growing range of specialized investment solutions under the high-quality brands of HydePark, NWQ, Nuveen Asset Management, Santa Barbara, Symphony, Tradewinds and Winslow Capital. In total, Nuveen Investments managed approximately $195 billion of assets as of December 31, 2010.

Find out how we can help you.

To learn more about how the products and services of Nuveen Investments may be able to help you meet your financial goals, talk to your financial advisor, or call us at (800) 257-8787. Please read the information provided carefully before you invest. Investors should consider the investment objective and policies, risk considerations, charges and expenses of any investment carefully. Where applicable, be sure to obtain a prospectus, which contains this and other relevant information. To obtain a prospectus, please contact your securities representative or Nuveen Investments, 333 W. Wacker Dr., Chicago, IL 60606. Please read the prospectus carefully before you invest or send money.

Learn more about Nuveen Funds at: www.nuveen.com/mf

Nuveen makes things e-simple.

It only takes a minute to sign up for e-Reports. Once enrolled, you’ll receive an e-mail as soon as your Nuveen Fund information is ready — no more waiting for delivery by regular mail. Just click on the link within the e-mail to see the report and save it on your computer if you wish.

Free e-Reports right to your e-mail!

www.investordelivery.com

If you receive your Nuveen Fund distributions and statements from your financial advisor or brokerage account.

OR

www.nuveen.com/accountaccess

If you receive your Nuveen Fund distributions and statements directly from Nuveen.

Distributed by Nuveen Investments, LLC 333 West Wacker Drive Chicago, IL 60606 www.nuveen.com

MSA-COMP-1210P

Item 2. Code of Ethics.

Not applicable to this filing.

Item 3. Audit Committee Financial Expert.

Not applicable to this filing.

Item 4. Principal Accountant Fees and Services.

Not applicable to this filing.

Item 5. Audit Committee of Listed Registrants.

Not applicable to this registrant.

Item 6. Schedule of Investments.

(a) See Portfolio of Investments in Item 1.

(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to this registrant.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to this registrant.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to this registrant.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s Board implemented after the registrant last provided disclosure in response to this Item.

Item 11. Controls and Procedures.

(a)	The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (the “Exchange Act”) (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

File the exhibits listed below as part of this Form.

(a)(1) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit: Not applicable to this filing.

(a)(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the 1940 Act (17 CFR 270.30a-2(a)) in the exact form set forth below: See EX-99.CERT attached hereto.

(a)(3) Any written solicitation to purchase securities under Rule 23c-1 under the 1940 Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons: Not applicable to this registrant.

(b) If the report is filed under Section 13(a) or 15(d) of the Exchange Act, provide the certifications required by Rule 30a-2(b) under the 1940 Act (17 CFR 270.30a-2(b)), Rule 13a-14(b) or Rule 15d-14(b) under the Exchange Act (17 CFR 240.13a-14(b) or 240.15d-14(b)), and Section 1350 of Chapter 63 of Title 18 of the United States Code (18 U.S.C. 1350) as an Exhibit. A certification furnished pursuant to this paragraph will not be deemed “filed” for purposes of Section 18 of the Exchange Act (15 U.S.C. 78r), or otherwise subject to the liability of that section. Such certification will not be deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Exchange Act, except to the extent that the registration specifically incorporates it by reference: See EX-99.906 CERT attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Nuveen Investment Trust

By	(Signature and Title)	/s/ Kevin J. McCarthy
Kevin J. McCarthy Vice President and Secretary

Date March 10, 2011

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	(Signature and Title)	/s/ Gifford R. Zimmerman
Gifford R. Zimmerman Chief Administrative Officer (principal executive officer)

Date March 10, 2011

By	(Signature and Title)	/s/ Stephen D. Foy
Stephen D. Foy Vice President and Controller (principal financial officer)

Date March 10, 2011